UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

This report on Form N-CSR relates solely to the Registrant's Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Europe Fund -

Class A, Class T, Class B and Class C

Annual Report

October 31, 2015

Class A, Class T, Class B, and Class C are
classes of Fidelity® Europe Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-1.39%	4.70%	4.35%
Class T (incl. 3.50% sales charge) B	0.68%	5.10%	4.55%
Class B (incl. contingent deferred sales charge) C	-1.22%	5.36%	4.84%
Class C (incl. contingent deferred sales charge) D	2.79%	5.68%	4.84%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Europe Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period. See footnote A above for additional information regarding the performance of Class A.
Annual Report

Fidelity Europe Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Stefan Lindblad: For the year, the fund's share classes (excluding sales charges, if applicable) delivered mid-single-digit gains, handily outpacing the 0.04% return of the MSCI Europe Index. It was a volatile period for European stocks, partly stoked by European Central Bank intervention and weakness in commodities. Stock selection by far drove the fund's performance relative to the MSCI index, led by choices in health care, energy and financials. Avoiding poor-performing index component U.K.-based oil and gas company Royal Dutch Shell provided the fund's top individual contributor. Underweighting U.K.-based HSBC and avoiding Spanish bank Banco Santander also proved additive. On the downside, choices in the food, beverage & tobacco industry group hurt, as was positioning in telecommunication services. The most significant individual detractor was U.K.-based international bank Standard Chartered. I underestimated the company's balance sheet issues, and I did not foresee the slowdown in emerging markets, which weighed heavily on the stock's price. Encouraged by the company's management changes, I increased the fund's stake on weakness by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 952.70	$ 6.55
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.61%
Actual		$ 1,000.00	$ 951.60	$ 7.92
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Class B	2.14%
Actual		$ 1,000.00	$ 948.90	$ 10.51
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Class C	2.15%
Actual		$ 1,000.00	$ 949.00	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.92
Europe	1.03%
Actual		$ 1,000.00	$ 954.30	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class I	.97%
Actual		$ 1,000.00	$ 954.60	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.7	96.0
Short-Term Investments and Net Other Assets (Liabilities)	0.3	4.0
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Shire PLC (Bailiwick of Jersey, Pharmaceuticals)	3.2	2.5
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	2.9	2.7
Standard Chartered PLC (United Kingdom) (United Kingdom, Banks)	2.9	2.5
Sanofi SA (France, Pharmaceuticals)	2.7	0.0
Bayer AG (Germany, Pharmaceuticals)	2.4	2.1
Novozymes A/S Series B (Denmark, Chemicals)	2.2	0.0
William Hill PLC (United Kingdom, Hotels, Restaurants & Leisure)	2.0	1.1
William Demant Holding A/S (Denmark, Health Care Equipment & Supplies)	1.8	1.0
Prudential PLC (United Kingdom, Insurance)	1.8	1.7
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	1.8	0.0
	23.7
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.6	26.0
Health Care	19.8	21.0
Industrials	17.5	20.1
Consumer Discretionary	16.8	13.1
Information Technology	5.4	3.7
Materials	4.3	2.0
Consumer Staples	3.0	7.7
Utilities	1.3	1.1
Energy	0.0	1.3
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Europe Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Austria - 1.9%
Andritz AG	276,800	$ 13,940,747
Erste Group Bank AG (a)	483,000	14,165,262
TOTAL AUSTRIA		28,106,009
Bailiwick of Jersey - 5.4%
Shire PLC	611,200	46,286,714
Wolseley PLC	264,819	15,547,875
WPP PLC	681,400	15,274,830
TOTAL BAILIWICK OF JERSEY		77,109,419
Bermuda - 1.7%
Vostok Emerging Finance Ltd. (depository receipt) (a)	6,042,107	1,697,310
Vostok New Ventures Ltd. SDR (a)	3,662,236	23,361,701
TOTAL BERMUDA		25,059,011
Denmark - 6.6%
Carlsberg A/S Series B	245,400	20,117,275
DSV de Sammensluttede Vognmaend A/S	414,000	16,786,217
Novozymes A/S Series B	685,500	31,786,881
William Demant Holding A/S (a)	308,800	26,817,136
TOTAL DENMARK		95,507,509
Finland - 2.7%
Amer Group PLC (A Shares)	496,800	13,941,732
Huhtamaki Oyj	367,765	12,981,650
Valmet Corp.	1,119,700	11,807,957
TOTAL FINLAND		38,731,339
France - 10.5%
Bollore Group	3,447,549	17,067,520
Christian Dior SA	116,895	23,022,156
Eurazeo SA	207,255	14,604,342
Havas SA	2,906,500	25,217,487
Publicis Groupe SA	230,946	14,998,864
Sanofi SA	387,964	39,136,203
Wendel SA	134,300	16,119,599
TOTAL FRANCE		150,166,171
Germany - 9.4%
adidas AG	210,600	18,873,652
Bayer AG	258,700	34,521,582
Brenntag AG	343,400	20,750,209
CompuGroup Medical AG	259,600	7,650,573
Fresenius SE & Co. KGaA	244,797	17,988,270
GEA Group AG	337,429	13,530,477
LEG Immobilien AG	265,057	21,146,143
TOTAL GERMANY		134,460,906
Ireland - 2.4%
DCC PLC (United Kingdom)	149,700	12,011,970

	Shares	Value
Ryanair Holdings PLC sponsored ADR	137,767	$ 10,772,002
United Drug PLC (United Kingdom)	1,554,241	11,385,877
TOTAL IRELAND		34,169,849
Isle of Man - 3.1%
Optimal Payments PLC (a)	4,443,710	20,825,287
Playtech Ltd.	1,767,361	23,322,265
TOTAL ISLE OF MAN		44,147,552
Israel - 1.0%
Teva Pharmaceutical Industries Ltd. sponsored ADR	243,500	14,412,765
Italy - 1.3%
Mediolanum SpA	2,236,635	18,237,309
Mediolanum SpA rights	2,236,635	137
TOTAL ITALY		18,237,446
Netherlands - 1.4%
RELX NV	1,181,199	20,197,980
Spain - 2.8%
Amadeus IT Holding SA Class A	496,600	21,166,301
Red Electrica Corporacion SA	210,300	18,546,763
TOTAL SPAIN		39,713,064
Sweden - 16.5%
Elekta AB (B Shares) (d)	2,935,902	22,697,395
Getinge AB (B Shares)	1,679,200	42,041,175
H&M Hennes & Mauritz AB (B Shares)	663,852	25,820,417
Hemfosa Fastigheter AB	1,312,500	14,248,688
Indutrade AB	367,400	17,545,306
Kungsleden AB	1,996,700	14,957,342
Lundbergfoeretagen AB	94,092	4,798,460
Nordea Bank AB	1,897,200	20,984,883
Pandox AB (a)	1,087,500	17,795,003
Sandvik AB	2,359,600	22,067,178
Svenska Cellulosa AB (SCA) (B Shares)	789,200	23,245,081
Svenska Handelsbanken AB (A Shares)	809,700	10,996,924
TOTAL SWEDEN		237,197,852
Switzerland - 2.1%
Credit Suisse Group AG (e)(f)	478,733	11,018,439
Julius Baer Group Ltd.	399,440	19,805,238
TOTAL SWITZERLAND		30,823,677
United Kingdom - 30.9%
Aberdeen Asset Management PLC	3,164,057	16,911,022
Aldermore Group PLC	2,775,037	11,285,356
Ashmore Group PLC (d)	1,759,300	7,322,770
Babcock International Group PLC	1,323,700	19,671,537
Big Yellow Group PLC	1,465,300	16,941,799
Bunzl PLC	683,458	19,586,774
Compass Group PLC	1,270,417	21,839,618
Dechra Pharmaceuticals PLC	781,752	11,683,918
Diploma PLC	1,297,100	12,827,494
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Essentra PLC	1,355,136	$ 17,590,034
International Personal Finance PLC	3,944,403	22,504,640
ITV PLC	3,587,700	13,959,735
LivaNova PLC (a)	170,566	11,305,114
Lloyds Banking Group PLC	22,279,800	25,287,845
London Stock Exchange Group PLC	405,300	15,901,427
Micro Focus International PLC	595,700	11,534,239
Prudential PLC	1,142,519	26,685,240
Rolls-Royce Group PLC	1,501,292	15,875,437
Schroders PLC	359,422	16,528,354
Senior Engineering Group PLC	3,385,600	11,837,238
Shawbrook Group Ltd.	2,398,200	12,544,142
St. James's Place Capital PLC	577,862	8,592,075
Standard Chartered PLC (United Kingdom)	3,773,966	41,970,662
Unite Group PLC	1,670,087	17,121,131
Virgin Money Holdings Uk PLC	1,163,048	6,953,079
William Hill PLC	5,883,073	28,705,132
TOTAL UNITED KINGDOM		442,965,812
TOTAL COMMON STOCKS (Cost $1,369,293,912)		1,431,006,361
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $214,231)	139,169,768	214,544
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	14,053,296	$ 14,053,296
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	15,283,267	15,283,267
TOTAL MONEY MARKET FUNDS (Cost $29,336,563)		29,336,563
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $1,398,844,706)		1,460,557,468
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(25,176,509)
NET ASSETS - 100%		$ 1,435,380,959
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,018,439 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 11,351,478
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 58,484
Fidelity Securities Lending Cash Central Fund	924,214
Total	$ 982,698
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 239,646,606	$ 154,953,374	$ 84,693,232	$ -
Consumer Staples	43,362,356	20,117,275	23,245,081	-
Financials	452,691,319	358,897,496	93,793,823	-
Health Care	285,926,722	182,515,535	103,411,187	-
Industrials	251,840,482	220,417,170	31,423,312	-
Information Technology	76,848,092	76,848,092	-	-
Materials	62,358,565	62,358,565	-	-
Utilities	18,546,763	18,546,763	-	-
Money Market Funds	29,336,563	29,336,563	-	-
Total Investments in Securities:	$ 1,460,557,468	$ 1,123,990,833	$ 336,566,635	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 86,522,583
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $14,512,421) - See accompanying schedule: Unaffiliated issuers (cost $1,369,508,143)	$ 1,431,220,905
Fidelity Central Funds (cost $29,336,563)	29,336,563
Total Investments (cost $1,398,844,706)		$ 1,460,557,468
Foreign currency held at value (cost $131,652)		131,612
Receivable for investments sold		5,679,719
Receivable for fund shares sold		444,635
Dividends receivable		3,187,421
Distributions receivable from Fidelity Central Funds		20,249
Prepaid expenses		4,115
Other receivables		470,045
Total assets		1,470,495,264

Liabilities
Payable for investments purchased
Regular delivery	$ 6,076,814
Delayed delivery	11,018,439
Payable for fund shares redeemed	1,416,898
Accrued management fee	933,754
Distribution and service plan fees payable	18,340
Other affiliated payables	283,034
Other payables and accrued expenses	83,759
Collateral on securities loaned, at value	15,283,267
Total liabilities		35,114,305

Net Assets		$ 1,435,380,959
Net Assets consist of:
Paid in capital		$ 1,586,026,086
Undistributed net investment income		15,983,003
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(228,558,075)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,929,945
Net Assets		$ 1,435,380,959

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($23,381,485 ÷ 630,873 shares)	$ 37.06

Maximum offering price per share (100/94.25 of $37.06)	$ 39.32
Class T: Net Asset Value and redemption price per share ($9,631,696 ÷ 260,751 shares)	$ 36.94

Maximum offering price per share (100/96.50 of $36.94)	$ 38.28
Class B: Net Asset Value and offering price per share ($530,359 ÷ 14,424 shares)A	$ 36.77

Class C: Net Asset Value and offering price per share ($11,151,092 ÷ 302,926 shares)A	$ 36.81

Europe: Net Asset Value, offering price and redemption price per share ($1,384,134,439 ÷ 37,219,706 shares)	$ 37.19

Class I: Net Asset Value, offering price and redemption price per share ($6,551,888 ÷ 176,075 shares)	$ 37.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 34,182,184
Interest		1,295
Income from Fidelity Central Funds		982,698
Income before foreign taxes withheld		35,166,177
Less foreign taxes withheld		(2,877,247)
Total income		32,288,930

Expenses
Management fee
Basic fee	$ 9,840,222
Performance adjustment	1,149,586
Transfer agent fees	2,655,538
Distribution and service plan fees	230,307
Accounting and security lending fees	642,501
Custodian fees and expenses	135,244
Independent trustees' compensation	6,071
Registration fees	81,226
Audit	92,356
Legal	8,636
Interest	963
Miscellaneous	13,056
Total expenses before reductions	14,855,706
Expense reductions	(309,471)	14,546,235
Net investment income (loss)		17,742,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,522,314
Foreign currency transactions	333,984
Total net realized gain (loss)		56,856,298
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,707,177)
Assets and liabilities in foreign currencies	330,244
Total change in net unrealized appreciation (depreciation)		(21,376,933)
Net gain (loss)		35,479,365
Net increase (decrease) in net assets resulting from operations		$ 53,222,060

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,742,695	$ 31,583,880
Net realized gain (loss)	56,856,298	61,093,776
Change in net unrealized appreciation (depreciation)	(21,376,933)	(149,418,761)
Net increase (decrease) in net assets resulting from operations	53,222,060	(56,741,105)
Distributions to shareholders from net investment income	(31,603,696)	(13,272,490)
Distributions to shareholders from net realized gain	-	(612,576)
Total distributions	(31,603,696)	(13,885,066)
Share transactions - net increase (decrease)	125,806,049	401,467,296
Redemption fees	48,244	18,788
Total increase (decrease) in net assets	147,472,657	330,859,913

Net Assets
Beginning of period	1,287,908,302	957,048,389
End of period (including undistributed net investment income of $15,983,003 and undistributed net investment income of $29,844,004, respectively)	$ 1,435,380,959	$ 1,287,908,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund Class A

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.24	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.37	.47
Net realized and unrealized gain (loss)	1.29	(3.68)
Total from investment operations	1.66	(3.21)
Distributions from net investment income	(.84)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 37.06	$ 36.24
Total ReturnB, C, D	4.63%	(8.14)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.33%	1.35%A
Expenses net of fee waivers, if any	1.33%	1.35%A
Expenses net of all reductions	1.31%	1.35%A
Net investment income (loss)	.98%	1.94%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,381	$ 23,633
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Europe Fund Class T

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.18	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.26	.40
Net realized and unrealized gain (loss)	1.29	(3.67)
Total from investment operations	1.55	(3.27)
Distributions from net investment income	(.79)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.94	$ 36.18
Total ReturnB, C, D	4.33%	(8.29)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.61%	1.62%A
Expenses net of fee waivers, if any	1.61%	1.61%A
Expenses net of all reductions	1.59%	1.61%A
Net investment income (loss)	.70%	1.68%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,632	$ 13,679
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund Class B

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.07	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.06	.28
Net realized and unrealized gain (loss)	1.29	(3.66)
Total from investment operations	1.35	(3.38)
Distributions from net investment income	(.65)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.77	$ 36.07
Total ReturnB, C, D	3.78%	(8.57)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.15%	2.11%A
Expenses net of fee waivers, if any	2.15%	2.11%A
Expenses net of all reductions	2.13%	2.11%A
Net investment income (loss)	.16%	1.19%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 530	$ 1,065
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Europe Fund Class C

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.07	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.07	.29
Net realized and unrealized gain (loss)	1.29	(3.67)
Total from investment operations	1.36	(3.38)
Distributions from net investment income	(.62)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.81	$ 36.07
Total ReturnB, C, D	3.79%	(8.57)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	2.10%A
Expenses net of fee waivers, if any	2.13%	2.10%A
Expenses net of all reductions	2.11%	2.10%A
Net investment income (loss)	.18%	1.19%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,151	$ 6,818
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 36.32	$ 37.92	$ 30.15	$ 27.67	$ 30.83
Income from Investment Operations
Net investment income (loss) B	.48	.94E	.61	.64	.48
Net realized and unrealized gain (loss)	1.30	(2.00)	7.87	2.45	(2.97)
Total from investment operations	1.78	(1.06)	8.48	3.09	(2.49)
Distributions from net investment income	(.91)	(.52)	(.70)	(.60)	(.67)
Distributions from net realized gain	-	(.02)	(.01)	(.02)	-
Total distributions	(.91)	(.54)	(.71)	(.61) I	(.67)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 37.19	$ 36.32	$ 37.92	$ 30.15	$ 27.67
Total Return A	4.97%	(2.82)%	28.71%	11.53%	(8.32)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.03%	.97%	1.06%	.83%	1.10%
Expenses net of fee waivers, if any	1.03%	.97%	1.05%	.83%	1.10%
Expenses net of all reductions	1.01%	.96%	1.02%	.80%	1.06%
Net investment income (loss)	1.28%	2.43%E	1.82%	2.33%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,384,134	$ 1,237,047	$ 957,048	$ 602,520	$ 621,778
Portfolio turnover rateD	87%	80%G	59%	127%	117%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GThe portfolio turnover rate does not include the assets acquired in the merger. HAmount represents less than $.005 per share. ITotal distributions of $.61 per share is comprised of distributions from net investment income of $.595 and distributions from net realized gain of $.017 per share.

Financial Highlights - Fidelity Europe Fund Class I

Years ended October 31,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 36.32	$ 39.45
Income from Investment Operations
Net investment income (loss) D	.50	.56
Net realized and unrealized gain (loss)	1.30	(3.69)
Total from investment operations	1.80	(3.13)
Distributions from net investment income	(.91)	-
Redemption fees added to paid in capitalD, J	-	-
Net asset value, end of period	$ 37.21	$ 36.32
Total ReturnB, C	5.02%	(7.93)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.98%	.97%A
Expenses net of fee waivers, if any	.98%	.97%A
Expenses net of all reductions	.96%	.96%A
Net investment income (loss)	1.33%	2.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,552	$ 5,666
Portfolio turnover rateF	87%	80%I

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Europe and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 138,842,139
Gross unrealized depreciation	(83,135,977)
Net unrealized appreciation (depreciation) on securities	$ 55,706,162
Tax Cost	$ 1,404,851,306

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 21,804,337
Capital loss carryforward	$ (228,371,583)
Net unrealized appreciation (depreciation) on securities and other investments	$ 55,923,345

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (29,326,707)
2017	(199,044,876)
Total capital loss carryforward	$ (228,371,583)

The Fund acquired $27,783,139 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $13,187,073 per year.

In addition, due to large redemptions in a prior period, $199,044,876 of capital losses that existed in the Fund prior to the mergers will be limited to approximately $32,029,274 per year.

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 31,603,696	$ 13,885,066

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,313,859,833 and $1,189,248,991, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 66,329	$ 2,913
Class T	.25%	.25%	66,616	328
Class B	.75%	.25%	8,617	6,637
Class C	.75%	.25%	88,745	29,623
			$ 230,307	$ 39,501

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,090
Class T	5,193
Class BA	281
Class C A	6,136
$ 34,700

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 60,801.23
Class T	35,189.26
Class B	2,566.30
Class C	25,900.29
Europe	2,522,706.19
Class I	8,376.13
	$ 2,655,538

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $36 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,546,818.37%		$ 963

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,988 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $924,214. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $274,757 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,201 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 87
Class T	44
Class B	2
Class C	30
Europe	28,324
Class I	26
$ 28,513

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 549,660	$ -
Class T	299,142	-
Class B	18,443	-
Class C	108,670	-
Europe	30,497,764	13,272,490
Class I	130,017	-
Total	$ 31,603,696	$ 13,272,490
From net realized gain
Europe	$ -	$ 612,576

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014A	2015	2014A
Class A
Shares sold	402,890	302,227	$ 15,313,815	$ 12,108,972
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	483,084	-	18,719,498
Reinvestment of distributions	14,493	-	527,143	-
Shares redeemed	(438,670)	(133,151)	(16,388,542)	(5,066,903)
Net increase (decrease)	(21,287)	652,160	$ (547,584)	$ 25,761,567
Class T
Shares sold	101,998	196,712	$ 3,848,880	$ 7,929,579
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	218,383	-	8,462,341
Reinvestment of distributions	8,153	-	296,280	-
Shares redeemed	(227,511)	(36,984)	(8,571,443)	(1,400,101)
Net increase (decrease)	(117,360)	378,111	$ (4,426,283)	$ 14,991,819
Class B
Shares sold	7,973	16,454	$ 306,370	$ 662,209
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	19,997	-	774,699
Reinvestment of distributions	481	-	17,468	-
Shares redeemed	(23,568)	(6,913)	(877,823)	(266,573)
Net increase (decrease)	(15,114)	29,538	$ (553,985)	$ 1,170,335
Class C
Shares sold	197,774	43,185	$ 7,494,390	$ 1,703,471
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	183,082	-	7,092,587
Reinvestment of distributions	2,632	-	95,708	-
Shares redeemed	(86,511)	(37,236)	(3,194,278)	(1,401,102)
Net increase (decrease)	113,895	189,031	$ 4,395,820	$ 7,394,956
Europe
Shares sold	10,168,406	8,548,440	$ 387,319,779	$ 332,957,735
Issued in exchange for shares of Fidelity Europe Capital Appreciation Fund	-	9,559,313	-	370,423,391
Reinvestment of distributions	803,462	358,728	29,241,922	13,351,865
Shares redeemed	(7,807,853)	(9,647,960)	(290,372,067)	(370,706,278)
Net increase (decrease)	3,164,015	8,818,521	$ 126,189,634	$ 346,026,713
Class I
Shares sold	130,676	33,328	$ 4,946,083	$ 1,310,054
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	214,439	-	8,309,529
Reinvestment of distributions	2,526	-	91,940	-
Shares redeemed	(113,122)	(91,772)	(4,289,576)	(3,497,677)
Net increase (decrease)	20,080	155,995	$ 748,447	$ 6,121,906

A Share transactions for Class A, Class T, Class B, Class C and Class I are for the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

Annual Report

Notes to Financial Statements - continued

11. Prior Fiscal Year Merger Information.

On March 21, 2014, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Europe Capital Appreciation Fund and Fidelity Advisor Europe Capital Appreciation Fund ("Target Funds") pursuant to Agreements and Plans of Reorganization approved by the Board of Trustees ("The Board") on September 18, 2013. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Funds at their net asset value on the acquisition date. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on March 18, 2014. The reorganization provides shareholders of the Target Funds access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Funds' net assets of $370,423,391, including securities of $369,430,411 and unrealized appreciation of $56,486,181 for Fidelity Europe Capital Appreciation Fund; and net assets of $43,358,654, including securities of $43,267,919 and unrealized appreciation of $4,301,890 for Fidelity Advisor Europe Capital Appreciation Fund; were combined with the Fund's net assets of $1,103,858,646 for total net assets after the acquisition of $1,517,640,691.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2014, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net Investment income (loss)	$ 36,003,400
Total net realized gain (loss)	70,453,821
Total change in net unrealized appreciation (depreciation)	(148,729,606)
Net increase (decrease) in net assets resulting from operations	$ (42,272,385)

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since March 21, 2014.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Europe Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Europe Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Europe Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.285	$0.154
Class T	12/07/15	12/04/15	$0.092	$0.154
Class B	12/07/15	12/04/15	$0.000	$0.000
Class C	12/07/15	12/04/15	$0.123	$0.154

Class A designates 1%; Class T designates 1%; Class B designates 2%; and Class C designates 2%; of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$0.8645	$0.0715
	12/29/14	$0.0480	$0.0000
Class T	12/08/14	$0.8165	$0.0715
	12/29/14	$0.0480	$0.0000
Class B	12/08/14	$0.6775	$0.0715
	12/29/14	$0.0480	$0.0000
Class C	12/08/14	$0.6425	$0.0715
	12/29/14	$0.0480	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Europe Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in December 2013 and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts. Class A, Class T, Class B, Class C, and Class I commenced operations after the periods shown in the chart below.

Annual Report

Fidelity Europe Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEUF-UANN-1215
1.9585992.101

Fidelity Advisor®

Europe Fund -

Class I
(formerly Institutional Class)

Annual Report

October 31, 2015

Class I is a class
of Fidelity® Europe Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I A	5.02%	6.08%	5.03%

A The initial offering of Class I shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Europe Fund - Class I on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period. See footnote A above for additional information regarding the performance of Class I.
Annual Report

Fidelity Europe Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Stefan Lindblad: For the year, the fund's share classes (excluding sales charges, if applicable) delivered mid-single-digit gains, handily outpacing the 0.04% return of the MSCI Europe Index. It was a volatile period for European stocks, partly stoked by European Central Bank intervention and weakness in commodities. Stock selection by far drove the fund's performance relative to the MSCI index, led by choices in health care, energy and financials. Avoiding poor-performing index component U.K.-based oil and gas company Royal Dutch Shell provided the fund's top individual contributor. Underweighting U.K.-based HSBC and avoiding Spanish bank Banco Santander also proved additive. On the downside, choices in the food, beverage & tobacco industry group hurt, as was positioning in telecommunication services. The most significant individual detractor was U.K.-based international bank Standard Chartered. I underestimated the company's balance sheet issues, and I did not foresee the slowdown in emerging markets, which weighed heavily on the stock's price. Encouraged by the company's management changes, I increased the fund's stake on weakness by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 952.70	$ 6.55
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.61%
Actual		$ 1,000.00	$ 951.60	$ 7.92
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Class B	2.14%
Actual		$ 1,000.00	$ 948.90	$ 10.51
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Class C	2.15%
Actual		$ 1,000.00	$ 949.00	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.92
Europe	1.03%
Actual		$ 1,000.00	$ 954.30	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class I	.97%
Actual		$ 1,000.00	$ 954.60	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.7	96.0
Short-Term Investments and Net Other Assets (Liabilities)	0.3	4.0
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Shire PLC (Bailiwick of Jersey, Pharmaceuticals)	3.2	2.5
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	2.9	2.7
Standard Chartered PLC (United Kingdom) (United Kingdom, Banks)	2.9	2.5
Sanofi SA (France, Pharmaceuticals)	2.7	0.0
Bayer AG (Germany, Pharmaceuticals)	2.4	2.1
Novozymes A/S Series B (Denmark, Chemicals)	2.2	0.0
William Hill PLC (United Kingdom, Hotels, Restaurants & Leisure)	2.0	1.1
William Demant Holding A/S (Denmark, Health Care Equipment & Supplies)	1.8	1.0
Prudential PLC (United Kingdom, Insurance)	1.8	1.7
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	1.8	0.0
	23.7
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.6	26.0
Health Care	19.8	21.0
Industrials	17.5	20.1
Consumer Discretionary	16.8	13.1
Information Technology	5.4	3.7
Materials	4.3	2.0
Consumer Staples	3.0	7.7
Utilities	1.3	1.1
Energy	0.0	1.3
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Europe Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Austria - 1.9%
Andritz AG	276,800	$ 13,940,747
Erste Group Bank AG (a)	483,000	14,165,262
TOTAL AUSTRIA		28,106,009
Bailiwick of Jersey - 5.4%
Shire PLC	611,200	46,286,714
Wolseley PLC	264,819	15,547,875
WPP PLC	681,400	15,274,830
TOTAL BAILIWICK OF JERSEY		77,109,419
Bermuda - 1.7%
Vostok Emerging Finance Ltd. (depository receipt) (a)	6,042,107	1,697,310
Vostok New Ventures Ltd. SDR (a)	3,662,236	23,361,701
TOTAL BERMUDA		25,059,011
Denmark - 6.6%
Carlsberg A/S Series B	245,400	20,117,275
DSV de Sammensluttede Vognmaend A/S	414,000	16,786,217
Novozymes A/S Series B	685,500	31,786,881
William Demant Holding A/S (a)	308,800	26,817,136
TOTAL DENMARK		95,507,509
Finland - 2.7%
Amer Group PLC (A Shares)	496,800	13,941,732
Huhtamaki Oyj	367,765	12,981,650
Valmet Corp.	1,119,700	11,807,957
TOTAL FINLAND		38,731,339
France - 10.5%
Bollore Group	3,447,549	17,067,520
Christian Dior SA	116,895	23,022,156
Eurazeo SA	207,255	14,604,342
Havas SA	2,906,500	25,217,487
Publicis Groupe SA	230,946	14,998,864
Sanofi SA	387,964	39,136,203
Wendel SA	134,300	16,119,599
TOTAL FRANCE		150,166,171
Germany - 9.4%
adidas AG	210,600	18,873,652
Bayer AG	258,700	34,521,582
Brenntag AG	343,400	20,750,209
CompuGroup Medical AG	259,600	7,650,573
Fresenius SE & Co. KGaA	244,797	17,988,270
GEA Group AG	337,429	13,530,477
LEG Immobilien AG	265,057	21,146,143
TOTAL GERMANY		134,460,906
Ireland - 2.4%
DCC PLC (United Kingdom)	149,700	12,011,970

	Shares	Value
Ryanair Holdings PLC sponsored ADR	137,767	$ 10,772,002
United Drug PLC (United Kingdom)	1,554,241	11,385,877
TOTAL IRELAND		34,169,849
Isle of Man - 3.1%
Optimal Payments PLC (a)	4,443,710	20,825,287
Playtech Ltd.	1,767,361	23,322,265
TOTAL ISLE OF MAN		44,147,552
Israel - 1.0%
Teva Pharmaceutical Industries Ltd. sponsored ADR	243,500	14,412,765
Italy - 1.3%
Mediolanum SpA	2,236,635	18,237,309
Mediolanum SpA rights	2,236,635	137
TOTAL ITALY		18,237,446
Netherlands - 1.4%
RELX NV	1,181,199	20,197,980
Spain - 2.8%
Amadeus IT Holding SA Class A	496,600	21,166,301
Red Electrica Corporacion SA	210,300	18,546,763
TOTAL SPAIN		39,713,064
Sweden - 16.5%
Elekta AB (B Shares) (d)	2,935,902	22,697,395
Getinge AB (B Shares)	1,679,200	42,041,175
H&M Hennes & Mauritz AB (B Shares)	663,852	25,820,417
Hemfosa Fastigheter AB	1,312,500	14,248,688
Indutrade AB	367,400	17,545,306
Kungsleden AB	1,996,700	14,957,342
Lundbergfoeretagen AB	94,092	4,798,460
Nordea Bank AB	1,897,200	20,984,883
Pandox AB (a)	1,087,500	17,795,003
Sandvik AB	2,359,600	22,067,178
Svenska Cellulosa AB (SCA) (B Shares)	789,200	23,245,081
Svenska Handelsbanken AB (A Shares)	809,700	10,996,924
TOTAL SWEDEN		237,197,852
Switzerland - 2.1%
Credit Suisse Group AG (e)(f)	478,733	11,018,439
Julius Baer Group Ltd.	399,440	19,805,238
TOTAL SWITZERLAND		30,823,677
United Kingdom - 30.9%
Aberdeen Asset Management PLC	3,164,057	16,911,022
Aldermore Group PLC	2,775,037	11,285,356
Ashmore Group PLC (d)	1,759,300	7,322,770
Babcock International Group PLC	1,323,700	19,671,537
Big Yellow Group PLC	1,465,300	16,941,799
Bunzl PLC	683,458	19,586,774
Compass Group PLC	1,270,417	21,839,618
Dechra Pharmaceuticals PLC	781,752	11,683,918
Diploma PLC	1,297,100	12,827,494
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Essentra PLC	1,355,136	$ 17,590,034
International Personal Finance PLC	3,944,403	22,504,640
ITV PLC	3,587,700	13,959,735
LivaNova PLC (a)	170,566	11,305,114
Lloyds Banking Group PLC	22,279,800	25,287,845
London Stock Exchange Group PLC	405,300	15,901,427
Micro Focus International PLC	595,700	11,534,239
Prudential PLC	1,142,519	26,685,240
Rolls-Royce Group PLC	1,501,292	15,875,437
Schroders PLC	359,422	16,528,354
Senior Engineering Group PLC	3,385,600	11,837,238
Shawbrook Group Ltd.	2,398,200	12,544,142
St. James's Place Capital PLC	577,862	8,592,075
Standard Chartered PLC (United Kingdom)	3,773,966	41,970,662
Unite Group PLC	1,670,087	17,121,131
Virgin Money Holdings Uk PLC	1,163,048	6,953,079
William Hill PLC	5,883,073	28,705,132
TOTAL UNITED KINGDOM		442,965,812
TOTAL COMMON STOCKS (Cost $1,369,293,912)		1,431,006,361
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $214,231)	139,169,768	214,544
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	14,053,296	$ 14,053,296
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	15,283,267	15,283,267
TOTAL MONEY MARKET FUNDS (Cost $29,336,563)		29,336,563
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $1,398,844,706)		1,460,557,468
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(25,176,509)
NET ASSETS - 100%		$ 1,435,380,959
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,018,439 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 11,351,478
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 58,484
Fidelity Securities Lending Cash Central Fund	924,214
Total	$ 982,698
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 239,646,606	$ 154,953,374	$ 84,693,232	$ -
Consumer Staples	43,362,356	20,117,275	23,245,081	-
Financials	452,691,319	358,897,496	93,793,823	-
Health Care	285,926,722	182,515,535	103,411,187	-
Industrials	251,840,482	220,417,170	31,423,312	-
Information Technology	76,848,092	76,848,092	-	-
Materials	62,358,565	62,358,565	-	-
Utilities	18,546,763	18,546,763	-	-
Money Market Funds	29,336,563	29,336,563	-	-
Total Investments in Securities:	$ 1,460,557,468	$ 1,123,990,833	$ 336,566,635	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 86,522,583
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $14,512,421) - See accompanying schedule: Unaffiliated issuers (cost $1,369,508,143)	$ 1,431,220,905
Fidelity Central Funds (cost $29,336,563)	29,336,563
Total Investments (cost $1,398,844,706)		$ 1,460,557,468
Foreign currency held at value (cost $131,652)		131,612
Receivable for investments sold		5,679,719
Receivable for fund shares sold		444,635
Dividends receivable		3,187,421
Distributions receivable from Fidelity Central Funds		20,249
Prepaid expenses		4,115
Other receivables		470,045
Total assets		1,470,495,264

Liabilities
Payable for investments purchased
Regular delivery	$ 6,076,814
Delayed delivery	11,018,439
Payable for fund shares redeemed	1,416,898
Accrued management fee	933,754
Distribution and service plan fees payable	18,340
Other affiliated payables	283,034
Other payables and accrued expenses	83,759
Collateral on securities loaned, at value	15,283,267
Total liabilities		35,114,305

Net Assets		$ 1,435,380,959
Net Assets consist of:
Paid in capital		$ 1,586,026,086
Undistributed net investment income		15,983,003
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(228,558,075)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,929,945
Net Assets		$ 1,435,380,959

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($23,381,485 ÷ 630,873 shares)	$ 37.06

Maximum offering price per share (100/94.25 of $37.06)	$ 39.32
Class T: Net Asset Value and redemption price per share ($9,631,696 ÷ 260,751 shares)	$ 36.94

Maximum offering price per share (100/96.50 of $36.94)	$ 38.28
Class B: Net Asset Value and offering price per share ($530,359 ÷ 14,424 shares)A	$ 36.77

Class C: Net Asset Value and offering price per share ($11,151,092 ÷ 302,926 shares)A	$ 36.81

Europe: Net Asset Value, offering price and redemption price per share ($1,384,134,439 ÷ 37,219,706 shares)	$ 37.19

Class I: Net Asset Value, offering price and redemption price per share ($6,551,888 ÷ 176,075 shares)	$ 37.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 34,182,184
Interest		1,295
Income from Fidelity Central Funds		982,698
Income before foreign taxes withheld		35,166,177
Less foreign taxes withheld		(2,877,247)
Total income		32,288,930

Expenses
Management fee
Basic fee	$ 9,840,222
Performance adjustment	1,149,586
Transfer agent fees	2,655,538
Distribution and service plan fees	230,307
Accounting and security lending fees	642,501
Custodian fees and expenses	135,244
Independent trustees' compensation	6,071
Registration fees	81,226
Audit	92,356
Legal	8,636
Interest	963
Miscellaneous	13,056
Total expenses before reductions	14,855,706
Expense reductions	(309,471)	14,546,235
Net investment income (loss)		17,742,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,522,314
Foreign currency transactions	333,984
Total net realized gain (loss)		56,856,298
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,707,177)
Assets and liabilities in foreign currencies	330,244
Total change in net unrealized appreciation (depreciation)		(21,376,933)
Net gain (loss)		35,479,365
Net increase (decrease) in net assets resulting from operations		$ 53,222,060

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,742,695	$ 31,583,880
Net realized gain (loss)	56,856,298	61,093,776
Change in net unrealized appreciation (depreciation)	(21,376,933)	(149,418,761)
Net increase (decrease) in net assets resulting from operations	53,222,060	(56,741,105)
Distributions to shareholders from net investment income	(31,603,696)	(13,272,490)
Distributions to shareholders from net realized gain	-	(612,576)
Total distributions	(31,603,696)	(13,885,066)
Share transactions - net increase (decrease)	125,806,049	401,467,296
Redemption fees	48,244	18,788
Total increase (decrease) in net assets	147,472,657	330,859,913

Net Assets
Beginning of period	1,287,908,302	957,048,389
End of period (including undistributed net investment income of $15,983,003 and undistributed net investment income of $29,844,004, respectively)	$ 1,435,380,959	$ 1,287,908,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund Class A

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.24	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.37	.47
Net realized and unrealized gain (loss)	1.29	(3.68)
Total from investment operations	1.66	(3.21)
Distributions from net investment income	(.84)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 37.06	$ 36.24
Total ReturnB, C, D	4.63%	(8.14)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.33%	1.35%A
Expenses net of fee waivers, if any	1.33%	1.35%A
Expenses net of all reductions	1.31%	1.35%A
Net investment income (loss)	.98%	1.94%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,381	$ 23,633
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Europe Fund Class T

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.18	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.26	.40
Net realized and unrealized gain (loss)	1.29	(3.67)
Total from investment operations	1.55	(3.27)
Distributions from net investment income	(.79)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.94	$ 36.18
Total ReturnB, C, D	4.33%	(8.29)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.61%	1.62%A
Expenses net of fee waivers, if any	1.61%	1.61%A
Expenses net of all reductions	1.59%	1.61%A
Net investment income (loss)	.70%	1.68%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,632	$ 13,679
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund Class B

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.07	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.06	.28
Net realized and unrealized gain (loss)	1.29	(3.66)
Total from investment operations	1.35	(3.38)
Distributions from net investment income	(.65)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.77	$ 36.07
Total ReturnB, C, D	3.78%	(8.57)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.15%	2.11%A
Expenses net of fee waivers, if any	2.15%	2.11%A
Expenses net of all reductions	2.13%	2.11%A
Net investment income (loss)	.16%	1.19%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 530	$ 1,065
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Europe Fund Class C

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.07	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.07	.29
Net realized and unrealized gain (loss)	1.29	(3.67)
Total from investment operations	1.36	(3.38)
Distributions from net investment income	(.62)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.81	$ 36.07
Total ReturnB, C, D	3.79%	(8.57)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	2.10%A
Expenses net of fee waivers, if any	2.13%	2.10%A
Expenses net of all reductions	2.11%	2.10%A
Net investment income (loss)	.18%	1.19%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,151	$ 6,818
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 36.32	$ 37.92	$ 30.15	$ 27.67	$ 30.83
Income from Investment Operations
Net investment income (loss) B	.48	.94E	.61	.64	.48
Net realized and unrealized gain (loss)	1.30	(2.00)	7.87	2.45	(2.97)
Total from investment operations	1.78	(1.06)	8.48	3.09	(2.49)
Distributions from net investment income	(.91)	(.52)	(.70)	(.60)	(.67)
Distributions from net realized gain	-	(.02)	(.01)	(.02)	-
Total distributions	(.91)	(.54)	(.71)	(.61) I	(.67)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 37.19	$ 36.32	$ 37.92	$ 30.15	$ 27.67
Total Return A	4.97%	(2.82)%	28.71%	11.53%	(8.32)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.03%	.97%	1.06%	.83%	1.10%
Expenses net of fee waivers, if any	1.03%	.97%	1.05%	.83%	1.10%
Expenses net of all reductions	1.01%	.96%	1.02%	.80%	1.06%
Net investment income (loss)	1.28%	2.43%E	1.82%	2.33%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,384,134	$ 1,237,047	$ 957,048	$ 602,520	$ 621,778
Portfolio turnover rateD	87%	80%G	59%	127%	117%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GThe portfolio turnover rate does not include the assets acquired in the merger. HAmount represents less than $.005 per share. ITotal distributions of $.61 per share is comprised of distributions from net investment income of $.595 and distributions from net realized gain of $.017 per share.

Financial Highlights - Fidelity Europe Fund Class I

Years ended October 31,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 36.32	$ 39.45
Income from Investment Operations
Net investment income (loss) D	.50	.56
Net realized and unrealized gain (loss)	1.30	(3.69)
Total from investment operations	1.80	(3.13)
Distributions from net investment income	(.91)	-
Redemption fees added to paid in capitalD, J	-	-
Net asset value, end of period	$ 37.21	$ 36.32
Total ReturnB, C	5.02%	(7.93)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.98%	.97%A
Expenses net of fee waivers, if any	.98%	.97%A
Expenses net of all reductions	.96%	.96%A
Net investment income (loss)	1.33%	2.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,552	$ 5,666
Portfolio turnover rateF	87%	80%I

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Europe and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 138,842,139
Gross unrealized depreciation	(83,135,977)
Net unrealized appreciation (depreciation) on securities	$ 55,706,162
Tax Cost	$ 1,404,851,306

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 21,804,337
Capital loss carryforward	$ (228,371,583)
Net unrealized appreciation (depreciation) on securities and other investments	$ 55,923,345

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (29,326,707)
2017	(199,044,876)
Total capital loss carryforward	$ (228,371,583)

The Fund acquired $27,783,139 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $13,187,073 per year.

In addition, due to large redemptions in a prior period, $199,044,876 of capital losses that existed in the Fund prior to the mergers will be limited to approximately $32,029,274 per year.

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 31,603,696	$ 13,885,066

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,313,859,833 and $1,189,248,991, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 66,329	$ 2,913
Class T	.25%	.25%	66,616	328
Class B	.75%	.25%	8,617	6,637
Class C	.75%	.25%	88,745	29,623
			$ 230,307	$ 39,501

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,090
Class T	5,193
Class BA	281
Class C A	6,136
$ 34,700

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 60,801.23
Class T	35,189.26
Class B	2,566.30
Class C	25,900.29
Europe	2,522,706.19
Class I	8,376.13
	$ 2,655,538

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $36 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,546,818.37%		$ 963

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,988 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $924,214. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $274,757 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,201 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 87
Class T	44
Class B	2
Class C	30
Europe	28,324
Class I	26
$ 28,513

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 549,660	$ -
Class T	299,142	-
Class B	18,443	-
Class C	108,670	-
Europe	30,497,764	13,272,490
Class I	130,017	-
Total	$ 31,603,696	$ 13,272,490
From net realized gain
Europe	$ -	$ 612,576

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014A	2015	2014A
Class A
Shares sold	402,890	302,227	$ 15,313,815	$ 12,108,972
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	483,084	-	18,719,498
Reinvestment of distributions	14,493	-	527,143	-
Shares redeemed	(438,670)	(133,151)	(16,388,542)	(5,066,903)
Net increase (decrease)	(21,287)	652,160	$ (547,584)	$ 25,761,567
Class T
Shares sold	101,998	196,712	$ 3,848,880	$ 7,929,579
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	218,383	-	8,462,341
Reinvestment of distributions	8,153	-	296,280	-
Shares redeemed	(227,511)	(36,984)	(8,571,443)	(1,400,101)
Net increase (decrease)	(117,360)	378,111	$ (4,426,283)	$ 14,991,819
Class B
Shares sold	7,973	16,454	$ 306,370	$ 662,209
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	19,997	-	774,699
Reinvestment of distributions	481	-	17,468	-
Shares redeemed	(23,568)	(6,913)	(877,823)	(266,573)
Net increase (decrease)	(15,114)	29,538	$ (553,985)	$ 1,170,335
Class C
Shares sold	197,774	43,185	$ 7,494,390	$ 1,703,471
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	183,082	-	7,092,587
Reinvestment of distributions	2,632	-	95,708	-
Shares redeemed	(86,511)	(37,236)	(3,194,278)	(1,401,102)
Net increase (decrease)	113,895	189,031	$ 4,395,820	$ 7,394,956
Europe
Shares sold	10,168,406	8,548,440	$ 387,319,779	$ 332,957,735
Issued in exchange for shares of Fidelity Europe Capital Appreciation Fund	-	9,559,313	-	370,423,391
Reinvestment of distributions	803,462	358,728	29,241,922	13,351,865
Shares redeemed	(7,807,853)	(9,647,960)	(290,372,067)	(370,706,278)
Net increase (decrease)	3,164,015	8,818,521	$ 126,189,634	$ 346,026,713
Class I
Shares sold	130,676	33,328	$ 4,946,083	$ 1,310,054
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	214,439	-	8,309,529
Reinvestment of distributions	2,526	-	91,940	-
Shares redeemed	(113,122)	(91,772)	(4,289,576)	(3,497,677)
Net increase (decrease)	20,080	155,995	$ 748,447	$ 6,121,906

A Share transactions for Class A, Class T, Class B, Class C and Class I are for the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

Annual Report

Notes to Financial Statements - continued

11. Prior Fiscal Year Merger Information.

On March 21, 2014, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Europe Capital Appreciation Fund and Fidelity Advisor Europe Capital Appreciation Fund ("Target Funds") pursuant to Agreements and Plans of Reorganization approved by the Board of Trustees ("The Board") on September 18, 2013. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Funds at their net asset value on the acquisition date. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on March 18, 2014. The reorganization provides shareholders of the Target Funds access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Funds' net assets of $370,423,391, including securities of $369,430,411 and unrealized appreciation of $56,486,181 for Fidelity Europe Capital Appreciation Fund; and net assets of $43,358,654, including securities of $43,267,919 and unrealized appreciation of $4,301,890 for Fidelity Advisor Europe Capital Appreciation Fund; were combined with the Fund's net assets of $1,103,858,646 for total net assets after the acquisition of $1,517,640,691.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2014, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net Investment income (loss)	$ 36,003,400
Total net realized gain (loss)	70,453,821
Total change in net unrealized appreciation (depreciation)	(148,729,606)
Net increase (decrease) in net assets resulting from operations	$ (42,272,385)

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since March 21, 2014.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Europe Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Europe Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Europe Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.447	$0.154

Class I designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$0.9345	$0.0715
	12/29/14	$0.048	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Europe Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in December 2013 and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts. Class A, Class T, Class B, Class C, and Class I commenced operations after the periods shown in the chart below.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEUFI-UANN-1215
1.9586001.101

Contents Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

China Region Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2015

Class A, Class T, Class B, and Class C are
classes of Fidelity® China Region Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-7.12%	3.01%	9.61%
Class T (incl. 3.50% sales charge) B	-5.23%	3.19%	9.64%
Class B (incl. contingent deferred sales charge) C	-6.51%	3.13%	9.68%
Class C (incl. contingent deferred sales charge) D	-3.07%	3.46%	9.65%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period. See footnote A above for additional information regarding the performance of Class A.
Annual Report

Fidelity China Region Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Robert Bao: For the year, the fund's share classes (excluding sales charges, if applicable) posted low single-digit declines but outpaced the -2.99% return of the benchmark MSCI Golden Dragon Index. Stock selection was the primary driver of the fund's relative success, especially in consumer discretionary and health care. Versus the benchmark, performance was lifted by two cement companies in the materials sector, West China Cement - the fund's largest relative contributor - and China Shanshui Cement Group. Other contributors included China Life Insurance, People's Insurance Group of China, China Southern Airlines, which I bought in December, and China-based online classified advertising portal 58.com. Conversely, a large overweighting in consumer discretionary offset much of the benefits of solid stock picking there. Positioning in financials further detracted. At the stock level, moving to a significant underweighting in China-based Internet media firm Tencent Holdings made this index name the fund's biggest relative detractor, in view of its 19% advance. Underweighting and ultimately selling benchmark component CK Hutchison Holdings, which returned roughly 16%, also worked against us. Lastly, I'll mention an underweighting in benchmark heavyweight Taiwan Semiconductor Manufacturing, whose shares posted a modest gain and therefore detracted from our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.29%
Actual		$ 1,000.00	$ 779.10	$ 5.78
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.56
Class T	1.63%
Actual		$ 1,000.00	$ 777.70	$ 7.30
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 776.30	$ 9.40
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.06%
Actual		$ 1,000.00	$ 776.20	$ 9.22
HypotheticalA		$ 1,000.00	$ 1,014.82	$ 10.46
China Region	.99%
Actual		$ 1,000.00	$ 780.50	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Class I	.97%
Actual		$ 1,000.00	$ 780.50	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

China	49.0%
Cayman Islands	25.8%
Hong Kong	8.7%
Bermuda	5.0%
Taiwan	3.7%
Netherlands	3.0%
United Kingdom	1.7%
Bailiwick of Jersey	1.7%
United States of America*	1.4%

* *Includes Short-Term Investments and Net Other Assets (liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

China	42.0%
Cayman Islands	24.4%
Hong Kong	11.8%
Taiwan	10.4%
Bermuda	5.1%
Netherlands	2.4%
United Kingdom	1.7%
Bailiwick of Jersey	1.4%
United States of America*	0.8%

* *Includes Short-Term Investments and Net Other Assets (liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.2
Short-Term Investments and Net Other Assets (Liabilities)	1.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	6.0	3.2
China Construction Bank Corp. (H Shares) (Banks)	4.9	3.6
AIA Group Ltd. (Insurance)	3.3	4.4
Bank of China Ltd. (H Shares) (Banks)	3.1	3.1
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	2.8	2.3
China Pacific Insurance (Group) Co. Ltd. (H Shares) (Insurance)	2.3	2.3
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.3	4.1
Chongqing Changan Automobile Co. Ltd. (B Shares) (Automobiles)	2.2	1.4
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (Banks)	2.0	0.9
China Merchants Bank Co. Ltd. (H Shares) (Banks)	1.9	1.6
	30.8
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.8	40.4
Consumer Discretionary	14.4	13.3
Information Technology	14.0	16.6
Industrials	12.9	12.2
Materials	6.7	4.0
Health Care	5.5	9.1
Telecommunication Services	2.4	1.4
Consumer Staples	2.0	1.7
Energy	1.6	0.0
Utilities	1.3	0.5

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity China Region Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 1.4%
Weifu High-Technology Co. Ltd. (B Shares)	4,257,836	$ 10,855,699
Xingda International Holdings Ltd.	34,649,000	7,697,062
		18,552,761
Automobiles - 3.3%
Brilliance China Automotive Holdings Ltd.	10,008,000	13,877,531
Chongqing Changan Automobile Co. Ltd. (B Shares)	15,733,741	28,957,143
Geely Automobile Holdings Ltd.	3,490,000	1,861,105
		44,695,779
Diversified Consumer Services - 0.2%
Perfect Shape (PRC) Holdings Ltd.	10,848,000	2,037,136
Hotels, Restaurants & Leisure - 2.2%
500.com Ltd. sponsored ADR Class A (a)(d)	300,000	6,090,000
Huangshan Tourism Development Co. Ltd.	5,899,876	10,098,245
Tuniu Corp. Class A sponsored ADR (a)(d)	895,000	13,809,850
		29,998,095
Household Durables - 1.1%
Haier Electronics Group Co. Ltd.	5,492,000	10,614,115
Qingdao Haier Co. Ltd.	3,099,822	4,719,036
		15,333,151
Internet & Catalog Retail - 2.7%
Ctrip.com International Ltd. sponsored ADR (a)(d)	243,000	22,591,710
Qunar Cayman Islands Ltd. sponsored ADR (a)(d)	285,000	13,833,900
		36,425,610
Media - 0.9%
Poly Culture Group Corp. Ltd. (H Shares) (d)	4,978,100	11,968,205
Specialty Retail - 0.4%
China Harmony New Energy Auto	7,500,000	5,002,429
Textiles, Apparel & Luxury Goods - 1.6%
Best Pacific International Holdings Ltd.	9,297,000	3,946,589
Lao Feng Xiang Co. Ltd. (B Shares)	2,499,988	10,757,394
Toung Loong Textile Manufacturing Co. Ltd.	2,375,000	7,191,206
		21,895,189
TOTAL CONSUMER DISCRETIONARY		185,908,355
CONSUMER STAPLES - 2.0%
Beverages - 1.4%
Kweichow Moutai Co. Ltd.	555,952	18,771,044

	Shares	Value
Food & Staples Retailing - 0.6%
China Resources Beer Holdings Co. Ltd.	3,942,000	$ 7,443,167
TOTAL CONSUMER STAPLES		26,214,211
ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
China Petroleum & Chemical Corp. (H Shares)	29,576,000	21,319,684
FINANCIALS - 37.8%
Banks - 17.6%
Bank Communications Co. Ltd. (H Shares)	29,071,000	21,442,752
Bank of China Ltd. (H Shares)	89,124,000	42,027,437
China Construction Bank Corp. (H Shares)	90,503,000	65,592,590
China Merchants Bank Co. Ltd. (H Shares)	9,776,000	25,524,331
China Minsheng Banking Corp. Ltd. (H Shares)	10,800,000	10,853,532
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (a)(f)	4,809,000	26,200,354
Industrial & Commercial Bank of China Ltd. (H Shares)	48,916,000	31,027,702
Midea Group Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 2/10/17 (a)(f)	3,090,600	13,619,332
		236,288,030
Capital Markets - 4.6%
Beijing Yanjing Brewery Co. Ltd. ELS (UBS Warrant Programme) warrants 7/30/18 (a)(f)	10,595,900	14,753,023
Guotai Junan International Holdings Ltd.	27,600,000	10,181,009
Haitong Securities Co. Ltd. (H Shares)	5,600,000	9,743,426
Huatai Securities Co. Ltd. (a)	2,727,564	6,189,058
Huayi Brothers Media Corp. (UBS Warrant Programme) warrants 5/19/16 ELS (a)(f)	1,490,000	8,649,929
Tai Fook Securities Group Ltd.	21,756,000	12,022,457
Value Partners Group Ltd.	956,000	1,012,325
		62,551,227
Insurance - 12.0%
AIA Group Ltd.	7,498,200	43,964,430
China Life Insurance Co. Ltd. (H Shares)	2,796,200	10,083,333
China Pacific Insurance (Group) Co. Ltd. (H Shares)	7,908,800	31,503,886
New China Life Insurance Co. Ltd. (H Shares)	3,477,000	15,310,621
People's Insurance Co. of China Group (H Shares)	43,065,000	23,047,521
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	6,745,500	37,864,178
		161,773,969
Real Estate Management & Development - 3.6%
Beijing Capital Land Ltd. (H Shares)	35,170,000	16,877,281
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Greenland Hong Kong Holdings Ltd. (a)	12,000,000	$ 5,066,888
Greentown China Holdings Ltd. (a)(d)	15,740,500	13,767,822
Shimao Property Holdings Ltd.	6,908,500	12,099,133
		47,811,124
TOTAL FINANCIALS		508,424,350
HEALTH CARE - 5.5%
Health Care Providers & Services - 1.0%
China National Accord Medicines Corp. Ltd.	1,256,673	6,282,359
Phoenix Healthcare Group Ltd. (d)	4,576,500	6,930,318
		13,212,677
Life Sciences Tools & Services - 0.7%
JHL Biotech, Inc. (a)	4,010,696	8,944,229
Pharmaceuticals - 3.8%
CSPC Pharmaceutical Group Ltd.	19,732,000	18,371,405
Lee's Pharmaceutical Holdings Ltd.	8,273,500	10,682,214
Livzon Pharmaceutical Group, Inc.	1,690,000	8,087,083
Sino Biopharmaceutical Ltd.	11,404,000	14,171,754
		51,312,456
TOTAL HEALTH CARE		73,469,362
INDUSTRIALS - 12.9%
Air Freight & Logistics - 0.5%
Sinotrans Air Transportation Development Co. Ltd. (A Shares)	1,599,830	6,628,659
Airlines - 3.0%
Air China Ltd. (H Shares)	6,648,000	6,403,457
China Eastern Airlines Corp. Ltd. (H Shares) (a)	26,446,000	16,966,898
China Southern Airlines Ltd. (H Shares)	20,194,000	17,162,111
		40,532,466
Construction & Engineering - 1.9%
Beijing Urban Consolidated & Development Group Ltd. (H Shares) (d)	20,963,000	12,897,334
China Communications Construction Co. Ltd. (H Shares)	9,859,000	13,607,270
		26,504,604
Electrical Equipment - 1.7%
Harbin Electric Machinery Co. Ltd. (H Shares) (d)	21,974,000	13,099,547
Jiangnan Group Ltd.	44,374,000	10,161,406
		23,260,953
Machinery - 2.6%
HIWIN Technologies Corp.	1,339,000	7,485,862
Lonking Holdings Ltd.	28,600,000	4,587,050
Sinotruk Hong Kong Ltd.	8,000,000	3,329,894

	Shares	Value
Weichai Power Co. Ltd. (H Shares)	7,850,000	$ 8,323,944
Zhengzhou Yutong Bus Co. Ltd.	3,149,956	10,849,396
		34,576,146
Marine - 1.4%
China Shipping Development Co. Ltd. (H Shares) (d)	22,444,000	15,897,809
Sinotrans Shipping Ltd. (d)	12,186,000	2,567,548
		18,465,357
Trading Companies & Distributors - 1.8%
Summit Ascent Holdings Ltd. (a)(d)	48,136,000	23,957,754
TOTAL INDUSTRIALS		173,925,939
INFORMATION TECHNOLOGY - 14.0%
Electronic Equipment & Components - 3.4%
Largan Precision Co. Ltd.	159,000	12,415,370
Sunny Optical Technology Group Co. Ltd. (d)	4,500,000	10,463,038
Tongda Group Holdings Ltd.	65,800,000	13,400,975
Wasion Group Holdings Ltd.	8,250,000	9,152,424
		45,431,807
Internet Software & Services - 8.7%
58.com, Inc. ADR (a)(d)	254,478	13,357,550
Alibaba Group Holding Ltd. sponsored ADR (a)	95,000	7,963,850
Baozun, Inc. sponsored ADR (d)	382,374	3,303,711
NetEase, Inc. sponsored ADR	30,000	4,335,900
SINA Corp. (a)	150,000	7,146,000
Tencent Holdings Ltd.	4,263,400	80,362,442
		116,469,453
Software - 0.9%
China City Railway Transportation Technology Holdings Co. Ltd. (a)	48,540,000	12,889,066
Technology Hardware, Storage & Peripherals - 1.0%
ADLINK Technology, Inc.	3,488,336	9,412,544
Axiomtek Co. Ltd.	2,000,000	4,281,534
		13,694,078
TOTAL INFORMATION TECHNOLOGY		188,484,404
MATERIALS - 6.7%
Construction Materials - 4.7%
Asia Cement (China) Holdings Corp.	2,818,000	875,515
BBMG Corp. (H Shares)	34,800,000	24,387,043
China Shanshui Cement Group Ltd. (a)(d)	20,656,000	14,440,021
West China Cement Ltd. (d)	133,122,000	22,887,052
		62,589,631
Metals & Mining - 1.1%
Angang Steel Co. Ltd. (H Shares) (d)	16,946,000	7,041,687
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Fushan International Energy Group Ltd. (d)	30,000,000	$ 4,047,633
Maanshan Iron & Steel Ltd. (H Shares) (a)(d)	20,000,000	4,281,653
		15,370,973
Paper & Forest Products - 0.9%
Lee & Man Paper Manufacturing Ltd.	9,455,000	5,886,341
Nine Dragons Paper (Holdings) Ltd.	9,000,000	5,938,554
		11,824,895
TOTAL MATERIALS		89,785,499
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.4%
China Telecom Corp. Ltd. (H Shares)	13,024,000	6,793,608
China Unicom Ltd.	13,784,000	16,798,406
CITIC 1616 Holdings Ltd.	19,565,000	8,110,882
		31,702,896
UTILITIES - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
Beijing Jingneng Clean Energy Co. Ltd. (H Shares) (d)	50,462,000	17,460,148
TOTAL COMMON STOCKS (Cost $1,406,055,507)		1,316,694,848
Nonconvertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Internet & Catalog Retail - 0.6%
China Internet Plus Holdings Ltd. (e) (Cost $6,268,244)	1,983,088	7,654,720
Money Market Funds - 7.0%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	20,040,108	$ 20,040,108
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	74,180,545	74,180,545
TOTAL MONEY MARKET FUNDS (Cost $94,220,653)		94,220,653
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $1,506,544,404)	1,418,570,221
NET OTHER ASSETS (LIABILITIES) - (5.6)%	(75,006,869)
NET ASSETS - 100%	$ 1,343,563,352
Security Type Abbreviations
ELS - Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,654,720 or 0.6% of net assets.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,222,638 or 4.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. (formerly Meituan Corp. Series D)	1/26/15	$ 6,268,244
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,819
Fidelity Securities Lending Cash Central Fund	1,591,746
Total	$ 1,633,565
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Jintex Corp. Ltd.	$ 4,548,561	$ -	$ 3,438,888	$ 67,797	$ -
Perfect Shape (PRC) Holdings Ltd.	11,817,466	-	11,514,825	618,242	-
Total	$ 16,366,027	$ -	$ 14,953,713	$ 686,039	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,563,075	$ 63,516,666	$ 117,672,653	$ 12,373,756
Consumer Staples	26,214,211	-	26,214,211	-
Energy	21,319,684	-	21,319,684	-
Financials	508,424,350	-	508,424,350	-
Health Care	73,469,362	8,944,229	50,155,691	14,369,442
Industrials	173,925,939	7,485,862	150,542,268	15,897,809
Information Technology	188,484,404	62,216,459	126,267,945	-
Materials	89,785,499	-	75,345,478	14,440,021
Telecommunication Services	31,702,896	-	31,702,896	-
Utilities	17,460,148	-	17,460,148	-
Money Market Funds	94,220,653	94,220,653	-	-
Total Investments in Securities:	$ 1,418,570,221	$ 236,383,869	$ 1,125,105,324	$ 57,081,028
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Health Care
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	(1,817,855)
Net Unrealized Gain (Loss) on Investment Securities	(5,958,733)
Cost of Purchases	25,544,803
Proceeds of Sales	(3,398,773)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 14,369,442
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ (5,958,733)
Investments in Securities: - continued
Equities - Industrials
Beginning Balance	$ 28,267,179
Net Realized Gain (Loss) on Investment Securities	26,158,350
Net Unrealized Gain (Loss) on Investment Securities	(2,283,451)
Cost of Purchases	-
Proceeds of Sales	(56,940,777)
Amortization/Accretion	-
Transfers into Level 3	20,696,508
Transfers out of Level 3	-
Ending Balance	$ 15,897,809
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 106,019
Equities - Materials
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	756,975
Net Unrealized Gain (Loss) on Investment Securities	8,418,482
Cost of Purchases	4,180,368
Proceeds of Sales	(11,841,958)
Amortization/Accretion	-
Transfers into Level 3	12,926,154
Transfers out of Level 3	-
Ending Balance	$ 14,440,021
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 8,418,482
Other Investments in Securities
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,098,419
Cost of Purchases	11,275,337
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 12,373,756
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 1,098,419

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,336,273) - See accompanying schedule: Unaffiliated issuers (cost $1,412,323,751)	$ 1,324,349,568
Fidelity Central Funds (cost $94,220,653)	94,220,653
Total Investments (cost $1,506,544,404)		$ 1,418,570,221
Foreign currency held at value (cost $10,322)		10,322
Receivable for investments sold		31,588,752
Receivable for fund shares sold		744,097
Distributions receivable from Fidelity Central Funds		146,630
Prepaid expenses		4,421
Other receivables		64,001
Total assets		1,451,128,444

Liabilities
Payable to custodian bank	$ 614,622
Payable for investments purchased	29,848,266
Payable for fund shares redeemed	1,720,602
Accrued management fee	778,922
Distribution and service plan fees payable	21,873
Other affiliated payables	279,048
Other payables and accrued expenses	121,214
Collateral on securities loaned, at value	74,180,545
Total liabilities		107,565,092

Net Assets		$ 1,343,563,352
Net Assets consist of:
Paid in capital		$ 1,260,547,395
Undistributed net investment income		15,009,760
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		155,980,478
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(87,974,281)
Net Assets		$ 1,343,563,352

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($32,761,115 ÷ 1,116,422 shares)	$ 29.34

Maximum offering price per share (100/94.25 of $29.34)	$ 31.13
Class T: Net Asset Value and redemption price per share ($6,409,433 ÷ 219,622 shares)	$ 29.18

Maximum offering price per share (100/96.50 of $29.18)	$ 30.24
Class B: Net Asset Value and offering price per share ($803,297 ÷ 27,731 shares)A	$ 28.97

Class C: Net Asset Value and offering price per share ($14,354,928 ÷ 500,466 shares)A	$ 28.68

China Region: Net Asset Value, offering price and redemption price per share ($1,262,273,952 ÷ 42,556,989 shares)	$ 29.66

Class I: Net Asset Value, offering price and redemption price per share ($26,960,627 ÷ 913,526 shares)	$ 29.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 33,758,610
Special dividends		6,256,295
Interest		52
Income from Fidelity Central Funds		1,633,565
Income before foreign taxes withheld		41,648,522
Less foreign taxes withheld		(2,809,673)
Total income		38,838,849

Expenses
Management fee	$ 10,781,575
Transfer agent fees	3,034,252
Distribution and service plan fees	263,655
Accounting and security lending fees	701,186
Custodian fees and expenses	496,967
Independent trustees' compensation	6,577
Registration fees	169,544
Audit	76,554
Legal	3,876
Interest	8,766
Miscellaneous	11,466
Total expenses before reductions	15,554,418
Expense reductions	(386,498)	15,167,920
Net investment income (loss)		23,670,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $22,185)	238,768,578
Other affiliated issuers	(1,777,152)
Foreign currency transactions	(1,517,412)
Total net realized gain (loss)		235,474,014
Change in net unrealized appreciation (depreciation) on: Investment securities	(344,544,479)
Assets and liabilities in foreign currencies	3,269
Total change in net unrealized appreciation (depreciation)		(344,541,210)
Net gain (loss)		(109,067,196)
Net increase (decrease) in net assets resulting from operations		$ (85,396,267)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,670,929	$ 13,925,917
Net realized gain (loss)	235,474,014	191,786,909
Change in net unrealized appreciation (depreciation)	(344,541,210)	(115,260,428)
Net increase (decrease) in net assets resulting from operations	(85,396,267)	90,452,398
Distributions to shareholders from net investment income	(13,114,934)	(15,459,434)
Distributions to shareholders from net realized gain	(172,413,722)	(136,131,549)
Total distributions	(185,528,656)	(151,590,983)
Share transactions - net increase (decrease)	200,238,928	1,574,280
Redemption fees	2,391,591	349,352
Total increase (decrease) in net assets	(68,294,404)	(59,214,953)

Net Assets
Beginning of period	1,411,857,756	1,471,072,709
End of period (including undistributed net investment income of $15,009,760 and undistributed net investment income of $12,102,115, respectively)	$ 1,343,563,352	$ 1,411,857,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.18	$ 35.56	$ 28.53	$ 27.28	$ 31.61
Income from Investment Operations
Net investment income (loss) C	.40F	.21	.30	.36	.33
Net realized and unrealized gain (loss)	(.83)	2.01 I	7.06	1.42	(4.33)
Total from investment operations	(.43)	2.22	7.36	1.78	(4.00)
Distributions from net investment income	(.22)	(.30)	(.34)	(.19)	(.31)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.46)	(3.61)	(.34)	(.53)	(.34)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 29.34	$ 34.18	$ 35.56	$ 28.53	$ 27.28
Total ReturnA, B	(1.45)%	6.45% I	26.07%	6.70%	(12.79)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.28%	1.35%	1.35%	1.36%	1.37%
Expenses net of fee waivers, if any	1.28%	1.35%	1.35%	1.36%	1.37%
Expenses net of all reductions	1.26%	1.35%	1.31%	1.29%	1.31%
Net investment income (loss)	1.26%F	.64%	.94%	1.35%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,761	$ 21,728	$ 20,623	$ 13,539	$ 14,808
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

Financial Highlights - Fidelity China Region Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.02	$ 35.40	$ 28.40	$ 27.13	$ 31.48
Income from Investment Operations
Net investment income (loss) C	.30F	.12	.21	.29	.25
Net realized and unrealized gain (loss)	(.83)	1.99 J	7.04	1.40	(4.32)
Total from investment operations	(.53)	2.11	7.25	1.69	(4.07)
Distributions from net investment income	(.12)	(.19)	(.26)	(.08)	(.27)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.36)	(3.50)	(.26)	(.42)	(.29) I
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 29.18	$ 34.02	$ 35.40	$ 28.40	$ 27.13
Total ReturnA, B	(1.79)%	6.15% J	25.74%	6.38%	(13.04)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.62%	1.65%	1.64%	1.64%	1.63%
Expenses net of fee waivers, if any	1.62%	1.65%	1.64%	1.64%	1.63%
Expenses net of all reductions	1.60%	1.65%	1.60%	1.57%	1.57%
Net investment income (loss)	.92%F	.35%	.65%	1.06%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,409	$ 6,305	$ 5,965	$ 4,349	$ 5,281
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. ITotal distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. JAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.79	$ 35.12	$ 28.16	$ 26.94	$ 31.23
Income from Investment Operations
Net investment income (loss) C	.14F	(.04)	.06	.16	.10
Net realized and unrealized gain (loss)	(.80)	1.99 I	6.99	1.40	(4.29)
Total from investment operations	(.66)	1.95	7.05	1.56	(4.19)
Distributions from net investment income	-	-	(.10)	-	(.08)
Distributions from net realized gain	(4.21)	(3.29)	-	(.34)	(.03)
Total distributions	(4.21)	(3.29)	(.10)	(.34)	(.11)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 28.97	$ 33.79	$ 35.12	$ 28.16	$ 26.94
Total ReturnA, B	(2.23)%	5.68% I	25.12%	5.90%	(13.45)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.10%	2.11%	2.10%	2.11%	2.12%
Expenses net of fee waivers, if any	2.10%	2.11%	2.10%	2.11%	2.12%
Expenses net of all reductions	2.07%	2.11%	2.07%	2.04%	2.06%
Net investment income (loss)	.44%F	(.12)%	.19%	.59%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 803	$ 1,215	$ 1,494	$ 1,533	$ 1,801
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.65%.

Financial Highlights - Fidelity China Region Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.56	$ 34.99	$ 28.07	$ 26.86	$ 31.19
Income from Investment Operations
Net investment income (loss) C	.15F	(.02)	.06	.16	.10
Net realized and unrealized gain (loss)	(.80)	1.97 I	6.97	1.39	(4.28)
Total from investment operations	(.65)	1.95	7.03	1.55	(4.18)
Distributions from net investment income	(.04)	(.08)	(.12)	-	(.13)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.28)	(3.39)	(.12)	(.34)	(.16)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 28.68	$ 33.56	$ 34.99	$ 28.07	$ 26.86
Total ReturnA, B	(2.21)%	5.71% I	25.14%	5.88%	(13.46)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.05%	2.07%	2.10%	2.11%	2.12%
Expenses net of fee waivers, if any	2.05%	2.07%	2.10%	2.11%	2.12%
Expenses net of all reductions	2.02%	2.07%	2.07%	2.04%	2.06%
Net investment income (loss)	.49%F	(.07)%	.19%	.59%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,355	$ 10,445	$ 6,957	$ 4,515	$ 5,230
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.51	$ 35.83	$ 28.73	$ 27.49	$ 31.81
Income from Investment Operations
Net investment income (loss) B	.51E	.33	.41	.45	.44
Net realized and unrealized gain (loss)	(.84)	2.03 I	7.11	1.42	(4.37)
Total from investment operations	(.33)	2.36	7.52	1.87	(3.93)
Distributions from net investment income	(.33)	(.38)	(.43)	(.29)	(.38)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.57)	(3.69)	(.43)	(.63)	(.40) H
Redemption fees added to paid in capitalB	.05	.01	.01	-G	.01
Net asset value, end of period	$ 29.66	$ 34.51	$ 35.83	$ 28.73	$ 27.49
Total ReturnA	(1.14)%	6.83% I	26.51%	7.01%	(12.52)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.99%	1.01%	1.02%	1.04%	1.04%
Expenses net of fee waivers, if any	.98%	1.01%	1.02%	1.04%	1.04%
Expenses net of all reductions	.96%	1.01%	.98%	.98%	.98%
Net investment income (loss)	1.55%E	.99%	1.27%	1.66%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$1,262,274	$ 1,352,761	$ 1,425,828	$ 1,265,488	$ 1,515,084
Portfolio turnover rateD	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.005 per share. HTotal distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

Financial Highlights - Fidelity China Region Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.39	$ 35.75	$ 28.68	$ 27.46	$ 31.79
Income from Investment Operations
Net investment income (loss) B	.51E	.34	.42	.45	.43
Net realized and unrealized gain (loss)	(.84)	2.02 I	7.10	1.42	(4.37)
Total from investment operations	(.33)	2.36	7.52	1.87	(3.94)
Distributions from net investment income	(.36)	(.43)	(.46)	(.31)	(.37)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.60)	(3.73) H	(.46)	(.65)	(.40)
Redemption fees added to paid in capitalB	.05	.01	.01	-G	.01
Net asset value, end of period	$ 29.51	$ 34.39	$ 35.75	$ 28.68	$ 27.46
Total ReturnA	(1.14)%	6.87% I	26.58%	7.02%	(12.56)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.97%	.98%	.97%	1.04%	1.06%
Expenses net of fee waivers, if any	.97%	.98%	.97%	1.04%	1.06%
Expenses net of all reductions	.95%	.98%	.93%	.98%	1.01%
Net investment income (loss)	1.57%E	1.01%	1.32%	1.66%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,961	$ 19,404	$ 10,206	$ 1,958	$ 2,034
Portfolio turnover rateD	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.005 per share. HTotal distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

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3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 57,081,027	Adjusted transaction price	Proxy movement	0.0% - 0.1% / 0.1%	Increase
		Last transaction price	Transaction price	$ 5.49	Increase
		Proposed transaction price	Transaction price	$ 4.97	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 101,234,198
Gross unrealized depreciation	(193,197,636)
Net unrealized appreciation (depreciation) on securities	$ (91,963,438)
Tax Cost	$ 1,510,533,659

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,009,766
Undistributed long-term capital gain	$ 159,969,732
Net unrealized appreciation (depreciation) on securities and other investments	$ (91,963,536)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 14,374,708	$ 31,270,708
Long-term Capital Gains	171,153,948	120,320,275
Total	$ 185,528,656	$ 151,590,983

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,320,693,042 and $2,245,851,175, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 79,736	$ 10,281
Class T	.25%	.25%	35,794	168
Class B	.75%	.25%	11,489	8,617
Class C	.75%	.25%	136,636	61,680
			$ 263,655	$ 80,746

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 52,066
Class T	5,399
Class B A	593
Class C A	11,997
$ 70,055

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 76,868.24
Class T	23,452.33
Class B	3,439.30
Class C	35,649.26
China Region	2,845,557.19
Class I	49,287.18
	$ 3,034,252

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,235 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,713,842.36%		$ 5,540

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $25,050.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviseror an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,209 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,320,290. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $11,395 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $30,719,500. The weighted average interest rate was .63%. The interest expense amounted to $3,226 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $336,939 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $217.

Annual Report

9. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,986 and a portion of class-level operating expenses as follows:

Reimbursement
Class A	$ 320
Class T	14
Class B	3
Class C	160
China Region	40,540
Class I	319
$ 41,356

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 147,088	$ 180,108
Class T	22,529	32,344
Class C	12,652	17,191
China Region	12,728,622	15,122,632
Class I	204,043	107,159
Total	$ 13,114,934	$ 15,459,434
From net realized gain
Class A	$ 2,783,517	$ 1,978,191
Class T	789,251	554,033
Class B	149,794	137,166
Class C	1,276,956	701,626
China Region	165,004,911	131,926,962
Class I	2,409,293	833,571
Total	$ 172,413,722	$ 136,131,549

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,058,546	299,718	$ 35,978,665	$ 10,085,846
Reinvestment of distributions	93,297	60,028	2,812,898	2,013,956
Shares redeemed	(671,056)	(304,062)	(22,101,227)	(10,090,492)
Net increase (decrease)	480,787	55,684	$ 16,690,336	$ 2,009,310
Class T
Shares sold	151,664	59,364	$ 5,390,399	$ 1,971,301
Reinvestment of distributions	26,640	17,176	801,072	574,877
Shares redeemed	(143,989)	(59,747)	(4,554,275)	(1,983,826)
Net increase (decrease)	34,315	16,793	$ 1,637,196	$ 562,352
Class B
Shares sold	2,771	1,463	$ 95,500	$ 48,104
Reinvestment of distributions	4,834	3,586	144,877	119,685
Shares redeemed	(15,827)	(11,640)	(523,534)	(382,157)
Net increase (decrease)	(8,222)	(6,591)	$ (283,157)	$ (214,368)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	412,366	172,291	$ 14,420,908	$ 5,779,242
Reinvestment of distributions	38,139	18,485	1,131,586	612,773
Shares redeemed	(261,252)	(78,373)	(7,778,046)	(2,559,009)
Net increase (decrease)	189,253	112,403	$ 7,774,448	$ 3,833,006
China Region
Shares sold	18,091,274	6,962,379	$ 635,141,274	$ 236,836,534
Reinvestment of distributions	5,608,420	4,157,611	170,439,887	140,360,927
Shares redeemed	(20,336,385)	(11,721,340)	(642,334,138)	(391,493,808)
Net increase (decrease)	3,363,309	(601,350)	$ 163,247,023	$ (14,296,347)
Class I
Shares sold	1,017,162	632,067	$ 33,130,120	$ 21,560,054
Reinvestment of distributions	58,945	23,866	1,781,897	802,629
Shares redeemed	(726,796)	(377,199)	(23,738,935)	(12,682,356)
Net increase (decrease)	349,311	278,734	$ 11,173,082	$ 9,680,327

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.270	$3.588

Class T	12/07/15	12/04/15	$0.134	$3.588

Class B	12/07/15	12/04/15	-	$3.588

Class C	12/07/15	12/04/15	$0.060	$3.588

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $202,354,150, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 95%; Class T designates 100%; and Class C designates 100%; of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/8/2014	$0.3158	$0.0608

Class T	12/8/2014	$0.2128	$0.0608

Class C	12/8/2014	$0.1338	$0.0608

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

(Fidelity Investment logo)(registered trademark)

AHKC-UANN-1215
1.861458.107

Fidelity Advisor®

China Region Fund -

Class I

(formerly Institutional Class)

Annual Report

October 31, 2015

Class I is a class of
Fidelity® China Region Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I A	-1.14%	4.59%	10.53%

A The initial offering of Class I shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® China Region Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Class I on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period. See footnote A above for additional information regarding the performance of Class I.
Annual Report

Fidelity China Region Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Robert Bao: For the year, the fund's share classes (excluding sales charges, if applicable) posted low single-digit declines but outpaced the -2.99% return of the benchmark MSCI Golden Dragon Index. Stock selection was the primary driver of the fund's relative success, especially in consumer discretionary and health care. Versus the benchmark, performance was lifted by two cement companies in the materials sector, West China Cement - the fund's largest relative contributor - and China Shanshui Cement Group. Other contributors included China Life Insurance, People's Insurance Group of China, China Southern Airlines, which I bought in December, and China-based online classified advertising portal 58.com. Conversely, a large overweighting in consumer discretionary offset much of the benefits of solid stock picking there. Positioning in financials further detracted. At the stock level, moving to a significant underweighting in China-based Internet media firm Tencent Holdings made this index name the fund's biggest relative detractor, in view of its 19% advance. Underweighting and ultimately selling benchmark component CK Hutchison Holdings, which returned roughly 16%, also worked against us. Lastly, I'll mention an underweighting in benchmark heavyweight Taiwan Semiconductor Manufacturing, whose shares posted a modest gain and therefore detracted from our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.29%
Actual		$ 1,000.00	$ 779.10	$ 5.78
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.56
Class T	1.63%
Actual		$ 1,000.00	$ 777.70	$ 7.30
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 776.30	$ 9.40
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.06%
Actual		$ 1,000.00	$ 776.20	$ 9.22
HypotheticalA		$ 1,000.00	$ 1,014.82	$ 10.46
China Region	.99%
Actual		$ 1,000.00	$ 780.50	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Class I	.97%
Actual		$ 1,000.00	$ 780.50	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.2
Short-Term Investments and Net Other Assets (Liabilities)	1.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	6.0	3.2
China Construction Bank Corp. (H Shares) (Banks)	4.9	3.6
AIA Group Ltd. (Insurance)	3.3	4.4
Bank of China Ltd. (H Shares) (Banks)	3.1	3.1
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	2.8	2.3
China Pacific Insurance (Group) Co. Ltd. (H Shares) (Insurance)	2.3	2.3
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.3	4.1
Chongqing Changan Automobile Co. Ltd. (B Shares) (Automobiles)	2.2	1.4
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (Banks)	2.0	0.9
China Merchants Bank Co. Ltd. (H Shares) (Banks)	1.9	1.6
	30.8
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.8	40.4
Consumer Discretionary	14.4	13.3
Information Technology	14.0	16.6
Industrials	12.9	12.2
Materials	6.7	4.0
Health Care	5.5	9.1
Telecommunication Services	2.4	1.4
Consumer Staples	2.0	1.7
Energy	1.6	0.0
Utilities	1.3	0.5

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity China Region Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 1.4%
Weifu High-Technology Co. Ltd. (B Shares)	4,257,836	$ 10,855,699
Xingda International Holdings Ltd.	34,649,000	7,697,062
		18,552,761
Automobiles - 3.3%
Brilliance China Automotive Holdings Ltd.	10,008,000	13,877,531
Chongqing Changan Automobile Co. Ltd. (B Shares)	15,733,741	28,957,143
Geely Automobile Holdings Ltd.	3,490,000	1,861,105
		44,695,779
Diversified Consumer Services - 0.2%
Perfect Shape (PRC) Holdings Ltd.	10,848,000	2,037,136
Hotels, Restaurants & Leisure - 2.2%
500.com Ltd. sponsored ADR Class A (a)(d)	300,000	6,090,000
Huangshan Tourism Development Co. Ltd.	5,899,876	10,098,245
Tuniu Corp. Class A sponsored ADR (a)(d)	895,000	13,809,850
		29,998,095
Household Durables - 1.1%
Haier Electronics Group Co. Ltd.	5,492,000	10,614,115
Qingdao Haier Co. Ltd.	3,099,822	4,719,036
		15,333,151
Internet & Catalog Retail - 2.7%
Ctrip.com International Ltd. sponsored ADR (a)(d)	243,000	22,591,710
Qunar Cayman Islands Ltd. sponsored ADR (a)(d)	285,000	13,833,900
		36,425,610
Media - 0.9%
Poly Culture Group Corp. Ltd. (H Shares) (d)	4,978,100	11,968,205
Specialty Retail - 0.4%
China Harmony New Energy Auto	7,500,000	5,002,429
Textiles, Apparel & Luxury Goods - 1.6%
Best Pacific International Holdings Ltd.	9,297,000	3,946,589
Lao Feng Xiang Co. Ltd. (B Shares)	2,499,988	10,757,394
Toung Loong Textile Manufacturing Co. Ltd.	2,375,000	7,191,206
		21,895,189
TOTAL CONSUMER DISCRETIONARY		185,908,355
CONSUMER STAPLES - 2.0%
Beverages - 1.4%
Kweichow Moutai Co. Ltd.	555,952	18,771,044

	Shares	Value
Food & Staples Retailing - 0.6%
China Resources Beer Holdings Co. Ltd.	3,942,000	$ 7,443,167
TOTAL CONSUMER STAPLES		26,214,211
ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
China Petroleum & Chemical Corp. (H Shares)	29,576,000	21,319,684
FINANCIALS - 37.8%
Banks - 17.6%
Bank Communications Co. Ltd. (H Shares)	29,071,000	21,442,752
Bank of China Ltd. (H Shares)	89,124,000	42,027,437
China Construction Bank Corp. (H Shares)	90,503,000	65,592,590
China Merchants Bank Co. Ltd. (H Shares)	9,776,000	25,524,331
China Minsheng Banking Corp. Ltd. (H Shares)	10,800,000	10,853,532
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (a)(f)	4,809,000	26,200,354
Industrial & Commercial Bank of China Ltd. (H Shares)	48,916,000	31,027,702
Midea Group Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 2/10/17 (a)(f)	3,090,600	13,619,332
		236,288,030
Capital Markets - 4.6%
Beijing Yanjing Brewery Co. Ltd. ELS (UBS Warrant Programme) warrants 7/30/18 (a)(f)	10,595,900	14,753,023
Guotai Junan International Holdings Ltd.	27,600,000	10,181,009
Haitong Securities Co. Ltd. (H Shares)	5,600,000	9,743,426
Huatai Securities Co. Ltd. (a)	2,727,564	6,189,058
Huayi Brothers Media Corp. (UBS Warrant Programme) warrants 5/19/16 ELS (a)(f)	1,490,000	8,649,929
Tai Fook Securities Group Ltd.	21,756,000	12,022,457
Value Partners Group Ltd.	956,000	1,012,325
		62,551,227
Insurance - 12.0%
AIA Group Ltd.	7,498,200	43,964,430
China Life Insurance Co. Ltd. (H Shares)	2,796,200	10,083,333
China Pacific Insurance (Group) Co. Ltd. (H Shares)	7,908,800	31,503,886
New China Life Insurance Co. Ltd. (H Shares)	3,477,000	15,310,621
People's Insurance Co. of China Group (H Shares)	43,065,000	23,047,521
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	6,745,500	37,864,178
		161,773,969
Real Estate Management & Development - 3.6%
Beijing Capital Land Ltd. (H Shares)	35,170,000	16,877,281
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Greenland Hong Kong Holdings Ltd. (a)	12,000,000	$ 5,066,888
Greentown China Holdings Ltd. (a)(d)	15,740,500	13,767,822
Shimao Property Holdings Ltd.	6,908,500	12,099,133
		47,811,124
TOTAL FINANCIALS		508,424,350
HEALTH CARE - 5.5%
Health Care Providers & Services - 1.0%
China National Accord Medicines Corp. Ltd.	1,256,673	6,282,359
Phoenix Healthcare Group Ltd. (d)	4,576,500	6,930,318
		13,212,677
Life Sciences Tools & Services - 0.7%
JHL Biotech, Inc. (a)	4,010,696	8,944,229
Pharmaceuticals - 3.8%
CSPC Pharmaceutical Group Ltd.	19,732,000	18,371,405
Lee's Pharmaceutical Holdings Ltd.	8,273,500	10,682,214
Livzon Pharmaceutical Group, Inc.	1,690,000	8,087,083
Sino Biopharmaceutical Ltd.	11,404,000	14,171,754
		51,312,456
TOTAL HEALTH CARE		73,469,362
INDUSTRIALS - 12.9%
Air Freight & Logistics - 0.5%
Sinotrans Air Transportation Development Co. Ltd. (A Shares)	1,599,830	6,628,659
Airlines - 3.0%
Air China Ltd. (H Shares)	6,648,000	6,403,457
China Eastern Airlines Corp. Ltd. (H Shares) (a)	26,446,000	16,966,898
China Southern Airlines Ltd. (H Shares)	20,194,000	17,162,111
		40,532,466
Construction & Engineering - 1.9%
Beijing Urban Consolidated & Development Group Ltd. (H Shares) (d)	20,963,000	12,897,334
China Communications Construction Co. Ltd. (H Shares)	9,859,000	13,607,270
		26,504,604
Electrical Equipment - 1.7%
Harbin Electric Machinery Co. Ltd. (H Shares) (d)	21,974,000	13,099,547
Jiangnan Group Ltd.	44,374,000	10,161,406
		23,260,953
Machinery - 2.6%
HIWIN Technologies Corp.	1,339,000	7,485,862
Lonking Holdings Ltd.	28,600,000	4,587,050
Sinotruk Hong Kong Ltd.	8,000,000	3,329,894

	Shares	Value
Weichai Power Co. Ltd. (H Shares)	7,850,000	$ 8,323,944
Zhengzhou Yutong Bus Co. Ltd.	3,149,956	10,849,396
		34,576,146
Marine - 1.4%
China Shipping Development Co. Ltd. (H Shares) (d)	22,444,000	15,897,809
Sinotrans Shipping Ltd. (d)	12,186,000	2,567,548
		18,465,357
Trading Companies & Distributors - 1.8%
Summit Ascent Holdings Ltd. (a)(d)	48,136,000	23,957,754
TOTAL INDUSTRIALS		173,925,939
INFORMATION TECHNOLOGY - 14.0%
Electronic Equipment & Components - 3.4%
Largan Precision Co. Ltd.	159,000	12,415,370
Sunny Optical Technology Group Co. Ltd. (d)	4,500,000	10,463,038
Tongda Group Holdings Ltd.	65,800,000	13,400,975
Wasion Group Holdings Ltd.	8,250,000	9,152,424
		45,431,807
Internet Software & Services - 8.7%
58.com, Inc. ADR (a)(d)	254,478	13,357,550
Alibaba Group Holding Ltd. sponsored ADR (a)	95,000	7,963,850
Baozun, Inc. sponsored ADR (d)	382,374	3,303,711
NetEase, Inc. sponsored ADR	30,000	4,335,900
SINA Corp. (a)	150,000	7,146,000
Tencent Holdings Ltd.	4,263,400	80,362,442
		116,469,453
Software - 0.9%
China City Railway Transportation Technology Holdings Co. Ltd. (a)	48,540,000	12,889,066
Technology Hardware, Storage & Peripherals - 1.0%
ADLINK Technology, Inc.	3,488,336	9,412,544
Axiomtek Co. Ltd.	2,000,000	4,281,534
		13,694,078
TOTAL INFORMATION TECHNOLOGY		188,484,404
MATERIALS - 6.7%
Construction Materials - 4.7%
Asia Cement (China) Holdings Corp.	2,818,000	875,515
BBMG Corp. (H Shares)	34,800,000	24,387,043
China Shanshui Cement Group Ltd. (a)(d)	20,656,000	14,440,021
West China Cement Ltd. (d)	133,122,000	22,887,052
		62,589,631
Metals & Mining - 1.1%
Angang Steel Co. Ltd. (H Shares) (d)	16,946,000	7,041,687
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Fushan International Energy Group Ltd. (d)	30,000,000	$ 4,047,633
Maanshan Iron & Steel Ltd. (H Shares) (a)(d)	20,000,000	4,281,653
		15,370,973
Paper & Forest Products - 0.9%
Lee & Man Paper Manufacturing Ltd.	9,455,000	5,886,341
Nine Dragons Paper (Holdings) Ltd.	9,000,000	5,938,554
		11,824,895
TOTAL MATERIALS		89,785,499
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.4%
China Telecom Corp. Ltd. (H Shares)	13,024,000	6,793,608
China Unicom Ltd.	13,784,000	16,798,406
CITIC 1616 Holdings Ltd.	19,565,000	8,110,882
		31,702,896
UTILITIES - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
Beijing Jingneng Clean Energy Co. Ltd. (H Shares) (d)	50,462,000	17,460,148
TOTAL COMMON STOCKS (Cost $1,406,055,507)		1,316,694,848
Nonconvertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Internet & Catalog Retail - 0.6%
China Internet Plus Holdings Ltd. (e) (Cost $6,268,244)	1,983,088	7,654,720
Money Market Funds - 7.0%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	20,040,108	$ 20,040,108
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	74,180,545	74,180,545
TOTAL MONEY MARKET FUNDS (Cost $94,220,653)		94,220,653
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $1,506,544,404)	1,418,570,221
NET OTHER ASSETS (LIABILITIES) - (5.6)%	(75,006,869)
NET ASSETS - 100%	$ 1,343,563,352
Security Type Abbreviations
ELS - Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,654,720 or 0.6% of net assets.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,222,638 or 4.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. (formerly Meituan Corp. Series D)	1/26/15	$ 6,268,244
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,819
Fidelity Securities Lending Cash Central Fund	1,591,746
Total	$ 1,633,565
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Jintex Corp. Ltd.	$ 4,548,561	$ -	$ 3,438,888	$ 67,797	$ -
Perfect Shape (PRC) Holdings Ltd.	11,817,466	-	11,514,825	618,242	-
Total	$ 16,366,027	$ -	$ 14,953,713	$ 686,039	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,563,075	$ 63,516,666	$ 117,672,653	$ 12,373,756
Consumer Staples	26,214,211	-	26,214,211	-
Energy	21,319,684	-	21,319,684	-
Financials	508,424,350	-	508,424,350	-
Health Care	73,469,362	8,944,229	50,155,691	14,369,442
Industrials	173,925,939	7,485,862	150,542,268	15,897,809
Information Technology	188,484,404	62,216,459	126,267,945	-
Materials	89,785,499	-	75,345,478	14,440,021
Telecommunication Services	31,702,896	-	31,702,896	-
Utilities	17,460,148	-	17,460,148	-
Money Market Funds	94,220,653	94,220,653	-	-
Total Investments in Securities:	$ 1,418,570,221	$ 236,383,869	$ 1,125,105,324	$ 57,081,028
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Health Care
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	(1,817,855)
Net Unrealized Gain (Loss) on Investment Securities	(5,958,733)
Cost of Purchases	25,544,803
Proceeds of Sales	(3,398,773)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 14,369,442
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ (5,958,733)
Investments in Securities: - continued
Equities - Industrials
Beginning Balance	$ 28,267,179
Net Realized Gain (Loss) on Investment Securities	26,158,350
Net Unrealized Gain (Loss) on Investment Securities	(2,283,451)
Cost of Purchases	-
Proceeds of Sales	(56,940,777)
Amortization/Accretion	-
Transfers into Level 3	20,696,508
Transfers out of Level 3	-
Ending Balance	$ 15,897,809
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 106,019
Equities - Materials
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	756,975
Net Unrealized Gain (Loss) on Investment Securities	8,418,482
Cost of Purchases	4,180,368
Proceeds of Sales	(11,841,958)
Amortization/Accretion	-
Transfers into Level 3	12,926,154
Transfers out of Level 3	-
Ending Balance	$ 14,440,021
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 8,418,482
Other Investments in Securities
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,098,419
Cost of Purchases	11,275,337
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 12,373,756
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 1,098,419

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,336,273) - See accompanying schedule: Unaffiliated issuers (cost $1,412,323,751)	$ 1,324,349,568
Fidelity Central Funds (cost $94,220,653)	94,220,653
Total Investments (cost $1,506,544,404)		$ 1,418,570,221
Foreign currency held at value (cost $10,322)		10,322
Receivable for investments sold		31,588,752
Receivable for fund shares sold		744,097
Distributions receivable from Fidelity Central Funds		146,630
Prepaid expenses		4,421
Other receivables		64,001
Total assets		1,451,128,444

Liabilities
Payable to custodian bank	$ 614,622
Payable for investments purchased	29,848,266
Payable for fund shares redeemed	1,720,602
Accrued management fee	778,922
Distribution and service plan fees payable	21,873
Other affiliated payables	279,048
Other payables and accrued expenses	121,214
Collateral on securities loaned, at value	74,180,545
Total liabilities		107,565,092

Net Assets		$ 1,343,563,352
Net Assets consist of:
Paid in capital		$ 1,260,547,395
Undistributed net investment income		15,009,760
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		155,980,478
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(87,974,281)
Net Assets		$ 1,343,563,352

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($32,761,115 ÷ 1,116,422 shares)	$ 29.34

Maximum offering price per share (100/94.25 of $29.34)	$ 31.13
Class T: Net Asset Value and redemption price per share ($6,409,433 ÷ 219,622 shares)	$ 29.18

Maximum offering price per share (100/96.50 of $29.18)	$ 30.24
Class B: Net Asset Value and offering price per share ($803,297 ÷ 27,731 shares)A	$ 28.97

Class C: Net Asset Value and offering price per share ($14,354,928 ÷ 500,466 shares)A	$ 28.68

China Region: Net Asset Value, offering price and redemption price per share ($1,262,273,952 ÷ 42,556,989 shares)	$ 29.66

Class I: Net Asset Value, offering price and redemption price per share ($26,960,627 ÷ 913,526 shares)	$ 29.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 33,758,610
Special dividends		6,256,295
Interest		52
Income from Fidelity Central Funds		1,633,565
Income before foreign taxes withheld		41,648,522
Less foreign taxes withheld		(2,809,673)
Total income		38,838,849

Expenses
Management fee	$ 10,781,575
Transfer agent fees	3,034,252
Distribution and service plan fees	263,655
Accounting and security lending fees	701,186
Custodian fees and expenses	496,967
Independent trustees' compensation	6,577
Registration fees	169,544
Audit	76,554
Legal	3,876
Interest	8,766
Miscellaneous	11,466
Total expenses before reductions	15,554,418
Expense reductions	(386,498)	15,167,920
Net investment income (loss)		23,670,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $22,185)	238,768,578
Other affiliated issuers	(1,777,152)
Foreign currency transactions	(1,517,412)
Total net realized gain (loss)		235,474,014
Change in net unrealized appreciation (depreciation) on: Investment securities	(344,544,479)
Assets and liabilities in foreign currencies	3,269
Total change in net unrealized appreciation (depreciation)		(344,541,210)
Net gain (loss)		(109,067,196)
Net increase (decrease) in net assets resulting from operations		$ (85,396,267)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,670,929	$ 13,925,917
Net realized gain (loss)	235,474,014	191,786,909
Change in net unrealized appreciation (depreciation)	(344,541,210)	(115,260,428)
Net increase (decrease) in net assets resulting from operations	(85,396,267)	90,452,398
Distributions to shareholders from net investment income	(13,114,934)	(15,459,434)
Distributions to shareholders from net realized gain	(172,413,722)	(136,131,549)
Total distributions	(185,528,656)	(151,590,983)
Share transactions - net increase (decrease)	200,238,928	1,574,280
Redemption fees	2,391,591	349,352
Total increase (decrease) in net assets	(68,294,404)	(59,214,953)

Net Assets
Beginning of period	1,411,857,756	1,471,072,709
End of period (including undistributed net investment income of $15,009,760 and undistributed net investment income of $12,102,115, respectively)	$ 1,343,563,352	$ 1,411,857,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.18	$ 35.56	$ 28.53	$ 27.28	$ 31.61
Income from Investment Operations
Net investment income (loss) C	.40F	.21	.30	.36	.33
Net realized and unrealized gain (loss)	(.83)	2.01 I	7.06	1.42	(4.33)
Total from investment operations	(.43)	2.22	7.36	1.78	(4.00)
Distributions from net investment income	(.22)	(.30)	(.34)	(.19)	(.31)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.46)	(3.61)	(.34)	(.53)	(.34)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 29.34	$ 34.18	$ 35.56	$ 28.53	$ 27.28
Total ReturnA, B	(1.45)%	6.45% I	26.07%	6.70%	(12.79)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.28%	1.35%	1.35%	1.36%	1.37%
Expenses net of fee waivers, if any	1.28%	1.35%	1.35%	1.36%	1.37%
Expenses net of all reductions	1.26%	1.35%	1.31%	1.29%	1.31%
Net investment income (loss)	1.26%F	.64%	.94%	1.35%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,761	$ 21,728	$ 20,623	$ 13,539	$ 14,808
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

Financial Highlights - Fidelity China Region Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.02	$ 35.40	$ 28.40	$ 27.13	$ 31.48
Income from Investment Operations
Net investment income (loss) C	.30F	.12	.21	.29	.25
Net realized and unrealized gain (loss)	(.83)	1.99 J	7.04	1.40	(4.32)
Total from investment operations	(.53)	2.11	7.25	1.69	(4.07)
Distributions from net investment income	(.12)	(.19)	(.26)	(.08)	(.27)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.36)	(3.50)	(.26)	(.42)	(.29) I
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 29.18	$ 34.02	$ 35.40	$ 28.40	$ 27.13
Total ReturnA, B	(1.79)%	6.15% J	25.74%	6.38%	(13.04)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.62%	1.65%	1.64%	1.64%	1.63%
Expenses net of fee waivers, if any	1.62%	1.65%	1.64%	1.64%	1.63%
Expenses net of all reductions	1.60%	1.65%	1.60%	1.57%	1.57%
Net investment income (loss)	.92%F	.35%	.65%	1.06%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,409	$ 6,305	$ 5,965	$ 4,349	$ 5,281
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. ITotal distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. JAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.79	$ 35.12	$ 28.16	$ 26.94	$ 31.23
Income from Investment Operations
Net investment income (loss) C	.14F	(.04)	.06	.16	.10
Net realized and unrealized gain (loss)	(.80)	1.99 I	6.99	1.40	(4.29)
Total from investment operations	(.66)	1.95	7.05	1.56	(4.19)
Distributions from net investment income	-	-	(.10)	-	(.08)
Distributions from net realized gain	(4.21)	(3.29)	-	(.34)	(.03)
Total distributions	(4.21)	(3.29)	(.10)	(.34)	(.11)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 28.97	$ 33.79	$ 35.12	$ 28.16	$ 26.94
Total ReturnA, B	(2.23)%	5.68% I	25.12%	5.90%	(13.45)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.10%	2.11%	2.10%	2.11%	2.12%
Expenses net of fee waivers, if any	2.10%	2.11%	2.10%	2.11%	2.12%
Expenses net of all reductions	2.07%	2.11%	2.07%	2.04%	2.06%
Net investment income (loss)	.44%F	(.12)%	.19%	.59%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 803	$ 1,215	$ 1,494	$ 1,533	$ 1,801
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.65%.

Financial Highlights - Fidelity China Region Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.56	$ 34.99	$ 28.07	$ 26.86	$ 31.19
Income from Investment Operations
Net investment income (loss) C	.15F	(.02)	.06	.16	.10
Net realized and unrealized gain (loss)	(.80)	1.97 I	6.97	1.39	(4.28)
Total from investment operations	(.65)	1.95	7.03	1.55	(4.18)
Distributions from net investment income	(.04)	(.08)	(.12)	-	(.13)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.28)	(3.39)	(.12)	(.34)	(.16)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 28.68	$ 33.56	$ 34.99	$ 28.07	$ 26.86
Total ReturnA, B	(2.21)%	5.71% I	25.14%	5.88%	(13.46)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.05%	2.07%	2.10%	2.11%	2.12%
Expenses net of fee waivers, if any	2.05%	2.07%	2.10%	2.11%	2.12%
Expenses net of all reductions	2.02%	2.07%	2.07%	2.04%	2.06%
Net investment income (loss)	.49%F	(.07)%	.19%	.59%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,355	$ 10,445	$ 6,957	$ 4,515	$ 5,230
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.51	$ 35.83	$ 28.73	$ 27.49	$ 31.81
Income from Investment Operations
Net investment income (loss) B	.51E	.33	.41	.45	.44
Net realized and unrealized gain (loss)	(.84)	2.03 I	7.11	1.42	(4.37)
Total from investment operations	(.33)	2.36	7.52	1.87	(3.93)
Distributions from net investment income	(.33)	(.38)	(.43)	(.29)	(.38)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.57)	(3.69)	(.43)	(.63)	(.40) H
Redemption fees added to paid in capitalB	.05	.01	.01	-G	.01
Net asset value, end of period	$ 29.66	$ 34.51	$ 35.83	$ 28.73	$ 27.49
Total ReturnA	(1.14)%	6.83% I	26.51%	7.01%	(12.52)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.99%	1.01%	1.02%	1.04%	1.04%
Expenses net of fee waivers, if any	.98%	1.01%	1.02%	1.04%	1.04%
Expenses net of all reductions	.96%	1.01%	.98%	.98%	.98%
Net investment income (loss)	1.55%E	.99%	1.27%	1.66%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$1,262,274	$ 1,352,761	$ 1,425,828	$ 1,265,488	$ 1,515,084
Portfolio turnover rateD	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.005 per share. HTotal distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

Financial Highlights - Fidelity China Region Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.39	$ 35.75	$ 28.68	$ 27.46	$ 31.79
Income from Investment Operations
Net investment income (loss) B	.51E	.34	.42	.45	.43
Net realized and unrealized gain (loss)	(.84)	2.02 I	7.10	1.42	(4.37)
Total from investment operations	(.33)	2.36	7.52	1.87	(3.94)
Distributions from net investment income	(.36)	(.43)	(.46)	(.31)	(.37)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.60)	(3.73) H	(.46)	(.65)	(.40)
Redemption fees added to paid in capitalB	.05	.01	.01	-G	.01
Net asset value, end of period	$ 29.51	$ 34.39	$ 35.75	$ 28.68	$ 27.46
Total ReturnA	(1.14)%	6.87% I	26.58%	7.02%	(12.56)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.97%	.98%	.97%	1.04%	1.06%
Expenses net of fee waivers, if any	.97%	.98%	.97%	1.04%	1.06%
Expenses net of all reductions	.95%	.98%	.93%	.98%	1.01%
Net investment income (loss)	1.57%E	1.01%	1.32%	1.66%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,961	$ 19,404	$ 10,206	$ 1,958	$ 2,034
Portfolio turnover rateD	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.005 per share. HTotal distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

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3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 57,081,027	Adjusted transaction price	Proxy movement	0.0% - 0.1% / 0.1%	Increase
		Last transaction price	Transaction price	$ 5.49	Increase
		Proposed transaction price	Transaction price	$ 4.97	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 101,234,198
Gross unrealized depreciation	(193,197,636)
Net unrealized appreciation (depreciation) on securities	$ (91,963,438)
Tax Cost	$ 1,510,533,659

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,009,766
Undistributed long-term capital gain	$ 159,969,732
Net unrealized appreciation (depreciation) on securities and other investments	$ (91,963,536)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 14,374,708	$ 31,270,708
Long-term Capital Gains	171,153,948	120,320,275
Total	$ 185,528,656	$ 151,590,983

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,320,693,042 and $2,245,851,175, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 79,736	$ 10,281
Class T	.25%	.25%	35,794	168
Class B	.75%	.25%	11,489	8,617
Class C	.75%	.25%	136,636	61,680
			$ 263,655	$ 80,746

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 52,066
Class T	5,399
Class B A	593
Class C A	11,997
$ 70,055

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 76,868.24
Class T	23,452.33
Class B	3,439.30
Class C	35,649.26
China Region	2,845,557.19
Class I	49,287.18
	$ 3,034,252

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,235 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,713,842.36%		$ 5,540

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $25,050.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviseror an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,209 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,320,290. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $11,395 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $30,719,500. The weighted average interest rate was .63%. The interest expense amounted to $3,226 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $336,939 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $217.

Annual Report

9. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,986 and a portion of class-level operating expenses as follows:

Reimbursement
Class A	$ 320
Class T	14
Class B	3
Class C	160
China Region	40,540
Class I	319
$ 41,356

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 147,088	$ 180,108
Class T	22,529	32,344
Class C	12,652	17,191
China Region	12,728,622	15,122,632
Class I	204,043	107,159
Total	$ 13,114,934	$ 15,459,434
From net realized gain
Class A	$ 2,783,517	$ 1,978,191
Class T	789,251	554,033
Class B	149,794	137,166
Class C	1,276,956	701,626
China Region	165,004,911	131,926,962
Class I	2,409,293	833,571
Total	$ 172,413,722	$ 136,131,549

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,058,546	299,718	$ 35,978,665	$ 10,085,846
Reinvestment of distributions	93,297	60,028	2,812,898	2,013,956
Shares redeemed	(671,056)	(304,062)	(22,101,227)	(10,090,492)
Net increase (decrease)	480,787	55,684	$ 16,690,336	$ 2,009,310
Class T
Shares sold	151,664	59,364	$ 5,390,399	$ 1,971,301
Reinvestment of distributions	26,640	17,176	801,072	574,877
Shares redeemed	(143,989)	(59,747)	(4,554,275)	(1,983,826)
Net increase (decrease)	34,315	16,793	$ 1,637,196	$ 562,352
Class B
Shares sold	2,771	1,463	$ 95,500	$ 48,104
Reinvestment of distributions	4,834	3,586	144,877	119,685
Shares redeemed	(15,827)	(11,640)	(523,534)	(382,157)
Net increase (decrease)	(8,222)	(6,591)	$ (283,157)	$ (214,368)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	412,366	172,291	$ 14,420,908	$ 5,779,242
Reinvestment of distributions	38,139	18,485	1,131,586	612,773
Shares redeemed	(261,252)	(78,373)	(7,778,046)	(2,559,009)
Net increase (decrease)	189,253	112,403	$ 7,774,448	$ 3,833,006
China Region
Shares sold	18,091,274	6,962,379	$ 635,141,274	$ 236,836,534
Reinvestment of distributions	5,608,420	4,157,611	170,439,887	140,360,927
Shares redeemed	(20,336,385)	(11,721,340)	(642,334,138)	(391,493,808)
Net increase (decrease)	3,363,309	(601,350)	$ 163,247,023	$ (14,296,347)
Class I
Shares sold	1,017,162	632,067	$ 33,130,120	$ 21,560,054
Reinvestment of distributions	58,945	23,866	1,781,897	802,629
Shares redeemed	(726,796)	(377,199)	(23,738,935)	(12,682,356)
Net increase (decrease)	349,311	278,734	$ 11,173,082	$ 9,680,327

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/2015	12/04/2015	$0.357	$3.588

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $202,354,150, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 66% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.4508	$0.0608

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

(Fidelity Investment logo)(registered trademark)

AHKCI-UANN-1215
1.861450.107

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Canada Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2015

Class A, Class T, Class B, and Class C are
classes of Fidelity® Canada Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	-19.25%	-1.05%	3.74%
Class T (incl. 3.50% sales charge) B	-17.57%	-0.87%	3.74%
Class B (incl. contingent deferred sales charge) C	-18.72%	-0.99%	3.79%
Class C (incl. contingent deferred sales charge) D	-15.71%	-0.61%	3.70%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. See footnote A above for additional information regarding the performance of Class A.
Annual Report

Fidelity Canada Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Risteard Hogan: For the year, the fund's share classes (excluding sales charges, if applicable) delivered double-digit negative returns, but solidly outpaced the S&P/TSX Composite Index, which returned -17.81%. Amid a backdrop of weak demand for commodities, mainly due to slowing growth in China, Canada's resource-rich, export-driven market struggled. Strong stock selection in energy and materials drove the fund's outperformance versus the index. In energy, avoiding poor-performing index components Encana, Crescent Point Energy and Baytex Energy was beneficial. A position in telecommunications company Rogers Communications was the fund's No. 1 relative contributor and one of its largest holdings at period end. The company benefited from a recent government decision not to add additional competitors to the market. On the downside, avoiding asset manager and index component Brookfield Asset Management proved detrimental. I felt the stock's valuation was high, so I looked elsewhere for better growth opportunities. However, the company continued to execute well, which buoyed its stock price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$ 1,000.00	$ 862.20	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.76%
Actual		$ 1,000.00	$ 860.90	$ 8.26
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Class B	2.24%
Actual		$ 1,000.00	$ 858.80	$ 10.49
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.19%
Actual		$ 1,000.00	$ 858.90	$ 10.26
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Canada	1.16%
Actual		$ 1,000.00	$ 863.30	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class I	1.13%
Actual		$ 1,000.00	$ 863.50	$ 5.31
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2015

Canada	94.4%
United States of America*	3.3%
United Kingdom	0.9%
Bailiwick of Jersey	0.7%
Israel	0.3%
Sweden	0.3%
Ireland	0.1%

* *Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2015

Canada	94.3%
United States of America*	3.7%
United Kingdom	0.7%
Bailiwick of Jersey	0.6%
Ireland	0.5%
Netherlands	0.2%

* *Includes Short-Term Investments and Net Other Assets (Liabilities).*

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.8	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.2	2.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Banks)	8.9	8.3
The Toronto-Dominion Bank (Banks)	8.3	7.7
Canadian National Railway Co. (Road & Rail)	6.1	5.4
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.7	5.2
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4.4	4.8
Sun Life Financial, Inc. (Insurance)	4.1	2.8
TELUS Corp. (Diversified Telecommunication Services)	3.9	3.0
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.8	2.6
Intact Financial Corp. (Insurance)	2.3	2.3
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	2.3	2.8
	48.5
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	30.7
Energy	20.7	23.1
Materials	10.2	10.8
Consumer Staples	8.7	7.4
Industrials	8.2	7.5
Telecommunication Services	7.7	5.6
Information Technology	3.3	4.6
Health Care	3.0	4.9
Consumer Discretionary	2.6	3.3
Utilities	0.3	0.0

Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2015, the fund did not have more than 25% of its assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Canada Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 2.6%
Household Durables - 0.1%
Cairn Homes PLC (a)	1,401,800	$ 1,556,904
Media - 0.6%
Quebecor, Inc. Class B (sub. vtg.)	371,700	8,752,404
Specialty Retail - 0.9%
AutoCanada, Inc. (d)	152,900	3,704,399
RONA, Inc.	888,200	9,271,895
		12,976,294
Textiles, Apparel & Luxury Goods - 1.0%
Gildan Activewear, Inc.	465,690	13,387,341
TOTAL CONSUMER DISCRETIONARY		36,672,943
CONSUMER STAPLES - 8.7%
Food & Staples Retailing - 7.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	709,200	30,508,183
George Weston Ltd.	349,500	29,433,267
Jean Coutu Group, Inc. Class A (sub. vtg.)	943,500	14,380,510
Metro, Inc. Class A (sub. vtg.)	545,995	15,612,384
North West Co., Inc.	557,700	12,368,691
		102,303,035
Food Products - 0.7%
AGT Food & Ingredients, Inc.	152,500	3,408,974
Mead Johnson Nutrition Co. Class A	71,900	5,895,800
		9,304,774
Tobacco - 0.6%
British American Tobacco PLC (United Kingdom)	151,200	8,982,735
TOTAL CONSUMER STAPLES		120,590,544
ENERGY - 20.7%
Energy Equipment & Services - 1.0%
Pason Systems, Inc.	545,300	8,023,533
ZCL Composites, Inc.	1,272,800	6,034,995
		14,058,528
Oil, Gas & Consumable Fuels - 19.7%
ARC Resources Ltd. (d)	1,075,300	15,854,836
Black Stone Minerals LP	330,700	4,540,511
Canadian Natural Resources Ltd.	212,498	4,927,301
Cenovus Energy, Inc.	293,600	4,373,913
Enbridge, Inc.	1,444,400	61,737,164
Imperial Oil Ltd.	942,400	31,358,079
Keyera Corp. (d)	515,904	15,919,797
Painted Pony Petroleum Ltd. (a)	994,400	3,391,728
Paramount Resources Ltd. Class A (a)	462,900	4,683,517
Parkland Fuel Corp.	422,600	7,352,516
Peyto Exploration & Development Corp.	445,400	9,196,849

	Shares	Value
PrairieSky Royalty Ltd. (d)	450,063	$ 8,856,012
Raging River Exploration, Inc. (a)	914,200	5,802,891
Spartan Energy Corp. (a)	2,992,400	5,469,437
Suncor Energy, Inc.	2,636,400	78,450,844
Whitecap Resources, Inc.	1,263,400	11,217,554
		273,132,949
TOTAL ENERGY		287,191,477
FINANCIALS - 33.1%
Banks - 20.6%
Bank of Nova Scotia	475,000	22,336,915
National Bank of Canada	731,600	24,231,872
Royal Bank of Canada (d)	2,151,600	123,030,842
The Toronto-Dominion Bank	2,823,900	115,927,617
		285,527,246
Capital Markets - 0.7%
AGF Management Ltd. Class B (non-vtg.)	355,200	1,475,020
Ashmore Group PLC (d)	1,044,000	4,345,462
CI Financial Corp.	166,100	3,963,230
		9,783,712
Insurance - 10.2%
Fairfax Financial Holdings Ltd. (sub. vtg.)	44,400	21,864,521
Intact Financial Corp.	448,825	32,055,496
Power Corp. of Canada (sub. vtg.)	1,362,700	30,628,444
Sun Life Financial, Inc.	1,704,200	57,475,696
		142,024,157
Real Estate Investment Trusts - 1.6%
Allied Properties (REIT)	437,900	12,015,794
H&R REIT/H&R Finance Trust	631,200	10,127,391
		22,143,185
TOTAL FINANCIALS		459,478,300
HEALTH CARE - 3.0%
Health Care Equipment & Supplies - 0.4%
Getinge AB (B Shares)	159,200	3,985,800
Novadaq Technologies, Inc. (a)	142,687	1,795,003
		5,780,803
Pharmaceuticals - 2.6%
Teva Pharmaceutical Industries Ltd. sponsored ADR	80,000	4,735,200
Valeant Pharmaceuticals International, Inc. (Canada) (a)	334,421	31,211,945
		35,947,145
TOTAL HEALTH CARE		41,727,948
INDUSTRIALS - 8.2%
Airlines - 0.7%
WestJet Airlines Ltd.	510,100	9,440,517
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.8%
Stantec, Inc.	433,700	$ 10,885,618
Road & Rail - 6.7%
Canadian National Railway Co.	1,393,100	85,092,457
TransForce, Inc.	441,300	8,632,957
		93,725,414
TOTAL INDUSTRIALS		114,051,549
INFORMATION TECHNOLOGY - 3.3%
Electronic Equipment & Components - 0.2%
Avigilon Corp. (a)(d)	285,700	3,205,276
IT Services - 1.0%
CGI Group, Inc. Class A (sub. vtg.) (a)	374,500	13,910,573
Software - 2.1%
Constellation Software, Inc.	36,600	15,814,469
Open Text Corp.	285,414	13,229,537
		29,044,006
TOTAL INFORMATION TECHNOLOGY		46,159,855
MATERIALS - 10.2%
Chemicals - 2.4%
Agrium, Inc.	209,300	19,471,815
Monsanto Co.	31,900	2,973,718
Potash Corp. of Saskatchewan, Inc.	563,400	11,409,324
		33,854,857
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B	90,000	12,750,459
Winpak Ltd.	179,600	5,426,733
		18,177,192
Metals & Mining - 5.2%
Agnico Eagle Mines Ltd. (Canada)	434,600	12,284,197
Eldorado Gold Corp.	1,999,600	6,988,507
Freeport-McMoRan, Inc.	276,300	3,252,051
Goldcorp, Inc.	375,000	4,797,912
Labrador Iron Ore Royalty Corp. (d)	292,700	3,404,686
Lundin Mining Corp. (a)	2,301,300	7,761,344
Randgold Resources Ltd.	145,464	9,755,819
Silver Wheaton Corp.	874,700	11,886,983
Tahoe Resources, Inc.	670,700	5,601,135
Teck Resources Ltd. Class B (sub. vtg.)	259,400	1,519,581
Torex Gold Resources, Inc. (a)	5,532,400	5,246,387
		72,498,602
Paper & Forest Products - 1.3%
Stella-Jones, Inc.	182,400	6,712,365
West Fraser Timber Co. Ltd.	309,000	10,934,101
		17,646,466
TOTAL MATERIALS		142,177,117

	Shares	Value
TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 3.9%
TELUS Corp.	1,646,200	$ 54,940,478
Wireless Telecommunication Services - 3.8%
Rogers Communications, Inc. Class B (non-vtg.)	1,323,400	52,658,689
TOTAL TELECOMMUNICATION SERVICES		107,599,167
UTILITIES - 0.3%
Electric Utilities - 0.3%
Hydro One Ltd. (a)	221,400	3,471,016
TOTAL COMMON STOCKS (Cost $1,209,742,368)		1,359,119,916
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.18% (b)	28,325,905	28,325,905
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	33,251,267	33,251,267
TOTAL MONEY MARKET FUNDS (Cost $61,577,172)		61,577,172
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,271,319,540)		1,420,697,088
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(30,969,506)
NET ASSETS - 100%		$ 1,389,727,582
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,391
Fidelity Securities Lending Cash Central Fund	2,422,196
Total	$ 2,468,587
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,672,943	$ 36,672,943	$ -	$ -
Consumer Staples	120,590,544	111,607,809	8,982,735	-
Energy	287,191,477	287,191,477	-	-
Financials	459,478,300	459,478,300	-	-
Health Care	41,727,948	41,727,948	-	-
Industrials	114,051,549	114,051,549	-	-
Information Technology	46,159,855	46,159,855	-	-
Materials	142,177,117	132,421,298	9,755,819	-
Telecommunication Services	107,599,167	107,599,167	-	-
Utilities	3,471,016	-	3,471,016	-
Money Market Funds	61,577,172	61,577,172	-	-
Total Investments in Securities:	$ 1,420,697,088	$ 1,398,487,518	$ 22,209,570	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $31,571,540) - See accompanying schedule: Unaffiliated issuers (cost $1,209,742,368)	$ 1,359,119,916
Fidelity Central Funds (cost $61,577,172)	61,577,172
Total Investments (cost $1,271,319,540)		$ 1,420,697,088
Foreign currency held at value (cost $1,009,637)		1,009,637
Receivable for investments sold		9,236,873
Receivable for fund shares sold		257,082
Dividends receivable		1,907,666
Distributions receivable from Fidelity Central Funds		316,344
Prepaid expenses		4,446
Other receivables		3,054
Total assets		1,433,432,190

Liabilities
Payable for investments purchased	$ 6,691,159
Payable for fund shares redeemed	2,185,614
Accrued management fee	1,150,326
Distribution and service plan fees payable	38,976
Other affiliated payables	324,021
Other payables and accrued expenses	63,245
Collateral on securities loaned, at value	33,251,267
Total liabilities		43,704,608

Net Assets		$ 1,389,727,582
Net Assets consist of:
Paid in capital		$ 1,236,604,194
Undistributed net investment income		14,473,984
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,711,888)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		149,361,292
Net Assets		$ 1,389,727,582

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($58,286,357 ÷ 1,288,166 shares)	$ 45.25

Maximum offering price per share (100/94.25 of $45.25)	$ 48.01
Class T: Net Asset Value and redemption price per share ($12,820,215 ÷ 284,977 shares)	$ 44.99

Maximum offering price per share (100/96.50 of $44.99)	$ 46.62
Class B: Net Asset Value and offering price per share ($2,677,631 ÷ 60,548 shares)A	$ 44.22

Class C: Net Asset Value and offering price per share ($21,609,613 ÷ 490,895 shares)A	$ 44.02

Canada: Net Asset Value, offering price and redemption price per share ($1,279,487,995 ÷ 28,086,893 shares)	$ 45.55

Class I: Net Asset Value, offering price and redemption price per share ($14,845,771 ÷ 326,722 shares)	$ 45.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 46,076,720
Interest		774
Income from Fidelity Central Funds (including $2,422,196 from security lending)		2,468,587
Income before foreign taxes withheld		48,546,081
Less foreign taxes withheld		(6,671,693)
Total income		41,874,388

Expenses
Management fee
Basic fee	$ 12,628,027
Performance adjustment	3,229,143
Transfer agent fees	3,835,510
Distribution and service plan fees	622,244
Accounting and security lending fees	823,779
Custodian fees and expenses	32,498
Independent trustees' compensation	7,941
Registration fees	81,078
Audit	72,385
Legal	5,911
Miscellaneous	13,840
Total expenses before reductions	21,352,356
Expense reductions	(107,309)	21,245,047
Net investment income (loss)		20,629,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,519,666)
Foreign currency transactions	(476,530)
Total net realized gain (loss)		(6,996,196)
Change in net unrealized appreciation (depreciation) on: Investment securities	(283,149,563)
Assets and liabilities in foreign currencies	(7,842)
Total change in net unrealized appreciation (depreciation)		(283,157,405)
Net gain (loss)		(290,153,601)
Net increase (decrease) in net assets resulting from operations		$ (269,524,260)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,629,341	$ 24,923,588
Net realized gain (loss)	(6,996,196)	290,863,952
Change in net unrealized appreciation (depreciation)	(283,157,405)	(164,747,262)
Net increase (decrease) in net assets resulting from operations	(269,524,260)	151,040,278
Distributions to shareholders from net investment income	(24,029,674)	(9,338,915)
Distributions to shareholders from net realized gain	(262,730,704)	(13,503,099)
Total distributions	(286,760,378)	(22,842,014)
Share transactions - net increase (decrease)	(304,156,881)	(365,686,992)
Redemption fees	128,345	129,289
Total increase (decrease) in net assets	(860,313,174)	(237,359,439)

Net Assets
Beginning of period	2,250,040,756	2,487,400,195
End of period (including undistributed net investment income of $14,473,984 and undistributed net investment income of $20,538,750, respectively)	$ 1,389,727,582	$ 2,250,040,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.56	$ 57.31	$ 53.65	$ 52.20	$ 53.81
Income from Investment Operations
Net investment income (loss) C	.45	.47	.60	.57	.34
Net realized and unrealized gain (loss)	(8.04)	3.13	3.63	1.50	(1.17)
Total from investment operations	(7.59)	3.60	4.23	2.07	(.83)
Distributions from net investment income	(.50)	(.03)	(.57)	(.33)	(.35)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.72)	(.35)	(.57)	(.62)	(.79)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 45.25	$ 60.56	$ 57.31	$ 53.65	$ 52.20
Total ReturnA, B	(14.32)%	6.32%	7.98%	4.04%	(1.64)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.43%	1.29%	1.19%	1.08%	1.12%
Expenses net of fee waivers, if any	1.43%	1.29%	1.19%	1.08%	1.12%
Expenses net of all reductions	1.43%	1.29%	1.18%	1.08%	1.12%
Net investment income (loss)	.90%	.79%	1.11%	1.11%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,286	$ 95,004	$ 116,661	$ 159,597	$ 215,369
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.22	$ 57.14	$ 53.48	$ 52.01	$ 53.64
Income from Investment Operations
Net investment income (loss) C	.29	.29	.45	.43	.17
Net realized and unrealized gain (loss)	(8.00)	3.11	3.63	1.49	(1.16)
Total from investment operations	(7.71)	3.40	4.08	1.92	(.99)
Distributions from net investment income	(.30)	-	(.42)	(.16)	(.21)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.52)	(.32)	(.42)	(.45)	(.65)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.99	$ 60.22	$ 57.14	$ 53.48	$ 52.01
Total ReturnA, B	(14.58)%	5.99%	7.69%	3.74%	(1.93)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.75%	1.59%	1.47%	1.36%	1.42%
Expenses net of fee waivers, if any	1.75%	1.59%	1.47%	1.36%	1.42%
Expenses net of all reductions	1.75%	1.59%	1.46%	1.36%	1.42%
Net investment income (loss)	.58%	.48%	.83%	.83%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,820	$ 21,989	$ 23,751	$ 29,626	$ 34,323
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 59.27	$ 56.53	$ 52.89	$ 51.37	$ 53.03
Income from Investment Operations
Net investment income (loss) C	.05	(.01)	.18	.17	(.11)
Net realized and unrealized gain (loss)	(7.88)	3.07	3.60	1.49	(1.14)
Total from investment operations	(7.83)	3.06	3.78	1.66	(1.25)
Distributions from net investment income	-	-	(.14)	-	(.01)
Distributions from net realized gain	(7.22)	(.32)	-	(.14)	(.41)
Total distributions	(7.22)	(.32)	(.14)	(.14)	(.42)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.22	$ 59.27	$ 56.53	$ 52.89	$ 51.37
Total ReturnA, B	(14.99)%	5.45%	7.17%	3.25%	(2.41)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.22%	2.09%	1.96%	1.85%	1.91%
Expenses net of fee waivers, if any	2.22%	2.09%	1.96%	1.85%	1.91%
Expenses net of all reductions	2.22%	2.09%	1.95%	1.85%	1.91%
Net investment income (loss)	.11%	(.01)%	.34%	.34%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,678	$ 6,290	$ 7,737	$ 9,804	$ 11,866
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 59.04	$ 56.27	$ 52.61	$ 51.19	$ 52.87
Income from Investment Operations
Net investment income (loss) C	.07	.02	.20	.19	(.08)
Net realized and unrealized gain (loss)	(7.85)	3.07	3.58	1.46	(1.14)
Total from investment operations	(7.78)	3.09	3.78	1.65	(1.22)
Distributions from net investment income	(.02)	-	(.12)	-	(.03)
Distributions from net realized gain	(7.22)	(.32)	-	(.23)	(.44)
Total distributions	(7.24)	(.32)	(.12)	(.23)	(.47)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.02	$ 59.04	$ 56.27	$ 52.61	$ 51.19
Total ReturnA, B	(14.96)%	5.53%	7.21%	3.26%	(2.36)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.19%	2.03%	1.93%	1.82%	1.86%
Expenses net of fee waivers, if any	2.19%	2.03%	1.92%	1.82%	1.86%
Expenses net of all reductions	2.18%	2.03%	1.92%	1.82%	1.86%
Net investment income (loss)	.14%	.04%	.37%	.37%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,610	$ 38,749	$ 46,040	$ 66,500	$ 87,990
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.95	$ 57.72	$ 54.05	$ 52.59	$ 54.14
Income from Investment Operations
Net investment income (loss) B	.60	.66	.77	.73	.52
Net realized and unrealized gain (loss)	(8.09)	3.13	3.66	1.51	(1.18)
Total from investment operations	(7.49)	3.79	4.43	2.24	(.66)
Distributions from net investment income	(.69)	(.24)	(.76)	(.49)	(.46)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.91)	(.56)	(.76)	(.78)	(.90)
Redemption fees added to paid in capitalB	-F	-F	-F	-F	.01
Net asset value, end of period	$ 45.55	$ 60.95	$ 57.72	$ 54.05	$ 52.59
Total ReturnA	(14.08)%	6.64%	8.32%	4.36%	(1.33)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.15%	.98%	.87%	.77%	.82%
Expenses net of fee waivers, if any	1.15%	.98%	.87%	.77%	.82%
Expenses net of all reductions	1.14%	.98%	.86%	.77%	.82%
Net investment income (loss)	1.18%	1.09%	1.42%	1.42%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,279,488	$ 2,057,843	$ 2,262,380	$ 2,992,597	$ 3,778,765
Portfolio turnover rateD	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.80	$ 57.57	$ 53.91	$ 52.44	$ 54.02
Income from Investment Operations
Net investment income (loss) B	.61	.65	.78	.74	.51
Net realized and unrealized gain (loss)	(8.07)	3.12	3.64	1.50	(1.18)
Total from investment operations	(7.46)	3.77	4.42	2.24	(.67)
Distributions from net investment income	(.68)	(.22)	(.76)	(.48)	(.48)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.90)	(.54)	(.76)	(.77)	(.92)
Redemption fees added to paid in capitalB	-F	-F	-F	-F	.01
Net asset value, end of period	$ 45.44	$ 60.80	$ 57.57	$ 53.91	$ 52.44
Total ReturnA	(14.05)%	6.62%	8.34%	4.38%	(1.35)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.13%	1.00%	.86%	.76%	.82%
Expenses net of fee waivers, if any	1.12%	1.00%	.86%	.76%	.82%
Expenses net of all reductions	1.12%	1.00%	.85%	.76%	.82%
Net investment income (loss)	1.21%	1.08%	1.43%	1.42%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,846	$ 30,165	$ 30,831	$ 59,245	$ 68,112
Portfolio turnover rateD	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 287,975,691
Gross unrealized depreciation	(151,197,499)
Net unrealized appreciation (depreciation) on securities	$ 136,778,192
Tax Cost	$ 1,283,918,896

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,466,211
Undistributed long-term capital gain	$ 1,887,468
Net unrealized appreciation (depreciation) on securities and other investments	$ 136,769,940

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 24,029,674	$ 9,338,915
Long-term Capital Gains	262,730,704	13,503,099
Total	$ 286,760,378	$ 22,842,014

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $424,331,275 and $975,977,104, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 191,960	$ 4,821
Class T	.25%	.25%	83,690	504
Class B	.75%	.25%	44,747	33,560
Class C	.75%	.25%	301,847	11,953
			$ 622,244	$ 50,838

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,562
Class T	3,236
Class BA	7,910
Class C A	1,549
$ 28,257

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 186,677.24
Class T	51,332.31
Class B	12,380.28
Class C	73,747.25
Canada	3,470,909.21
Class I	40,465.19
	$ 3,835,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $680 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,735 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $920,121. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $33,265 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,896 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,891 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 2,472
Class T	46
Class B	30
Class C	993
Canada	65,257
Class I	724
$ 69,522

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 783,478	$ 53,142
Class T	106,245	-
Class C	12,920	-
Canada	22,800,214	9,173,811
Class I	326,817	111,962
Total	$ 24,029,674	$ 9,338,915
From net realized gain
Class A	$ 11,358,847	$ 629,831
Class T	2,548,483	130,152
Class B	742,098	42,217
Class C	4,664,328	256,584
Canada	239,967,215	12,282,929
Class I	3,449,733	161,386
Total	$ 262,730,704	$ 13,503,099

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	153,407	144,381	$ 8,099,168	$ 8,740,780
Reinvestment of distributions	200,582	9,784	10,552,616	552,980
Shares redeemed	(634,705)	(620,817)	(31,737,294)	(36,791,904)
Net increase (decrease)	(280,716)	(466,652)	$ (13,085,510)	$ (27,498,144)
Class T
Shares sold	21,812	29,501	$ 1,102,045	$ 1,790,320
Reinvestment of distributions	49,518	2,264	2,597,730	127,592
Shares redeemed	(151,491)	(82,268)	(7,597,599)	(4,830,983)
Net increase (decrease)	(80,161)	(50,503)	$ (3,897,824)	$ (2,913,071)
Class B
Shares sold	1,663	547	$ 85,823	$ 32,504
Reinvestment of distributions	12,380	630	641,184	35,107
Shares redeemed	(59,611)	(31,942)	(2,906,257)	(1,874,606)
Net increase (decrease)	(45,568)	(30,765)	$ (2,179,250)	$ (1,806,995)
Class C
Shares sold	42,631	50,749	$ 2,146,853	$ 2,984,240
Reinvestment of distributions	75,003	3,715	3,864,885	206,074
Shares redeemed	(283,087)	(216,291)	(13,692,762)	(12,480,545)
Net increase (decrease)	(165,453)	(161,827)	$ (7,681,024)	$ (9,290,231)
Canada
Shares sold	1,250,697	1,968,387	$ 63,450,179	$ 119,959,708
Reinvestment of distributions	4,716,591	358,786	249,177,482	20,353,959
Shares redeemed	(11,643,757)	(7,758,261)	(581,614,067)	(462,389,717)
Net increase (decrease)	(5,676,469)	(5,431,088)	$ (268,986,406)	$ (322,076,050)
Class I
Shares sold	66,679	331,645	$ 3,430,310	$ 20,156,294
Reinvestment of distributions	49,883	3,804	2,628,352	215,319
Shares redeemed	(285,976)	(374,817)	(14,385,529)	(22,474,114)
Net increase (decrease)	(169,414)	(39,368)	$ (8,326,867)	$ (2,102,501)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.418	$0.060

Class T	12/07/15	12/04/15	$0.286	$0.060

Class B	12/07/15	12/04/15	$0.0000	$0.060

Class C	12/07/15	12/04/15	$0.018	$0.060

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $2,181,885 or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

December 05, 2014
Class A	4%

Class T	5%

Class C	15%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 05, 2014
Class A	100%

Class T	100%

Class C	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	$0.6343	$0.1363

Class T	12/08/2014	$0.4373	$0.1363

Class B	12/08/2014	$0.0000	$0.0000

Class C	12/08/2014	$0.1563	$0.1363

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014 and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Fidelity Canada Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ACAN-UANN-1215
1.843164.108

Fidelity Advisor®

Canada Fund -

Class I
(formerly Institutional Class)

Annual Report

October 31, 2015

Class I is a class of
Fidelity® Canada Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I A	-14.05%	0.44%	4.61%

A The initial offering of Class I shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Class I on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. See footnote A above for additional information regarding the performance of Class I.
Annual Report

Fidelity Canada Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Risteard Hogan: For the year, the fund's share classes (excluding sales charges, if applicable) delivered double-digit negative returns, but solidly outpaced the S&P/TSX Composite Index, which returned -17.81%. Amid a backdrop of weak demand for commodities, mainly due to slowing growth in China, Canada's resource-rich, export-driven market struggled. Strong stock selection in energy and materials drove the fund's outperformance versus the index. In energy, avoiding poor-performing index components Encana, Crescent Point Energy and Baytex Energy was beneficial. A position in telecommunications company Rogers Communications was the fund's No. 1 relative contributor and one of its largest holdings at period end. The company benefited from a recent government decision not to add additional competitors to the market. On the downside, avoiding asset manager and index component Brookfield Asset Management proved detrimental. I felt the stock's valuation was high, so I looked elsewhere for better growth opportunities. However, the company continued to execute well, which buoyed its stock price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$ 1,000.00	$ 862.20	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.76%
Actual		$ 1,000.00	$ 860.90	$ 8.26
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Class B	2.24%
Actual		$ 1,000.00	$ 858.80	$ 10.49
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.19%
Actual		$ 1,000.00	$ 858.90	$ 10.26
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Canada	1.16%
Actual		$ 1,000.00	$ 863.30	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class I	1.13%
Actual		$ 1,000.00	$ 863.50	$ 5.31
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.8	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.2	2.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Banks)	8.9	8.3
The Toronto-Dominion Bank (Banks)	8.3	7.7
Canadian National Railway Co. (Road & Rail)	6.1	5.4
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.7	5.2
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4.4	4.8
Sun Life Financial, Inc. (Insurance)	4.1	2.8
TELUS Corp. (Diversified Telecommunication Services)	3.9	3.0
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.8	2.6
Intact Financial Corp. (Insurance)	2.3	2.3
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	2.3	2.8
	48.5
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	30.7
Energy	20.7	23.1
Materials	10.2	10.8
Consumer Staples	8.7	7.4
Industrials	8.2	7.5
Telecommunication Services	7.7	5.6
Information Technology	3.3	4.6
Health Care	3.0	4.9
Consumer Discretionary	2.6	3.3
Utilities	0.3	0.0

Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2015, the fund did not have more than 25% of its assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Canada Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 2.6%
Household Durables - 0.1%
Cairn Homes PLC (a)	1,401,800	$ 1,556,904
Media - 0.6%
Quebecor, Inc. Class B (sub. vtg.)	371,700	8,752,404
Specialty Retail - 0.9%
AutoCanada, Inc. (d)	152,900	3,704,399
RONA, Inc.	888,200	9,271,895
		12,976,294
Textiles, Apparel & Luxury Goods - 1.0%
Gildan Activewear, Inc.	465,690	13,387,341
TOTAL CONSUMER DISCRETIONARY		36,672,943
CONSUMER STAPLES - 8.7%
Food & Staples Retailing - 7.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	709,200	30,508,183
George Weston Ltd.	349,500	29,433,267
Jean Coutu Group, Inc. Class A (sub. vtg.)	943,500	14,380,510
Metro, Inc. Class A (sub. vtg.)	545,995	15,612,384
North West Co., Inc.	557,700	12,368,691
		102,303,035
Food Products - 0.7%
AGT Food & Ingredients, Inc.	152,500	3,408,974
Mead Johnson Nutrition Co. Class A	71,900	5,895,800
		9,304,774
Tobacco - 0.6%
British American Tobacco PLC (United Kingdom)	151,200	8,982,735
TOTAL CONSUMER STAPLES		120,590,544
ENERGY - 20.7%
Energy Equipment & Services - 1.0%
Pason Systems, Inc.	545,300	8,023,533
ZCL Composites, Inc.	1,272,800	6,034,995
		14,058,528
Oil, Gas & Consumable Fuels - 19.7%
ARC Resources Ltd. (d)	1,075,300	15,854,836
Black Stone Minerals LP	330,700	4,540,511
Canadian Natural Resources Ltd.	212,498	4,927,301
Cenovus Energy, Inc.	293,600	4,373,913
Enbridge, Inc.	1,444,400	61,737,164
Imperial Oil Ltd.	942,400	31,358,079
Keyera Corp. (d)	515,904	15,919,797
Painted Pony Petroleum Ltd. (a)	994,400	3,391,728
Paramount Resources Ltd. Class A (a)	462,900	4,683,517
Parkland Fuel Corp.	422,600	7,352,516
Peyto Exploration & Development Corp.	445,400	9,196,849

	Shares	Value
PrairieSky Royalty Ltd. (d)	450,063	$ 8,856,012
Raging River Exploration, Inc. (a)	914,200	5,802,891
Spartan Energy Corp. (a)	2,992,400	5,469,437
Suncor Energy, Inc.	2,636,400	78,450,844
Whitecap Resources, Inc.	1,263,400	11,217,554
		273,132,949
TOTAL ENERGY		287,191,477
FINANCIALS - 33.1%
Banks - 20.6%
Bank of Nova Scotia	475,000	22,336,915
National Bank of Canada	731,600	24,231,872
Royal Bank of Canada (d)	2,151,600	123,030,842
The Toronto-Dominion Bank	2,823,900	115,927,617
		285,527,246
Capital Markets - 0.7%
AGF Management Ltd. Class B (non-vtg.)	355,200	1,475,020
Ashmore Group PLC (d)	1,044,000	4,345,462
CI Financial Corp.	166,100	3,963,230
		9,783,712
Insurance - 10.2%
Fairfax Financial Holdings Ltd. (sub. vtg.)	44,400	21,864,521
Intact Financial Corp.	448,825	32,055,496
Power Corp. of Canada (sub. vtg.)	1,362,700	30,628,444
Sun Life Financial, Inc.	1,704,200	57,475,696
		142,024,157
Real Estate Investment Trusts - 1.6%
Allied Properties (REIT)	437,900	12,015,794
H&R REIT/H&R Finance Trust	631,200	10,127,391
		22,143,185
TOTAL FINANCIALS		459,478,300
HEALTH CARE - 3.0%
Health Care Equipment & Supplies - 0.4%
Getinge AB (B Shares)	159,200	3,985,800
Novadaq Technologies, Inc. (a)	142,687	1,795,003
		5,780,803
Pharmaceuticals - 2.6%
Teva Pharmaceutical Industries Ltd. sponsored ADR	80,000	4,735,200
Valeant Pharmaceuticals International, Inc. (Canada) (a)	334,421	31,211,945
		35,947,145
TOTAL HEALTH CARE		41,727,948
INDUSTRIALS - 8.2%
Airlines - 0.7%
WestJet Airlines Ltd.	510,100	9,440,517
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.8%
Stantec, Inc.	433,700	$ 10,885,618
Road & Rail - 6.7%
Canadian National Railway Co.	1,393,100	85,092,457
TransForce, Inc.	441,300	8,632,957
		93,725,414
TOTAL INDUSTRIALS		114,051,549
INFORMATION TECHNOLOGY - 3.3%
Electronic Equipment & Components - 0.2%
Avigilon Corp. (a)(d)	285,700	3,205,276
IT Services - 1.0%
CGI Group, Inc. Class A (sub. vtg.) (a)	374,500	13,910,573
Software - 2.1%
Constellation Software, Inc.	36,600	15,814,469
Open Text Corp.	285,414	13,229,537
		29,044,006
TOTAL INFORMATION TECHNOLOGY		46,159,855
MATERIALS - 10.2%
Chemicals - 2.4%
Agrium, Inc.	209,300	19,471,815
Monsanto Co.	31,900	2,973,718
Potash Corp. of Saskatchewan, Inc.	563,400	11,409,324
		33,854,857
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B	90,000	12,750,459
Winpak Ltd.	179,600	5,426,733
		18,177,192
Metals & Mining - 5.2%
Agnico Eagle Mines Ltd. (Canada)	434,600	12,284,197
Eldorado Gold Corp.	1,999,600	6,988,507
Freeport-McMoRan, Inc.	276,300	3,252,051
Goldcorp, Inc.	375,000	4,797,912
Labrador Iron Ore Royalty Corp. (d)	292,700	3,404,686
Lundin Mining Corp. (a)	2,301,300	7,761,344
Randgold Resources Ltd.	145,464	9,755,819
Silver Wheaton Corp.	874,700	11,886,983
Tahoe Resources, Inc.	670,700	5,601,135
Teck Resources Ltd. Class B (sub. vtg.)	259,400	1,519,581
Torex Gold Resources, Inc. (a)	5,532,400	5,246,387
		72,498,602
Paper & Forest Products - 1.3%
Stella-Jones, Inc.	182,400	6,712,365
West Fraser Timber Co. Ltd.	309,000	10,934,101
		17,646,466
TOTAL MATERIALS		142,177,117

	Shares	Value
TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 3.9%
TELUS Corp.	1,646,200	$ 54,940,478
Wireless Telecommunication Services - 3.8%
Rogers Communications, Inc. Class B (non-vtg.)	1,323,400	52,658,689
TOTAL TELECOMMUNICATION SERVICES		107,599,167
UTILITIES - 0.3%
Electric Utilities - 0.3%
Hydro One Ltd. (a)	221,400	3,471,016
TOTAL COMMON STOCKS (Cost $1,209,742,368)		1,359,119,916
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.18% (b)	28,325,905	28,325,905
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	33,251,267	33,251,267
TOTAL MONEY MARKET FUNDS (Cost $61,577,172)		61,577,172
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,271,319,540)		1,420,697,088
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(30,969,506)
NET ASSETS - 100%		$ 1,389,727,582
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,391
Fidelity Securities Lending Cash Central Fund	2,422,196
Total	$ 2,468,587
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,672,943	$ 36,672,943	$ -	$ -
Consumer Staples	120,590,544	111,607,809	8,982,735	-
Energy	287,191,477	287,191,477	-	-
Financials	459,478,300	459,478,300	-	-
Health Care	41,727,948	41,727,948	-	-
Industrials	114,051,549	114,051,549	-	-
Information Technology	46,159,855	46,159,855	-	-
Materials	142,177,117	132,421,298	9,755,819	-
Telecommunication Services	107,599,167	107,599,167	-	-
Utilities	3,471,016	-	3,471,016	-
Money Market Funds	61,577,172	61,577,172	-	-
Total Investments in Securities:	$ 1,420,697,088	$ 1,398,487,518	$ 22,209,570	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $31,571,540) - See accompanying schedule: Unaffiliated issuers (cost $1,209,742,368)	$ 1,359,119,916
Fidelity Central Funds (cost $61,577,172)	61,577,172
Total Investments (cost $1,271,319,540)		$ 1,420,697,088
Foreign currency held at value (cost $1,009,637)		1,009,637
Receivable for investments sold		9,236,873
Receivable for fund shares sold		257,082
Dividends receivable		1,907,666
Distributions receivable from Fidelity Central Funds		316,344
Prepaid expenses		4,446
Other receivables		3,054
Total assets		1,433,432,190

Liabilities
Payable for investments purchased	$ 6,691,159
Payable for fund shares redeemed	2,185,614
Accrued management fee	1,150,326
Distribution and service plan fees payable	38,976
Other affiliated payables	324,021
Other payables and accrued expenses	63,245
Collateral on securities loaned, at value	33,251,267
Total liabilities		43,704,608

Net Assets		$ 1,389,727,582
Net Assets consist of:
Paid in capital		$ 1,236,604,194
Undistributed net investment income		14,473,984
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,711,888)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		149,361,292
Net Assets		$ 1,389,727,582

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($58,286,357 ÷ 1,288,166 shares)	$ 45.25

Maximum offering price per share (100/94.25 of $45.25)	$ 48.01
Class T: Net Asset Value and redemption price per share ($12,820,215 ÷ 284,977 shares)	$ 44.99

Maximum offering price per share (100/96.50 of $44.99)	$ 46.62
Class B: Net Asset Value and offering price per share ($2,677,631 ÷ 60,548 shares)A	$ 44.22

Class C: Net Asset Value and offering price per share ($21,609,613 ÷ 490,895 shares)A	$ 44.02

Canada: Net Asset Value, offering price and redemption price per share ($1,279,487,995 ÷ 28,086,893 shares)	$ 45.55

Class I: Net Asset Value, offering price and redemption price per share ($14,845,771 ÷ 326,722 shares)	$ 45.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 46,076,720
Interest		774
Income from Fidelity Central Funds (including $2,422,196 from security lending)		2,468,587
Income before foreign taxes withheld		48,546,081
Less foreign taxes withheld		(6,671,693)
Total income		41,874,388

Expenses
Management fee
Basic fee	$ 12,628,027
Performance adjustment	3,229,143
Transfer agent fees	3,835,510
Distribution and service plan fees	622,244
Accounting and security lending fees	823,779
Custodian fees and expenses	32,498
Independent trustees' compensation	7,941
Registration fees	81,078
Audit	72,385
Legal	5,911
Miscellaneous	13,840
Total expenses before reductions	21,352,356
Expense reductions	(107,309)	21,245,047
Net investment income (loss)		20,629,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,519,666)
Foreign currency transactions	(476,530)
Total net realized gain (loss)		(6,996,196)
Change in net unrealized appreciation (depreciation) on: Investment securities	(283,149,563)
Assets and liabilities in foreign currencies	(7,842)
Total change in net unrealized appreciation (depreciation)		(283,157,405)
Net gain (loss)		(290,153,601)
Net increase (decrease) in net assets resulting from operations		$ (269,524,260)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,629,341	$ 24,923,588
Net realized gain (loss)	(6,996,196)	290,863,952
Change in net unrealized appreciation (depreciation)	(283,157,405)	(164,747,262)
Net increase (decrease) in net assets resulting from operations	(269,524,260)	151,040,278
Distributions to shareholders from net investment income	(24,029,674)	(9,338,915)
Distributions to shareholders from net realized gain	(262,730,704)	(13,503,099)
Total distributions	(286,760,378)	(22,842,014)
Share transactions - net increase (decrease)	(304,156,881)	(365,686,992)
Redemption fees	128,345	129,289
Total increase (decrease) in net assets	(860,313,174)	(237,359,439)

Net Assets
Beginning of period	2,250,040,756	2,487,400,195
End of period (including undistributed net investment income of $14,473,984 and undistributed net investment income of $20,538,750, respectively)	$ 1,389,727,582	$ 2,250,040,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.56	$ 57.31	$ 53.65	$ 52.20	$ 53.81
Income from Investment Operations
Net investment income (loss) C	.45	.47	.60	.57	.34
Net realized and unrealized gain (loss)	(8.04)	3.13	3.63	1.50	(1.17)
Total from investment operations	(7.59)	3.60	4.23	2.07	(.83)
Distributions from net investment income	(.50)	(.03)	(.57)	(.33)	(.35)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.72)	(.35)	(.57)	(.62)	(.79)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 45.25	$ 60.56	$ 57.31	$ 53.65	$ 52.20
Total ReturnA, B	(14.32)%	6.32%	7.98%	4.04%	(1.64)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.43%	1.29%	1.19%	1.08%	1.12%
Expenses net of fee waivers, if any	1.43%	1.29%	1.19%	1.08%	1.12%
Expenses net of all reductions	1.43%	1.29%	1.18%	1.08%	1.12%
Net investment income (loss)	.90%	.79%	1.11%	1.11%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,286	$ 95,004	$ 116,661	$ 159,597	$ 215,369
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.22	$ 57.14	$ 53.48	$ 52.01	$ 53.64
Income from Investment Operations
Net investment income (loss) C	.29	.29	.45	.43	.17
Net realized and unrealized gain (loss)	(8.00)	3.11	3.63	1.49	(1.16)
Total from investment operations	(7.71)	3.40	4.08	1.92	(.99)
Distributions from net investment income	(.30)	-	(.42)	(.16)	(.21)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.52)	(.32)	(.42)	(.45)	(.65)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.99	$ 60.22	$ 57.14	$ 53.48	$ 52.01
Total ReturnA, B	(14.58)%	5.99%	7.69%	3.74%	(1.93)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.75%	1.59%	1.47%	1.36%	1.42%
Expenses net of fee waivers, if any	1.75%	1.59%	1.47%	1.36%	1.42%
Expenses net of all reductions	1.75%	1.59%	1.46%	1.36%	1.42%
Net investment income (loss)	.58%	.48%	.83%	.83%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,820	$ 21,989	$ 23,751	$ 29,626	$ 34,323
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 59.27	$ 56.53	$ 52.89	$ 51.37	$ 53.03
Income from Investment Operations
Net investment income (loss) C	.05	(.01)	.18	.17	(.11)
Net realized and unrealized gain (loss)	(7.88)	3.07	3.60	1.49	(1.14)
Total from investment operations	(7.83)	3.06	3.78	1.66	(1.25)
Distributions from net investment income	-	-	(.14)	-	(.01)
Distributions from net realized gain	(7.22)	(.32)	-	(.14)	(.41)
Total distributions	(7.22)	(.32)	(.14)	(.14)	(.42)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.22	$ 59.27	$ 56.53	$ 52.89	$ 51.37
Total ReturnA, B	(14.99)%	5.45%	7.17%	3.25%	(2.41)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.22%	2.09%	1.96%	1.85%	1.91%
Expenses net of fee waivers, if any	2.22%	2.09%	1.96%	1.85%	1.91%
Expenses net of all reductions	2.22%	2.09%	1.95%	1.85%	1.91%
Net investment income (loss)	.11%	(.01)%	.34%	.34%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,678	$ 6,290	$ 7,737	$ 9,804	$ 11,866
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 59.04	$ 56.27	$ 52.61	$ 51.19	$ 52.87
Income from Investment Operations
Net investment income (loss) C	.07	.02	.20	.19	(.08)
Net realized and unrealized gain (loss)	(7.85)	3.07	3.58	1.46	(1.14)
Total from investment operations	(7.78)	3.09	3.78	1.65	(1.22)
Distributions from net investment income	(.02)	-	(.12)	-	(.03)
Distributions from net realized gain	(7.22)	(.32)	-	(.23)	(.44)
Total distributions	(7.24)	(.32)	(.12)	(.23)	(.47)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.02	$ 59.04	$ 56.27	$ 52.61	$ 51.19
Total ReturnA, B	(14.96)%	5.53%	7.21%	3.26%	(2.36)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.19%	2.03%	1.93%	1.82%	1.86%
Expenses net of fee waivers, if any	2.19%	2.03%	1.92%	1.82%	1.86%
Expenses net of all reductions	2.18%	2.03%	1.92%	1.82%	1.86%
Net investment income (loss)	.14%	.04%	.37%	.37%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,610	$ 38,749	$ 46,040	$ 66,500	$ 87,990
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.95	$ 57.72	$ 54.05	$ 52.59	$ 54.14
Income from Investment Operations
Net investment income (loss) B	.60	.66	.77	.73	.52
Net realized and unrealized gain (loss)	(8.09)	3.13	3.66	1.51	(1.18)
Total from investment operations	(7.49)	3.79	4.43	2.24	(.66)
Distributions from net investment income	(.69)	(.24)	(.76)	(.49)	(.46)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.91)	(.56)	(.76)	(.78)	(.90)
Redemption fees added to paid in capitalB	-F	-F	-F	-F	.01
Net asset value, end of period	$ 45.55	$ 60.95	$ 57.72	$ 54.05	$ 52.59
Total ReturnA	(14.08)%	6.64%	8.32%	4.36%	(1.33)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.15%	.98%	.87%	.77%	.82%
Expenses net of fee waivers, if any	1.15%	.98%	.87%	.77%	.82%
Expenses net of all reductions	1.14%	.98%	.86%	.77%	.82%
Net investment income (loss)	1.18%	1.09%	1.42%	1.42%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,279,488	$ 2,057,843	$ 2,262,380	$ 2,992,597	$ 3,778,765
Portfolio turnover rateD	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.80	$ 57.57	$ 53.91	$ 52.44	$ 54.02
Income from Investment Operations
Net investment income (loss) B	.61	.65	.78	.74	.51
Net realized and unrealized gain (loss)	(8.07)	3.12	3.64	1.50	(1.18)
Total from investment operations	(7.46)	3.77	4.42	2.24	(.67)
Distributions from net investment income	(.68)	(.22)	(.76)	(.48)	(.48)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.90)	(.54)	(.76)	(.77)	(.92)
Redemption fees added to paid in capitalB	-F	-F	-F	-F	.01
Net asset value, end of period	$ 45.44	$ 60.80	$ 57.57	$ 53.91	$ 52.44
Total ReturnA	(14.05)%	6.62%	8.34%	4.38%	(1.35)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.13%	1.00%	.86%	.76%	.82%
Expenses net of fee waivers, if any	1.12%	1.00%	.86%	.76%	.82%
Expenses net of all reductions	1.12%	1.00%	.85%	.76%	.82%
Net investment income (loss)	1.21%	1.08%	1.43%	1.42%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,846	$ 30,165	$ 30,831	$ 59,245	$ 68,112
Portfolio turnover rateD	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 287,975,691
Gross unrealized depreciation	(151,197,499)
Net unrealized appreciation (depreciation) on securities	$ 136,778,192
Tax Cost	$ 1,283,918,896

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,466,211
Undistributed long-term capital gain	$ 1,887,468
Net unrealized appreciation (depreciation) on securities and other investments	$ 136,769,940

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 24,029,674	$ 9,338,915
Long-term Capital Gains	262,730,704	13,503,099
Total	$ 286,760,378	$ 22,842,014

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $424,331,275 and $975,977,104, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 191,960	$ 4,821
Class T	.25%	.25%	83,690	504
Class B	.75%	.25%	44,747	33,560
Class C	.75%	.25%	301,847	11,953
			$ 622,244	$ 50,838

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,562
Class T	3,236
Class BA	7,910
Class C A	1,549
$ 28,257

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 186,677.24
Class T	51,332.31
Class B	12,380.28
Class C	73,747.25
Canada	3,470,909.21
Class I	40,465.19
	$ 3,835,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $680 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,735 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $920,121. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $33,265 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,896 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,891 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 2,472
Class T	46
Class B	30
Class C	993
Canada	65,257
Class I	724
$ 69,522

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 783,478	$ 53,142
Class T	106,245	-
Class C	12,920	-
Canada	22,800,214	9,173,811
Class I	326,817	111,962
Total	$ 24,029,674	$ 9,338,915
From net realized gain
Class A	$ 11,358,847	$ 629,831
Class T	2,548,483	130,152
Class B	742,098	42,217
Class C	4,664,328	256,584
Canada	239,967,215	12,282,929
Class I	3,449,733	161,386
Total	$ 262,730,704	$ 13,503,099

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	153,407	144,381	$ 8,099,168	$ 8,740,780
Reinvestment of distributions	200,582	9,784	10,552,616	552,980
Shares redeemed	(634,705)	(620,817)	(31,737,294)	(36,791,904)
Net increase (decrease)	(280,716)	(466,652)	$ (13,085,510)	$ (27,498,144)
Class T
Shares sold	21,812	29,501	$ 1,102,045	$ 1,790,320
Reinvestment of distributions	49,518	2,264	2,597,730	127,592
Shares redeemed	(151,491)	(82,268)	(7,597,599)	(4,830,983)
Net increase (decrease)	(80,161)	(50,503)	$ (3,897,824)	$ (2,913,071)
Class B
Shares sold	1,663	547	$ 85,823	$ 32,504
Reinvestment of distributions	12,380	630	641,184	35,107
Shares redeemed	(59,611)	(31,942)	(2,906,257)	(1,874,606)
Net increase (decrease)	(45,568)	(30,765)	$ (2,179,250)	$ (1,806,995)
Class C
Shares sold	42,631	50,749	$ 2,146,853	$ 2,984,240
Reinvestment of distributions	75,003	3,715	3,864,885	206,074
Shares redeemed	(283,087)	(216,291)	(13,692,762)	(12,480,545)
Net increase (decrease)	(165,453)	(161,827)	$ (7,681,024)	$ (9,290,231)
Canada
Shares sold	1,250,697	1,968,387	$ 63,450,179	$ 119,959,708
Reinvestment of distributions	4,716,591	358,786	249,177,482	20,353,959
Shares redeemed	(11,643,757)	(7,758,261)	(581,614,067)	(462,389,717)
Net increase (decrease)	(5,676,469)	(5,431,088)	$ (268,986,406)	$ (322,076,050)
Class I
Shares sold	66,679	331,645	$ 3,430,310	$ 20,156,294
Reinvestment of distributions	49,883	3,804	2,628,352	215,319
Shares redeemed	(285,976)	(374,817)	(14,385,529)	(22,474,114)
Net increase (decrease)	(169,414)	(39,368)	$ (8,326,867)	$ (2,102,501)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.586	$0.060

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $2,181,885 or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

December 05, 2014
Class I	3%

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.8203	$0.1363

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014 and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Fidelity Canada Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ACANI-UANN-1215
1.843157.108

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Japan

Fund - Class A, Class T, Class B, and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Japan Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-3.57%	2.93%	-0.10%
Class T (incl. 3.50% sales charge) B	-1.59%	3.13%	0.00%
Class B (incl. contingent deferred sales charge) C	-3.54%	3.03%	0.12%
Class C (incl. contingent deferred sales charge) D	0.64%	3.44%	0.15%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. See footnote A above for additional information regarding the performance of Class A.
-

Annual Report

Fidelity Japan Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Kirk Neureiter: For the year, the fund's share classes (excluding sales charges, if applicable) posted modest single-digit gains but fell considerably short of the 10.61% gain of the benchmark Tokyo Stock Price Index (TOPIX). A downward fair-value adjustment significantly detracted from performance versus the benchmark. Stock selection in health care, information technology, consumer staples and industrials were other meaningful negatives. At the stock level, a large overweighting in Hitachi was the fund's largest relative detractor. This large industrial electronics firm was undergoing a restructuring that I thought was going well, but exposure to a slowing Chinese economy hurt its Hitachi Construction Machinery segment. Other noteworthy detractors included Japan Tobacco; Sanken Electric, a supplier of the power-related integrated circuits for the consumer electronics and auto industries; and drug stock Astellas Pharma, the fund's largest holding at period end. Conversely, stock picking in consumer discretionary and financials lifted relative performance. E-commerce giant Rakuten was the fund's top contributor. As the share price of Rakuten increased, I sold most of our position, although we still ended the period with an overweighting. Other contributors were Shimadzu, a maker of measuring equipment, medical equipment, space equipment and industrial machinery; and East Japan Railway, the fund's second-largest position at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.09%
Actual		$ 1,000.00	$ 962.70	$ 5.39
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55
Class T	1.42%
Actual		$ 1,000.00	$ 961.10	$ 7.02
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class B	1.90%
Actual		$ 1,000.00	$ 958.60	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.80%
Actual		$ 1,000.00	$ 959.30	$ 8.89
HypotheticalA		$ 1,000.00	$ 1,016.13	$ 9.15
Japan	.79%
Actual		$ 1,000.00	$ 964.40	$ 3.91
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Class I	.80%
Actual		$ 1,000.00	$ 965.10	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	92.5
Short-Term Investments and Net Other Assets (Liabilities)	1.4	7.5
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Astellas Pharma, Inc. (Pharmaceuticals)	4.9	4.7
East Japan Railway Co. (Road & Rail)	4.2	4.1
Mitsubishi UFJ Financial Group, Inc. (Banks)	4.0	4.1
KDDI Corp. (Wireless Telecommunication Services)	3.3	3.4
Hoya Corp. (Health Care Equipment & Supplies)	3.3	3.2
ORIX Corp. (Diversified Financial Services)	3.0	3.1
Honda Motor Co. Ltd. (Automobiles)	3.0	3.2
Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	2.9	2.9
SoftBank Corp. (Wireless Telecommunication Services)	2.8	3.1
Sony Corp. (Household Durables)	2.6	1.4
	34.0
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.3	20.0
Financials	19.0	19.2
Information Technology	13.8	16.8
Industrials	13.8	12.1
Health Care	13.3	10.0
Telecommunication Services	7.2	7.5
Consumer Staples	7.0	3.8
Materials	5.2	3.1

Annual Report

Fidelity Japan Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 19.3%
Auto Components - 3.3%
Bridgestone Corp.	236,400	$ 8,669,005
NGK Spark Plug Co. Ltd.	195,200	4,763,862
Sumitomo Electric Industries Ltd.	351,900	4,802,717
		18,235,584
Automobiles - 9.2%
Fuji Heavy Industries Ltd.	57,600	2,227,601
Honda Motor Co. Ltd.	495,700	16,397,977
Isuzu Motors Ltd.	306,800	3,583,277
Mazda Motor Corp.	276,900	5,435,348
Suzuki Motor Corp.	314,900	10,310,916
Toyota Motor Corp.	200,700	12,295,772
		50,250,891
Hotels, Restaurants & Leisure - 0.6%
Skylark Co. Ltd.	250,300	3,255,648
Household Durables - 4.0%
Casio Computer Co. Ltd. (d)	205,400	3,869,605
Rinnai Corp.	49,700	3,940,019
Sony Corp.	496,700	14,118,910
		21,928,534
Internet & Catalog Retail - 0.5%
Rakuten, Inc.	177,700	2,461,712
Media - 0.4%
Proto Corp.	174,000	2,257,590
Multiline Retail - 0.4%
Don Quijote Holdings Co. Ltd.	55,000	2,020,379
Specialty Retail - 0.9%
United Arrows Ltd.	119,700	5,156,785
TOTAL CONSUMER DISCRETIONARY		105,567,123
CONSUMER STAPLES - 7.0%
Beverages - 1.2%
Asahi Group Holdings	193,100	5,956,400
Coca-Cola Central Japan Co. Ltd.	32,500	456,767
		6,413,167
Food & Staples Retailing - 4.0%
Ain Holdings, Inc.	38,100	1,803,608
San-A Co. Ltd.	47,900	2,034,107
Seven & i Holdings Co. Ltd.	208,600	9,475,617
Sundrug Co. Ltd.	56,600	2,981,659
Tsuruha Holdings, Inc.	24,800	1,964,757
Welcia Holdings Co. Ltd.	78,500	3,868,891
		22,128,639
Tobacco - 1.8%
Japan Tobacco, Inc.	276,100	9,556,315
TOTAL CONSUMER STAPLES		38,098,121

	Shares	Value
FINANCIALS - 19.0%
Banks - 8.0%
Mitsubishi UFJ Financial Group, Inc.	3,380,400	$ 21,862,854
Seven Bank Ltd.	1,358,900	6,191,903
Shinsei Bank Ltd.	3,139,000	6,581,771
Sumitomo Mitsui Financial Group, Inc.	232,500	9,275,278
		43,911,806
Capital Markets - 0.8%
Monex Group, Inc.	1,462,000	4,109,708
Diversified Financial Services - 3.0%
ORIX Corp.	1,141,000	16,662,914
Insurance - 2.2%
Tokio Marine Holdings, Inc.	310,700	11,971,797
Real Estate Investment Trusts - 1.3%
Invincible Investment Corp.	2,648	1,570,091
Nippon Prologis REIT, Inc.	942	1,656,583
Parkway Life REIT	1,347,000	2,217,993
Sekisui House (REIT), Inc.	1,502	1,548,369
		6,993,036
Real Estate Management & Development - 3.7%
AEON MALL Co. Ltd.	252,100	4,217,058
Mitsui Fudosan Co. Ltd.	590,000	16,056,055
		20,273,113
TOTAL FINANCIALS		103,922,374
HEALTH CARE - 13.3%
Health Care Equipment & Supplies - 4.9%
Hoya Corp.	430,200	17,752,968
Olympus Corp.	259,400	8,749,907
		26,502,875
Health Care Providers & Services - 3.5%
Message Co. Ltd. (d)	243,700	6,006,654
Miraca Holdings, Inc.	104,100	4,633,000
Ship Healthcare Holdings, Inc.	357,400	8,657,380
		19,297,034
Pharmaceuticals - 4.9%
Astellas Pharma, Inc.	1,852,400	26,886,627
TOTAL HEALTH CARE		72,686,536
INDUSTRIALS - 13.8%
Airlines - 0.8%
Japan Airlines Co. Ltd.	120,600	4,543,380
Building Products - 1.3%
Daikin Industries Ltd.	72,800	4,677,471
LIXIL Group Corp.	107,700	2,305,862
		6,983,333
Construction & Engineering - 1.0%
Toshiba Plant Systems & Services Corp.	508,800	5,449,983
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.6%
Mitsubishi Electric Corp.	641,000	$ 6,675,849
Nidec Corp.	99,000	7,460,255
		14,136,104
Machinery - 2.7%
IHI Corp.	1,110,000	3,131,774
Kubota Corp.	334,000	5,177,488
Makita Corp.	117,000	6,410,761
		14,720,023
Professional Services - 0.4%
Funai Soken Holdings, Inc.	145,800	2,236,793
Road & Rail - 4.2%
East Japan Railway Co.	240,300	22,846,664
Trading Companies & Distributors - 0.8%
Misumi Group, Inc.	349,200	4,547,318
TOTAL INDUSTRIALS		75,463,598
INFORMATION TECHNOLOGY - 13.8%
Electronic Equipment & Components - 6.8%
Azbil Corp.	207,200	5,227,489
Hitachi Ltd.	2,128,000	12,275,993
OMRON Corp.	123,900	4,102,684
Shimadzu Corp.	792,000	12,285,888
TDK Corp.	54,800	3,490,565
		37,382,619
Internet Software & Services - 4.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	46,900	3,931,627
DeNA Co. Ltd.	250,900	4,025,511
Kakaku.com, Inc. (d)	500,500	9,336,956
NAVER Corp.	8,563	4,499,855
		21,793,949
Semiconductors & Semiconductor Equipment - 1.3%
Sanken Electric Co. Ltd.	750,000	2,606,671
Sumco Corp.	442,800	4,463,736
		7,070,407
Software - 0.2%
COLOPL, Inc. (d)	81,000	1,323,234
Technology Hardware, Storage & Peripherals - 1.5%
NEC Corp.	1,043,000	3,217,637
Samsung Electronics Co. Ltd.	4,206	5,054,111
		8,271,748
TOTAL INFORMATION TECHNOLOGY		75,841,957
MATERIALS - 5.2%
Chemicals - 4.9%
Daicel Chemical Industries Ltd.	261,500	3,455,563

	Shares	Value
Hitachi Chemical Co. Ltd.	155,500	$ 2,458,082
JSR Corp.	289,800	4,576,898
Kansai Paint Co. Ltd.	232,000	3,536,560
Shin-Etsu Chemical Co. Ltd.	132,600	7,885,613
Toray Industries, Inc.	584,000	5,094,934
		27,007,650
Metals & Mining - 0.3%
Yamato Kogyo Co. Ltd.	58,400	1,555,608
TOTAL MATERIALS		28,563,258
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 1.1%
Nippon Telegraph & Telephone Corp.	162,200	5,946,479
Wireless Telecommunication Services - 6.1%
KDDI Corp.	738,000	17,858,371
SoftBank Corp.	277,200	15,530,937
		33,389,308
TOTAL TELECOMMUNICATION SERVICES		39,335,787
TOTAL COMMON STOCKS (Cost $530,190,692)		539,478,754
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.18% (b)	5,556,318	5,556,318
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	12,649,386	12,649,386
TOTAL MONEY MARKET FUNDS (Cost $18,205,704)		18,205,704
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $548,396,396)		557,684,458
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(10,360,116)
NET ASSETS - 100%		$ 547,324,342
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,597
Fidelity Securities Lending Cash Central Fund	71,632
Total	$ 92,229
Other Information

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 105,567,123	$ -	$ 105,567,123	$ -
Consumer Staples	38,098,121	-	38,098,121	-
Financials	103,922,374	-	103,922,374	-
Health Care	72,686,536	-	72,686,536	-
Industrials	75,463,598	-	75,463,598	-
Information Technology	75,841,957	13,485,593	62,356,364	-
Materials	28,563,258	-	28,563,258	-
Telecommunication Services	39,335,787	-	39,335,787	-
Money Market Funds	18,205,704	18,205,704	-	-
Total Investments in Securities:	$ 557,684,458	$ 31,691,297	$ 525,993,161	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $12,036,815) - See accompanying schedule: Unaffiliated issuers (cost $530,190,692)	$ 539,478,754
Fidelity Central Funds (cost $18,205,704)	18,205,704
Total Investments (cost $548,396,396)		$ 557,684,458
Receivable for investments sold		574,282
Receivable for fund shares sold		516,884
Dividends receivable		3,045,252
Distributions receivable from Fidelity Central Funds		8,242
Prepaid expenses		1,495
Other receivables		1,228
Total assets		561,831,841

Liabilities
Payable for investments purchased	$ 1,066,235
Payable for fund shares redeemed	356,790
Accrued management fee	229,677
Distribution and service plan fees payable	21,782
Other affiliated payables	106,395
Other payables and accrued expenses	77,234
Collateral on securities loaned, at value	12,649,386
Total liabilities		14,507,499

Net Assets		$ 547,324,342
Net Assets consist of:
Paid in capital		$ 717,255,617
Undistributed net investment income		3,017,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(182,218,023)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,269,730
Net Assets		$ 547,324,342

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($23,917,721 ÷ 2,014,446 shares)	$ 11.87

Maximum offering price per share (100/94.25 of $11.87)	$ 12.59
Class T: Net Asset Value and redemption price per share ($4,808,761 ÷ 405,871 shares)	$ 11.85

Maximum offering price per share (100/96.50 of $11.85)	$ 12.28
Class B: Net Asset Value and offering price per share ($347,681 ÷ 29,411 shares)A	$ 11.82

Class C: Net Asset Value and offering price per share ($18,490,533 ÷ 1,571,218 shares)A	$ 11.77

Japan: Net Asset Value, offering price and redemption price per share ($485,803,076 ÷ 40,792,237 shares)	$ 11.91

Class I: Net Asset Value, offering price and redemption price per share ($13,956,570 ÷ 1,174,263 shares)	$ 11.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 8,050,801
Income from Fidelity Central Funds		92,229
Income before foreign taxes withheld		8,143,030
Less foreign taxes withheld		(808,062)
Total income		7,334,968

Expenses
Management fee
Basic fee	$ 3,498,174
Performance adjustment	(907,813)
Transfer agent fees	962,727
Distribution and service plan fees	222,835
Accounting and security lending fees	260,372
Custodian fees and expenses	52,192
Independent trustees' compensation	2,143
Registration fees	82,981
Audit	73,136
Legal	1,206
Miscellaneous	3,718
Total expenses before reductions	4,251,671
Expense reductions	(28,886)	4,222,785
Net investment income (loss)		3,112,183
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,164)
Foreign currency transactions	(365,218)
Total net realized gain (loss)		(392,382)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,912,886
Assets and liabilities in foreign currencies	24,355
Total change in net unrealized appreciation (depreciation)		1,937,241
Net gain (loss)		1,544,859
Net increase (decrease) in net assets resulting from operations		$ 4,657,042

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,112,183	$ 3,447,815
Net realized gain (loss)	(392,382)	(3,239,373)
Change in net unrealized appreciation (depreciation)	1,937,241	(11,748,802)
Net increase (decrease) in net assets resulting from operations	4,657,042	(11,540,360)
Distributions to shareholders from net investment income	(3,310,432)	(4,561,447)
Distributions to shareholders from net realized gain	-	(402,380)
Total distributions	(3,310,432)	(4,963,827)
Share transactions - net increase (decrease)	70,904,089	(48,052,746)
Redemption fees	139,156	110,748
Total increase (decrease) in net assets	72,389,855	(64,446,185)

Net Assets
Beginning of period	474,934,487	539,380,672
End of period (including undistributed net investment income of $3,017,018 and undistributed net investment income of $3,240,458, respectively)	$ 547,324,342	$ 474,934,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 12.00	$ 9.30	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.04	.05	.08	.09	.09
Net realized and unrealized gain (loss)	.23	(.31)	2.80	(.15)	(1.39)
Total from investment operations	.27	(.26)	2.88	(.06)	(1.30)
Distributions from net investment income	(.05)	(.08)	(.11)	(.13)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	(.05)	(.09)	(.19)	(.18)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.87	$ 11.65	$ 12.00	$ 9.30	$ 9.54
Total ReturnB, C, D	2.31%	(2.18)%	31.58%	(.64)%	(11.91)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.10%	1.23%	1.26%	1.42%	1.20%A
Expenses net of fee waivers, if any	1.10%	1.23%	1.26%	1.38%	1.20%A
Expenses net of all reductions	1.09%	1.23%	1.25%	1.36%	1.16%A
Net investment income (loss)	.37%	.41%	.75%	.94%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,918	$ 21,352	$ 20,520	$ 9,495	$ 13,208
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Japan Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.62	$ 11.96	$ 9.28	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	-K	.01	.05	.06	.07
Net realized and unrealized gain (loss)	.23	(.30)	2.78	(.13)	(1.40)
Total from investment operations	.23	(.29)	2.83	(.07)	(1.33)
Distributions from net investment income	-	(.04)	(.08)	(.11)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	-	(.05)	(.16)	(.16)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.85	$ 11.62	$ 11.96	$ 9.28	$ 9.51
Total ReturnB, C, D	1.98%	(2.42)%	31.04%	(.75)%	(12.19)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.43%	1.54%	1.55%	1.70%	1.48%A
Expenses net of fee waivers, if any	1.43%	1.54%	1.55%	1.66%	1.48%A
Expenses net of all reductions	1.42%	1.54%	1.53%	1.64%	1.44%A
Net investment income (loss)	.04%	.10%	.46%	.66%	.74%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,809	$ 4,104	$ 5,357	$ 3,934	$ 4,643
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 12.00	$ 9.26	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)	-K	.02	.02
Net realized and unrealized gain (loss)	.22	(.31)	2.80	(.14)	(1.39)
Total from investment operations	.17	(.35)	2.80	(.12)	(1.37)
Distributions from net investment income	-	-	-	(.04)	-
Distributions from net realized gain	-	-	(.07)	(.05)	-
Total distributions	-	-	(.07)	(.09)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.82	$ 11.65	$ 12.00	$ 9.26	$ 9.47
Total ReturnB, C, D	1.46%	(2.92)%	30.52%	(1.24)%	(12.56)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.91%	2.02%	2.02%	2.17%	1.95%A
Expenses net of fee waivers, if any	1.91%	2.02%	2.02%	2.13%	1.95%A
Expenses net of all reductions	1.91%	2.02%	2.01%	2.11%	1.91%A
Net investment income (loss)	(.45)%	(.37)%	(.02)%	.19%	.27%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 348	$ 452	$ 874	$ 1,012	$ 1,458
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Japan Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 11.96	$ 9.25	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	(.04)	(.03)	-K	.02	.03
Net realized and unrealized gain (loss)	.23	(.32)	2.79	(.14)	(1.39)
Total from investment operations	.19	(.35)	2.79	(.12)	(1.36)
Distributions from net investment income	-	(.03)	(.01)	(.06)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	-	(.03) L	(.09)	(.11)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.77	$ 11.58	$ 11.96	$ 9.25	$ 9.48
Total ReturnB, C, D	1.64%	(2.90)%	30.55%	(1.27)%	(12.47)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.81%	1.93%	1.97%	2.15%	1.92%A
Expenses net of fee waivers, if any	1.81%	1.93%	1.97%	2.11%	1.92%A
Expenses net of all reductions	1.80%	1.93%	1.95%	2.09%	1.88%A
Net investment income (loss)	(.34)%	(.29)%	.04%	.21%	.30%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,491	$ 13,162	$ 11,824	$ 7,015	$ 8,750
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share. LTotal distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.69	$ 12.03	$ 9.34	$ 9.57	$ 10.57
Income from Investment Operations
Net investment income (loss) B	.08	.09	.12	.12	.15
Net realized and unrealized gain (loss)	.23	(.32)	2.79	(.14)	(.75)
Total from investment operations	.31	(.23)	2.91	(.02)	(.60)
Distributions from net investment income	(.09)	(.11)	(.15)	(.16)	(.20)
Distributions from net realized gain	-	(.01)	(.08)	(.05)	(.21)
Total distributions	(.09)	(.11) H	(.23)	(.21)	(.41)
Redemption fees added to paid in capitalB	-G	-G	.01	-G	.01
Net asset value, end of period	$ 11.91	$ 11.69	$ 12.03	$ 9.34	$ 9.57
Total Return A	2.66%	(1.90)%	31.92%	(.19)%	(6.00)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.80%	.90%	.93%	1.09%	.86%
Expenses net of fee waivers, if any	.80%	.90%	.93%	1.06%	.84%
Expenses net of all reductions	.79%	.90%	.91%	1.04%	.80%
Net investment income (loss)	.67%	.74%	1.08%	1.26%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 485,803	$ 415,612	$ 480,773	$ 353,550	$ 450,417
Portfolio turnover rateD	35%	112%	68%	52%	134%F

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FThe portfolio turnover rate does not include the assets acquired in the merger. GAmount represents less than $.005 per share. HTotal distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

Financial Highlights - Fidelity Japan Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 12.02	$ 9.33	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.08	.09	.13	.12	.13
Net realized and unrealized gain (loss)	.23	(.32)	2.78	(.14)	(1.40)
Total from investment operations	.31	(.23)	2.91	(.02)	(1.27)
Distributions from net investment income	(.09)	(.12)	(.15)	(.17)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	(.09)	(.12) K	(.23)	(.22)	-
Redemption fees added to paid in capitalD	-J	-J	.01	-J	.01
Net asset value, end of period	$ 11.89	$ 11.67	$ 12.02	$ 9.33	$ 9.57
Total ReturnB, C	2.72%	(1.90)%	32.04%	(.18)%	(11.63)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.80%	.89%	.90%	1.03%	.79%A
Expenses net of fee waivers, if any	.80%	.89%	.90%	1.01%	.79%A
Expenses net of all reductions	.79%	.89%	.88%	.99%	.75%A
Net investment income (loss)	.67%	.76%	1.11%	1.31%	1.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,957	$ 20,253	$ 20,033	$ 1,488	$ 2,715
Portfolio turnover rateF	35%	112%	68%	52%	134%I

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JAmount represents less than $.005 per share. KTotal distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive-foreign investment companies (PFIC), expiring capital loss carryforwards, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 49,425,970
Gross unrealized depreciation	(44,535,187)
Net unrealized appreciation (depreciation) on securities	$ 4,890,783
Tax Cost	$ 552,793,675

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,215,209
Capital loss carryforward	$ (178,019,200)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,872,858

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (3,870,588)
2017	(41,604,070)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(171,168,558)
No expiration
Short-term	(6,850,642)
Total capital loss carryforward	$ (178,019,200)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 3,310,432	$ 4,963,827

Due to large redemptions in a prior period, $141,955,883 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $18,885,324 per year.

The Fund acquired $5,487,891 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,371,973 per year.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $242,746,871 and $168,418,077, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 50,273	$ 1,164
Class T	.25%	.25%	21,808	36
Class B	.75%	.25%	4,103	3,078
Class C	.75%	.25%	146,651	44,718
			$ 222,835	$ 48,996

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45,946
Class T	1,710
Class B A	8
Class C A	4,518
$ 52,182

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 47,937.24
Class T	13,899.32
Class B	1,223.30
Class C	29,557.20
Japan	841,695.19
Class I	28,416.19
	$ 962,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $704 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $71,632. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,341 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,192 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 400
Class T	8
Class B	1
Class C	278
Japan	11,320
Class I	346
$ 12,353

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 79,823	$ 141,802
Class T	-	19,055
Class C	-	25,435
Japan	3,066,127	4,169,355
Class I	164,482	205,800
Total	$ 3,310,432	$ 4,561,447
From net realized gain
Class A	$ -	$ 15,756
Class T	-	3,988
Class C	-	9,157
Japan	-	357,373
Class I	-	16,106
Total	$ -	$ 402,380

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,104,408	952,008	$ 13,420,485	$ 11,244,440
Reinvestment of distributions	6,565	11,439	74,452	136,237
Shares redeemed	(929,216)	(840,548)	(10,724,499)	(9,766,930)
Net increase (decrease)	181,757	122,899	$ 2,770,438	$ 1,613,747
Class T
Shares sold	180,232	64,476	$ 2,170,519	$ 752,702
Reinvestment of distributions	-	1,875	-	22,328
Shares redeemed	(127,640)	(160,810)	(1,490,023)	(1,872,832)
Net increase (decrease)	52,592	(94,459)	$ 680,496	$ (1,097,802)
Class B
Shares sold	711	818	$ 8,779	$ 10,000
Shares redeemed	(10,106)	(34,849)	(116,253)	(406,096)
Net increase (decrease)	(9,395)	(34,031)	$ (107,474)	$ (396,096)
Class C
Shares sold	747,753	496,705	$ 8,932,993	$ 5,806,151
Reinvestment of distributions	-	2,168	-	25,821
Shares redeemed	(312,924)	(351,222)	(3,580,602)	(4,038,883)
Net increase (decrease)	434,829	147,651	$ 5,352,391	$ 1,793,089
Japan
Shares sold	18,408,352	4,922,211	$ 225,875,166	$ 57,652,164
Reinvestment of distributions	262,630	370,099	2,980,854	4,407,882
Shares redeemed	(13,426,033)	(9,716,469)	(161,325,584)	(112,632,153)
Net increase (decrease)	5,244,949	(4,424,159)	$ 67,530,436	$ (50,572,107)
Class I
Shares sold	1,688,546	916,937	$ 20,578,143	$ 10,668,831
Reinvestment of distributions	14,222	13,570	161,134	161,488
Shares redeemed	(2,263,385)	(862,451)	(26,061,475)	(10,223,896)
Net increase (decrease)	(560,617)	68,056	$ (5,322,198)	$ 606,423

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 23% of the total outstanding shares of the Fund. Mutual Funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.049	$0.006
Class T	12/07/15	12/04/15	$0.002	$0.006
Class B	12/07/15	12/04/15	$0.000	$0.000
Class C	12/07/15	12/04/15	$0.000	$0.000

Class A designates 100%, Class T designates 0%, Class B designates 0%, and Class C designates 0% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/14	$0.0733	$0.0263
Class T	12/08/14	$0.0000	$0.0000
Class B	12/08/14	$0.0000	$0.0000
Class C	12/08/14	$0.0000	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Japan Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AJPNA-UANN-1215
1.917388.104

Fidelity Advisor®

Japan Fund -

Class I
(formerly Institutional Class)

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class I is a class of
Fidelity® Japan Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I A	2.72%	4.54%	0.68%

A The initial offering of Class I shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Class I on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. See footnote A above for additional information regarding the performance of Class I.
-

Annual Report

Fidelity Japan Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Kirk Neureiter: For the year, the fund's share classes (excluding sales charges, if applicable) posted modest single-digit gains but fell considerably short of the 10.61% gain of the benchmark Tokyo Stock Price Index (TOPIX). A downward fair-value adjustment significantly detracted from performance versus the benchmark. Stock selection in health care, information technology, consumer staples and industrials were other meaningful negatives. At the stock level, a large overweighting in Hitachi was the fund's largest relative detractor. This large industrial electronics firm was undergoing a restructuring that I thought was going well, but exposure to a slowing Chinese economy hurt its Hitachi Construction Machinery segment. Other noteworthy detractors included Japan Tobacco; Sanken Electric, a supplier of the power-related integrated circuits for the consumer electronics and auto industries; and drug stock Astellas Pharma, the fund's largest holding at period end. Conversely, stock picking in consumer discretionary and financials lifted relative performance. E-commerce giant Rakuten was the fund's top contributor. As the share price of Rakuten increased, I sold most of our position, although we still ended the period with an overweighting. Other contributors were Shimadzu, a maker of measuring equipment, medical equipment, space equipment and industrial machinery; and East Japan Railway, the fund's second-largest position at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.09%
Actual		$ 1,000.00	$ 962.70	$ 5.39
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55
Class T	1.42%
Actual		$ 1,000.00	$ 961.10	$ 7.02
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class B	1.90%
Actual		$ 1,000.00	$ 958.60	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.80%
Actual		$ 1,000.00	$ 959.30	$ 8.89
HypotheticalA		$ 1,000.00	$ 1,016.13	$ 9.15
Japan	.79%
Actual		$ 1,000.00	$ 964.40	$ 3.91
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Class I	.80%
Actual		$ 1,000.00	$ 965.10	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	92.5
Short-Term Investments and Net Other Assets (Liabilities)	1.4	7.5
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Astellas Pharma, Inc. (Pharmaceuticals)	4.9	4.7
East Japan Railway Co. (Road & Rail)	4.2	4.1
Mitsubishi UFJ Financial Group, Inc. (Banks)	4.0	4.1
KDDI Corp. (Wireless Telecommunication Services)	3.3	3.4
Hoya Corp. (Health Care Equipment & Supplies)	3.3	3.2
ORIX Corp. (Diversified Financial Services)	3.0	3.1
Honda Motor Co. Ltd. (Automobiles)	3.0	3.2
Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	2.9	2.9
SoftBank Corp. (Wireless Telecommunication Services)	2.8	3.1
Sony Corp. (Household Durables)	2.6	1.4
	34.0
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.3	20.0
Financials	19.0	19.2
Information Technology	13.8	16.8
Industrials	13.8	12.1
Health Care	13.3	10.0
Telecommunication Services	7.2	7.5
Consumer Staples	7.0	3.8
Materials	5.2	3.1

Annual Report

Fidelity Japan Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 19.3%
Auto Components - 3.3%
Bridgestone Corp.	236,400	$ 8,669,005
NGK Spark Plug Co. Ltd.	195,200	4,763,862
Sumitomo Electric Industries Ltd.	351,900	4,802,717
		18,235,584
Automobiles - 9.2%
Fuji Heavy Industries Ltd.	57,600	2,227,601
Honda Motor Co. Ltd.	495,700	16,397,977
Isuzu Motors Ltd.	306,800	3,583,277
Mazda Motor Corp.	276,900	5,435,348
Suzuki Motor Corp.	314,900	10,310,916
Toyota Motor Corp.	200,700	12,295,772
		50,250,891
Hotels, Restaurants & Leisure - 0.6%
Skylark Co. Ltd.	250,300	3,255,648
Household Durables - 4.0%
Casio Computer Co. Ltd. (d)	205,400	3,869,605
Rinnai Corp.	49,700	3,940,019
Sony Corp.	496,700	14,118,910
		21,928,534
Internet & Catalog Retail - 0.5%
Rakuten, Inc.	177,700	2,461,712
Media - 0.4%
Proto Corp.	174,000	2,257,590
Multiline Retail - 0.4%
Don Quijote Holdings Co. Ltd.	55,000	2,020,379
Specialty Retail - 0.9%
United Arrows Ltd.	119,700	5,156,785
TOTAL CONSUMER DISCRETIONARY		105,567,123
CONSUMER STAPLES - 7.0%
Beverages - 1.2%
Asahi Group Holdings	193,100	5,956,400
Coca-Cola Central Japan Co. Ltd.	32,500	456,767
		6,413,167
Food & Staples Retailing - 4.0%
Ain Holdings, Inc.	38,100	1,803,608
San-A Co. Ltd.	47,900	2,034,107
Seven & i Holdings Co. Ltd.	208,600	9,475,617
Sundrug Co. Ltd.	56,600	2,981,659
Tsuruha Holdings, Inc.	24,800	1,964,757
Welcia Holdings Co. Ltd.	78,500	3,868,891
		22,128,639
Tobacco - 1.8%
Japan Tobacco, Inc.	276,100	9,556,315
TOTAL CONSUMER STAPLES		38,098,121

	Shares	Value
FINANCIALS - 19.0%
Banks - 8.0%
Mitsubishi UFJ Financial Group, Inc.	3,380,400	$ 21,862,854
Seven Bank Ltd.	1,358,900	6,191,903
Shinsei Bank Ltd.	3,139,000	6,581,771
Sumitomo Mitsui Financial Group, Inc.	232,500	9,275,278
		43,911,806
Capital Markets - 0.8%
Monex Group, Inc.	1,462,000	4,109,708
Diversified Financial Services - 3.0%
ORIX Corp.	1,141,000	16,662,914
Insurance - 2.2%
Tokio Marine Holdings, Inc.	310,700	11,971,797
Real Estate Investment Trusts - 1.3%
Invincible Investment Corp.	2,648	1,570,091
Nippon Prologis REIT, Inc.	942	1,656,583
Parkway Life REIT	1,347,000	2,217,993
Sekisui House (REIT), Inc.	1,502	1,548,369
		6,993,036
Real Estate Management & Development - 3.7%
AEON MALL Co. Ltd.	252,100	4,217,058
Mitsui Fudosan Co. Ltd.	590,000	16,056,055
		20,273,113
TOTAL FINANCIALS		103,922,374
HEALTH CARE - 13.3%
Health Care Equipment & Supplies - 4.9%
Hoya Corp.	430,200	17,752,968
Olympus Corp.	259,400	8,749,907
		26,502,875
Health Care Providers & Services - 3.5%
Message Co. Ltd. (d)	243,700	6,006,654
Miraca Holdings, Inc.	104,100	4,633,000
Ship Healthcare Holdings, Inc.	357,400	8,657,380
		19,297,034
Pharmaceuticals - 4.9%
Astellas Pharma, Inc.	1,852,400	26,886,627
TOTAL HEALTH CARE		72,686,536
INDUSTRIALS - 13.8%
Airlines - 0.8%
Japan Airlines Co. Ltd.	120,600	4,543,380
Building Products - 1.3%
Daikin Industries Ltd.	72,800	4,677,471
LIXIL Group Corp.	107,700	2,305,862
		6,983,333
Construction & Engineering - 1.0%
Toshiba Plant Systems & Services Corp.	508,800	5,449,983
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.6%
Mitsubishi Electric Corp.	641,000	$ 6,675,849
Nidec Corp.	99,000	7,460,255
		14,136,104
Machinery - 2.7%
IHI Corp.	1,110,000	3,131,774
Kubota Corp.	334,000	5,177,488
Makita Corp.	117,000	6,410,761
		14,720,023
Professional Services - 0.4%
Funai Soken Holdings, Inc.	145,800	2,236,793
Road & Rail - 4.2%
East Japan Railway Co.	240,300	22,846,664
Trading Companies & Distributors - 0.8%
Misumi Group, Inc.	349,200	4,547,318
TOTAL INDUSTRIALS		75,463,598
INFORMATION TECHNOLOGY - 13.8%
Electronic Equipment & Components - 6.8%
Azbil Corp.	207,200	5,227,489
Hitachi Ltd.	2,128,000	12,275,993
OMRON Corp.	123,900	4,102,684
Shimadzu Corp.	792,000	12,285,888
TDK Corp.	54,800	3,490,565
		37,382,619
Internet Software & Services - 4.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	46,900	3,931,627
DeNA Co. Ltd.	250,900	4,025,511
Kakaku.com, Inc. (d)	500,500	9,336,956
NAVER Corp.	8,563	4,499,855
		21,793,949
Semiconductors & Semiconductor Equipment - 1.3%
Sanken Electric Co. Ltd.	750,000	2,606,671
Sumco Corp.	442,800	4,463,736
		7,070,407
Software - 0.2%
COLOPL, Inc. (d)	81,000	1,323,234
Technology Hardware, Storage & Peripherals - 1.5%
NEC Corp.	1,043,000	3,217,637
Samsung Electronics Co. Ltd.	4,206	5,054,111
		8,271,748
TOTAL INFORMATION TECHNOLOGY		75,841,957
MATERIALS - 5.2%
Chemicals - 4.9%
Daicel Chemical Industries Ltd.	261,500	3,455,563

	Shares	Value
Hitachi Chemical Co. Ltd.	155,500	$ 2,458,082
JSR Corp.	289,800	4,576,898
Kansai Paint Co. Ltd.	232,000	3,536,560
Shin-Etsu Chemical Co. Ltd.	132,600	7,885,613
Toray Industries, Inc.	584,000	5,094,934
		27,007,650
Metals & Mining - 0.3%
Yamato Kogyo Co. Ltd.	58,400	1,555,608
TOTAL MATERIALS		28,563,258
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 1.1%
Nippon Telegraph & Telephone Corp.	162,200	5,946,479
Wireless Telecommunication Services - 6.1%
KDDI Corp.	738,000	17,858,371
SoftBank Corp.	277,200	15,530,937
		33,389,308
TOTAL TELECOMMUNICATION SERVICES		39,335,787
TOTAL COMMON STOCKS (Cost $530,190,692)		539,478,754
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.18% (b)	5,556,318	5,556,318
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	12,649,386	12,649,386
TOTAL MONEY MARKET FUNDS (Cost $18,205,704)		18,205,704
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $548,396,396)		557,684,458
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(10,360,116)
NET ASSETS - 100%		$ 547,324,342
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,597
Fidelity Securities Lending Cash Central Fund	71,632
Total	$ 92,229
Other Information

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 105,567,123	$ -	$ 105,567,123	$ -
Consumer Staples	38,098,121	-	38,098,121	-
Financials	103,922,374	-	103,922,374	-
Health Care	72,686,536	-	72,686,536	-
Industrials	75,463,598	-	75,463,598	-
Information Technology	75,841,957	13,485,593	62,356,364	-
Materials	28,563,258	-	28,563,258	-
Telecommunication Services	39,335,787	-	39,335,787	-
Money Market Funds	18,205,704	18,205,704	-	-
Total Investments in Securities:	$ 557,684,458	$ 31,691,297	$ 525,993,161	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $12,036,815) - See accompanying schedule: Unaffiliated issuers (cost $530,190,692)	$ 539,478,754
Fidelity Central Funds (cost $18,205,704)	18,205,704
Total Investments (cost $548,396,396)		$ 557,684,458
Receivable for investments sold		574,282
Receivable for fund shares sold		516,884
Dividends receivable		3,045,252
Distributions receivable from Fidelity Central Funds		8,242
Prepaid expenses		1,495
Other receivables		1,228
Total assets		561,831,841

Liabilities
Payable for investments purchased	$ 1,066,235
Payable for fund shares redeemed	356,790
Accrued management fee	229,677
Distribution and service plan fees payable	21,782
Other affiliated payables	106,395
Other payables and accrued expenses	77,234
Collateral on securities loaned, at value	12,649,386
Total liabilities		14,507,499

Net Assets		$ 547,324,342
Net Assets consist of:
Paid in capital		$ 717,255,617
Undistributed net investment income		3,017,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(182,218,023)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,269,730
Net Assets		$ 547,324,342

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($23,917,721 ÷ 2,014,446 shares)	$ 11.87

Maximum offering price per share (100/94.25 of $11.87)	$ 12.59
Class T: Net Asset Value and redemption price per share ($4,808,761 ÷ 405,871 shares)	$ 11.85

Maximum offering price per share (100/96.50 of $11.85)	$ 12.28
Class B: Net Asset Value and offering price per share ($347,681 ÷ 29,411 shares)A	$ 11.82

Class C: Net Asset Value and offering price per share ($18,490,533 ÷ 1,571,218 shares)A	$ 11.77

Japan: Net Asset Value, offering price and redemption price per share ($485,803,076 ÷ 40,792,237 shares)	$ 11.91

Class I: Net Asset Value, offering price and redemption price per share ($13,956,570 ÷ 1,174,263 shares)	$ 11.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 8,050,801
Income from Fidelity Central Funds		92,229
Income before foreign taxes withheld		8,143,030
Less foreign taxes withheld		(808,062)
Total income		7,334,968

Expenses
Management fee
Basic fee	$ 3,498,174
Performance adjustment	(907,813)
Transfer agent fees	962,727
Distribution and service plan fees	222,835
Accounting and security lending fees	260,372
Custodian fees and expenses	52,192
Independent trustees' compensation	2,143
Registration fees	82,981
Audit	73,136
Legal	1,206
Miscellaneous	3,718
Total expenses before reductions	4,251,671
Expense reductions	(28,886)	4,222,785
Net investment income (loss)		3,112,183
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,164)
Foreign currency transactions	(365,218)
Total net realized gain (loss)		(392,382)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,912,886
Assets and liabilities in foreign currencies	24,355
Total change in net unrealized appreciation (depreciation)		1,937,241
Net gain (loss)		1,544,859
Net increase (decrease) in net assets resulting from operations		$ 4,657,042

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,112,183	$ 3,447,815
Net realized gain (loss)	(392,382)	(3,239,373)
Change in net unrealized appreciation (depreciation)	1,937,241	(11,748,802)
Net increase (decrease) in net assets resulting from operations	4,657,042	(11,540,360)
Distributions to shareholders from net investment income	(3,310,432)	(4,561,447)
Distributions to shareholders from net realized gain	-	(402,380)
Total distributions	(3,310,432)	(4,963,827)
Share transactions - net increase (decrease)	70,904,089	(48,052,746)
Redemption fees	139,156	110,748
Total increase (decrease) in net assets	72,389,855	(64,446,185)

Net Assets
Beginning of period	474,934,487	539,380,672
End of period (including undistributed net investment income of $3,017,018 and undistributed net investment income of $3,240,458, respectively)	$ 547,324,342	$ 474,934,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 12.00	$ 9.30	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.04	.05	.08	.09	.09
Net realized and unrealized gain (loss)	.23	(.31)	2.80	(.15)	(1.39)
Total from investment operations	.27	(.26)	2.88	(.06)	(1.30)
Distributions from net investment income	(.05)	(.08)	(.11)	(.13)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	(.05)	(.09)	(.19)	(.18)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.87	$ 11.65	$ 12.00	$ 9.30	$ 9.54
Total ReturnB, C, D	2.31%	(2.18)%	31.58%	(.64)%	(11.91)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.10%	1.23%	1.26%	1.42%	1.20%A
Expenses net of fee waivers, if any	1.10%	1.23%	1.26%	1.38%	1.20%A
Expenses net of all reductions	1.09%	1.23%	1.25%	1.36%	1.16%A
Net investment income (loss)	.37%	.41%	.75%	.94%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,918	$ 21,352	$ 20,520	$ 9,495	$ 13,208
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Japan Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.62	$ 11.96	$ 9.28	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	-K	.01	.05	.06	.07
Net realized and unrealized gain (loss)	.23	(.30)	2.78	(.13)	(1.40)
Total from investment operations	.23	(.29)	2.83	(.07)	(1.33)
Distributions from net investment income	-	(.04)	(.08)	(.11)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	-	(.05)	(.16)	(.16)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.85	$ 11.62	$ 11.96	$ 9.28	$ 9.51
Total ReturnB, C, D	1.98%	(2.42)%	31.04%	(.75)%	(12.19)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.43%	1.54%	1.55%	1.70%	1.48%A
Expenses net of fee waivers, if any	1.43%	1.54%	1.55%	1.66%	1.48%A
Expenses net of all reductions	1.42%	1.54%	1.53%	1.64%	1.44%A
Net investment income (loss)	.04%	.10%	.46%	.66%	.74%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,809	$ 4,104	$ 5,357	$ 3,934	$ 4,643
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 12.00	$ 9.26	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)	-K	.02	.02
Net realized and unrealized gain (loss)	.22	(.31)	2.80	(.14)	(1.39)
Total from investment operations	.17	(.35)	2.80	(.12)	(1.37)
Distributions from net investment income	-	-	-	(.04)	-
Distributions from net realized gain	-	-	(.07)	(.05)	-
Total distributions	-	-	(.07)	(.09)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.82	$ 11.65	$ 12.00	$ 9.26	$ 9.47
Total ReturnB, C, D	1.46%	(2.92)%	30.52%	(1.24)%	(12.56)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.91%	2.02%	2.02%	2.17%	1.95%A
Expenses net of fee waivers, if any	1.91%	2.02%	2.02%	2.13%	1.95%A
Expenses net of all reductions	1.91%	2.02%	2.01%	2.11%	1.91%A
Net investment income (loss)	(.45)%	(.37)%	(.02)%	.19%	.27%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 348	$ 452	$ 874	$ 1,012	$ 1,458
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Japan Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 11.96	$ 9.25	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	(.04)	(.03)	-K	.02	.03
Net realized and unrealized gain (loss)	.23	(.32)	2.79	(.14)	(1.39)
Total from investment operations	.19	(.35)	2.79	(.12)	(1.36)
Distributions from net investment income	-	(.03)	(.01)	(.06)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	-	(.03) L	(.09)	(.11)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.77	$ 11.58	$ 11.96	$ 9.25	$ 9.48
Total ReturnB, C, D	1.64%	(2.90)%	30.55%	(1.27)%	(12.47)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.81%	1.93%	1.97%	2.15%	1.92%A
Expenses net of fee waivers, if any	1.81%	1.93%	1.97%	2.11%	1.92%A
Expenses net of all reductions	1.80%	1.93%	1.95%	2.09%	1.88%A
Net investment income (loss)	(.34)%	(.29)%	.04%	.21%	.30%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,491	$ 13,162	$ 11,824	$ 7,015	$ 8,750
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share. LTotal distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.69	$ 12.03	$ 9.34	$ 9.57	$ 10.57
Income from Investment Operations
Net investment income (loss) B	.08	.09	.12	.12	.15
Net realized and unrealized gain (loss)	.23	(.32)	2.79	(.14)	(.75)
Total from investment operations	.31	(.23)	2.91	(.02)	(.60)
Distributions from net investment income	(.09)	(.11)	(.15)	(.16)	(.20)
Distributions from net realized gain	-	(.01)	(.08)	(.05)	(.21)
Total distributions	(.09)	(.11) H	(.23)	(.21)	(.41)
Redemption fees added to paid in capitalB	-G	-G	.01	-G	.01
Net asset value, end of period	$ 11.91	$ 11.69	$ 12.03	$ 9.34	$ 9.57
Total Return A	2.66%	(1.90)%	31.92%	(.19)%	(6.00)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.80%	.90%	.93%	1.09%	.86%
Expenses net of fee waivers, if any	.80%	.90%	.93%	1.06%	.84%
Expenses net of all reductions	.79%	.90%	.91%	1.04%	.80%
Net investment income (loss)	.67%	.74%	1.08%	1.26%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 485,803	$ 415,612	$ 480,773	$ 353,550	$ 450,417
Portfolio turnover rateD	35%	112%	68%	52%	134%F

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FThe portfolio turnover rate does not include the assets acquired in the merger. GAmount represents less than $.005 per share. HTotal distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

Financial Highlights - Fidelity Japan Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 12.02	$ 9.33	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.08	.09	.13	.12	.13
Net realized and unrealized gain (loss)	.23	(.32)	2.78	(.14)	(1.40)
Total from investment operations	.31	(.23)	2.91	(.02)	(1.27)
Distributions from net investment income	(.09)	(.12)	(.15)	(.17)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	(.09)	(.12) K	(.23)	(.22)	-
Redemption fees added to paid in capitalD	-J	-J	.01	-J	.01
Net asset value, end of period	$ 11.89	$ 11.67	$ 12.02	$ 9.33	$ 9.57
Total ReturnB, C	2.72%	(1.90)%	32.04%	(.18)%	(11.63)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.80%	.89%	.90%	1.03%	.79%A
Expenses net of fee waivers, if any	.80%	.89%	.90%	1.01%	.79%A
Expenses net of all reductions	.79%	.89%	.88%	.99%	.75%A
Net investment income (loss)	.67%	.76%	1.11%	1.31%	1.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,957	$ 20,253	$ 20,033	$ 1,488	$ 2,715
Portfolio turnover rateF	35%	112%	68%	52%	134%I

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JAmount represents less than $.005 per share. KTotal distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive-foreign investment companies (PFIC), expiring capital loss carryforwards, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 49,425,970
Gross unrealized depreciation	(44,535,187)
Net unrealized appreciation (depreciation) on securities	$ 4,890,783
Tax Cost	$ 552,793,675

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,215,209
Capital loss carryforward	$ (178,019,200)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,872,858

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (3,870,588)
2017	(41,604,070)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(171,168,558)
No expiration
Short-term	(6,850,642)
Total capital loss carryforward	$ (178,019,200)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 3,310,432	$ 4,963,827

Due to large redemptions in a prior period, $141,955,883 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $18,885,324 per year.

The Fund acquired $5,487,891 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,371,973 per year.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $242,746,871 and $168,418,077, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 50,273	$ 1,164
Class T	.25%	.25%	21,808	36
Class B	.75%	.25%	4,103	3,078
Class C	.75%	.25%	146,651	44,718
			$ 222,835	$ 48,996

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45,946
Class T	1,710
Class B A	8
Class C A	4,518
$ 52,182

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 47,937.24
Class T	13,899.32
Class B	1,223.30
Class C	29,557.20
Japan	841,695.19
Class I	28,416.19
	$ 962,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $704 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $71,632. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,341 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,192 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 400
Class T	8
Class B	1
Class C	278
Japan	11,320
Class I	346
$ 12,353

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 79,823	$ 141,802
Class T	-	19,055
Class C	-	25,435
Japan	3,066,127	4,169,355
Class I	164,482	205,800
Total	$ 3,310,432	$ 4,561,447
From net realized gain
Class A	$ -	$ 15,756
Class T	-	3,988
Class C	-	9,157
Japan	-	357,373
Class I	-	16,106
Total	$ -	$ 402,380

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,104,408	952,008	$ 13,420,485	$ 11,244,440
Reinvestment of distributions	6,565	11,439	74,452	136,237
Shares redeemed	(929,216)	(840,548)	(10,724,499)	(9,766,930)
Net increase (decrease)	181,757	122,899	$ 2,770,438	$ 1,613,747
Class T
Shares sold	180,232	64,476	$ 2,170,519	$ 752,702
Reinvestment of distributions	-	1,875	-	22,328
Shares redeemed	(127,640)	(160,810)	(1,490,023)	(1,872,832)
Net increase (decrease)	52,592	(94,459)	$ 680,496	$ (1,097,802)
Class B
Shares sold	711	818	$ 8,779	$ 10,000
Shares redeemed	(10,106)	(34,849)	(116,253)	(406,096)
Net increase (decrease)	(9,395)	(34,031)	$ (107,474)	$ (396,096)
Class C
Shares sold	747,753	496,705	$ 8,932,993	$ 5,806,151
Reinvestment of distributions	-	2,168	-	25,821
Shares redeemed	(312,924)	(351,222)	(3,580,602)	(4,038,883)
Net increase (decrease)	434,829	147,651	$ 5,352,391	$ 1,793,089
Japan
Shares sold	18,408,352	4,922,211	$ 225,875,166	$ 57,652,164
Reinvestment of distributions	262,630	370,099	2,980,854	4,407,882
Shares redeemed	(13,426,033)	(9,716,469)	(161,325,584)	(112,632,153)
Net increase (decrease)	5,244,949	(4,424,159)	$ 67,530,436	$ (50,572,107)
Class I
Shares sold	1,688,546	916,937	$ 20,578,143	$ 10,668,831
Reinvestment of distributions	14,222	13,570	161,134	161,488
Shares redeemed	(2,263,385)	(862,451)	(26,061,475)	(10,223,896)
Net increase (decrease)	(560,617)	68,056	$ (5,322,198)	$ 606,423

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 23% of the total outstanding shares of the Fund. Mutual Funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.065	$0.006

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/14	$0.1193	$0.0263

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Japan Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

AJPNI-UANN-1215
1.917380.104

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Latin America Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2015

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Latin America Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	3	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	3	An example of shareholder expenses.
Investment Changes	4	A summary of major shifts in the fund's investments over the past six months.
Investments	5	A complete list of the fund's investments with their market values.
Financial Statements	9	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	26
Distributions	33
Board Approval of Investment Advisory Contracts and Management Fees	33

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge ) A	-38.36%	-15.00%	0.05%
Class T (incl. 3.50% sales charge) B	-37.07%	-14.82%	0.15%
Class B (incl. contingent deferred sales charge) C	-38.09%	-14.87%	0.26%
Class C (incl. contingent deferred sales charge) D	-35.68%	-14.62%	0.26%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period. See footnote A above for additional information regarding the performance ofClass A.
Annual Report

Fidelity Latin America Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Lead Portfolio Manager Adam Kutas: For the year, the fund's share classes (excluding sales charges, if applicable) posted double-digit negative results, roughly in line with the -34.64% return of the benchmark MSCI EM (Emerging Markets) Latin America Index. Lower commodity prices weighed heavily on the region's oil-rich countries, including Mexico, Columbia and Brazil. The fund's top individual contributor versus the benchmark was Chile-based beverage producer Compania Cervecerias Unidas. A sizable stake in one of the fastest-growing convenience store chains, Fomento Economico Mexicano, was another notable contributor. I viewed it as a good defensive company that could grow even in a tough economic environment, which was exactly what happened. On the downside, the biggest detractor was Companhia Brasileira de Distri (CBD), a Brazilian company with exposure to supermarkets and a stake in a consumer technology retail chain. Avoiding Grupo Financiero Banorte, one of Mexico's largest banks and a benchmark component, also proved detrimental.

Note to shareholders: Will Pruett was named Co-Portfolio Manager of the fund, effective October 1, 2015, joining Lead Portfolio Manager Adam Kutas.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Class A	1.40%
Actual		$ 1,000.00	$ 768.50	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class T	1.67%
Actual		$ 1,000.00	$ 767.40	$ 7.44
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.49
Class B	2.14%
Actual		$ 1,000.00	$ 765.40	$ 9.52
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Class C	2.15%
Actual		$ 1,000.00	$ 765.50	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.92
Latin America	1.13%
Actual		$ 1,000.00	$ 769.00	$ 5.04
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75
Class I	1.07%
Actual		$ 1,000.00	$ 769.40	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	99.1
Short-Term Investments and Net Other Assets (Liabilities)	2.8	0.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil S.A.B. de CV Series L (Mexico, Wireless Telecommunication Services)	6.4	6.6
Ambev SA sponsored ADR (Brazil, Beverages)	6.1	6.1
Fomento Economico Mexicano S.A.B. de CV (Mexico, Beverages)	5.5	4.1
Itau Unibanco Holding SA (Brazil, Banks)	4.7	6.5
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	4.4	2.7
Grupo Financiero Inbursa S.A.B. de CV Series O (Mexico, Banks)	2.8	2.3
Grupo de Inversiones Suramerica SA (Colombia, Diversified Financial Services)	2.3	2.5
Banco Bradesco SA (PN) (Brazil, Banks)	2.0	3.1
Grupo Televisa SA de CV (Mexico, Media)	1.9	1.6
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	1.8	3.3
	37.9
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	28.0	23.8
Financials	26.9	30.3
Telecommunication Services	8.5	9.9
Consumer Discretionary	8.1	7.7
Materials	7.8	7.4
Industrials	5.8	6.7
Energy	5.0	7.3
Utilities	4.6	3.4
Health Care	1.4	0.7
Information Technology	1.1	1.9
Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Annual Report

Fidelity Latin America Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 77.6%
	Shares	Value
Belgium - 0.9%
Euronav NV	226,900	$ 3,352,175
Euronav NV	80,600	1,205,776
TOTAL BELGIUM		4,557,951
Brazil - 20.5%
Banco Bradesco SA	185,580	1,127,950
BB Seguridade Participacoes SA	772,600	5,328,898
BM&F BOVESPA SA	2,767,900	8,181,940
Brasil Brokers Participacoes SA	2,701,800	1,050,862
Brasil Foods SA	156,300	2,435,760
CCR SA	2,052,300	6,449,774
Cielo SA	577,440	5,481,604
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	1,700,000	7,379,134
Cyrela Brazil Realty SA	287,300	667,490
Equatorial Energia SA	566,900	5,055,215
Fibria Celulose SA	578,700	7,898,969
FPC Par Corretora de Seguros	1,272,700	3,560,808
Hypermarcas SA (a)	1,021,400	4,634,842
Industrias Romi SA	3,235,900	1,485,147
Itausa-Investimentos Itau SA	7	14
M. Dias Branco SA	515,600	9,345,254
MAHLE Metal Leve SA	424,300	2,575,583
Multiplus SA	778,100	6,928,460
Ouro Fino Saude Animal LTDA	176,200	1,576,253
Petroleo Brasileiro SA - Petrobras (ON) (a)	3,237,328	7,873,912
Porto Seguro SA	365,400	3,063,199
QGEP Participacoes SA (a)	2,477,700	3,829,094
TIM Participacoes SA	1,707,595	3,741,473
Vale SA	1,064,100	4,707,198
TOTAL BRAZIL		104,378,833
Canada - 0.3%
Tahoe Resources, Inc.	209,434	1,749,021
Chile - 11.7%
Aguas Andinas SA	9,955,798	5,208,025
Banco de Chile	76,030,132	8,037,832
Banmedica SA	1,523,867	2,490,015
Colbun SA	21,984,938	5,849,510
Compania Cervecerias Unidas SA	782,126	9,357,351
CorpBanca SA	630,371,201	5,783,682
Empresa Nacional de Telecomunicaciones SA (ENTEL)	297,791	2,755,886
Forus SA	705,249	2,039,618
Inversiones La Construccion SA	753,300	8,561,836
S.A.C.I. Falabella	576,071	3,873,516
Sociedad Matriz SAAM SA	60,278,930	3,928,525
Vina San Pedro SA	238,206,744	1,877,960
TOTAL CHILE		59,763,756

	Shares	Value
Colombia - 5.3%
Bolsa de Valores de Colombia	334,500,111	$ 1,905,161
Cemex Latam Holdings SA (a)	852,530	2,966,345
Empresa de Telecomunicaciones de Bogota	22,051,614	4,529,068
Grupo de Inversiones Suramerica SA	953,406	12,104,340
Inversiones Argos SA	924,188	5,678,476
TOTAL COLOMBIA		27,183,390
Mexico - 33.2%
America Movil S.A.B. de CV:
Series L	7,165,300	6,398,441
Series L sponsored ADR (d)	1,476,073	26,288,860
Banregio Grupo Financiero S.A.B. de CV	339,814	1,833,224
Consorcio ARA S.A.B. de CV (a)	20,756,305	7,778,368
Controladora Commercial Mexicana S.A.B. de CV unit	1,308,500	3,832,546
Fomento Economico Mexicano S.A.B. de CV:
unit	95,200	940,427
sponsored ADR	275,305	27,279,972
Gruma S.A.B. de CV Series B	358,009	5,524,737
Grupo Aeroportuario del Pacifico SA de CV:
Series B	43,100	388,187
sponsored ADR	33,400	3,041,738
Grupo Aeroportuario del Sureste SA de CV Series B	254,820	3,946,534
Grupo Carso SA de CV Series A1	1,414,100	6,304,370
Grupo Financiero Inbursa S.A.B. de CV Series O	7,110,519	14,296,113
Grupo Financiero Santander Mexico S.A.B. de CV	2,505,855	4,604,287
Grupo Televisa SA de CV	199,400	1,160,223
Grupo Televisa SA de CV (CPO) sponsored ADR	293,300	8,546,762
Industrias Penoles SA de CV	277,923	3,694,916
Kimberly-Clark de Mexico SA de CV Series A	2,382,100	5,748,375
Medica Sur SA de CV	1,038,334	3,143,076
Megacable Holdings S.A.B. de CV unit	1,954,829	7,449,932
Qualitas Controladora S.A.B. de CV (a)	2,877,400	3,585,035
Unifin Financiera SAPI de CV (a)	308,300	935,849
Wal-Mart de Mexico SA de CV Series V	8,591,848	22,668,439
TOTAL MEXICO		169,390,411
Panama - 1.6%
Banco Latinoamericano de Comercio Exterior SA Series E	303,070	8,191,982
Peru - 3.0%
Alicorp SA Class C (a)	4,973,812	8,451,240
Compania de Minas Buenaventura SA sponsored ADR	1,073,736	6,882,648
TOTAL PERU		15,333,888
Common Stocks - continued
	Shares	Value
Spain - 0.7%
Prosegur Compania de Seguridad SA (Reg.)	789,254	$ 3,515,008
United States of America - 0.4%
First Cash Financial Services, Inc. (a)	52,766	2,013,023
TOTAL COMMON STOCKS (Cost $443,903,418)		396,077,263
Nonconvertible Preferred Stocks - 19.6%

Brazil - 18.5%
Ambev SA sponsored ADR	6,385,447	31,097,125
Banco Bradesco SA (PN)	1,909,460	10,397,547
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	413,125	5,435,418
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	62,800	275,692
Itau Unibanco Holding SA	3,462,695	23,766,718
Itausa-Investimentos Itau SA (PN)	4,034,325	7,531,898
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	4,687,871	9,371,974
Vale SA (PN-A)	1,859,800	6,765,890
TOTAL BRAZIL		94,642,262
Chile - 0.8%
Embotelladora Andina SA Class A	1,355,910	3,980,186
Colombia - 0.3%
Grupo de Inversiones Suramerica SA	105,961	1,329,907
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $90,870,783)		99,952,355
Money Market Funds - 3.2%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	14,023,624	$ 14,023,624
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,529,375	2,529,375
TOTAL MONEY MARKET FUNDS (Cost $16,552,999)		16,552,999
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $551,327,200)		512,582,617
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,020,347)
NET ASSETS - 100%		$ 510,562,270
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,272
Fidelity Securities Lending Cash Central Fund	36,119
Total	$ 51,391
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,537,925) - See accompanying schedule: Unaffiliated issuers (cost $534,774,201)	$ 496,029,618
Fidelity Central Funds (cost $16,552,999)	16,552,999
Total Investments (cost $551,327,200)		$ 512,582,617
Foreign currency held at value (cost $517,954)		518,167
Receivable for investments sold		793,751
Receivable for fund shares sold		321,934
Dividends receivable		393,206
Distributions receivable from Fidelity Central Funds		3,558
Prepaid expenses		1,769
Other receivables		2,262
Total assets		514,617,264

Liabilities
Payable for investments purchased	$ 110,516
Payable for fund shares redeemed	837,033
Accrued management fee	301,708
Distribution and service plan fees payable	10,860
Other affiliated payables	148,116
Other payables and accrued expenses	117,386
Collateral on securities loaned, at value	2,529,375
Total liabilities		4,054,994

Net Assets		$ 510,562,270
Net Assets consist of:
Paid in capital		$ 630,184,258
Undistributed net investment income		7,012,875
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,850,607)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,784,256)
Net Assets		$ 510,562,270

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($16,424,313 ÷ 908,008 shares)	$ 18.09

Maximum offering price per share (100/94.25 of $18.09)	$ 19.19
Class T: Net Asset Value and redemption price per share ($5,283,521 ÷ 291,781 shares)	$ 18.11

Maximum offering price per share (100/96.50 of $18.11)	$ 18.77
Class B: Net Asset Value and offering price per share ($627,760 ÷ 34,367 shares)A	$ 18.27

Class C: Net Asset Value and offering price per share ($5,393,798 ÷ 296,770 shares)A	$ 18.18

Latin America: Net Asset Value, offering price and redemption price per share ($481,004,802 ÷ 26,598,317 shares)	$ 18.08

Class I: Net Asset Value, offering price and redemption price per share ($1,828,076 ÷ 101,089 shares)	$ 18.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 19,692,387
Interest		12,841
Income from Fidelity Central Funds		51,391
Income before foreign taxes withheld		19,756,619
Less foreign taxes withheld		(1,513,669)
Total income		18,242,950
Expenses
Management fee	$ 4,826,856
Transfer agent fees	1,963,217
Distribution and service plan fees	183,965
Accounting and security lending fees	339,670
Custodian fees and expenses	490,458
Independent trustees' compensation	2,918
Registration fees	81,216
Audit	72,583
Legal	2,191
Interest	444
Miscellaneous	4,345
Total expenses before reductions	7,967,863
Expense reductions	(66,025)	7,901,838
Net investment income (loss)		10,341,112
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(86,779,565)
Foreign currency transactions	(639,828)
Total net realized gain (loss)		(87,419,393)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $64,167)	(231,007,007)
Assets and liabilities in foreign currencies	(35,988)
Total change in net unrealized appreciation (depreciation)		(231,042,995)
Net gain (loss)		(318,462,388)
Net increase (decrease) in net assets resulting from operations		$ (308,121,276)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,341,112	$ 20,578,749
Net realized gain (loss)	(87,419,393)	80,758,455
Change in net unrealized appreciation (depreciation)	(231,042,995)	(221,687,609)
Net increase (decrease) in net assets resulting from operations	(308,121,276)	(120,350,405)
Distributions to shareholders from net investment income	(12,592,762)	(23,599,176)
Distributions to shareholders from net realized gain	(66,395,306)	(209,492,273)
Total distributions	(78,988,068)	(233,091,449)
Share transactions - net increase (decrease)	(98,503,600)	(61,704,730)
Redemption fees	127,133	197,877
Total increase (decrease) in net assets	(485,485,811)	(414,948,707)

Net Assets
Beginning of period	996,048,081	1,410,996,788
End of period (including undistributed net investment income of $7,012,875 and undistributed net investment income of $11,771,382, respectively)	$ 510,562,270	$ 996,048,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.31	$ 40.71	$ 48.95	$ 52.38	$ 57.48
Income from Investment Operations
Net investment income (loss) C	.28	.49	.72	.92	1.15
Net realized and unrealized gain (loss)	(10.11)	(4.08)	(4.73)	(3.66)	(5.87)
Total from investment operations	(9.83)	(3.59)	(4.01)	(2.74)	(4.72)
Distributions from net investment income	(.31)	(.57)	(.79)	(.70)	(.19)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.39)	(6.82)	(4.24)	(.70)	(.39)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.09	$ 30.31	$ 40.71	$ 48.95	$ 52.38
Total ReturnA, B	(34.60)%	(9.06)%	(8.93)%	(5.23)%	(8.26)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.40%	1.38%	1.37%	1.35%	1.34%
Expenses net of fee waivers, if any	1.40%	1.38%	1.37%	1.35%	1.34%
Expenses net of all reductions	1.39%	1.38%	1.35%	1.35%	1.34%
Net investment income (loss)	1.26%	1.52%	1.66%	1.80%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,424	$ 34,898	$ 48,464	$ 69,654	$ 91,407
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.33	$ 40.68	$ 48.88	$ 52.27	$ 57.47
Income from Investment Operations
Net investment income (loss) C	.22	.40	.61	.78	.99
Net realized and unrealized gain (loss)	(10.13)	(4.08)	(4.74)	(3.65)	(5.85)
Total from investment operations	(9.91)	(3.68)	(4.13)	(2.87)	(4.86)
Distributions from net investment income	(.23)	(.43)	(.63)	(.53)	(.15)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.31)	(6.68)	(4.08)	(.53)	(.35)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.11	$ 30.33	$ 40.68	$ 48.88	$ 52.27
Total ReturnA, B	(34.78)%	(9.30)%	(9.17)%	(5.49)%	(8.50)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.67%	1.65%	1.63%	1.61%	1.61%
Expenses net of fee waivers, if any	1.67%	1.65%	1.63%	1.61%	1.61%
Expenses net of all reductions	1.66%	1.65%	1.61%	1.61%	1.61%
Net investment income (loss)	.99%	1.25%	1.40%	1.54%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,284	$ 9,761	$ 12,705	$ 19,334	$ 26,020
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.46	$ 40.63	$ 48.72	$ 52.06	$ 57.44
Income from Investment Operations
Net investment income (loss) C	.12	.25	.40	.53	.72
Net realized and unrealized gain (loss)	(10.23)	(4.08)	(4.74)	(3.63)	(5.84)
Total from investment operations	(10.11)	(3.83)	(4.34)	(3.10)	(5.12)
Distributions from net investment income	-	(.10)	(.31)	(.25)	(.07)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.08)	(6.35)	(3.76)	(.25)	(.27)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.27	$ 30.46	$ 40.63	$ 48.72	$ 52.06
Total ReturnA, B	(35.09)%	(9.73)%	(9.60)%	(5.95)%	(8.94)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.16%	2.14%	2.12%	2.10%	2.10%
Expenses net of fee waivers, if any	2.15%	2.14%	2.12%	2.10%	2.10%
Expenses net of all reductions	2.15%	2.13%	2.10%	2.10%	2.10%
Net investment income (loss)	.50%	.76%	.91%	1.05%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 628	$ 2,211	$ 4,764	$ 9,492	$ 14,114
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.37	$ 40.59	$ 48.73	$ 52.05	$ 57.44
Income from Investment Operations
Net investment income (loss) C	.11	.25	.40	.54	.73
Net realized and unrealized gain (loss)	(10.17)	(4.07)	(4.74)	(3.64)	(5.84)
Total from investment operations	(10.06)	(3.82)	(4.34)	(3.10)	(5.11)
Distributions from net investment income	(.05)	(.16)	(.36)	(.23)	(.09)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.13)	(6.41)	(3.81)	(.23)	(.29)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.18	$ 30.37	$ 40.59	$ 48.73	$ 52.05
Total ReturnA, B	(35.08)%	(9.74)%	(9.62)%	(5.94)%	(8.93)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.15%	2.13%	2.12%	2.10%	2.08%
Expenses net of fee waivers, if any	2.15%	2.13%	2.12%	2.10%	2.08%
Expenses net of all reductions	2.15%	2.13%	2.10%	2.10%	2.08%
Net investment income (loss)	.51%	.77%	.91%	1.06%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,394	$ 11,349	$ 15,185	$ 27,405	$ 35,203
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.34	$ 40.80	$ 49.09	$ 52.48	$ 57.50
Income from Investment Operations
Net investment income (loss) B	.34	.59	.87	1.09	1.34
Net realized and unrealized gain (loss)	(10.11)	(4.10)	(4.74)	(3.67)	(5.88)
Total from investment operations	(9.77)	(3.51)	(3.87)	(2.58)	(4.54)
Distributions from net investment income	(.41)	(.71)	(.98)	(.82)	(.29)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.49)	(6.96)	(4.43)	(.82)	(.49)
Redemption fees added to paid in capitalB	- F	.01	.01	.01	.01
Net asset value, end of period	$ 18.08	$ 30.34	$ 40.80	$ 49.09	$ 52.48
Total ReturnA	(34.45)%	(8.79)%	(8.63)%	(4.91)%	(7.96)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.13%	1.08%	1.04%	1.02%	1.00%
Expenses net of fee waivers, if any	1.12%	1.08%	1.04%	1.02%	1.00%
Expenses net of all reductions	1.12%	1.07%	1.03%	1.02%	1.00%
Net investment income (loss)	1.53%	1.83%	1.99%	2.14%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 481,005	$ 933,298	$ 1,324,748	$ 2,274,601	$ 2,884,301
Portfolio turnover rateD	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.35	$ 40.79	$ 49.07	$ 52.51	$ 57.49
Income from Investment Operations
Net investment income (loss) B	.36	.60	.87	1.08	1.32
Net realized and unrealized gain (loss)	(10.13)	(4.07)	(4.74)	(3.67)	(5.88)
Total from investment operations	(9.77)	(3.47)	(3.87)	(2.59)	(4.56)
Distributions from net investment income	(.42)	(.73)	(.97)	(.86)	(.23)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.50)	(6.98)	(4.42)	(.86)	(.43)
Redemption fees added to paid in capitalB	- F	.01	.01	.01	.01
Net asset value, end of period	$ 18.08	$ 30.35	$ 40.79	$ 49.07	$ 52.51
Total ReturnA	(34.42)%	(8.69)%	(8.63)%	(4.93)%	(7.98)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.06%	1.04%	1.03%	1.04%	1.04%
Expenses net of fee waivers, if any	1.06%	1.04%	1.03%	1.04%	1.04%
Expenses net of all reductions	1.05%	1.04%	1.01%	1.04%	1.04%
Net investment income (loss)	1.60%	1.86%	2.00%	2.12%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,828	$ 4,531	$ 5,131	$ 7,928	$ 9,603
Portfolio turnover rateD	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 111,202,419
Gross unrealized depreciation	(153,035,114)
Net unrealized appreciation (depreciation) on securities	$ (41,832,695)
Tax Cost	$ 554,415,312

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,013,225
Capital loss carryforward	$ (84,762,495)
Net unrealized appreciation (depreciation) on securities and other investments	$ (41,872,368)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (34,655,095)
Long-term	(50,107,400)
Total capital loss carryforward	$ (84,762,495)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 13,610,992	$ 23,599,177
Long-term Capital Gains	65,377,076	209,492,272
Total	$ 78,988,068	$ 233,091,449

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $206,464,209 and $379,227,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 59,273	$ 647
Class T	.25%	.25%	34,910	81
Class B	.75%	.25%	12,707	9,534
Class C	.75%	.25%	77,075	10,716
			$ 183,965	$ 20,978

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,285
Class T	1,542
Class BA	1,183
Class CA	1,816
$ 12,826

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 70,425.30
Class T	22,003.32
Class B	3,759.30
Class C	22,931.30
Latin America	1,838,665.28
Class I	5,434.21
	$ 1,963,217

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,354 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,893,750.34%		$ 444

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,072 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $36,119, including $28 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,806 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $36.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,673 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 60
Class T	14
Class B	2
Class C	40
Latin America	43,294
Class I	100
$ 43,510

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 341,444	$ 667,095
Class T	71,167	136,327
Class B	-	12,098

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net investment income
Class C	$ 18,114	$ 60,991
Latin America	12,109,807	22,631,305
Class I	52,230	91,360
Total	$ 12,592,762	$ 23,599,176
From net realized gain
Class A	$ 2,330,553	$ 7,249,224
Class T	658,521	1,918,455
Class B	144,042	684,975
Class C	754,025	2,282,110
Latin America	62,251,897	196,577,505
Class I	256,268	780,004
Total	$ 66,395,306	$ 209,492,273

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	218,330	256,161	$ 4,910,163	$ 8,113,294
Reinvestment of distributions	103,775	229,379	2,587,573	7,071,806
Shares redeemed	(565,352)	(524,684)	(12,518,797)	(16,539,013)
Net increase (decrease)	(243,247)	(39,144)	$ (5,021,061)	$ (1,353,913)
Class T
Shares sold	29,946	47,965	$ 658,518	$ 1,548,211
Reinvestment of distributions	28,508	65,609	713,357	2,028,652
Shares redeemed	(88,493)	(104,082)	(1,990,592)	(3,252,264)
Net increase (decrease)	(30,039)	9,492	$ (618,717)	$ 324,599
Class B
Shares sold	116	1,044	$ 2,989	$ 32,892
Reinvestment of distributions	5,261	18,939	133,376	590,702
Shares redeemed	(43,584)	(64,672)	(982,322)	(2,061,800)
Net increase (decrease)	(38,207)	(44,689)	$ (845,957)	$ (1,438,206)
Class C
Shares sold	48,350	91,764	$ 1,099,271	$ 2,901,440
Reinvestment of distributions	25,875	69,412	652,617	2,158,720
Shares redeemed	(151,109)	(161,581)	(3,411,105)	(5,151,621)
Net increase (decrease)	(76,884)	(405)	$ (1,659,217)	$ (91,461)
Latin America
Shares sold	2,736,036	4,529,614	$ 60,647,605	$ 143,961,705
Reinvestment of distributions	2,862,287	6,820,938	71,197,829	209,950,213
Shares redeemed	(9,758,242)	(13,065,128)	(221,025,945)	(413,931,096)
Net increase (decrease)	(4,159,919)	(1,714,576)	$ (89,180,511)	$ (60,019,178)
Class I
Shares sold	41,136	125,962	$ 906,993	$ 4,086,454
Reinvestment of distributions	11,139	21,472	276,862	660,492
Shares redeemed	(100,491)	(123,906)	(2,361,992)	(3,873,517)
Net increase (decrease)	(48,216)	23,528	$ (1,178,137)	$ 873,429

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	12/05/2014	12/26/2014
Class A	66%	59%
Class T	82%	59%
Class B	0%	59%
Class C	100%	59%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/08/2014	$0.3945	$0.0895
Class A	12/29/2014	$0.0300	$0.0000
Class T	12/08/2014	$0.3145	$0.0895
Class T	12/29/2014	$0.0300	$0.0000
Class B	12/08/2014	$0.0000	$0.0000
Class B	12/29/2014	$0.0300	$0.0000
Class C	12/08/2014	$0.1395	$0.0895
Class C	12/29/2014	$0.0300	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and considered by the Board.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FALAA-UANN-1215
1.917416.105

Fidelity Advisor®

Latin America Fund -

Class I

(Fidelity Cover Art)

(formerly Institutional Class)

Annual Report

October 31, 2015

Class I is a class of
Fidelity® Latin America Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	40	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	41	An example of shareholder expenses.
Investment Changes	42	A summary of major shifts in the fund's investments over the past six months.
Investments	42	A complete list of the fund's investments with their market values.
Financial Statements	46	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	56	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	63
Trustees and Officers	63
Distributions	70
Board Approval of Investment Advisory Contracts and Management Fees	70

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I A	-34.42%	-13.70%	0.81%

A The initial offering of Class I shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Class I on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period. See footnote A above for additional information regarding the performance of Class I.
Annual Report

Fidelity Latin America Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Lead Portfolio Manager Adam Kutas: For the year, the fund's share classes (excluding sales charges, if applicable) posted double-digit negative results, roughly in line with the -34.64% return of the benchmark MSCI EM (Emerging Markets) Latin America Index. Lower commodity prices weighed heavily on the region's oil-rich countries, including Mexico, Columbia and Brazil. The fund's top individual contributor versus the benchmark was Chile-based beverage producer Compania Cervecerias Unidas. A sizable stake in one of the fastest-growing convenience store chains, Fomento Economico Mexicano, was another notable contributor. I viewed it as a good defensive company that could grow even in a tough economic environment, which was exactly what happened. On the downside, the biggest detractor was Companhia Brasileira de Distri (CBD), a Brazilian company with exposure to supermarkets and a stake in a consumer technology retail chain. Avoiding Grupo Financiero Banorte, one of Mexico's largest banks and a benchmark component, also proved detrimental.

Note to shareholders: Will Pruett was named Co-Portfolio Manager of the fund, effective October 1, 2015, joining Lead Portfolio Manager Adam Kutas.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Class A	1.40%
Actual		$ 1,000.00	$ 768.50	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class T	1.67%
Actual		$ 1,000.00	$ 767.40	$ 7.44
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.49
Class B	2.14%
Actual		$ 1,000.00	$ 765.40	$ 9.52
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Class C	2.15%
Actual		$ 1,000.00	$ 765.50	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.92
Latin America	1.13%
Actual		$ 1,000.00	$ 769.00	$ 5.04
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75
Class I	1.07%
Actual		$ 1,000.00	$ 769.40	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	99.1
Short-Term Investments and Net Other Assets (Liabilities)	2.8	0.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil S.A.B. de CV Series L (Mexico, Wireless Telecommunication Services)	6.4	6.6
Ambev SA sponsored ADR (Brazil, Beverages)	6.1	6.1
Fomento Economico Mexicano S.A.B. de CV (Mexico, Beverages)	5.5	4.1
Itau Unibanco Holding SA (Brazil, Banks)	4.7	6.5
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	4.4	2.7
Grupo Financiero Inbursa S.A.B. de CV Series O (Mexico, Banks)	2.8	2.3
Grupo de Inversiones Suramerica SA (Colombia, Diversified Financial Services)	2.3	2.5
Banco Bradesco SA (PN) (Brazil, Banks)	2.0	3.1
Grupo Televisa SA de CV (Mexico, Media)	1.9	1.6
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	1.8	3.3
	37.9
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	28.0	23.8
Financials	26.9	30.3
Telecommunication Services	8.5	9.9
Consumer Discretionary	8.1	7.7
Materials	7.8	7.4
Industrials	5.8	6.7
Energy	5.0	7.3
Utilities	4.6	3.4
Health Care	1.4	0.7
Information Technology	1.1	1.9
Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Annual Report

Fidelity Latin America Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 77.6%
	Shares	Value
Belgium - 0.9%
Euronav NV	226,900	$ 3,352,175
Euronav NV	80,600	1,205,776
TOTAL BELGIUM		4,557,951
Brazil - 20.5%
Banco Bradesco SA	185,580	1,127,950
BB Seguridade Participacoes SA	772,600	5,328,898
BM&F BOVESPA SA	2,767,900	8,181,940
Brasil Brokers Participacoes SA	2,701,800	1,050,862
Brasil Foods SA	156,300	2,435,760
CCR SA	2,052,300	6,449,774
Cielo SA	577,440	5,481,604
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	1,700,000	7,379,134
Cyrela Brazil Realty SA	287,300	667,490
Equatorial Energia SA	566,900	5,055,215
Fibria Celulose SA	578,700	7,898,969
FPC Par Corretora de Seguros	1,272,700	3,560,808
Hypermarcas SA (a)	1,021,400	4,634,842
Industrias Romi SA	3,235,900	1,485,147
Itausa-Investimentos Itau SA	7	14
M. Dias Branco SA	515,600	9,345,254
MAHLE Metal Leve SA	424,300	2,575,583
Multiplus SA	778,100	6,928,460
Ouro Fino Saude Animal LTDA	176,200	1,576,253
Petroleo Brasileiro SA - Petrobras (ON) (a)	3,237,328	7,873,912
Porto Seguro SA	365,400	3,063,199
QGEP Participacoes SA (a)	2,477,700	3,829,094
TIM Participacoes SA	1,707,595	3,741,473
Vale SA	1,064,100	4,707,198
TOTAL BRAZIL		104,378,833
Canada - 0.3%
Tahoe Resources, Inc.	209,434	1,749,021
Chile - 11.7%
Aguas Andinas SA	9,955,798	5,208,025
Banco de Chile	76,030,132	8,037,832
Banmedica SA	1,523,867	2,490,015
Colbun SA	21,984,938	5,849,510
Compania Cervecerias Unidas SA	782,126	9,357,351
CorpBanca SA	630,371,201	5,783,682
Empresa Nacional de Telecomunicaciones SA (ENTEL)	297,791	2,755,886
Forus SA	705,249	2,039,618
Inversiones La Construccion SA	753,300	8,561,836
S.A.C.I. Falabella	576,071	3,873,516
Sociedad Matriz SAAM SA	60,278,930	3,928,525
Vina San Pedro SA	238,206,744	1,877,960
TOTAL CHILE		59,763,756

	Shares	Value
Colombia - 5.3%
Bolsa de Valores de Colombia	334,500,111	$ 1,905,161
Cemex Latam Holdings SA (a)	852,530	2,966,345
Empresa de Telecomunicaciones de Bogota	22,051,614	4,529,068
Grupo de Inversiones Suramerica SA	953,406	12,104,340
Inversiones Argos SA	924,188	5,678,476
TOTAL COLOMBIA		27,183,390
Mexico - 33.2%
America Movil S.A.B. de CV:
Series L	7,165,300	6,398,441
Series L sponsored ADR (d)	1,476,073	26,288,860
Banregio Grupo Financiero S.A.B. de CV	339,814	1,833,224
Consorcio ARA S.A.B. de CV (a)	20,756,305	7,778,368
Controladora Commercial Mexicana S.A.B. de CV unit	1,308,500	3,832,546
Fomento Economico Mexicano S.A.B. de CV:
unit	95,200	940,427
sponsored ADR	275,305	27,279,972
Gruma S.A.B. de CV Series B	358,009	5,524,737
Grupo Aeroportuario del Pacifico SA de CV:
Series B	43,100	388,187
sponsored ADR	33,400	3,041,738
Grupo Aeroportuario del Sureste SA de CV Series B	254,820	3,946,534
Grupo Carso SA de CV Series A1	1,414,100	6,304,370
Grupo Financiero Inbursa S.A.B. de CV Series O	7,110,519	14,296,113
Grupo Financiero Santander Mexico S.A.B. de CV	2,505,855	4,604,287
Grupo Televisa SA de CV	199,400	1,160,223
Grupo Televisa SA de CV (CPO) sponsored ADR	293,300	8,546,762
Industrias Penoles SA de CV	277,923	3,694,916
Kimberly-Clark de Mexico SA de CV Series A	2,382,100	5,748,375
Medica Sur SA de CV	1,038,334	3,143,076
Megacable Holdings S.A.B. de CV unit	1,954,829	7,449,932
Qualitas Controladora S.A.B. de CV (a)	2,877,400	3,585,035
Unifin Financiera SAPI de CV (a)	308,300	935,849
Wal-Mart de Mexico SA de CV Series V	8,591,848	22,668,439
TOTAL MEXICO		169,390,411
Panama - 1.6%
Banco Latinoamericano de Comercio Exterior SA Series E	303,070	8,191,982
Peru - 3.0%
Alicorp SA Class C (a)	4,973,812	8,451,240
Compania de Minas Buenaventura SA sponsored ADR	1,073,736	6,882,648
TOTAL PERU		15,333,888
Common Stocks - continued
	Shares	Value
Spain - 0.7%
Prosegur Compania de Seguridad SA (Reg.)	789,254	$ 3,515,008
United States of America - 0.4%
First Cash Financial Services, Inc. (a)	52,766	2,013,023
TOTAL COMMON STOCKS (Cost $443,903,418)		396,077,263
Nonconvertible Preferred Stocks - 19.6%

Brazil - 18.5%
Ambev SA sponsored ADR	6,385,447	31,097,125
Banco Bradesco SA (PN)	1,909,460	10,397,547
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	413,125	5,435,418
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	62,800	275,692
Itau Unibanco Holding SA	3,462,695	23,766,718
Itausa-Investimentos Itau SA (PN)	4,034,325	7,531,898
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	4,687,871	9,371,974
Vale SA (PN-A)	1,859,800	6,765,890
TOTAL BRAZIL		94,642,262
Chile - 0.8%
Embotelladora Andina SA Class A	1,355,910	3,980,186
Colombia - 0.3%
Grupo de Inversiones Suramerica SA	105,961	1,329,907
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $90,870,783)		99,952,355
Money Market Funds - 3.2%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	14,023,624	$ 14,023,624
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,529,375	2,529,375
TOTAL MONEY MARKET FUNDS (Cost $16,552,999)		16,552,999
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $551,327,200)		512,582,617
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,020,347)
NET ASSETS - 100%		$ 510,562,270
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,272
Fidelity Securities Lending Cash Central Fund	36,119
Total	$ 51,391
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,537,925) - See accompanying schedule: Unaffiliated issuers (cost $534,774,201)	$ 496,029,618
Fidelity Central Funds (cost $16,552,999)	16,552,999
Total Investments (cost $551,327,200)		$ 512,582,617
Foreign currency held at value (cost $517,954)		518,167
Receivable for investments sold		793,751
Receivable for fund shares sold		321,934
Dividends receivable		393,206
Distributions receivable from Fidelity Central Funds		3,558
Prepaid expenses		1,769
Other receivables		2,262
Total assets		514,617,264

Liabilities
Payable for investments purchased	$ 110,516
Payable for fund shares redeemed	837,033
Accrued management fee	301,708
Distribution and service plan fees payable	10,860
Other affiliated payables	148,116
Other payables and accrued expenses	117,386
Collateral on securities loaned, at value	2,529,375
Total liabilities		4,054,994

Net Assets		$ 510,562,270
Net Assets consist of:
Paid in capital		$ 630,184,258
Undistributed net investment income		7,012,875
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,850,607)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,784,256)
Net Assets		$ 510,562,270

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($16,424,313 ÷ 908,008 shares)	$ 18.09

Maximum offering price per share (100/94.25 of $18.09)	$ 19.19
Class T: Net Asset Value and redemption price per share ($5,283,521 ÷ 291,781 shares)	$ 18.11

Maximum offering price per share (100/96.50 of $18.11)	$ 18.77
Class B: Net Asset Value and offering price per share ($627,760 ÷ 34,367 shares)A	$ 18.27

Class C: Net Asset Value and offering price per share ($5,393,798 ÷ 296,770 shares)A	$ 18.18

Latin America: Net Asset Value, offering price and redemption price per share ($481,004,802 ÷ 26,598,317 shares)	$ 18.08

Class I: Net Asset Value, offering price and redemption price per share ($1,828,076 ÷ 101,089 shares)	$ 18.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 19,692,387
Interest		12,841
Income from Fidelity Central Funds		51,391
Income before foreign taxes withheld		19,756,619
Less foreign taxes withheld		(1,513,669)
Total income		18,242,950
Expenses
Management fee	$ 4,826,856
Transfer agent fees	1,963,217
Distribution and service plan fees	183,965
Accounting and security lending fees	339,670
Custodian fees and expenses	490,458
Independent trustees' compensation	2,918
Registration fees	81,216
Audit	72,583
Legal	2,191
Interest	444
Miscellaneous	4,345
Total expenses before reductions	7,967,863
Expense reductions	(66,025)	7,901,838
Net investment income (loss)		10,341,112
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(86,779,565)
Foreign currency transactions	(639,828)
Total net realized gain (loss)		(87,419,393)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $64,167)	(231,007,007)
Assets and liabilities in foreign currencies	(35,988)
Total change in net unrealized appreciation (depreciation)		(231,042,995)
Net gain (loss)		(318,462,388)
Net increase (decrease) in net assets resulting from operations		$ (308,121,276)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,341,112	$ 20,578,749
Net realized gain (loss)	(87,419,393)	80,758,455
Change in net unrealized appreciation (depreciation)	(231,042,995)	(221,687,609)
Net increase (decrease) in net assets resulting from operations	(308,121,276)	(120,350,405)
Distributions to shareholders from net investment income	(12,592,762)	(23,599,176)
Distributions to shareholders from net realized gain	(66,395,306)	(209,492,273)
Total distributions	(78,988,068)	(233,091,449)
Share transactions - net increase (decrease)	(98,503,600)	(61,704,730)
Redemption fees	127,133	197,877
Total increase (decrease) in net assets	(485,485,811)	(414,948,707)

Net Assets
Beginning of period	996,048,081	1,410,996,788
End of period (including undistributed net investment income of $7,012,875 and undistributed net investment income of $11,771,382, respectively)	$ 510,562,270	$ 996,048,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.31	$ 40.71	$ 48.95	$ 52.38	$ 57.48
Income from Investment Operations
Net investment income (loss) C	.28	.49	.72	.92	1.15
Net realized and unrealized gain (loss)	(10.11)	(4.08)	(4.73)	(3.66)	(5.87)
Total from investment operations	(9.83)	(3.59)	(4.01)	(2.74)	(4.72)
Distributions from net investment income	(.31)	(.57)	(.79)	(.70)	(.19)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.39)	(6.82)	(4.24)	(.70)	(.39)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.09	$ 30.31	$ 40.71	$ 48.95	$ 52.38
Total ReturnA, B	(34.60)%	(9.06)%	(8.93)%	(5.23)%	(8.26)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.40%	1.38%	1.37%	1.35%	1.34%
Expenses net of fee waivers, if any	1.40%	1.38%	1.37%	1.35%	1.34%
Expenses net of all reductions	1.39%	1.38%	1.35%	1.35%	1.34%
Net investment income (loss)	1.26%	1.52%	1.66%	1.80%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,424	$ 34,898	$ 48,464	$ 69,654	$ 91,407
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.33	$ 40.68	$ 48.88	$ 52.27	$ 57.47
Income from Investment Operations
Net investment income (loss) C	.22	.40	.61	.78	.99
Net realized and unrealized gain (loss)	(10.13)	(4.08)	(4.74)	(3.65)	(5.85)
Total from investment operations	(9.91)	(3.68)	(4.13)	(2.87)	(4.86)
Distributions from net investment income	(.23)	(.43)	(.63)	(.53)	(.15)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.31)	(6.68)	(4.08)	(.53)	(.35)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.11	$ 30.33	$ 40.68	$ 48.88	$ 52.27
Total ReturnA, B	(34.78)%	(9.30)%	(9.17)%	(5.49)%	(8.50)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.67%	1.65%	1.63%	1.61%	1.61%
Expenses net of fee waivers, if any	1.67%	1.65%	1.63%	1.61%	1.61%
Expenses net of all reductions	1.66%	1.65%	1.61%	1.61%	1.61%
Net investment income (loss)	.99%	1.25%	1.40%	1.54%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,284	$ 9,761	$ 12,705	$ 19,334	$ 26,020
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.46	$ 40.63	$ 48.72	$ 52.06	$ 57.44
Income from Investment Operations
Net investment income (loss) C	.12	.25	.40	.53	.72
Net realized and unrealized gain (loss)	(10.23)	(4.08)	(4.74)	(3.63)	(5.84)
Total from investment operations	(10.11)	(3.83)	(4.34)	(3.10)	(5.12)
Distributions from net investment income	-	(.10)	(.31)	(.25)	(.07)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.08)	(6.35)	(3.76)	(.25)	(.27)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.27	$ 30.46	$ 40.63	$ 48.72	$ 52.06
Total ReturnA, B	(35.09)%	(9.73)%	(9.60)%	(5.95)%	(8.94)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.16%	2.14%	2.12%	2.10%	2.10%
Expenses net of fee waivers, if any	2.15%	2.14%	2.12%	2.10%	2.10%
Expenses net of all reductions	2.15%	2.13%	2.10%	2.10%	2.10%
Net investment income (loss)	.50%	.76%	.91%	1.05%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 628	$ 2,211	$ 4,764	$ 9,492	$ 14,114
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.37	$ 40.59	$ 48.73	$ 52.05	$ 57.44
Income from Investment Operations
Net investment income (loss) C	.11	.25	.40	.54	.73
Net realized and unrealized gain (loss)	(10.17)	(4.07)	(4.74)	(3.64)	(5.84)
Total from investment operations	(10.06)	(3.82)	(4.34)	(3.10)	(5.11)
Distributions from net investment income	(.05)	(.16)	(.36)	(.23)	(.09)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.13)	(6.41)	(3.81)	(.23)	(.29)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.18	$ 30.37	$ 40.59	$ 48.73	$ 52.05
Total ReturnA, B	(35.08)%	(9.74)%	(9.62)%	(5.94)%	(8.93)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.15%	2.13%	2.12%	2.10%	2.08%
Expenses net of fee waivers, if any	2.15%	2.13%	2.12%	2.10%	2.08%
Expenses net of all reductions	2.15%	2.13%	2.10%	2.10%	2.08%
Net investment income (loss)	.51%	.77%	.91%	1.06%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,394	$ 11,349	$ 15,185	$ 27,405	$ 35,203
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.34	$ 40.80	$ 49.09	$ 52.48	$ 57.50
Income from Investment Operations
Net investment income (loss) B	.34	.59	.87	1.09	1.34
Net realized and unrealized gain (loss)	(10.11)	(4.10)	(4.74)	(3.67)	(5.88)
Total from investment operations	(9.77)	(3.51)	(3.87)	(2.58)	(4.54)
Distributions from net investment income	(.41)	(.71)	(.98)	(.82)	(.29)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.49)	(6.96)	(4.43)	(.82)	(.49)
Redemption fees added to paid in capitalB	- F	.01	.01	.01	.01
Net asset value, end of period	$ 18.08	$ 30.34	$ 40.80	$ 49.09	$ 52.48
Total ReturnA	(34.45)%	(8.79)%	(8.63)%	(4.91)%	(7.96)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.13%	1.08%	1.04%	1.02%	1.00%
Expenses net of fee waivers, if any	1.12%	1.08%	1.04%	1.02%	1.00%
Expenses net of all reductions	1.12%	1.07%	1.03%	1.02%	1.00%
Net investment income (loss)	1.53%	1.83%	1.99%	2.14%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 481,005	$ 933,298	$ 1,324,748	$ 2,274,601	$ 2,884,301
Portfolio turnover rateD	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.35	$ 40.79	$ 49.07	$ 52.51	$ 57.49
Income from Investment Operations
Net investment income (loss) B	.36	.60	.87	1.08	1.32
Net realized and unrealized gain (loss)	(10.13)	(4.07)	(4.74)	(3.67)	(5.88)
Total from investment operations	(9.77)	(3.47)	(3.87)	(2.59)	(4.56)
Distributions from net investment income	(.42)	(.73)	(.97)	(.86)	(.23)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.50)	(6.98)	(4.42)	(.86)	(.43)
Redemption fees added to paid in capitalB	- F	.01	.01	.01	.01
Net asset value, end of period	$ 18.08	$ 30.35	$ 40.79	$ 49.07	$ 52.51
Total ReturnA	(34.42)%	(8.69)%	(8.63)%	(4.93)%	(7.98)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.06%	1.04%	1.03%	1.04%	1.04%
Expenses net of fee waivers, if any	1.06%	1.04%	1.03%	1.04%	1.04%
Expenses net of all reductions	1.05%	1.04%	1.01%	1.04%	1.04%
Net investment income (loss)	1.60%	1.86%	2.00%	2.12%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,828	$ 4,531	$ 5,131	$ 7,928	$ 9,603
Portfolio turnover rateD	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 111,202,419
Gross unrealized depreciation	(153,035,114)
Net unrealized appreciation (depreciation) on securities	$ (41,832,695)
Tax Cost	$ 554,415,312

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,013,225
Capital loss carryforward	$ (84,762,495)
Net unrealized appreciation (depreciation) on securities and other investments	$ (41,872,368)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (34,655,095)
Long-term	(50,107,400)
Total capital loss carryforward	$ (84,762,495)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 13,610,992	$ 23,599,177
Long-term Capital Gains	65,377,076	209,492,272
Total	$ 78,988,068	$ 233,091,449

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $206,464,209 and $379,227,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 59,273	$ 647
Class T	.25%	.25%	34,910	81
Class B	.75%	.25%	12,707	9,534
Class C	.75%	.25%	77,075	10,716
			$ 183,965	$ 20,978

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,285
Class T	1,542
Class BA	1,183
Class CA	1,816
$ 12,826

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 70,425.30
Class T	22,003.32
Class B	3,759.30
Class C	22,931.30
Latin America	1,838,665.28
Class I	5,434.21
	$ 1,963,217

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,354 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,893,750.34%		$ 444

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,072 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $36,119, including $28 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,806 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $36.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,673 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 60
Class T	14
Class B	2
Class C	40
Latin America	43,294
Class I	100
$ 43,510

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 341,444	$ 667,095
Class T	71,167	136,327
Class B	-	12,098

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Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net investment income
Class C	$ 18,114	$ 60,991
Latin America	12,109,807	22,631,305
Class I	52,230	91,360
Total	$ 12,592,762	$ 23,599,176
From net realized gain
Class A	$ 2,330,553	$ 7,249,224
Class T	658,521	1,918,455
Class B	144,042	684,975
Class C	754,025	2,282,110
Latin America	62,251,897	196,577,505
Class I	256,268	780,004
Total	$ 66,395,306	$ 209,492,273

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	218,330	256,161	$ 4,910,163	$ 8,113,294
Reinvestment of distributions	103,775	229,379	2,587,573	7,071,806
Shares redeemed	(565,352)	(524,684)	(12,518,797)	(16,539,013)
Net increase (decrease)	(243,247)	(39,144)	$ (5,021,061)	$ (1,353,913)
Class T
Shares sold	29,946	47,965	$ 658,518	$ 1,548,211
Reinvestment of distributions	28,508	65,609	713,357	2,028,652
Shares redeemed	(88,493)	(104,082)	(1,990,592)	(3,252,264)
Net increase (decrease)	(30,039)	9,492	$ (618,717)	$ 324,599
Class B
Shares sold	116	1,044	$ 2,989	$ 32,892
Reinvestment of distributions	5,261	18,939	133,376	590,702
Shares redeemed	(43,584)	(64,672)	(982,322)	(2,061,800)
Net increase (decrease)	(38,207)	(44,689)	$ (845,957)	$ (1,438,206)
Class C
Shares sold	48,350	91,764	$ 1,099,271	$ 2,901,440
Reinvestment of distributions	25,875	69,412	652,617	2,158,720
Shares redeemed	(151,109)	(161,581)	(3,411,105)	(5,151,621)
Net increase (decrease)	(76,884)	(405)	$ (1,659,217)	$ (91,461)
Latin America
Shares sold	2,736,036	4,529,614	$ 60,647,605	$ 143,961,705
Reinvestment of distributions	2,862,287	6,820,938	71,197,829	209,950,213
Shares redeemed	(9,758,242)	(13,065,128)	(221,025,945)	(413,931,096)
Net increase (decrease)	(4,159,919)	(1,714,576)	$ (89,180,511)	$ (60,019,178)
Class I
Shares sold	41,136	125,962	$ 906,993	$ 4,086,454
Reinvestment of distributions	11,139	21,472	276,862	660,492
Shares redeemed	(100,491)	(123,906)	(2,361,992)	(3,873,517)
Net increase (decrease)	(48,216)	23,528	$ (1,178,137)	$ 873,429

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code

	12/05/2014	12/26/2014
Class I	51%	59%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/08/2014	$0.5135	$0.0895
	12/29/2014	$0.0300	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and considered by the Board.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FALAI-UANN-1215
1.917407.105

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Fidelity® Canada Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity China Region Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Emerging Asia Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Emerging Markets Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Europe Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Japan Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Japan Smaller Companies Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Latin America Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Nordic Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Pacific Basin Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	-14.08%	0.44%	4.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period.
Annual Report

Fidelity Canada Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Risteard Hogan: For the year, the fund's share classes (excluding sales charges, if applicable) delivered double-digit negative returns, but solidly outpaced the S&P/TSX Composite Index, which returned -17.81%. Amid a backdrop of weak demand for commodities, mainly due to slowing growth in China, Canada's resource-rich, export-driven market struggled. Strong stock selection in energy and materials drove the fund's outperformance versus the index. In energy, avoiding poor-performing index components Encana, Crescent Point Energy and Baytex Energy was beneficial. A position in telecommunications company Rogers Communications was the fund's No. 1 relative contributor and one of its largest holdings at period end. The company benefited from a recent government decision not to add additional competitors to the market. On the downside, avoiding asset manager and index component Brookfield Asset Management proved detrimental. I felt the stock's valuation was high, so I looked elsewhere for better growth opportunities. However, the company continued to execute well, which buoyed its stock price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.45%
Actual		$ 1,000.00	$ 862.20	$ 6.81
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.76%
Actual		$ 1,000.00	$ 860.90	$ 8.26
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Class B	2.24%
Actual		$ 1,000.00	$ 858.80	$ 10.49
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.19%
Actual		$ 1,000.00	$ 858.90	$ 10.26
HypotheticalA		$ 1,000.00	$ 1,014.17	$ 11.12
Canada	1.16%
Actual		$ 1,000.00	$ 863.30	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class I	1.13%
Actual		$ 1,000.00	$ 863.50	$ 5.31
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.8	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.2	2.1
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Banks)	8.9	8.3
The Toronto-Dominion Bank (Banks)	8.3	7.7
Canadian National Railway Co. (Road & Rail)	6.1	5.4
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	5.7	5.2
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4.4	4.8
Sun Life Financial, Inc. (Insurance)	4.1	2.8
TELUS Corp. (Diversified Telecommunication Services)	3.9	3.0
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.8	2.6
Intact Financial Corp. (Insurance)	2.3	2.3
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	2.3	2.8
	48.5
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.1	30.7
Energy	20.7	23.1
Materials	10.2	10.8
Consumer Staples	8.7	7.4
Industrials	8.2	7.5
Telecommunication Services	7.7	5.6
Information Technology	3.3	4.6
Health Care	3.0	4.9
Consumer Discretionary	2.6	3.3
Utilities	0.3	0.0

Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2015, the fund did not have more than 25% of its assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Canada Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 2.6%
Household Durables - 0.1%
Cairn Homes PLC (a)	1,401,800	$ 1,556,904
Media - 0.6%
Quebecor, Inc. Class B (sub. vtg.)	371,700	8,752,404
Specialty Retail - 0.9%
AutoCanada, Inc. (d)	152,900	3,704,399
RONA, Inc.	888,200	9,271,895
		12,976,294
Textiles, Apparel & Luxury Goods - 1.0%
Gildan Activewear, Inc.	465,690	13,387,341
TOTAL CONSUMER DISCRETIONARY		36,672,943
CONSUMER STAPLES - 8.7%
Food & Staples Retailing - 7.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	709,200	30,508,183
George Weston Ltd.	349,500	29,433,267
Jean Coutu Group, Inc. Class A (sub. vtg.)	943,500	14,380,510
Metro, Inc. Class A (sub. vtg.)	545,995	15,612,384
North West Co., Inc.	557,700	12,368,691
		102,303,035
Food Products - 0.7%
AGT Food & Ingredients, Inc.	152,500	3,408,974
Mead Johnson Nutrition Co. Class A	71,900	5,895,800
		9,304,774
Tobacco - 0.6%
British American Tobacco PLC (United Kingdom)	151,200	8,982,735
TOTAL CONSUMER STAPLES		120,590,544
ENERGY - 20.7%
Energy Equipment & Services - 1.0%
Pason Systems, Inc.	545,300	8,023,533
ZCL Composites, Inc.	1,272,800	6,034,995
		14,058,528
Oil, Gas & Consumable Fuels - 19.7%
ARC Resources Ltd. (d)	1,075,300	15,854,836
Black Stone Minerals LP	330,700	4,540,511
Canadian Natural Resources Ltd.	212,498	4,927,301
Cenovus Energy, Inc.	293,600	4,373,913
Enbridge, Inc.	1,444,400	61,737,164
Imperial Oil Ltd.	942,400	31,358,079
Keyera Corp. (d)	515,904	15,919,797
Painted Pony Petroleum Ltd. (a)	994,400	3,391,728
Paramount Resources Ltd. Class A (a)	462,900	4,683,517
Parkland Fuel Corp.	422,600	7,352,516
Peyto Exploration & Development Corp.	445,400	9,196,849

	Shares	Value
PrairieSky Royalty Ltd. (d)	450,063	$ 8,856,012
Raging River Exploration, Inc. (a)	914,200	5,802,891
Spartan Energy Corp. (a)	2,992,400	5,469,437
Suncor Energy, Inc.	2,636,400	78,450,844
Whitecap Resources, Inc.	1,263,400	11,217,554
		273,132,949
TOTAL ENERGY		287,191,477
FINANCIALS - 33.1%
Banks - 20.6%
Bank of Nova Scotia	475,000	22,336,915
National Bank of Canada	731,600	24,231,872
Royal Bank of Canada (d)	2,151,600	123,030,842
The Toronto-Dominion Bank	2,823,900	115,927,617
		285,527,246
Capital Markets - 0.7%
AGF Management Ltd. Class B (non-vtg.)	355,200	1,475,020
Ashmore Group PLC (d)	1,044,000	4,345,462
CI Financial Corp.	166,100	3,963,230
		9,783,712
Insurance - 10.2%
Fairfax Financial Holdings Ltd. (sub. vtg.)	44,400	21,864,521
Intact Financial Corp.	448,825	32,055,496
Power Corp. of Canada (sub. vtg.)	1,362,700	30,628,444
Sun Life Financial, Inc.	1,704,200	57,475,696
		142,024,157
Real Estate Investment Trusts - 1.6%
Allied Properties (REIT)	437,900	12,015,794
H&R REIT/H&R Finance Trust	631,200	10,127,391
		22,143,185
TOTAL FINANCIALS		459,478,300
HEALTH CARE - 3.0%
Health Care Equipment & Supplies - 0.4%
Getinge AB (B Shares)	159,200	3,985,800
Novadaq Technologies, Inc. (a)	142,687	1,795,003
		5,780,803
Pharmaceuticals - 2.6%
Teva Pharmaceutical Industries Ltd. sponsored ADR	80,000	4,735,200
Valeant Pharmaceuticals International, Inc. (Canada) (a)	334,421	31,211,945
		35,947,145
TOTAL HEALTH CARE		41,727,948
INDUSTRIALS - 8.2%
Airlines - 0.7%
WestJet Airlines Ltd.	510,100	9,440,517
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.8%
Stantec, Inc.	433,700	$ 10,885,618
Road & Rail - 6.7%
Canadian National Railway Co.	1,393,100	85,092,457
TransForce, Inc.	441,300	8,632,957
		93,725,414
TOTAL INDUSTRIALS		114,051,549
INFORMATION TECHNOLOGY - 3.3%
Electronic Equipment & Components - 0.2%
Avigilon Corp. (a)(d)	285,700	3,205,276
IT Services - 1.0%
CGI Group, Inc. Class A (sub. vtg.) (a)	374,500	13,910,573
Software - 2.1%
Constellation Software, Inc.	36,600	15,814,469
Open Text Corp.	285,414	13,229,537
		29,044,006
TOTAL INFORMATION TECHNOLOGY		46,159,855
MATERIALS - 10.2%
Chemicals - 2.4%
Agrium, Inc.	209,300	19,471,815
Monsanto Co.	31,900	2,973,718
Potash Corp. of Saskatchewan, Inc.	563,400	11,409,324
		33,854,857
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B	90,000	12,750,459
Winpak Ltd.	179,600	5,426,733
		18,177,192
Metals & Mining - 5.2%
Agnico Eagle Mines Ltd. (Canada)	434,600	12,284,197
Eldorado Gold Corp.	1,999,600	6,988,507
Freeport-McMoRan, Inc.	276,300	3,252,051
Goldcorp, Inc.	375,000	4,797,912
Labrador Iron Ore Royalty Corp. (d)	292,700	3,404,686
Lundin Mining Corp. (a)	2,301,300	7,761,344
Randgold Resources Ltd.	145,464	9,755,819
Silver Wheaton Corp.	874,700	11,886,983
Tahoe Resources, Inc.	670,700	5,601,135
Teck Resources Ltd. Class B (sub. vtg.)	259,400	1,519,581
Torex Gold Resources, Inc. (a)	5,532,400	5,246,387
		72,498,602
Paper & Forest Products - 1.3%
Stella-Jones, Inc.	182,400	6,712,365
West Fraser Timber Co. Ltd.	309,000	10,934,101
		17,646,466
TOTAL MATERIALS		142,177,117

	Shares	Value
TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 3.9%
TELUS Corp.	1,646,200	$ 54,940,478
Wireless Telecommunication Services - 3.8%
Rogers Communications, Inc. Class B (non-vtg.)	1,323,400	52,658,689
TOTAL TELECOMMUNICATION SERVICES		107,599,167
UTILITIES - 0.3%
Electric Utilities - 0.3%
Hydro One Ltd. (a)	221,400	3,471,016
TOTAL COMMON STOCKS (Cost $1,209,742,368)		1,359,119,916
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 0.18% (b)	28,325,905	28,325,905
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	33,251,267	33,251,267
TOTAL MONEY MARKET FUNDS (Cost $61,577,172)		61,577,172
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,271,319,540)		1,420,697,088
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(30,969,506)
NET ASSETS - 100%		$ 1,389,727,582
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,391
Fidelity Securities Lending Cash Central Fund	2,422,196
Total	$ 2,468,587
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,672,943	$ 36,672,943	$ -	$ -
Consumer Staples	120,590,544	111,607,809	8,982,735	-
Energy	287,191,477	287,191,477	-	-
Financials	459,478,300	459,478,300	-	-
Health Care	41,727,948	41,727,948	-	-
Industrials	114,051,549	114,051,549	-	-
Information Technology	46,159,855	46,159,855	-	-
Materials	142,177,117	132,421,298	9,755,819	-
Telecommunication Services	107,599,167	107,599,167	-	-
Utilities	3,471,016	-	3,471,016	-
Money Market Funds	61,577,172	61,577,172	-	-
Total Investments in Securities:	$ 1,420,697,088	$ 1,398,487,518	$ 22,209,570	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $31,571,540) - See accompanying schedule: Unaffiliated issuers (cost $1,209,742,368)	$ 1,359,119,916
Fidelity Central Funds (cost $61,577,172)	61,577,172
Total Investments (cost $1,271,319,540)		$ 1,420,697,088
Foreign currency held at value (cost $1,009,637)		1,009,637
Receivable for investments sold		9,236,873
Receivable for fund shares sold		257,082
Dividends receivable		1,907,666
Distributions receivable from Fidelity Central Funds		316,344
Prepaid expenses		4,446
Other receivables		3,054
Total assets		1,433,432,190

Liabilities
Payable for investments purchased	$ 6,691,159
Payable for fund shares redeemed	2,185,614
Accrued management fee	1,150,326
Distribution and service plan fees payable	38,976
Other affiliated payables	324,021
Other payables and accrued expenses	63,245
Collateral on securities loaned, at value	33,251,267
Total liabilities		43,704,608

Net Assets		$ 1,389,727,582
Net Assets consist of:
Paid in capital		$ 1,236,604,194
Undistributed net investment income		14,473,984
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,711,888)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		149,361,292
Net Assets		$ 1,389,727,582

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($58,286,357 ÷ 1,288,166 shares)	$ 45.25

Maximum offering price per share (100/94.25 of $45.25)	$ 48.01
Class T: Net Asset Value and redemption price per share ($12,820,215 ÷ 284,977 shares)	$ 44.99

Maximum offering price per share (100/96.50 of $44.99)	$ 46.62
Class B: Net Asset Value and offering price per share ($2,677,631 ÷ 60,548 shares)A	$ 44.22

Class C: Net Asset Value and offering price per share ($21,609,613 ÷ 490,895 shares)A	$ 44.02

Canada: Net Asset Value, offering price and redemption price per share ($1,279,487,995 ÷ 28,086,893 shares)	$ 45.55

Class I: Net Asset Value, offering price and redemption price per share ($14,845,771 ÷ 326,722 shares)	$ 45.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 46,076,720
Interest		774
Income from Fidelity Central Funds (including $2,422,196 from security lending)		2,468,587
Income before foreign taxes withheld		48,546,081
Less foreign taxes withheld		(6,671,693)
Total income		41,874,388

Expenses
Management fee
Basic fee	$ 12,628,027
Performance adjustment	3,229,143
Transfer agent fees	3,835,510
Distribution and service plan fees	622,244
Accounting and security lending fees	823,779
Custodian fees and expenses	32,498
Independent trustees' compensation	7,941
Registration fees	81,078
Audit	72,385
Legal	5,911
Miscellaneous	13,840
Total expenses before reductions	21,352,356
Expense reductions	(107,309)	21,245,047
Net investment income (loss)		20,629,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,519,666)
Foreign currency transactions	(476,530)
Total net realized gain (loss)		(6,996,196)
Change in net unrealized appreciation (depreciation) on: Investment securities	(283,149,563)
Assets and liabilities in foreign currencies	(7,842)
Total change in net unrealized appreciation (depreciation)		(283,157,405)
Net gain (loss)		(290,153,601)
Net increase (decrease) in net assets resulting from operations		$ (269,524,260)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,629,341	$ 24,923,588
Net realized gain (loss)	(6,996,196)	290,863,952
Change in net unrealized appreciation (depreciation)	(283,157,405)	(164,747,262)
Net increase (decrease) in net assets resulting from operations	(269,524,260)	151,040,278
Distributions to shareholders from net investment income	(24,029,674)	(9,338,915)
Distributions to shareholders from net realized gain	(262,730,704)	(13,503,099)
Total distributions	(286,760,378)	(22,842,014)
Share transactions - net increase (decrease)	(304,156,881)	(365,686,992)
Redemption fees	128,345	129,289
Total increase (decrease) in net assets	(860,313,174)	(237,359,439)

Net Assets
Beginning of period	2,250,040,756	2,487,400,195
End of period (including undistributed net investment income of $14,473,984 and undistributed net investment income of $20,538,750, respectively)	$ 1,389,727,582	$ 2,250,040,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.56	$ 57.31	$ 53.65	$ 52.20	$ 53.81
Income from Investment Operations
Net investment income (loss) C	.45	.47	.60	.57	.34
Net realized and unrealized gain (loss)	(8.04)	3.13	3.63	1.50	(1.17)
Total from investment operations	(7.59)	3.60	4.23	2.07	(.83)
Distributions from net investment income	(.50)	(.03)	(.57)	(.33)	(.35)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.72)	(.35)	(.57)	(.62)	(.79)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 45.25	$ 60.56	$ 57.31	$ 53.65	$ 52.20
Total ReturnA, B	(14.32)%	6.32%	7.98%	4.04%	(1.64)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.43%	1.29%	1.19%	1.08%	1.12%
Expenses net of fee waivers, if any	1.43%	1.29%	1.19%	1.08%	1.12%
Expenses net of all reductions	1.43%	1.29%	1.18%	1.08%	1.12%
Net investment income (loss)	.90%	.79%	1.11%	1.11%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,286	$ 95,004	$ 116,661	$ 159,597	$ 215,369
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.22	$ 57.14	$ 53.48	$ 52.01	$ 53.64
Income from Investment Operations
Net investment income (loss) C	.29	.29	.45	.43	.17
Net realized and unrealized gain (loss)	(8.00)	3.11	3.63	1.49	(1.16)
Total from investment operations	(7.71)	3.40	4.08	1.92	(.99)
Distributions from net investment income	(.30)	-	(.42)	(.16)	(.21)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.52)	(.32)	(.42)	(.45)	(.65)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.99	$ 60.22	$ 57.14	$ 53.48	$ 52.01
Total ReturnA, B	(14.58)%	5.99%	7.69%	3.74%	(1.93)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.75%	1.59%	1.47%	1.36%	1.42%
Expenses net of fee waivers, if any	1.75%	1.59%	1.47%	1.36%	1.42%
Expenses net of all reductions	1.75%	1.59%	1.46%	1.36%	1.42%
Net investment income (loss)	.58%	.48%	.83%	.83%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,820	$ 21,989	$ 23,751	$ 29,626	$ 34,323
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 59.27	$ 56.53	$ 52.89	$ 51.37	$ 53.03
Income from Investment Operations
Net investment income (loss) C	.05	(.01)	.18	.17	(.11)
Net realized and unrealized gain (loss)	(7.88)	3.07	3.60	1.49	(1.14)
Total from investment operations	(7.83)	3.06	3.78	1.66	(1.25)
Distributions from net investment income	-	-	(.14)	-	(.01)
Distributions from net realized gain	(7.22)	(.32)	-	(.14)	(.41)
Total distributions	(7.22)	(.32)	(.14)	(.14)	(.42)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.22	$ 59.27	$ 56.53	$ 52.89	$ 51.37
Total ReturnA, B	(14.99)%	5.45%	7.17%	3.25%	(2.41)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.22%	2.09%	1.96%	1.85%	1.91%
Expenses net of fee waivers, if any	2.22%	2.09%	1.96%	1.85%	1.91%
Expenses net of all reductions	2.22%	2.09%	1.95%	1.85%	1.91%
Net investment income (loss)	.11%	(.01)%	.34%	.34%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,678	$ 6,290	$ 7,737	$ 9,804	$ 11,866
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 59.04	$ 56.27	$ 52.61	$ 51.19	$ 52.87
Income from Investment Operations
Net investment income (loss) C	.07	.02	.20	.19	(.08)
Net realized and unrealized gain (loss)	(7.85)	3.07	3.58	1.46	(1.14)
Total from investment operations	(7.78)	3.09	3.78	1.65	(1.22)
Distributions from net investment income	(.02)	-	(.12)	-	(.03)
Distributions from net realized gain	(7.22)	(.32)	-	(.23)	(.44)
Total distributions	(7.24)	(.32)	(.12)	(.23)	(.47)
Redemption fees added to paid in capitalC	-G	-G	-G	-G	.01
Net asset value, end of period	$ 44.02	$ 59.04	$ 56.27	$ 52.61	$ 51.19
Total ReturnA, B	(14.96)%	5.53%	7.21%	3.26%	(2.36)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.19%	2.03%	1.93%	1.82%	1.86%
Expenses net of fee waivers, if any	2.19%	2.03%	1.92%	1.82%	1.86%
Expenses net of all reductions	2.18%	2.03%	1.92%	1.82%	1.86%
Net investment income (loss)	.14%	.04%	.37%	.37%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,610	$ 38,749	$ 46,040	$ 66,500	$ 87,990
Portfolio turnover rateE	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Canada Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.95	$ 57.72	$ 54.05	$ 52.59	$ 54.14
Income from Investment Operations
Net investment income (loss) B	.60	.66	.77	.73	.52
Net realized and unrealized gain (loss)	(8.09)	3.13	3.66	1.51	(1.18)
Total from investment operations	(7.49)	3.79	4.43	2.24	(.66)
Distributions from net investment income	(.69)	(.24)	(.76)	(.49)	(.46)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.91)	(.56)	(.76)	(.78)	(.90)
Redemption fees added to paid in capitalB	-F	-F	-F	-F	.01
Net asset value, end of period	$ 45.55	$ 60.95	$ 57.72	$ 54.05	$ 52.59
Total ReturnA	(14.08)%	6.64%	8.32%	4.36%	(1.33)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.15%	.98%	.87%	.77%	.82%
Expenses net of fee waivers, if any	1.15%	.98%	.87%	.77%	.82%
Expenses net of all reductions	1.14%	.98%	.86%	.77%	.82%
Net investment income (loss)	1.18%	1.09%	1.42%	1.42%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,279,488	$ 2,057,843	$ 2,262,380	$ 2,992,597	$ 3,778,765
Portfolio turnover rateD	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Canada Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 60.80	$ 57.57	$ 53.91	$ 52.44	$ 54.02
Income from Investment Operations
Net investment income (loss) B	.61	.65	.78	.74	.51
Net realized and unrealized gain (loss)	(8.07)	3.12	3.64	1.50	(1.18)
Total from investment operations	(7.46)	3.77	4.42	2.24	(.67)
Distributions from net investment income	(.68)	(.22)	(.76)	(.48)	(.48)
Distributions from net realized gain	(7.22)	(.32)	-	(.29)	(.44)
Total distributions	(7.90)	(.54)	(.76)	(.77)	(.92)
Redemption fees added to paid in capitalB	-F	-F	-F	-F	.01
Net asset value, end of period	$ 45.44	$ 60.80	$ 57.57	$ 53.91	$ 52.44
Total ReturnA	(14.05)%	6.62%	8.34%	4.38%	(1.35)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.13%	1.00%	.86%	.76%	.82%
Expenses net of fee waivers, if any	1.12%	1.00%	.86%	.76%	.82%
Expenses net of all reductions	1.12%	1.00%	.85%	.76%	.82%
Net investment income (loss)	1.21%	1.08%	1.43%	1.42%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,846	$ 30,165	$ 30,831	$ 59,245	$ 68,112
Portfolio turnover rateD	24%	85%	64%	86%	104%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 287,975,691
Gross unrealized depreciation	(151,197,499)
Net unrealized appreciation (depreciation) on securities	$ 136,778,192
Tax Cost	$ 1,283,918,896

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,466,211
Undistributed long-term capital gain	$ 1,887,468
Net unrealized appreciation (depreciation) on securities and other investments	$ 136,769,940

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 24,029,674	$ 9,338,915
Long-term Capital Gains	262,730,704	13,503,099
Total	$ 286,760,378	$ 22,842,014

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $424,331,275 and $975,977,104, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 191,960	$ 4,821
Class T	.25%	.25%	83,690	504
Class B	.75%	.25%	44,747	33,560
Class C	.75%	.25%	301,847	11,953
			$ 622,244	$ 50,838

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,562
Class T	3,236
Class BA	7,910
Class C A	1,549
$ 28,257

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 186,677.24
Class T	51,332.31
Class B	12,380.28
Class C	73,747.25
Canada	3,470,909.21
Class I	40,465.19
	$ 3,835,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $680 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,735 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $920,121. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $33,265 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,896 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,891 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 2,472
Class T	46
Class B	30
Class C	993
Canada	65,257
Class I	724
$ 69,522

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 783,478	$ 53,142
Class T	106,245	-
Class C	12,920	-
Canada	22,800,214	9,173,811
Class I	326,817	111,962
Total	$ 24,029,674	$ 9,338,915
From net realized gain
Class A	$ 11,358,847	$ 629,831
Class T	2,548,483	130,152
Class B	742,098	42,217
Class C	4,664,328	256,584
Canada	239,967,215	12,282,929
Class I	3,449,733	161,386
Total	$ 262,730,704	$ 13,503,099

Annual Report

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	153,407	144,381	$ 8,099,168	$ 8,740,780
Reinvestment of distributions	200,582	9,784	10,552,616	552,980
Shares redeemed	(634,705)	(620,817)	(31,737,294)	(36,791,904)
Net increase (decrease)	(280,716)	(466,652)	$ (13,085,510)	$ (27,498,144)
Class T
Shares sold	21,812	29,501	$ 1,102,045	$ 1,790,320
Reinvestment of distributions	49,518	2,264	2,597,730	127,592
Shares redeemed	(151,491)	(82,268)	(7,597,599)	(4,830,983)
Net increase (decrease)	(80,161)	(50,503)	$ (3,897,824)	$ (2,913,071)
Class B
Shares sold	1,663	547	$ 85,823	$ 32,504
Reinvestment of distributions	12,380	630	641,184	35,107
Shares redeemed	(59,611)	(31,942)	(2,906,257)	(1,874,606)
Net increase (decrease)	(45,568)	(30,765)	$ (2,179,250)	$ (1,806,995)
Class C
Shares sold	42,631	50,749	$ 2,146,853	$ 2,984,240
Reinvestment of distributions	75,003	3,715	3,864,885	206,074
Shares redeemed	(283,087)	(216,291)	(13,692,762)	(12,480,545)
Net increase (decrease)	(165,453)	(161,827)	$ (7,681,024)	$ (9,290,231)
Canada
Shares sold	1,250,697	1,968,387	$ 63,450,179	$ 119,959,708
Reinvestment of distributions	4,716,591	358,786	249,177,482	20,353,959
Shares redeemed	(11,643,757)	(7,758,261)	(581,614,067)	(462,389,717)
Net increase (decrease)	(5,676,469)	(5,431,088)	$ (268,986,406)	$ (322,076,050)
Class I
Shares sold	66,679	331,645	$ 3,430,310	$ 20,156,294
Reinvestment of distributions	49,883	3,804	2,628,352	215,319
Shares redeemed	(285,976)	(374,817)	(14,385,529)	(22,474,114)
Net increase (decrease)	(169,414)	(39,368)	$ (8,326,867)	$ (2,102,501)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity China Region Fund	-1.14%	4.58%	10.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.
Annual Report

Fidelity China Region Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Robert Bao: For the year, the fund's share classes (excluding sales charges, if applicable) posted low single-digit declines but outpaced the -2.99% return of the benchmark MSCI Golden Dragon Index. Stock selection was the primary driver of the fund's relative success, especially in consumer discretionary and health care. Versus the benchmark, performance was lifted by two cement companies in the materials sector, West China Cement - the fund's largest relative contributor - and China Shanshui Cement Group. Other contributors included China Life Insurance, People's Insurance Group of China, China Southern Airlines, which I bought in December, and China-based online classified advertising portal 58.com. Conversely, a large overweighting in consumer discretionary offset much of the benefits of solid stock picking there. Positioning in financials further detracted. At the stock level, moving to a significant underweighting in China-based Internet media firm Tencent Holdings made this index name the fund's biggest relative detractor, in view of its 19% advance. Underweighting and ultimately selling benchmark component CK Hutchison Holdings, which returned roughly 16%, also worked against us. Lastly, I'll mention an underweighting in benchmark heavyweight Taiwan Semiconductor Manufacturing, whose shares posted a modest gain and therefore detracted from our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.29%
Actual		$ 1,000.00	$ 779.10	$ 5.78
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.56
Class T	1.63%
Actual		$ 1,000.00	$ 777.70	$ 7.30
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 776.30	$ 9.40
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.06%
Actual		$ 1,000.00	$ 776.20	$ 9.22
HypotheticalA		$ 1,000.00	$ 1,014.82	$ 10.46
China Region	.99%
Actual		$ 1,000.00	$ 780.50	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Class I	.97%
Actual		$ 1,000.00	$ 780.50	$ 4.35
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.2
Short-Term Investments and Net Other Assets (Liabilities)	1.4	0.8
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	6.0	3.2
China Construction Bank Corp. (H Shares) (Banks)	4.9	3.6
AIA Group Ltd. (Insurance)	3.3	4.4
Bank of China Ltd. (H Shares) (Banks)	3.1	3.1
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	2.8	2.3
China Pacific Insurance (Group) Co. Ltd. (H Shares) (Insurance)	2.3	2.3
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.3	4.1
Chongqing Changan Automobile Co. Ltd. (B Shares) (Automobiles)	2.2	1.4
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (Banks)	2.0	0.9
China Merchants Bank Co. Ltd. (H Shares) (Banks)	1.9	1.6
	30.8
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.8	40.4
Consumer Discretionary	14.4	13.3
Information Technology	14.0	16.6
Industrials	12.9	12.2
Materials	6.7	4.0
Health Care	5.5	9.1
Telecommunication Services	2.4	1.4
Consumer Staples	2.0	1.7
Energy	1.6	0.0
Utilities	1.3	0.5

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity China Region Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 1.4%
Weifu High-Technology Co. Ltd. (B Shares)	4,257,836	$ 10,855,699
Xingda International Holdings Ltd.	34,649,000	7,697,062
		18,552,761
Automobiles - 3.3%
Brilliance China Automotive Holdings Ltd.	10,008,000	13,877,531
Chongqing Changan Automobile Co. Ltd. (B Shares)	15,733,741	28,957,143
Geely Automobile Holdings Ltd.	3,490,000	1,861,105
		44,695,779
Diversified Consumer Services - 0.2%
Perfect Shape (PRC) Holdings Ltd.	10,848,000	2,037,136
Hotels, Restaurants & Leisure - 2.2%
500.com Ltd. sponsored ADR Class A (a)(d)	300,000	6,090,000
Huangshan Tourism Development Co. Ltd.	5,899,876	10,098,245
Tuniu Corp. Class A sponsored ADR (a)(d)	895,000	13,809,850
		29,998,095
Household Durables - 1.1%
Haier Electronics Group Co. Ltd.	5,492,000	10,614,115
Qingdao Haier Co. Ltd.	3,099,822	4,719,036
		15,333,151
Internet & Catalog Retail - 2.7%
Ctrip.com International Ltd. sponsored ADR (a)(d)	243,000	22,591,710
Qunar Cayman Islands Ltd. sponsored ADR (a)(d)	285,000	13,833,900
		36,425,610
Media - 0.9%
Poly Culture Group Corp. Ltd. (H Shares) (d)	4,978,100	11,968,205
Specialty Retail - 0.4%
China Harmony New Energy Auto	7,500,000	5,002,429
Textiles, Apparel & Luxury Goods - 1.6%
Best Pacific International Holdings Ltd.	9,297,000	3,946,589
Lao Feng Xiang Co. Ltd. (B Shares)	2,499,988	10,757,394
Toung Loong Textile Manufacturing Co. Ltd.	2,375,000	7,191,206
		21,895,189
TOTAL CONSUMER DISCRETIONARY		185,908,355
CONSUMER STAPLES - 2.0%
Beverages - 1.4%
Kweichow Moutai Co. Ltd.	555,952	18,771,044

	Shares	Value
Food & Staples Retailing - 0.6%
China Resources Beer Holdings Co. Ltd.	3,942,000	$ 7,443,167
TOTAL CONSUMER STAPLES		26,214,211
ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
China Petroleum & Chemical Corp. (H Shares)	29,576,000	21,319,684
FINANCIALS - 37.8%
Banks - 17.6%
Bank Communications Co. Ltd. (H Shares)	29,071,000	21,442,752
Bank of China Ltd. (H Shares)	89,124,000	42,027,437
China Construction Bank Corp. (H Shares)	90,503,000	65,592,590
China Merchants Bank Co. Ltd. (H Shares)	9,776,000	25,524,331
China Minsheng Banking Corp. Ltd. (H Shares)	10,800,000	10,853,532
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (a)(f)	4,809,000	26,200,354
Industrial & Commercial Bank of China Ltd. (H Shares)	48,916,000	31,027,702
Midea Group Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 2/10/17 (a)(f)	3,090,600	13,619,332
		236,288,030
Capital Markets - 4.6%
Beijing Yanjing Brewery Co. Ltd. ELS (UBS Warrant Programme) warrants 7/30/18 (a)(f)	10,595,900	14,753,023
Guotai Junan International Holdings Ltd.	27,600,000	10,181,009
Haitong Securities Co. Ltd. (H Shares)	5,600,000	9,743,426
Huatai Securities Co. Ltd. (a)	2,727,564	6,189,058
Huayi Brothers Media Corp. (UBS Warrant Programme) warrants 5/19/16 ELS (a)(f)	1,490,000	8,649,929
Tai Fook Securities Group Ltd.	21,756,000	12,022,457
Value Partners Group Ltd.	956,000	1,012,325
		62,551,227
Insurance - 12.0%
AIA Group Ltd.	7,498,200	43,964,430
China Life Insurance Co. Ltd. (H Shares)	2,796,200	10,083,333
China Pacific Insurance (Group) Co. Ltd. (H Shares)	7,908,800	31,503,886
New China Life Insurance Co. Ltd. (H Shares)	3,477,000	15,310,621
People's Insurance Co. of China Group (H Shares)	43,065,000	23,047,521
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	6,745,500	37,864,178
		161,773,969
Real Estate Management & Development - 3.6%
Beijing Capital Land Ltd. (H Shares)	35,170,000	16,877,281
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Greenland Hong Kong Holdings Ltd. (a)	12,000,000	$ 5,066,888
Greentown China Holdings Ltd. (a)(d)	15,740,500	13,767,822
Shimao Property Holdings Ltd.	6,908,500	12,099,133
		47,811,124
TOTAL FINANCIALS		508,424,350
HEALTH CARE - 5.5%
Health Care Providers & Services - 1.0%
China National Accord Medicines Corp. Ltd.	1,256,673	6,282,359
Phoenix Healthcare Group Ltd. (d)	4,576,500	6,930,318
		13,212,677
Life Sciences Tools & Services - 0.7%
JHL Biotech, Inc. (a)	4,010,696	8,944,229
Pharmaceuticals - 3.8%
CSPC Pharmaceutical Group Ltd.	19,732,000	18,371,405
Lee's Pharmaceutical Holdings Ltd.	8,273,500	10,682,214
Livzon Pharmaceutical Group, Inc.	1,690,000	8,087,083
Sino Biopharmaceutical Ltd.	11,404,000	14,171,754
		51,312,456
TOTAL HEALTH CARE		73,469,362
INDUSTRIALS - 12.9%
Air Freight & Logistics - 0.5%
Sinotrans Air Transportation Development Co. Ltd. (A Shares)	1,599,830	6,628,659
Airlines - 3.0%
Air China Ltd. (H Shares)	6,648,000	6,403,457
China Eastern Airlines Corp. Ltd. (H Shares) (a)	26,446,000	16,966,898
China Southern Airlines Ltd. (H Shares)	20,194,000	17,162,111
		40,532,466
Construction & Engineering - 1.9%
Beijing Urban Consolidated & Development Group Ltd. (H Shares) (d)	20,963,000	12,897,334
China Communications Construction Co. Ltd. (H Shares)	9,859,000	13,607,270
		26,504,604
Electrical Equipment - 1.7%
Harbin Electric Machinery Co. Ltd. (H Shares) (d)	21,974,000	13,099,547
Jiangnan Group Ltd.	44,374,000	10,161,406
		23,260,953
Machinery - 2.6%
HIWIN Technologies Corp.	1,339,000	7,485,862
Lonking Holdings Ltd.	28,600,000	4,587,050
Sinotruk Hong Kong Ltd.	8,000,000	3,329,894

	Shares	Value
Weichai Power Co. Ltd. (H Shares)	7,850,000	$ 8,323,944
Zhengzhou Yutong Bus Co. Ltd.	3,149,956	10,849,396
		34,576,146
Marine - 1.4%
China Shipping Development Co. Ltd. (H Shares) (d)	22,444,000	15,897,809
Sinotrans Shipping Ltd. (d)	12,186,000	2,567,548
		18,465,357
Trading Companies & Distributors - 1.8%
Summit Ascent Holdings Ltd. (a)(d)	48,136,000	23,957,754
TOTAL INDUSTRIALS		173,925,939
INFORMATION TECHNOLOGY - 14.0%
Electronic Equipment & Components - 3.4%
Largan Precision Co. Ltd.	159,000	12,415,370
Sunny Optical Technology Group Co. Ltd. (d)	4,500,000	10,463,038
Tongda Group Holdings Ltd.	65,800,000	13,400,975
Wasion Group Holdings Ltd.	8,250,000	9,152,424
		45,431,807
Internet Software & Services - 8.7%
58.com, Inc. ADR (a)(d)	254,478	13,357,550
Alibaba Group Holding Ltd. sponsored ADR (a)	95,000	7,963,850
Baozun, Inc. sponsored ADR (d)	382,374	3,303,711
NetEase, Inc. sponsored ADR	30,000	4,335,900
SINA Corp. (a)	150,000	7,146,000
Tencent Holdings Ltd.	4,263,400	80,362,442
		116,469,453
Software - 0.9%
China City Railway Transportation Technology Holdings Co. Ltd. (a)	48,540,000	12,889,066
Technology Hardware, Storage & Peripherals - 1.0%
ADLINK Technology, Inc.	3,488,336	9,412,544
Axiomtek Co. Ltd.	2,000,000	4,281,534
		13,694,078
TOTAL INFORMATION TECHNOLOGY		188,484,404
MATERIALS - 6.7%
Construction Materials - 4.7%
Asia Cement (China) Holdings Corp.	2,818,000	875,515
BBMG Corp. (H Shares)	34,800,000	24,387,043
China Shanshui Cement Group Ltd. (a)(d)	20,656,000	14,440,021
West China Cement Ltd. (d)	133,122,000	22,887,052
		62,589,631
Metals & Mining - 1.1%
Angang Steel Co. Ltd. (H Shares) (d)	16,946,000	7,041,687
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Fushan International Energy Group Ltd. (d)	30,000,000	$ 4,047,633
Maanshan Iron & Steel Ltd. (H Shares) (a)(d)	20,000,000	4,281,653
		15,370,973
Paper & Forest Products - 0.9%
Lee & Man Paper Manufacturing Ltd.	9,455,000	5,886,341
Nine Dragons Paper (Holdings) Ltd.	9,000,000	5,938,554
		11,824,895
TOTAL MATERIALS		89,785,499
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.4%
China Telecom Corp. Ltd. (H Shares)	13,024,000	6,793,608
China Unicom Ltd.	13,784,000	16,798,406
CITIC 1616 Holdings Ltd.	19,565,000	8,110,882
		31,702,896
UTILITIES - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
Beijing Jingneng Clean Energy Co. Ltd. (H Shares) (d)	50,462,000	17,460,148
TOTAL COMMON STOCKS (Cost $1,406,055,507)		1,316,694,848
Nonconvertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.6%
Internet & Catalog Retail - 0.6%
China Internet Plus Holdings Ltd. (e) (Cost $6,268,244)	1,983,088	7,654,720
Money Market Funds - 7.0%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	20,040,108	$ 20,040,108
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	74,180,545	74,180,545
TOTAL MONEY MARKET FUNDS (Cost $94,220,653)		94,220,653
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $1,506,544,404)	1,418,570,221
NET OTHER ASSETS (LIABILITIES) - (5.6)%	(75,006,869)
NET ASSETS - 100%	$ 1,343,563,352
Security Type Abbreviations
ELS - Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,654,720 or 0.6% of net assets.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,222,638 or 4.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. (formerly Meituan Corp. Series D)	1/26/15	$ 6,268,244
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,819
Fidelity Securities Lending Cash Central Fund	1,591,746
Total	$ 1,633,565
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Jintex Corp. Ltd.	$ 4,548,561	$ -	$ 3,438,888	$ 67,797	$ -
Perfect Shape (PRC) Holdings Ltd.	11,817,466	-	11,514,825	618,242	-
Total	$ 16,366,027	$ -	$ 14,953,713	$ 686,039	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,563,075	$ 63,516,666	$ 117,672,653	$ 12,373,756
Consumer Staples	26,214,211	-	26,214,211	-
Energy	21,319,684	-	21,319,684	-
Financials	508,424,350	-	508,424,350	-
Health Care	73,469,362	8,944,229	50,155,691	14,369,442
Industrials	173,925,939	7,485,862	150,542,268	15,897,809
Information Technology	188,484,404	62,216,459	126,267,945	-
Materials	89,785,499	-	75,345,478	14,440,021
Telecommunication Services	31,702,896	-	31,702,896	-
Utilities	17,460,148	-	17,460,148	-
Money Market Funds	94,220,653	94,220,653	-	-
Total Investments in Securities:	$ 1,418,570,221	$ 236,383,869	$ 1,125,105,324	$ 57,081,028
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Health Care
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	(1,817,855)
Net Unrealized Gain (Loss) on Investment Securities	(5,958,733)
Cost of Purchases	25,544,803
Proceeds of Sales	(3,398,773)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 14,369,442
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ (5,958,733)
Investments in Securities: - continued
Equities - Industrials
Beginning Balance	$ 28,267,179
Net Realized Gain (Loss) on Investment Securities	26,158,350
Net Unrealized Gain (Loss) on Investment Securities	(2,283,451)
Cost of Purchases	-
Proceeds of Sales	(56,940,777)
Amortization/Accretion	-
Transfers into Level 3	20,696,508
Transfers out of Level 3	-
Ending Balance	$ 15,897,809
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 106,019
Equities - Materials
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	756,975
Net Unrealized Gain (Loss) on Investment Securities	8,418,482
Cost of Purchases	4,180,368
Proceeds of Sales	(11,841,958)
Amortization/Accretion	-
Transfers into Level 3	12,926,154
Transfers out of Level 3	-
Ending Balance	$ 14,440,021
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 8,418,482
Other Investments in Securities
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,098,419
Cost of Purchases	11,275,337
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 12,373,756
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ 1,098,419

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $71,336,273) - See accompanying schedule: Unaffiliated issuers (cost $1,412,323,751)	$ 1,324,349,568
Fidelity Central Funds (cost $94,220,653)	94,220,653
Total Investments (cost $1,506,544,404)		$ 1,418,570,221
Foreign currency held at value (cost $10,322)		10,322
Receivable for investments sold		31,588,752
Receivable for fund shares sold		744,097
Distributions receivable from Fidelity Central Funds		146,630
Prepaid expenses		4,421
Other receivables		64,001
Total assets		1,451,128,444

Liabilities
Payable to custodian bank	$ 614,622
Payable for investments purchased	29,848,266
Payable for fund shares redeemed	1,720,602
Accrued management fee	778,922
Distribution and service plan fees payable	21,873
Other affiliated payables	279,048
Other payables and accrued expenses	121,214
Collateral on securities loaned, at value	74,180,545
Total liabilities		107,565,092

Net Assets		$ 1,343,563,352
Net Assets consist of:
Paid in capital		$ 1,260,547,395
Undistributed net investment income		15,009,760
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		155,980,478
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(87,974,281)
Net Assets		$ 1,343,563,352

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($32,761,115 ÷ 1,116,422 shares)	$ 29.34

Maximum offering price per share (100/94.25 of $29.34)	$ 31.13
Class T: Net Asset Value and redemption price per share ($6,409,433 ÷ 219,622 shares)	$ 29.18

Maximum offering price per share (100/96.50 of $29.18)	$ 30.24
Class B: Net Asset Value and offering price per share ($803,297 ÷ 27,731 shares)A	$ 28.97

Class C: Net Asset Value and offering price per share ($14,354,928 ÷ 500,466 shares)A	$ 28.68

China Region: Net Asset Value, offering price and redemption price per share ($1,262,273,952 ÷ 42,556,989 shares)	$ 29.66

Class I: Net Asset Value, offering price and redemption price per share ($26,960,627 ÷ 913,526 shares)	$ 29.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015
Investment Income
Dividends		$ 33,758,610
Special dividends		6,256,295
Interest		52
Income from Fidelity Central Funds		1,633,565
Income before foreign taxes withheld		41,648,522
Less foreign taxes withheld		(2,809,673)
Total income		38,838,849

Expenses
Management fee	$ 10,781,575
Transfer agent fees	3,034,252
Distribution and service plan fees	263,655
Accounting and security lending fees	701,186
Custodian fees and expenses	496,967
Independent trustees' compensation	6,577
Registration fees	169,544
Audit	76,554
Legal	3,876
Interest	8,766
Miscellaneous	11,466
Total expenses before reductions	15,554,418
Expense reductions	(386,498)	15,167,920
Net investment income (loss)		23,670,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $22,185)	238,768,578
Other affiliated issuers	(1,777,152)
Foreign currency transactions	(1,517,412)
Total net realized gain (loss)		235,474,014
Change in net unrealized appreciation (depreciation) on: Investment securities	(344,544,479)
Assets and liabilities in foreign currencies	3,269
Total change in net unrealized appreciation (depreciation)		(344,541,210)
Net gain (loss)		(109,067,196)
Net increase (decrease) in net assets resulting from operations		$ (85,396,267)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 23,670,929	$ 13,925,917
Net realized gain (loss)	235,474,014	191,786,909
Change in net unrealized appreciation (depreciation)	(344,541,210)	(115,260,428)
Net increase (decrease) in net assets resulting from operations	(85,396,267)	90,452,398
Distributions to shareholders from net investment income	(13,114,934)	(15,459,434)
Distributions to shareholders from net realized gain	(172,413,722)	(136,131,549)
Total distributions	(185,528,656)	(151,590,983)
Share transactions - net increase (decrease)	200,238,928	1,574,280
Redemption fees	2,391,591	349,352
Total increase (decrease) in net assets	(68,294,404)	(59,214,953)

Net Assets
Beginning of period	1,411,857,756	1,471,072,709
End of period (including undistributed net investment income of $15,009,760 and undistributed net investment income of $12,102,115, respectively)	$ 1,343,563,352	$ 1,411,857,756

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.18	$ 35.56	$ 28.53	$ 27.28	$ 31.61
Income from Investment Operations
Net investment income (loss) C	.40F	.21	.30	.36	.33
Net realized and unrealized gain (loss)	(.83)	2.01 I	7.06	1.42	(4.33)
Total from investment operations	(.43)	2.22	7.36	1.78	(4.00)
Distributions from net investment income	(.22)	(.30)	(.34)	(.19)	(.31)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.46)	(3.61)	(.34)	(.53)	(.34)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 29.34	$ 34.18	$ 35.56	$ 28.53	$ 27.28
Total ReturnA, B	(1.45)%	6.45% I	26.07%	6.70%	(12.79)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.28%	1.35%	1.35%	1.36%	1.37%
Expenses net of fee waivers, if any	1.28%	1.35%	1.35%	1.36%	1.37%
Expenses net of all reductions	1.26%	1.35%	1.31%	1.29%	1.31%
Net investment income (loss)	1.26%F	.64%	.94%	1.35%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,761	$ 21,728	$ 20,623	$ 13,539	$ 14,808
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

Financial Highlights - Fidelity China Region Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.02	$ 35.40	$ 28.40	$ 27.13	$ 31.48
Income from Investment Operations
Net investment income (loss) C	.30F	.12	.21	.29	.25
Net realized and unrealized gain (loss)	(.83)	1.99 J	7.04	1.40	(4.32)
Total from investment operations	(.53)	2.11	7.25	1.69	(4.07)
Distributions from net investment income	(.12)	(.19)	(.26)	(.08)	(.27)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.36)	(3.50)	(.26)	(.42)	(.29) I
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 29.18	$ 34.02	$ 35.40	$ 28.40	$ 27.13
Total ReturnA, B	(1.79)%	6.15% J	25.74%	6.38%	(13.04)%
Ratios to Average Net AssetsD, G
Expenses before reductions	1.62%	1.65%	1.64%	1.64%	1.63%
Expenses net of fee waivers, if any	1.62%	1.65%	1.64%	1.64%	1.63%
Expenses net of all reductions	1.60%	1.65%	1.60%	1.57%	1.57%
Net investment income (loss)	.92%F	.35%	.65%	1.06%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,409	$ 6,305	$ 5,965	$ 4,349	$ 5,281
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. ITotal distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. JAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.79	$ 35.12	$ 28.16	$ 26.94	$ 31.23
Income from Investment Operations
Net investment income (loss) C	.14F	(.04)	.06	.16	.10
Net realized and unrealized gain (loss)	(.80)	1.99 I	6.99	1.40	(4.29)
Total from investment operations	(.66)	1.95	7.05	1.56	(4.19)
Distributions from net investment income	-	-	(.10)	-	(.08)
Distributions from net realized gain	(4.21)	(3.29)	-	(.34)	(.03)
Total distributions	(4.21)	(3.29)	(.10)	(.34)	(.11)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 28.97	$ 33.79	$ 35.12	$ 28.16	$ 26.94
Total ReturnA, B	(2.23)%	5.68% I	25.12%	5.90%	(13.45)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.10%	2.11%	2.10%	2.11%	2.12%
Expenses net of fee waivers, if any	2.10%	2.11%	2.10%	2.11%	2.12%
Expenses net of all reductions	2.07%	2.11%	2.07%	2.04%	2.06%
Net investment income (loss)	.44%F	(.12)%	.19%	.59%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 803	$ 1,215	$ 1,494	$ 1,533	$ 1,801
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.65%.

Financial Highlights - Fidelity China Region Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.56	$ 34.99	$ 28.07	$ 26.86	$ 31.19
Income from Investment Operations
Net investment income (loss) C	.15F	(.02)	.06	.16	.10
Net realized and unrealized gain (loss)	(.80)	1.97 I	6.97	1.39	(4.28)
Total from investment operations	(.65)	1.95	7.03	1.55	(4.18)
Distributions from net investment income	(.04)	(.08)	(.12)	-	(.13)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.28)	(3.39)	(.12)	(.34)	(.16)
Redemption fees added to paid in capitalC	.05	.01	.01	-H	.01
Net asset value, end of period	$ 28.68	$ 33.56	$ 34.99	$ 28.07	$ 26.86
Total ReturnA, B	(2.21)%	5.71% I	25.14%	5.88%	(13.46)%
Ratios to Average Net AssetsD, G
Expenses before reductions	2.05%	2.07%	2.10%	2.11%	2.12%
Expenses net of fee waivers, if any	2.05%	2.07%	2.10%	2.11%	2.12%
Expenses net of all reductions	2.02%	2.07%	2.07%	2.04%	2.06%
Net investment income (loss)	.49%F	(.07)%	.19%	.59%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,355	$ 10,445	$ 6,957	$ 4,515	$ 5,230
Portfolio turnover rateE	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.005 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity China Region Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.51	$ 35.83	$ 28.73	$ 27.49	$ 31.81
Income from Investment Operations
Net investment income (loss) B	.51E	.33	.41	.45	.44
Net realized and unrealized gain (loss)	(.84)	2.03 I	7.11	1.42	(4.37)
Total from investment operations	(.33)	2.36	7.52	1.87	(3.93)
Distributions from net investment income	(.33)	(.38)	(.43)	(.29)	(.38)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.57)	(3.69)	(.43)	(.63)	(.40) H
Redemption fees added to paid in capitalB	.05	.01	.01	-G	.01
Net asset value, end of period	$ 29.66	$ 34.51	$ 35.83	$ 28.73	$ 27.49
Total ReturnA	(1.14)%	6.83% I	26.51%	7.01%	(12.52)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.99%	1.01%	1.02%	1.04%	1.04%
Expenses net of fee waivers, if any	.98%	1.01%	1.02%	1.04%	1.04%
Expenses net of all reductions	.96%	1.01%	.98%	.98%	.98%
Net investment income (loss)	1.55%E	.99%	1.27%	1.66%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$1,262,274	$ 1,352,761	$ 1,425,828	$ 1,265,488	$ 1,515,084
Portfolio turnover rateD	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.005 per share. HTotal distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

Financial Highlights - Fidelity China Region Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 34.39	$ 35.75	$ 28.68	$ 27.46	$ 31.79
Income from Investment Operations
Net investment income (loss) B	.51E	.34	.42	.45	.43
Net realized and unrealized gain (loss)	(.84)	2.02 I	7.10	1.42	(4.37)
Total from investment operations	(.33)	2.36	7.52	1.87	(3.94)
Distributions from net investment income	(.36)	(.43)	(.46)	(.31)	(.37)
Distributions from net realized gain	(4.24)	(3.31)	-	(.34)	(.03)
Total distributions	(4.60)	(3.73) H	(.46)	(.65)	(.40)
Redemption fees added to paid in capitalB	.05	.01	.01	-G	.01
Net asset value, end of period	$ 29.51	$ 34.39	$ 35.75	$ 28.68	$ 27.46
Total ReturnA	(1.14)%	6.87% I	26.58%	7.02%	(12.56)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.97%	.98%	.97%	1.04%	1.06%
Expenses net of fee waivers, if any	.97%	.98%	.97%	1.04%	1.06%
Expenses net of all reductions	.95%	.98%	.93%	.98%	1.01%
Net investment income (loss)	1.57%E	1.01%	1.32%	1.66%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,961	$ 19,404	$ 10,206	$ 1,958	$ 2,034
Portfolio turnover rateD	151%	87%	92%	107%	87%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.005 per share. HTotal distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share. IAmount includes a reimbursement from the investment adviser for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 10/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 57,081,027	Adjusted transaction price	Proxy movement	0.0% - 0.1% / 0.1%	Increase
		Last transaction price	Transaction price	$ 5.49	Increase
		Proposed transaction price	Transaction price	$ 4.97	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 101,234,198
Gross unrealized depreciation	(193,197,636)
Net unrealized appreciation (depreciation) on securities	$ (91,963,438)
Tax Cost	$ 1,510,533,659

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,009,766
Undistributed long-term capital gain	$ 159,969,732
Net unrealized appreciation (depreciation) on securities and other investments	$ (91,963,536)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 14,374,708	$ 31,270,708
Long-term Capital Gains	171,153,948	120,320,275
Total	$ 185,528,656	$ 151,590,983

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,320,693,042 and $2,245,851,175, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 79,736	$ 10,281
Class T	.25%	.25%	35,794	168
Class B	.75%	.25%	11,489	8,617
Class C	.75%	.25%	136,636	61,680
			$ 263,655	$ 80,746

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 52,066
Class T	5,399
Class B A	593
Class C A	11,997
$ 70,055

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 76,868.24
Class T	23,452.33
Class B	3,439.30
Class C	35,649.26
China Region	2,845,557.19
Class I	49,287.18
	$ 3,034,252

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,235 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,713,842.36%		$ 5,540

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $25,050.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviseror an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,209 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,320,290. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $11,395 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $30,719,500. The weighted average interest rate was .63%. The interest expense amounted to $3,226 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $336,939 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $217.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,986 and a portion of class-level operating expenses as follows:

Reimbursement
Class A	$ 320
Class T	14
Class B	3
Class C	160
China Region	40,540
Class I	319
$ 41,356

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 147,088	$ 180,108
Class T	22,529	32,344
Class C	12,652	17,191
China Region	12,728,622	15,122,632
Class I	204,043	107,159
Total	$ 13,114,934	$ 15,459,434
From net realized gain
Class A	$ 2,783,517	$ 1,978,191
Class T	789,251	554,033
Class B	149,794	137,166
Class C	1,276,956	701,626
China Region	165,004,911	131,926,962
Class I	2,409,293	833,571
Total	$ 172,413,722	$ 136,131,549

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,058,546	299,718	$ 35,978,665	$ 10,085,846
Reinvestment of distributions	93,297	60,028	2,812,898	2,013,956
Shares redeemed	(671,056)	(304,062)	(22,101,227)	(10,090,492)
Net increase (decrease)	480,787	55,684	$ 16,690,336	$ 2,009,310
Class T
Shares sold	151,664	59,364	$ 5,390,399	$ 1,971,301
Reinvestment of distributions	26,640	17,176	801,072	574,877
Shares redeemed	(143,989)	(59,747)	(4,554,275)	(1,983,826)
Net increase (decrease)	34,315	16,793	$ 1,637,196	$ 562,352
Class B
Shares sold	2,771	1,463	$ 95,500	$ 48,104
Reinvestment of distributions	4,834	3,586	144,877	119,685
Shares redeemed	(15,827)	(11,640)	(523,534)	(382,157)
Net increase (decrease)	(8,222)	(6,591)	$ (283,157)	$ (214,368)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class C
Shares sold	412,366	172,291	$ 14,420,908	$ 5,779,242
Reinvestment of distributions	38,139	18,485	1,131,586	612,773
Shares redeemed	(261,252)	(78,373)	(7,778,046)	(2,559,009)
Net increase (decrease)	189,253	112,403	$ 7,774,448	$ 3,833,006
China Region
Shares sold	18,091,274	6,962,379	$ 635,141,274	$ 236,836,534
Reinvestment of distributions	5,608,420	4,157,611	170,439,887	140,360,927
Shares redeemed	(20,336,385)	(11,721,340)	(642,334,138)	(391,493,808)
Net increase (decrease)	3,363,309	(601,350)	$ 163,247,023	$ (14,296,347)
Class I
Shares sold	1,017,162	632,067	$ 33,130,120	$ 21,560,054
Reinvestment of distributions	58,945	23,866	1,781,897	802,629
Shares redeemed	(726,796)	(377,199)	(23,738,935)	(12,682,356)
Net increase (decrease)	349,311	278,734	$ 11,173,082	$ 9,680,327

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Asia Fund A	-4.69%	2.59%	8.31%

A Prior to December 1, 2010, Fidelity Emerging Asia Fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Asia Fund on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.
Annual Report

Fidelity Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Colin Chickles: For the year, the fund recorded a mid-single-digit decline, but handily outpaced the -7.22% return of the benchmark MSCI AC (All Country) Asia ex Japan Index. The fund's relative performance was particularly bolstered by stock selection in industrials, consumer staples and information technology. Geographically, our picks in China, South Korea and Hong Kong were beneficial. The three biggest relative contributors were overweighted positions in China Railway Group, CRRC and China Communications Construction, three companies with a strong presence in rail transportation. Given the huge gains in these positions, I sold the first two and considerably reduced our share count in China Communications Construction. Conversely, stock picking in utilities, materials and financials were negatives. From a country perspective, stock selection in Singapore detracted. At the stock level, the biggest relative detractor by a wide margin was Hong Kong Exchanges and Clearing, the company operating the stock exchange in that nation. This was a case of bad timing because the fund didn't own this benchmark stock as it raced higher in April. I bought it in May and sold it for a loss in July. Not owning strong-performing benchmark component CK Hutchison Holdings for most of the period also worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Asia Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Actual	1.13%	$ 1,000.00	$ 838.50	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Asia Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.6	98.6
Bonds	0.0	0.0
Short-Term Investments and Net Other Assets (Liabilities)	6.4	1.4
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	6.0	5.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.9	3.7
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.5	3.0
AIA Group Ltd. (Hong Kong, Insurance)	2.7	2.6
China Construction Bank Corp. (H Shares) (China, Banks)	2.6	2.6
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.8	2.0
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.8	1.5
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.6	1.6
China Mobile Ltd. (Hong Kong, Wireless Telecommunication Services)	1.5	1.0
Bank of China Ltd. (H Shares) (China, Banks)	1.5	1.8
	26.9
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.2	32.9
Information Technology	20.9	20.4
Consumer Discretionary	8.7	10.5
Telecommunication Services	6.8	6.6
Utilities	6.2	5.4
Industrials	5.2	5.4
Energy	4.8	6.1
Consumer Staples	3.3	4.5
Materials	2.9	5.3
Health Care	1.6	1.5
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Emerging Asia Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
Australia - 0.1%
Beacon Lighting Group Ltd.	438,521	$ 561,009
Sino Gas & Energy Ltd. (a)	4,797,856	295,315
TOTAL AUSTRALIA		856,324
Bermuda - 2.2%
Brilliance China Automotive Holdings Ltd.	2,294,000	3,180,961
BW LPG Ltd.	33,694	228,810
Cheung Kong Infrastructure Holdings Ltd.	375,000	3,478,867
China Foods Ltd. (a)	2,446,000	1,115,539
CSI Properties Ltd.	31,520,000	1,053,647
Digital China Holdings Ltd. (H Shares)	1,713,000	1,747,671
Hongkong Land Holdings Ltd.	646,600	4,848,332
Joy City Property Ltd.	2,692,000	421,179
Kerry Logistics Network Ltd.	1,607,000	2,390,171
PAX Global Technology Ltd.	788,000	1,030,437
Skyworth Digital Holdings Ltd.	3,879,200	2,870,913
TOTAL BERMUDA		22,366,527
Cayman Islands - 12.3%
58.com, Inc. ADR (a)	56,000	2,939,440
Alibaba Group Holding Ltd. sponsored ADR (a)	87,200	7,309,976
AMVIG Holdings Ltd.	1,270,000	581,923
Belle International Holdings Ltd.	2,588,000	2,512,008
Changyou.com Ltd. (A Shares) ADR (a)	45,500	908,180
Cheung Kong Property Holdings Ltd.	1,421,500	9,946,438
China Modern Dairy Holdings Ltd.	7,297,000	2,194,938
China Resources Cement Holdings Ltd.	9,945,706	4,013,486
China Sanjiang Fine Chemicals Ltd. (a)(e)	6,490,000	1,368,069
China State Construction International Holdings Ltd.	1,762,000	2,673,657
ChinaCache International Holdings Ltd. sponsored ADR (a)	44,200	331,942
CK Hutchison Holdings Ltd.	1,016,000	13,912,599
Cosmo Lady (China) Holdings Co. Ltd.	1,369,000	1,359,667
Ctrip.com International Ltd. sponsored ADR (a)	32,700	3,040,119
ENN Energy Holdings Ltd.	742,000	4,250,653
Greatview Aseptic Pack Co. Ltd.	2,407,000	1,129,986
iKang Healthcare Group, Inc. sponsored ADR (a)	32,300	499,358
International Housewares Retail Co. Ltd.	6,982,000	1,457,304
Ju Teng International Holdings Ltd.	2,818,000	1,541,124
Lee's Pharmaceutical Holdings Ltd.	333,500	430,594
Longfor Properties Co. Ltd.	3,694,000	4,949,405
MGM China Holdings Ltd.	1,073,200	1,565,351
New Oriental Education & Technology Group, Inc. sponsored ADR	53,300	1,466,283
Pico Far East Holdings Ltd.	2,384,000	632,839
Samson Holding Ltd.	4,079,000	514,839
Sino Biopharmaceutical Ltd.	4,372,000	5,433,086

	Shares	Value
SITC International Holdings Co. Ltd.	2,863,000	$ 1,469,547
Sitoy Group Holdings Ltd.	1,108,000	529,689
SOHO China Ltd.	2,636,500	1,355,859
Stella International Holdings Ltd.	449,000	1,108,891
TCC International Holdings Ltd.	2,076,000	408,671
Tencent Holdings Ltd.	1,875,500	35,352,010
Value Partners Group Ltd.	943,000	998,559
Vipshop Holdings Ltd. ADR (a)	85,200	1,748,304
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	47,700	2,132,190
Youku Tudou, Inc. ADR (a)	57,200	1,392,248
Zhen Ding Technology Holding Ltd.	282,000	806,087
TOTAL CAYMAN ISLANDS		124,265,319
China - 16.3%
Agricultural Bank of China Ltd. (H Shares)	12,870,000	5,262,680
Anhui Conch Cement Co. Ltd. (H Shares)	918,500	2,802,619
Bank of China Ltd. (H Shares)	32,501,000	15,326,216
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	165,000	101,515
China Communications Construction Co. Ltd. (H Shares)	6,529,000	9,011,245
China Construction Bank Corp. (H Shares)	35,640,000	25,830,303
China Life Insurance Co. Ltd. (H Shares)	1,343,000	4,842,971
China National Building Materials Co. Ltd. (H Shares)	1,556,000	966,771
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,553,600	10,172,001
China Petroleum & Chemical Corp. (H Shares)	15,912,000	11,470,071
China Telecom Corp. Ltd. (H Shares)	16,808,000	8,767,426
China Vanke Co. Ltd. (H Shares)	2,906,100	6,781,803
Chongqing Changan Automobile Co. Ltd. (B Shares)	867,043	1,595,748
Huadian Fuxin Energy Corp. Ltd. (H Shares)	6,500,000	1,991,400
Huadian Power International Corp. Ltd. (H Shares)	3,846,000	2,812,045
Industrial & Commercial Bank of China Ltd. (H Shares)	29,500,000	18,712,021
Jiangling Motors Corp. Ltd. (B Shares)	252,994	813,591
Jiangsu Hengrui Medicine Co. Ltd.	249,772	2,072,351
Kweichow Moutai Co. Ltd.	102,740	3,468,891
PICC Property & Casualty Co. Ltd. (H Shares)	2,553,120	5,793,209
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	2,894,000	16,244,745
SAIC Motor Corp. Ltd.	608,258	1,713,894
Shenzhen Expressway Co. (H Shares)	1,450,000	1,117,359
Tong Ren Tang Technologies Co. Ltd. (H Shares)	805,000	1,257,371
Zhejiang Expressway Co. Ltd. (H Shares)	3,964,000	4,873,140
TOTAL CHINA		163,801,386
Common Stocks - continued
	Shares	Value
Hong Kong - 12.1%
AIA Group Ltd.	4,648,600	$ 27,256,282
China Everbright Ltd.	1,244,000	2,927,812
China Mobile Ltd.	1,290,500	15,472,960
China Power International Development Ltd.	5,611,000	3,526,130
China Resources Power Holdings Co. Ltd.	1,846,000	4,175,961
CNOOC Ltd. sponsored ADR	121,400	13,800,752
Dah Sing Banking Group Ltd.	672,400	1,275,915
Fosun International Ltd.	2,140,044	3,896,997
Henderson Land Development Co. Ltd.	689,600	4,404,306
HKT Trust/HKT Ltd. unit	4,935,300	5,880,041
Hysan Development Co. Ltd.	1,181,000	5,238,360
Lenovo Group Ltd.	3,550,000	3,298,436
Magnificent Estates Ltd.	6,930,000	196,315
New World Development Co. Ltd.	5,651,000	6,027,395
PCCW Ltd.	11,763,000	6,333,687
Power Assets Holdings Ltd.	747,000	7,429,969
Shun Ho Technology Holdings Ltd. (a)	114,345	39,037
Techtronic Industries Co. Ltd.	1,191,000	4,353,912
Wheelock and Co. Ltd.	1,403,000	6,539,544
TOTAL HONG KONG		122,073,811
India - 9.1%
Adani Ports & Special Economic Zone (a)	287,109	1,296,322
Apollo Tyres Ltd.	1,505,572	3,943,527
Axis Bank Ltd. (a)	253,263	1,834,254
Bajaj Finserv Ltd.	150,557	4,527,138
Bharat Petroleum Corp. Ltd. (a)	296,446	3,940,293
Bharti Infratel Ltd.	338,462	2,010,234
Cox & Kings India Ltd. (a)	849,656	3,506,437
Dr. Reddy's Laboratories Ltd. (a)	78,196	5,080,717
Edelweiss Financial Services Ltd.	1,859,207	1,687,381
GAIL India Ltd.	346,154	1,630,066
HCL Technologies Ltd.	207,262	2,758,706
Hexaware Technologies Ltd.	582,388	2,129,388
IL&FS Transportation Networks Ltd.	478,364	683,830
Indian Oil Corp. Ltd. (a)	798,303	4,865,682
JK Tyre & Industries Ltd. (a)	1,736,660	2,698,727
Just Dial Ltd.	59,523	728,132
LIC Housing Finance Ltd. (a)	264,934	1,934,417
Mahindra & Mahindra Ltd. (a)	184,403	3,329,684
Maruti Suzuki India Ltd. (a)	37,348	2,540,165
McLeod Russel India Ltd. (a)	344,049	902,864
NTPC Ltd.	2,274,698	4,615,229
Oil & Natural Gas Corp. Ltd.	778,463	2,936,714
Petronet LNG Ltd.	1,559,744	4,622,611
Power Finance Corp. Ltd.	515,863	1,882,955
Power Grid Corp. of India Ltd.	477,859	939,364
Redington India Ltd. (a)	691,026	1,255,873
Reliance Capital Ltd. (a)	73,076	469,907
Reliance Infrastructure Ltd. (a)	284,775	1,722,326
Shriram City Union Finance Ltd.	51,853	1,453,373

	Shares	Value
Sun TV Ltd.	386,314	$ 2,340,237
Tata Motors Ltd. (a)	969,869	5,723,974
The Jammu & Kashmir Bank Ltd.	1,080,744	1,371,619
UPL Ltd.	360,637	2,526,343
Vakrangee Ltd.	275,786	551,102
VST Industries Ltd. (a)	42,310	1,035,444
Yes Bank Ltd. (a)	553,210	6,393,619
TOTAL INDIA		91,868,654
Indonesia - 1.4%
PT ACE Hardware Indonesia Tbk	12,337,500	600,611
PT Bank Rakyat Indonesia Tbk	11,370,900	8,702,788
PT Gudang Garam Tbk	990,900	3,101,676
PT Summarecon Agung Tbk	12,677,200	1,283,129
Sunway Construction Group Bhd (a)	178,640	53,733
TOTAL INDONESIA		13,741,937
Israel - 0.0%
Sarine Technologies Ltd.	342,000	380,141
Japan - 1.3%
Fuji Media Holdings, Inc.	282,000	3,354,631
KDDI Corp.	207,700	5,025,994
NGK Insulators Ltd.	47,000	1,017,543
SoftBank Corp.	68,800	3,854,720
TOTAL JAPAN		13,252,888
Korea (South) - 16.5%
AMOREPACIFIC Corp.	17,507	5,788,287
BGFretail Co. Ltd.	8,244	1,227,463
Daewoo International Corp.	54,417	950,821
DGB Financial Group Co. Ltd.	277,359	2,574,954
Dongbu Insurance Co. Ltd.	144,722	8,669,859
Duksan Hi-Metal Co. Ltd. (a)	69,051	512,846
Global & Yuasa Battery Co. Ltd.	16,340	583,893
Hana Financial Group, Inc.	86,193	2,098,641
Hyosung Corp.	31,512	3,229,113
Hyundai Mobis	21,949	4,613,679
Hyundai Motor Co.	100,415	13,719,698
Hyundai Steel Co.	105,985	4,836,192
KB Financial Group, Inc.	239,936	7,590,053
Korea Aerospace Industries Ltd.	23,342	1,839,933
Korea Electric Power Corp.	149,171	6,706,243
Korea Petro Chemical Industries Co. Ltd.	14,005	2,171,090
Korea Zinc Co. Ltd.	15,172	6,298,579
LG Household & Health Care Ltd.	10,504	8,712,164
LOTTE Hi-Mart Co. Ltd.	19,088	972,982
Samsung Card Co. Ltd.	63,024	2,130,662
Samsung Electronics Co. Ltd.	49,994	60,074,935
Shinhan Financial Group Co. Ltd.	298,241	11,365,302
SK Energy Co. Ltd. (a)	59,523	6,177,668
SK Telecom Co. Ltd.	14,005	2,961,264
TOTAL KOREA (SOUTH)		165,806,321
Common Stocks - continued
	Shares	Value
Malaysia - 2.1%
AEON Credit Service Bhd	165,700	$ 493,760
AMMB Holdings Bhd	773,000	856,825
Cahya Mata Sarawak Bhd	912,300	1,124,791
Eversendai Corp. Bhd	943,000	170,772
Glomac Bhd	1,592,200	335,244
Media Prima Bhd	3,540,600	1,146,495
MISC Bhd	901,800	1,892,173
Sunway Bhd	1,786,400	1,287,521
Tenaga Nasional Bhd	2,550,100	7,495,470
YTL Corp. Bhd	10,322,700	3,625,083
YTL Power International Bhd	8,024,300	2,818,066
TOTAL MALAYSIA		21,246,200
Philippines - 1.1%
ABS CBN Broadcasting Corp. (depositary receipt)	357,700	515,622
Globe Telecom, Inc.	56,020	2,723,128
LT Group, Inc.	1,862,300	496,967
Metropolitan Bank & Trust Co.	2,369,231	4,301,978
Robinsons Retail Holdings, Inc.	322,580	529,633
Security Bank Corp.	827,248	2,506,813
TOTAL PHILIPPINES		11,074,141
Singapore - 4.1%
Boustead Projects Pte Ltd. (a)	123,026	74,171
Boustead Singapore Ltd.	630,288	430,872
CapitaLand Ltd.	1,785,700	3,939,099
Centurion Corp. Ltd.	927,500	277,138
CWT Ltd.	422,000	602,410
Frasers Centrepoint Ltd.	438,000	509,315
Hyflux Ltd.	1,645,000	795,613
Interplex Holdings Ltd.	707,000	356,025
Mapletree Industrial (REIT)	5,109,251	5,557,783
Sheng Siong Group Ltd.	2,091,000	1,265,718
Singapore Telecommunications Ltd.	3,118,500	8,860,448
Sound Global Ltd. (a)	1,008,000	892,113
United Overseas Bank Ltd.	818,100	11,879,456
UOL Group Ltd.	602,000	2,809,390
Wing Tai Holdings Ltd.	2,134,000	2,655,602
TOTAL SINGAPORE		40,905,153
Taiwan - 12.5%
ASUSTeK Computer, Inc.	484,000	4,338,334
Cathay Financial Holding Co. Ltd.	6,795,000	9,711,628
China Life Insurance Co. Ltd.	2,998,600	2,484,594
Chinatrust Financial Holding Co. Ltd.	11,794,791	6,485,046
Delta Electronics, Inc.	421,000	2,152,657
E.SUN Financial Holdings Co. Ltd.	6,230,312	3,751,813
Fubon Financial Holding Co. Ltd.	6,424,000	10,427,993
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,754,600	18,017,815
Novatek Microelectronics Corp.	690,000	2,359,156

	Shares	Value
PChome Online, Inc.	85,053	$ 956,240
Pegatron Corp.	3,275,000	8,050,054
Pou Chen Corp.	2,531,000	3,586,201
Realtek Semiconductor Corp.	556,000	1,166,290
Richtek Technology Corp.	203,000	1,184,922
Sinopac Holdings Co.	20,761,341	6,874,616
Taiwan Semiconductor Manufacturing Co. Ltd.	9,325,192	39,291,457
Wistron NeWeb Corp.	849,661	2,245,523
Yuanta Financial Holding Co. Ltd.	7,690,560	3,032,163
TOTAL TAIWAN		126,116,502
Thailand - 1.8%
Asian Property Development PCL (For. Reg.)	19,305,200	3,250,166
Bangkok Expressway PCL (For.Reg.)	1,427,400	1,443,404
CH. Karnchang PCL	1,658,600	1,318,405
Intouch Holdings PCL NVDR	2,797,600	5,895,821
Preuksa Real Estate PCL (For. Reg.)	3,115,000	2,451,264
Thai Beverage PCL	8,158,100	3,922,974
TOTAL THAILAND		18,282,034
United States of America - 0.7%
China Biologic Products, Inc. (a)	4,700	535,518
Cognizant Technology Solutions Corp. Class A (a)	101,600	6,919,976
TOTAL UNITED STATES OF AMERICA		7,455,494
TOTAL COMMON STOCKS (Cost $964,605,507)		943,492,832
Nonconvertible Bonds - 0.0%
Principal Amount (d)
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $449,651)	INR	2,245,016	437,379
Money Market Funds - 2.6%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	25,946,724	$ 25,946,724
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	408,750	408,750
TOTAL MONEY MARKET FUNDS (Cost $26,355,474)		26,355,474
TOTAL INVESTMENT PORTFOLIO - 96.2% (Cost $991,410,632)	970,285,685
NET OTHER ASSETS (LIABILITIES) - 3.8%	37,892,770
NET ASSETS - 100%	$ 1,008,178,455
Currency Abbreviations
INR	-	Indian rupee
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 31,580
Fidelity Securities Lending Cash Central Fund	29,784
Total	$ 61,364
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 84,714,375	$ 29,731,159	$ 53,269,322	$ 1,713,894
Consumer Staples	33,265,591	15,727,914	17,537,677	-
Energy	48,768,788	20,207,230	28,561,558	-
Financials	337,781,102	58,241,969	279,539,133	-
Health Care	17,441,185	3,167,066	14,274,119	-
Industrials	53,147,671	2,790,754	50,356,917	-
Information Technology	211,350,957	121,666,621	89,684,336	-
Materials	30,332,842	16,534,974	13,797,868	-
Telecommunication Services	67,785,723	-	67,785,723	-
Utilities	58,904,598	-	58,012,485	892,113
Corporate Bonds	437,379	-	437,379	-
Money Market Funds	26,355,474	26,355,474	-	-
Total Investments in Securities:	$ 970,285,685	$ 294,423,161	$ 673,256,517	$ 2,606,007

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 13,926,206
Level 2 to Level 1	$ 48,102,830
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Industrials
Beginning Balance	$ 10,638,444
Net Realized Gain (Loss) on Investment Securities	7,355,917
Net Unrealized Gain (Loss) on Investment Securities	(2,498,797)
Cost of Purchases	5,745,191
Proceeds of Sales	(21,240,755)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ -
Other Investments in Securities
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	(354,454)
Net Unrealized Gain (Loss) on Investment Securities	(1,002,451)
Cost of Purchases	6,158,278
Proceeds of Sales	(2,195,366)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,606,007
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2015	$ (1,002,451)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $371,373) - See accompanying schedule: Unaffiliated issuers (cost $965,055,158)	$ 943,930,211
Fidelity Central Funds (cost $26,355,474)	26,355,474
Total Investments (cost $991,410,632)		$ 970,285,685
Receivable for investments sold		38,742,843
Receivable for fund shares sold		30,153,118
Dividends receivable		361,878
Interest receivable		1,760
Distributions receivable from Fidelity Central Funds		5,827
Prepaid expenses		3,014
Other receivables		401,301
Total assets		1,039,955,426

Liabilities
Payable to custodian bank	$ 12,436
Payable for investments purchased	29,478,054
Payable for fund shares redeemed	853,723
Accrued management fee	678,531
Other affiliated payables	200,952
Other payables and accrued expenses	144,525
Collateral on securities loaned, at value	408,750
Total liabilities		31,776,971

Net Assets		$ 1,008,178,455
Net Assets consist of:
Paid in capital		$ 1,132,927,505
Undistributed net investment income		2,018,342
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(105,457,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(21,309,790)
Net Assets, for 32,312,071 shares outstanding		$ 1,008,178,455
Net Asset Value, offering price and redemption price per share ($1,008,178,455 ÷ 32,312,071 shares)		$ 31.20

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 28,933,142
Interest		1,786
Income from Fidelity Central Funds		61,364
Income before foreign taxes withheld		28,996,292
Less foreign taxes withheld		(2,913,891)
Total income		26,082,401

Expenses
Management fee
Basic fee	$ 7,768,076
Performance adjustment	952,845
Transfer agent fees	2,180,284
Accounting and security lending fees	513,883
Custodian fees and expenses	590,705
Independent trustees' compensation	4,749
Registration fees	29,347
Audit	102,867
Legal	2,974
Interest	1,128
Miscellaneous	8,097
Total expenses before reductions	12,154,955
Expense reductions	(93,335)	12,061,620
Net investment income (loss)		14,020,781
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,118,057)	31,998,977
Foreign currency transactions	(344,272)
Total net realized gain (loss)		31,654,705
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,122,468)	(108,944,357)
Assets and liabilities in foreign currencies	(18,957)
Total change in net unrealized appreciation (depreciation)		(108,963,314)
Net gain (loss)		(77,308,609)
Net increase (decrease) in net assets resulting from operations		$ (63,287,828)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Asia Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,020,781	$ 14,965,203
Net realized gain (loss)	31,654,705	65,949,959
Change in net unrealized appreciation (depreciation)	(108,963,314)	72,565
Net increase (decrease) in net assets resulting from operations	(63,287,828)	80,987,727
Distributions to shareholders from net investment income	(9,800,314)	(14,440,335)
Share transactions
Proceeds from sales of shares	198,826,376	110,553,504
Reinvestment of distributions	9,282,114	13,734,257
Cost of shares redeemed	(238,285,271)	(252,013,027)
Net increase (decrease) in net assets resulting from share transactions	(30,176,781)	(127,725,266)
Redemption fees	166,559	106,318
Total increase (decrease) in net assets	(103,098,364)	(61,071,556)

Net Assets
Beginning of period	1,111,276,819	1,172,348,375
End of period (including undistributed net investment income of $2,018,342 and undistributed net investment income of $8,444,054, respectively)	$ 1,008,178,455	$ 1,111,276,819
Other Information Shares
Sold	5,802,749	3,409,047
Issued in reinvestment of distributions	283,510	448,392
Redeemed	(7,416,166)	(8,143,143)
Net increase (decrease)	(1,329,907)	(4,285,704)

Financial Highlights - Fidelity Emerging Asia Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 33.03	$ 30.91	$ 28.57	$ 27.32	$ 29.70
Income from Investment Operations
Net investment income (loss) B	.42	.43	.39	.46	.50
Net realized and unrealized gain (loss)	(1.96)	2.08	2.49	1.30	(2.30)
Total from investment operations	(1.54)	2.51	2.88	1.76	(1.80)
Distributions from net investment income	(.29)	(.39)	(.46)	(.51)	(.49)
Distributions from net realized gain	-	-	(.08)	-	(.11)
Total distributions	(.29)	(.39)	(.54)	(.51)	(.59) G
Redemption fees added to paid in capitalB	-F	-F	-F	-F	.01
Net asset value, end of period	$ 31.20	$ 33.03	$ 30.91	$ 28.57	$ 27.32
Total ReturnA	(4.69)%	8.21%	10.19%	6.60%	(6.20)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.09%	1.04%	1.08%	.94%	.82%
Expenses net of fee waivers, if any	1.09%	1.04%	1.08%	.94%	.82%
Expenses net of all reductions	1.09%	1.04%	1.05%	.91%	.78%
Net investment income (loss)	1.26%	1.36%	1.31%	1.68%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,008,178	$ 1,111,277	$ 1,172,348	$ 1,325,208	$ 1,525,635
Portfolio turnover rateD	68%	90%	97%	94%	115%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FAmount represents less than $.005 per share. GTotal distributions of $.59 per share is comprised of distributions from net investment income of $.485 and distributions from net realized gain of $.105 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 93,493,956
Gross unrealized depreciation	(115,220,104)
Net unrealized appreciation (depreciation) on securities	$ (21,726,148)
Tax Cost	$ 992,011,833

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,018,754
Capital loss carryforward	$ (104,856,402)
Net unrealized appreciation (depreciation) on securities and other investments	$ (21,909,092)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (104,856,402)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 9,800,314	$ 14,440,335

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $734,446,028 and $816,658,578, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,180 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,799,667.36%		$ 1,128

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,610 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $29,784. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $54,821 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $38,514.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets Fund	-10.76%	-1.64%	5.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.
Annual Report

Fidelity Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Sammy Simnegar: For the year, the fund's share classes recorded low-double-digit declines but handily topped the -14.22% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, sector and industry positioning - especially a sizable underweighting in energy - drove the fund's success, with stock selection also adding value. Geographically, non-benchmark exposure to the U.S. bolstered relative results, as did positioning in India and picks in Mexico. The fund's top relative contributor was Brazil-based oil producer Petroleo Brasileiro. This weak-performing index name helped our relative results because the fund didn't own it, as did Brazilian metals miner Vale, also an index stock. Two other contributors - both out-of-benchmark positions established during the period - were health care holdings China Biologic Products and Jiangsu Hengrui Medicine. Conversely, stock selection in consumer discretionary detracted most. Underweighting China was a negative, along with stock picking in Russia. The fund's first- and fourth-biggest relative detractors were China Life Insurance and Ping An Insurance Group. In both cases, the fund didn't own the stock early on, when China-based stocks were flying higher, but we built positions later.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Emerging Markets	1.04%
Actual		$ 1,000.00	$ 887.10	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Class K	.84%
Actual		$ 1,000.00	$ 887.60	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	99.1
Short-Term Investments and Net Other Assets (Liabilities)	0.7	0.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.5	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.4	3.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.2	3.0
Naspers Ltd. Class N (South Africa, Media)	2.2	2.0
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4	0.0
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.1
Ambev SA sponsored ADR (Brazil, Beverages)	1.0	1.1
Tata Consultancy Services Ltd. (India, IT Services)	1.0	0.8
Fomento Economico Mexicano S.A.B. de CV unit (Mexico, Beverages)	0.9	0.8
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	0.9	0.8
	19.8
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	22.3
Financials	19.8	23.3
Consumer Discretionary	18.5	16.6
Industrials	11.3	11.5
Consumer Staples	8.5	7.3
Health Care	8.4	7.5
Materials	4.7	5.2
Utilities	2.5	2.0
Telecommunication Services	1.4	2.3
Energy	1.1	1.1
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 0.9%
Amcor Ltd.	1,413,962	$ 13,657,192
Sydney Airport unit	3,533,823	16,149,952
TOTAL AUSTRALIA		29,807,144
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	2,557,969	14,094,409
Bermuda - 2.2%
China Gas Holdings Ltd.	10,812,000	17,207,484
China Resource Gas Group Ltd.	5,532,000	15,174,528
Credicorp Ltd. (United States)	196,932	22,288,764
PAX Global Technology Ltd.	13,512,000	17,669,120
TOTAL BERMUDA		72,339,896
Brazil - 5.3%
BB Seguridade Participacoes SA	2,871,620	19,806,587
Brasil Foods SA	1,631,400	25,423,537
Cetip SA - Mercados Organizado	1,794,600	15,868,032
Cielo SA	2,273,412	21,581,365
FPC Par Corretora de Seguros	1,420,100	3,973,209
Kroton Educacional SA	7,962,460	20,357,536
Qualicorp SA	4,405,800	18,507,205
Smiles SA	1,781,800	13,906,777
Ultrapar Participacoes SA	1,134,400	19,707,977
Weg SA	4,121,390	15,388,888
TOTAL BRAZIL		174,521,113
British Virgin Islands - 0.5%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	827,800	16,142,100
Cayman Islands - 7.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	255,200	21,393,416
ENN Energy Holdings Ltd.	3,380,000	19,362,815
Fu Shou Yuan International Group Ltd. (d)	21,161,000	14,428,296
Hengan International Group Co. Ltd.	2,147,000	23,184,227
Shenzhou International Group Holdings Ltd.	3,500,000	17,247,902
Sino Biopharmaceutical Ltd.	14,108,000	17,532,016
TAL Education Group ADR (a)	447,600	17,210,220
Tencent Holdings Ltd.	5,606,000	105,669,618
Vipshop Holdings Ltd. ADR (a)(d)	819,500	16,816,140
TOTAL CAYMAN ISLANDS		252,844,650
China - 8.0%
Beijing Capital International Airport Co. Ltd. (H Shares)	16,734,000	17,911,220
China Life Insurance Co. Ltd. (H Shares)	5,307,000	19,137,490
China Pacific Insurance (Group) Co. Ltd. (H Shares)	7,045,600	28,065,418
Fuyao Glass Industries Group Co. Ltd. (a)	6,752,000	14,434,559
Inner Mongoli Yili Industries Co. Ltd.	6,148,408	15,465,595
Jiangsu Hengrui Medicine Co. Ltd.	2,121,471	17,601,786
Kweichow Moutai Co. Ltd.	523,692	17,681,825

	Shares	Value
PICC Property & Casualty Co. Ltd. (H Shares)	9,962,783	$ 22,606,257
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	8,063,000	45,259,635
Shanghai International Airport Co. Ltd.	3,738,100	17,832,199
Weifu High-Technology Co. Ltd. (B Shares)	4,781,169	12,189,979
Zhengzhou Yutong Bus Co. Ltd.	4,986,250	17,174,145
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	2,733,000	17,691,920
TOTAL CHINA		263,052,028
Denmark - 0.5%
Novo Nordisk A/S Series B sponsored ADR	288,300	15,331,794
Egypt - 0.6%
Commercial International Bank SAE sponsored GDR	3,192,800	18,677,880
France - 0.9%
LVMH Moet Hennessy - Louis Vuitton SA	84,820	15,790,891
Safran SA	194,500	14,773,065
TOTAL FRANCE		30,563,956
Germany - 1.0%
Bayer AG	111,600	14,892,186
Wirecard AG (d)	321,863	16,636,792
TOTAL GERMANY		31,528,978
Hong Kong - 2.0%
AIA Group Ltd.	2,766,800	16,222,665
CSPC Pharmaceutical Group Ltd.	18,282,000	17,021,388
Guangdong Investment Ltd.	12,007,000	16,886,181
Techtronic Industries Co. Ltd.	4,338,000	15,858,329
TOTAL HONG KONG		65,988,563
India - 10.6%
Adani Ports & Special Economic Zone (a)	3,790,935	17,116,405
Amara Raja Batteries Ltd. (a)	1,033,523	14,248,543
Asian Paints India Ltd.	1,407,300	17,834,797
Axis Bank Ltd. (a)	1,917,184	13,885,181
Bharti Infratel Ltd.	2,849,419	16,923,611
Colgate-Palmolive (India)	956,144	13,938,522
Exide Industries Ltd. (a)	6,028,470	13,752,893
HCL Technologies Ltd.	1,794,539	23,885,735
HDFC Bank Ltd. (a)	905,707	18,165,469
Housing Development Finance Corp. Ltd.	2,205,895	42,254,117
IndusInd Bank Ltd.	1,062,557	14,783,992
LIC Housing Finance Ltd. (a)	2,204,392	16,095,379
Lupin Ltd.	671,367	19,767,324
Maruti Suzuki India Ltd. (a)	221,498	15,064,835
Sun Pharmaceutical Industries Ltd.	2,018,117	27,424,412
Tata Consultancy Services Ltd.	857,789	32,681,725
Common Stocks - continued
	Shares	Value
India - continued
Titan Co. Ltd. (a)	2,900,773	$ 15,736,582
Zee Entertainment Enterprises Ltd.	2,611,321	16,273,826
TOTAL INDIA		349,833,348
Indonesia - 4.0%
PT ACE Hardware Indonesia Tbk	344,934,400	16,791,994
PT Bank Central Asia Tbk	28,257,400	26,545,771
PT Bank Rakyat Indonesia Tbk	32,333,500	24,746,641
PT Matahari Department Store Tbk	14,434,800	17,379,323
PT Media Nusantara Citra Tbk	115,858,500	15,032,785
PT Surya Citra Media Tbk	74,100,300	15,757,718
PT Tower Bersama Infrastructure Tbk (a)	31,912,000	16,620,076
TOTAL INDONESIA		132,874,308
Isle of Man - 0.5%
Playtech Ltd.	1,262,213	16,656,284
Israel - 0.9%
Check Point Software Technologies Ltd. (a)	181,500	15,416,610
Teva Pharmaceutical Industries Ltd. sponsored ADR	243,200	14,395,008
TOTAL ISRAEL		29,811,618
Kenya - 0.4%
Safaricom Ltd.	105,631,300	14,853,593
Korea (South) - 8.6%
AMOREPACIFIC Corp.	78,534	25,965,462
Coway Co. Ltd.	225,406	16,820,017
KEPCO Plant Service & Engineering Co. Ltd.	171,480	15,619,538
LG Chemical Ltd.	100,788	26,879,272
LG Household & Health Care Ltd.	27,486	22,797,273
NAVER Corp.	53,154	27,932,421
Samsung Electronics Co. Ltd.	122,494	147,194,067
TOTAL KOREA (SOUTH)		283,208,050
Luxembourg - 0.9%
Eurofins Scientific SA	44,300	16,039,247
Samsonite International SA	4,980,900	14,709,780
TOTAL LUXEMBOURG		30,749,027
Mexico - 6.8%
Banregio Grupo Financiero S.A.B. de CV	2,397,993	12,936,660
Fomento Economico Mexicano S.A.B. de CV unit	2,963,767	29,277,377
Gruma S.A.B. de CV Series B	1,188,600	18,342,282
Grupo Aeroportuario del Pacifico SA de CV Series B	1,923,857	17,327,502
Grupo Aeroportuario del Sureste SA de CV Series B	1,163,120	18,013,861

	Shares	Value
Grupo Aeroportuario Norte S.A.B. de CV	2,958,700	$ 15,218,198
Grupo Financiero Banorte S.A.B. de CV Series O	5,314,500	28,619,112
Grupo GICSA SA de CV (a)(d)	15,490,617	15,098,798
Infraestructura Energetica Nova S.A.B. de CV	3,104,000	14,967,708
Megacable Holdings S.A.B. de CV unit	4,248,052	16,189,497
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	1,510,600	18,940,801
Tenedora Nemak SA de CV (a)	12,221,200	17,675,748
TOTAL MEXICO		222,607,544
Netherlands - 0.4%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	2,723,000	14,832,508
Philippines - 4.1%
Ayala Corp.	1,041,090	17,338,254
GT Capital Holdings, Inc.	566,585	15,899,709
International Container Terminal Services, Inc.	9,583,880	16,897,010
Jollibee Food Corp.	3,667,160	16,117,554
Robinsons Land Corp.	24,039,500	15,714,689
SM Investments Corp.	912,552	17,036,552
SM Prime Holdings, Inc.	38,634,500	17,789,293
Universal Robina Corp.	4,102,270	17,578,020
TOTAL PHILIPPINES		134,371,081
Russia - 0.7%
Magnit OJSC (a)	141,707	24,719,783
South Africa - 7.4%
Aspen Pharmacare Holdings Ltd.	932,390	20,940,540
Bidvest Group Ltd.	803,398	20,550,827
Discovery Ltd.	1,685,585	18,026,344
FirstRand Ltd.	7,028,500	25,795,037
Mr Price Group Ltd.	1,162,288	17,847,113
Naspers Ltd. Class N	481,612	70,541,768
Sanlam Ltd.	4,931,200	22,277,825
Steinhoff International Holdings Ltd.	4,253,900	26,038,577
Woolworths Holdings Ltd.	2,762,400	20,463,997
TOTAL SOUTH AFRICA		242,482,028
Spain - 0.5%
Amadeus IT Holding SA Class A	364,000	15,514,566
Switzerland - 0.9%
Compagnie Financiere Richemont SA Series A	183,508	15,735,365
Sika AG (Bearer)	3,880	12,733,795
TOTAL SWITZERLAND		28,469,160
Taiwan - 6.7%
Advantech Co. Ltd.	2,277,000	16,377,006
Catcher Technology Co. Ltd.	2,015,000	19,861,389
Common Stocks - continued
	Shares	Value
Taiwan - continued
ECLAT Textile Co. Ltd.	1,153,000	$ 17,011,767
Giant Manufacturing Co. Ltd.	2,042,000	15,441,583
Largan Precision Co. Ltd.	317,000	24,752,657
Merida Industry Co. Ltd.	2,759,600	16,192,940
Taiwan Semiconductor Manufacturing Co. Ltd.	26,570,000	111,952,013
TOTAL TAIWAN		221,589,355
Thailand - 1.5%
Airports of Thailand PCL (For. Reg.)	2,259,200	18,884,754
Bangkok Dusit Medical Services PCL (For. Reg.)	28,040,800	14,951,533
Thai Beverage PCL	29,426,500	14,150,280
TOTAL THAILAND		47,986,567
Turkey - 2.1%
Koc Holding A/S	4,087,000	18,458,439
TAV Havalimanlari Holding A/S	2,192,000	17,217,809
Tofas Turk Otomobil Fabrikasi A/S	2,303,731	15,211,231
Tupras Turkiye Petrol Rafinelleri A/S (a)	653,000	17,246,690
TOTAL TURKEY		68,134,169
United Arab Emirates - 1.0%
DP World Ltd.	875,334	17,690,500
First Gulf Bank PJSC	4,610,350	15,501,721
TOTAL UNITED ARAB EMIRATES		33,192,221
United Kingdom - 1.9%
Al Noor Hospitals Group PLC	75,025	1,360,144
InterContinental Hotel Group PLC	383,700	15,332,443
Mondi PLC	811,600	18,817,485
NMC Health PLC	1,092,200	12,830,065
Prudential PLC	671,258	15,678,234
TOTAL UNITED KINGDOM		64,018,371
United States of America - 8.4%
A.O. Smith Corp.	220,400	16,931,128
Alphabet, Inc. Class C	24,105	17,134,075
Apple, Inc.	143,300	17,124,350
China Biologic Products, Inc. (a)	167,478	19,082,443
Cognizant Technology Solutions Corp. Class A (a)	229,600	15,638,056
Ecolab, Inc.	131,700	15,850,095
Facebook, Inc. Class A (a)	140,600	14,336,982
International Flavors & Fragrances, Inc.	133,410	15,483,565
MasterCard, Inc. Class A	158,500	15,689,915
McGraw Hill Financial, Inc.	172,200	15,952,608
MercadoLibre, Inc. (d)	160,600	15,798,222
Mettler-Toledo International, Inc. (a)	53,200	16,544,668
Moody's Corp.	164,500	15,818,320
NIKE, Inc. Class B	111,800	14,649,154
PPG Industries, Inc.	157,056	16,374,659

	Shares	Value
Sherwin-Williams Co.	64,400	$ 17,183,852
Visa, Inc. Class A	207,300	16,082,334
TOTAL UNITED STATES OF AMERICA		275,674,426
TOTAL COMMON STOCKS (Cost $3,038,534,777)		3,236,470,518
Nonconvertible Preferred Stocks - 1.0%

Brazil - 1.0%
Ambev SA sponsored ADR (Cost $51,333,349)	7,027,680	34,224,802
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.18% (b)	20,235,573	20,235,573
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	41,335,000	41,335,000
TOTAL MONEY MARKET FUNDS (Cost $61,570,573)		61,570,573
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $3,151,438,699)	3,332,265,893
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(39,291,465)
NET ASSETS - 100%	$ 3,292,974,428
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 60,957
Fidelity Securities Lending Cash Central Fund	314,677
Total	$ 375,634
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 610,009,119	$ 332,374,065	$ 277,635,054	$ -
Consumer Staples	282,748,985	180,750,516	101,998,469	-
Energy	36,954,667	36,954,667	-	-
Financials	635,661,599	228,363,072	407,298,527	-
Health Care	278,316,168	164,017,709	114,298,459	-
Industrials	377,073,256	172,899,052	204,174,204	-
Information Technology	763,120,818	471,262,607	291,858,211	-
Materials	154,814,712	123,322,723	31,491,989	-
Telecommunication Services	48,397,280	14,853,593	33,543,687	-
Utilities	83,598,716	14,967,708	68,631,008	-
Money Market Funds	61,570,573	61,570,573	-	-
Total Investments in Securities:	$ 3,332,265,893	$ 1,801,336,285	$ 1,530,929,608	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 59,835,425
Level 2 to Level 1	$ 26,402,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $40,686,767) - See accompanying schedule: Unaffiliated issuers (cost $3,089,868,126)	$ 3,270,695,320
Fidelity Central Funds (cost $61,570,573)	61,570,573
Total Investments (cost $3,151,438,699)		$ 3,332,265,893
Cash		1,673,531
Foreign currency held at value (cost $11,224,220)		11,217,793
Receivable for investments sold		23,933,070
Receivable for fund shares sold		22,530,197
Dividends receivable		2,169,756
Distributions receivable from Fidelity Central Funds		12,992
Prepaid expenses		9,184
Other receivables		1,901,903
Total assets		3,395,714,319

Liabilities
Payable for investments purchased	$ 50,795,978
Payable for fund shares redeemed	6,937,787
Accrued management fee	1,882,234
Other affiliated payables	666,377
Other payables and accrued expenses	1,122,515
Collateral on securities loaned, at value	41,335,000
Total liabilities		102,739,891

Net Assets		$ 3,292,974,428
Net Assets consist of:
Paid in capital		$ 3,359,240,649
Undistributed net investment income		15,496,040
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(261,563,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		179,801,549
Net Assets		$ 3,292,974,428

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,738,933,655 ÷ 121,470,383 shares)		$ 22.55

Class K: Net Asset Value, offering price and redemption price per share ($554,040,773 ÷ 24,533,490 shares)		$ 22.58

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 63,932,125
Interest		147
Income from Fidelity Central Funds		375,634
Income before foreign taxes withheld		64,307,906
Less foreign taxes withheld		(6,043,871)
Total income		58,264,035

Expenses
Management fee	$ 22,451,101
Transfer agent fees	6,767,826
Accounting and security lending fees	1,376,420
Custodian fees and expenses	1,736,316
Independent trustees' compensation	13,489
Registration fees	95,824
Audit	119,135
Legal	7,815
Interest	4,273
Miscellaneous	23,203
Total expenses before reductions	32,595,402
Expense reductions	(574,024)	32,021,378
Net investment income (loss)		26,242,657
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,309,017)	(229,416,969)
Foreign currency transactions	(2,322,602)
Total net realized gain (loss)		(231,739,571)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,167,103)	(191,854,165)
Assets and liabilities in foreign currencies	(90,515)
Total change in net unrealized appreciation (depreciation)		(191,944,680)
Net gain (loss)		(423,684,251)
Net increase (decrease) in net assets resulting from operations		$ (397,441,594)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,242,657	$ 21,069,375
Net realized gain (loss)	(231,739,571)	19,330,340
Change in net unrealized appreciation (depreciation)	(191,944,680)	67,110,574
Net increase (decrease) in net assets resulting from operations	(397,441,594)	107,510,289
Distributions to shareholders from net investment income	(18,114,621)	(2,412,320)
Distributions to shareholders from net realized gain	(2,942,055)	-
Total distributions	(21,056,676)	(2,412,320)
Share transactions - net increase (decrease)	716,596,433	100,101,946
Redemption fees	519,430	450,436
Total increase (decrease) in net assets	298,617,593	205,650,351

Net Assets
Beginning of period	2,994,356,835	2,788,706,484
End of period (including undistributed net investment income of $15,496,040 and undistributed net investment income of $16,555,118, respectively)	$ 3,292,974,428	$ 2,994,356,835

Financial Highlights - Fidelity Emerging Markets Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.44	$ 24.43	$ 22.15	$ 22.23	$ 25.72
Income from Investment Operations
Net investment income (loss) B	.19	.17	.20	.33	.35
Net realized and unrealized gain (loss)	(2.91)	.86	2.38	(.11)	(3.48)
Total from investment operations	(2.72)	1.03	2.58	.22	(3.13)
Distributions from net investment income	(.14)	(.02)	(.30)	(.30)	(.24)
Distributions from net realized gain	(.03)	-	-	-	(.13)
Total distributions	(.17)	(.02)	(.30)	(.30)	(.37)
Redemption fees added to paid in capitalB	- F	- F	- F	- F	.01
Net asset value, end of period	$ 22.55	$ 25.44	$ 24.43	$ 22.15	$ 22.23
Total ReturnA	(10.76)%	4.22%	11.78%	1.03%	(12.33)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.05%	1.07%	1.08%	1.09%	1.07%
Expenses net of fee waivers, if any	1.05%	1.07%	1.08%	1.09%	1.07%
Expenses net of all reductions	1.03%	1.07%	1.03%	1.03%	1.01%
Net investment income (loss)	.78%	.71%	.85%	1.50%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,738,934	$ 2,370,927	$ 2,241,338	$ 2,203,756	$ 2,907,884
Portfolio turnover rateD	107%	94%	119%	176%	122%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.48	$ 24.42	$ 22.15	$ 22.23	$ 25.75
Income from Investment Operations
Net investment income (loss) B	.24	.23	.25	.37	.40
Net realized and unrealized gain (loss)	(2.92)	.86	2.38	(.10)	(3.48)
Total from investment operations	(2.68)	1.09	2.63	.27	(3.08)
Distributions from net investment income	(.20)	(.03)	(.36)	(.35)	(.32)
Distributions from net realized gain	(.03)	-	-	-	(.13)
Total distributions	(.22) G	(.03)	(.36)	(.35)	(.45)
Redemption fees added to paid in capitalB	- F	- F	- F	- F	.01
Net asset value, end of period	$ 22.58	$ 25.48	$ 24.42	$ 22.15	$ 22.23
Total ReturnA	(10.60)%	4.47%	12.01%	1.25%	(12.17)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.85%	.86%	.87%	.87%	.87%
Expenses net of fee waivers, if any	.85%	.85%	.87%	.87%	.87%
Expenses net of all reductions	.83%	.85%	.82%	.81%	.80%
Net investment income (loss)	.98%	.92%	1.07%	1.72%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 554,041	$ 623,430	$ 547,369	$ 607,919	$ 497,821
Portfolio turnover rateD	107%	94%	119%	176%	122%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.005 per share. GTotal distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 378,134,375
Gross unrealized depreciation	(220,237,005)
Net unrealized appreciation (depreciation) on securities	$ 157,897,370
Tax Cost	$ 3,174,368,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,537,050
Capital loss carryforward	$ (238,633,987)
Net unrealized appreciation (depreciation) on securities and other investments	$ 157,194,348

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (24,838,920)
No expiration
Short-term	(189,293,193)
Long-term	(24,501,874)
Total no expiration	(213,795,067)
Total capital loss carryforward	$ (238,633,987)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 21,056,676	$ 2,412,320

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,100,863,386 and $3,362,222,832, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$ 6,491,538.25
Class K	276,288.05
	$ 6,767,826

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,868 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,684,552.36%		$ 4,273

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,547 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $314,677, including $2,907 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $498,851 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $662.

Annual Report

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,121 and a portion of class-level operating expenses as follows:

Amount
Emerging Markets	$ 60,390

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Emerging Markets	$ 13,346,829	$ 1,743,046
Class K	4,767,792	669,274
Total	$ 18,114,621	$ 2,412,320
From net realized gain
Emerging Markets	$ 2,332,143	$ -
Class K	609,912	-
Total	$ 2,942,055	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Emerging Markets
Shares sold	55,410,811	21,791,321	$ 1,332,719,199	$ 537,287,996
Reinvestment of distributions	546,115	57,233	13,577,228	1,363,124
Shares redeemed	(27,685,404)	(20,408,773)	(631,200,476)	(492,243,181)
Net increase (decrease)	28,271,522	1,439,781	$ 715,095,951	$ 46,407,939
Class K
Shares sold	8,915,876	8,911,150	$ 215,741,410	$ 221,271,615
Reinvestment of distributions	216,324	28,071	5,377,704	669,274
Shares redeemed	(9,064,709)	(6,884,435)	(219,618,632)	(168,246,882)
Net increase (decrease)	67,491	2,054,786	$ 1,500,482	$ 53,694,007

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Emerging Markets Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund.

Annual Report

Fidelity Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	4.97%	6.07%	5.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.
Annual Report

Fidelity Europe Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Stefan Lindblad: For the year, the fund's share classes (excluding sales charges, if applicable) delivered mid-single-digit gains, handily outpacing the 0.04% return of the MSCI Europe Index. It was a volatile period for European stocks, partly stoked by European Central Bank intervention and weakness in commodities. Stock selection by far drove the fund's performance relative to the MSCI index, led by choices in health care, energy and financials. Avoiding poor-performing index component U.K.-based oil and gas company Royal Dutch Shell provided the fund's top individual contributor. Underweighting U.K.-based HSBC and avoiding Spanish bank Banco Santander also proved additive. On the downside, choices in the food, beverage & tobacco industry group hurt, as was positioning in telecommunication services. The most significant individual detractor was U.K.-based international bank Standard Chartered. I underestimated the company's balance sheet issues, and I did not foresee the slowdown in emerging markets, which weighed heavily on the stock's price. Encouraged by the company's management changes, I increased the fund's stake on weakness by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.33%
Actual		$ 1,000.00	$ 952.70	$ 6.55
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.61%
Actual		$ 1,000.00	$ 951.60	$ 7.92
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Class B	2.14%
Actual		$ 1,000.00	$ 948.90	$ 10.51
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Class C	2.15%
Actual		$ 1,000.00	$ 949.00	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.92
Europe	1.03%
Actual		$ 1,000.00	$ 954.30	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class I	.97%
Actual		$ 1,000.00	$ 954.60	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.7	96.0
Short-Term Investments and Net Other Assets (Liabilities)	0.3	4.0
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Shire PLC (Bailiwick of Jersey, Pharmaceuticals)	3.2	2.5
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	2.9	2.7
Standard Chartered PLC (United Kingdom) (United Kingdom, Banks)	2.9	2.5
Sanofi SA (France, Pharmaceuticals)	2.7	0.0
Bayer AG (Germany, Pharmaceuticals)	2.4	2.1
Novozymes A/S Series B (Denmark, Chemicals)	2.2	0.0
William Hill PLC (United Kingdom, Hotels, Restaurants & Leisure)	2.0	1.1
William Demant Holding A/S (Denmark, Health Care Equipment & Supplies)	1.8	1.0
Prudential PLC (United Kingdom, Insurance)	1.8	1.7
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	1.8	0.0
	23.7
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.6	26.0
Health Care	19.8	21.0
Industrials	17.5	20.1
Consumer Discretionary	16.8	13.1
Information Technology	5.4	3.7
Materials	4.3	2.0
Consumer Staples	3.0	7.7
Utilities	1.3	1.1
Energy	0.0	1.3
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Europe Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Austria - 1.9%
Andritz AG	276,800	$ 13,940,747
Erste Group Bank AG (a)	483,000	14,165,262
TOTAL AUSTRIA		28,106,009
Bailiwick of Jersey - 5.4%
Shire PLC	611,200	46,286,714
Wolseley PLC	264,819	15,547,875
WPP PLC	681,400	15,274,830
TOTAL BAILIWICK OF JERSEY		77,109,419
Bermuda - 1.7%
Vostok Emerging Finance Ltd. (depository receipt) (a)	6,042,107	1,697,310
Vostok New Ventures Ltd. SDR (a)	3,662,236	23,361,701
TOTAL BERMUDA		25,059,011
Denmark - 6.6%
Carlsberg A/S Series B	245,400	20,117,275
DSV de Sammensluttede Vognmaend A/S	414,000	16,786,217
Novozymes A/S Series B	685,500	31,786,881
William Demant Holding A/S (a)	308,800	26,817,136
TOTAL DENMARK		95,507,509
Finland - 2.7%
Amer Group PLC (A Shares)	496,800	13,941,732
Huhtamaki Oyj	367,765	12,981,650
Valmet Corp.	1,119,700	11,807,957
TOTAL FINLAND		38,731,339
France - 10.5%
Bollore Group	3,447,549	17,067,520
Christian Dior SA	116,895	23,022,156
Eurazeo SA	207,255	14,604,342
Havas SA	2,906,500	25,217,487
Publicis Groupe SA	230,946	14,998,864
Sanofi SA	387,964	39,136,203
Wendel SA	134,300	16,119,599
TOTAL FRANCE		150,166,171
Germany - 9.4%
adidas AG	210,600	18,873,652
Bayer AG	258,700	34,521,582
Brenntag AG	343,400	20,750,209
CompuGroup Medical AG	259,600	7,650,573
Fresenius SE & Co. KGaA	244,797	17,988,270
GEA Group AG	337,429	13,530,477
LEG Immobilien AG	265,057	21,146,143
TOTAL GERMANY		134,460,906
Ireland - 2.4%
DCC PLC (United Kingdom)	149,700	12,011,970

	Shares	Value
Ryanair Holdings PLC sponsored ADR	137,767	$ 10,772,002
United Drug PLC (United Kingdom)	1,554,241	11,385,877
TOTAL IRELAND		34,169,849
Isle of Man - 3.1%
Optimal Payments PLC (a)	4,443,710	20,825,287
Playtech Ltd.	1,767,361	23,322,265
TOTAL ISLE OF MAN		44,147,552
Israel - 1.0%
Teva Pharmaceutical Industries Ltd. sponsored ADR	243,500	14,412,765
Italy - 1.3%
Mediolanum SpA	2,236,635	18,237,309
Mediolanum SpA rights	2,236,635	137
TOTAL ITALY		18,237,446
Netherlands - 1.4%
RELX NV	1,181,199	20,197,980
Spain - 2.8%
Amadeus IT Holding SA Class A	496,600	21,166,301
Red Electrica Corporacion SA	210,300	18,546,763
TOTAL SPAIN		39,713,064
Sweden - 16.5%
Elekta AB (B Shares) (d)	2,935,902	22,697,395
Getinge AB (B Shares)	1,679,200	42,041,175
H&M Hennes & Mauritz AB (B Shares)	663,852	25,820,417
Hemfosa Fastigheter AB	1,312,500	14,248,688
Indutrade AB	367,400	17,545,306
Kungsleden AB	1,996,700	14,957,342
Lundbergfoeretagen AB	94,092	4,798,460
Nordea Bank AB	1,897,200	20,984,883
Pandox AB (a)	1,087,500	17,795,003
Sandvik AB	2,359,600	22,067,178
Svenska Cellulosa AB (SCA) (B Shares)	789,200	23,245,081
Svenska Handelsbanken AB (A Shares)	809,700	10,996,924
TOTAL SWEDEN		237,197,852
Switzerland - 2.1%
Credit Suisse Group AG (e)(f)	478,733	11,018,439
Julius Baer Group Ltd.	399,440	19,805,238
TOTAL SWITZERLAND		30,823,677
United Kingdom - 30.9%
Aberdeen Asset Management PLC	3,164,057	16,911,022
Aldermore Group PLC	2,775,037	11,285,356
Ashmore Group PLC (d)	1,759,300	7,322,770
Babcock International Group PLC	1,323,700	19,671,537
Big Yellow Group PLC	1,465,300	16,941,799
Bunzl PLC	683,458	19,586,774
Compass Group PLC	1,270,417	21,839,618
Dechra Pharmaceuticals PLC	781,752	11,683,918
Diploma PLC	1,297,100	12,827,494
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Essentra PLC	1,355,136	$ 17,590,034
International Personal Finance PLC	3,944,403	22,504,640
ITV PLC	3,587,700	13,959,735
LivaNova PLC (a)	170,566	11,305,114
Lloyds Banking Group PLC	22,279,800	25,287,845
London Stock Exchange Group PLC	405,300	15,901,427
Micro Focus International PLC	595,700	11,534,239
Prudential PLC	1,142,519	26,685,240
Rolls-Royce Group PLC	1,501,292	15,875,437
Schroders PLC	359,422	16,528,354
Senior Engineering Group PLC	3,385,600	11,837,238
Shawbrook Group Ltd.	2,398,200	12,544,142
St. James's Place Capital PLC	577,862	8,592,075
Standard Chartered PLC (United Kingdom)	3,773,966	41,970,662
Unite Group PLC	1,670,087	17,121,131
Virgin Money Holdings Uk PLC	1,163,048	6,953,079
William Hill PLC	5,883,073	28,705,132
TOTAL UNITED KINGDOM		442,965,812
TOTAL COMMON STOCKS (Cost $1,369,293,912)		1,431,006,361
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $214,231)	139,169,768	214,544
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	14,053,296	$ 14,053,296
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	15,283,267	15,283,267
TOTAL MONEY MARKET FUNDS (Cost $29,336,563)		29,336,563
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $1,398,844,706)		1,460,557,468
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(25,176,509)
NET ASSETS - 100%		$ 1,435,380,959
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,018,439 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Credit Suisse Group AG	10/21/15	$ 11,351,478
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 58,484
Fidelity Securities Lending Cash Central Fund	924,214
Total	$ 982,698
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 239,646,606	$ 154,953,374	$ 84,693,232	$ -
Consumer Staples	43,362,356	20,117,275	23,245,081	-
Financials	452,691,319	358,897,496	93,793,823	-
Health Care	285,926,722	182,515,535	103,411,187	-
Industrials	251,840,482	220,417,170	31,423,312	-
Information Technology	76,848,092	76,848,092	-	-
Materials	62,358,565	62,358,565	-	-
Utilities	18,546,763	18,546,763	-	-
Money Market Funds	29,336,563	29,336,563	-	-
Total Investments in Securities:	$ 1,460,557,468	$ 1,123,990,833	$ 336,566,635	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 86,522,583
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $14,512,421) - See accompanying schedule: Unaffiliated issuers (cost $1,369,508,143)	$ 1,431,220,905
Fidelity Central Funds (cost $29,336,563)	29,336,563
Total Investments (cost $1,398,844,706)		$ 1,460,557,468
Foreign currency held at value (cost $131,652)		131,612
Receivable for investments sold		5,679,719
Receivable for fund shares sold		444,635
Dividends receivable		3,187,421
Distributions receivable from Fidelity Central Funds		20,249
Prepaid expenses		4,115
Other receivables		470,045
Total assets		1,470,495,264

Liabilities
Payable for investments purchased
Regular delivery	$ 6,076,814
Delayed delivery	11,018,439
Payable for fund shares redeemed	1,416,898
Accrued management fee	933,754
Distribution and service plan fees payable	18,340
Other affiliated payables	283,034
Other payables and accrued expenses	83,759
Collateral on securities loaned, at value	15,283,267
Total liabilities		35,114,305

Net Assets		$ 1,435,380,959
Net Assets consist of:
Paid in capital		$ 1,586,026,086
Undistributed net investment income		15,983,003
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(228,558,075)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,929,945
Net Assets		$ 1,435,380,959

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($23,381,485 ÷ 630,873 shares)	$ 37.06

Maximum offering price per share (100/94.25 of $37.06)	$ 39.32
Class T: Net Asset Value and redemption price per share ($9,631,696 ÷ 260,751 shares)	$ 36.94

Maximum offering price per share (100/96.50 of $36.94)	$ 38.28
Class B: Net Asset Value and offering price per share ($530,359 ÷ 14,424 shares)A	$ 36.77

Class C: Net Asset Value and offering price per share ($11,151,092 ÷ 302,926 shares)A	$ 36.81

Europe: Net Asset Value, offering price and redemption price per share ($1,384,134,439 ÷ 37,219,706 shares)	$ 37.19

Class I: Net Asset Value, offering price and redemption price per share ($6,551,888 ÷ 176,075 shares)	$ 37.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 34,182,184
Interest		1,295
Income from Fidelity Central Funds		982,698
Income before foreign taxes withheld		35,166,177
Less foreign taxes withheld		(2,877,247)
Total income		32,288,930

Expenses
Management fee
Basic fee	$ 9,840,222
Performance adjustment	1,149,586
Transfer agent fees	2,655,538
Distribution and service plan fees	230,307
Accounting and security lending fees	642,501
Custodian fees and expenses	135,244
Independent trustees' compensation	6,071
Registration fees	81,226
Audit	92,356
Legal	8,636
Interest	963
Miscellaneous	13,056
Total expenses before reductions	14,855,706
Expense reductions	(309,471)	14,546,235
Net investment income (loss)		17,742,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,522,314
Foreign currency transactions	333,984
Total net realized gain (loss)		56,856,298
Change in net unrealized appreciation (depreciation) on: Investment securities	(21,707,177)
Assets and liabilities in foreign currencies	330,244
Total change in net unrealized appreciation (depreciation)		(21,376,933)
Net gain (loss)		35,479,365
Net increase (decrease) in net assets resulting from operations		$ 53,222,060

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,742,695	$ 31,583,880
Net realized gain (loss)	56,856,298	61,093,776
Change in net unrealized appreciation (depreciation)	(21,376,933)	(149,418,761)
Net increase (decrease) in net assets resulting from operations	53,222,060	(56,741,105)
Distributions to shareholders from net investment income	(31,603,696)	(13,272,490)
Distributions to shareholders from net realized gain	-	(612,576)
Total distributions	(31,603,696)	(13,885,066)
Share transactions - net increase (decrease)	125,806,049	401,467,296
Redemption fees	48,244	18,788
Total increase (decrease) in net assets	147,472,657	330,859,913

Net Assets
Beginning of period	1,287,908,302	957,048,389
End of period (including undistributed net investment income of $15,983,003 and undistributed net investment income of $29,844,004, respectively)	$ 1,435,380,959	$ 1,287,908,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund Class A

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.24	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.37	.47
Net realized and unrealized gain (loss)	1.29	(3.68)
Total from investment operations	1.66	(3.21)
Distributions from net investment income	(.84)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 37.06	$ 36.24
Total ReturnB, C, D	4.63%	(8.14)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.33%	1.35%A
Expenses net of fee waivers, if any	1.33%	1.35%A
Expenses net of all reductions	1.31%	1.35%A
Net investment income (loss)	.98%	1.94%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,381	$ 23,633
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Europe Fund Class T

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.18	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.26	.40
Net realized and unrealized gain (loss)	1.29	(3.67)
Total from investment operations	1.55	(3.27)
Distributions from net investment income	(.79)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.94	$ 36.18
Total ReturnB, C, D	4.33%	(8.29)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.61%	1.62%A
Expenses net of fee waivers, if any	1.61%	1.61%A
Expenses net of all reductions	1.59%	1.61%A
Net investment income (loss)	.70%	1.68%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,632	$ 13,679
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund Class B

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.07	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.06	.28
Net realized and unrealized gain (loss)	1.29	(3.66)
Total from investment operations	1.35	(3.38)
Distributions from net investment income	(.65)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.77	$ 36.07
Total ReturnB, C, D	3.78%	(8.57)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.15%	2.11%A
Expenses net of fee waivers, if any	2.15%	2.11%A
Expenses net of all reductions	2.13%	2.11%A
Net investment income (loss)	.16%	1.19%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 530	$ 1,065
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Europe Fund Class C

Years ended October 31,	2015	2014 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.07	$ 39.45
Income from Investment Operations
Net investment income (loss) E	.07	.29
Net realized and unrealized gain (loss)	1.29	(3.67)
Total from investment operations	1.36	(3.38)
Distributions from net investment income	(.62)	-
Redemption fees added to paid in capitalE, K	-	-
Net asset value, end of period	$ 36.81	$ 36.07
Total ReturnB, C, D	3.79%	(8.57)%
Ratios to Average Net AssetsF, I
Expenses before reductions	2.13%	2.10%A
Expenses net of fee waivers, if any	2.13%	2.10%A
Expenses net of all reductions	2.11%	2.10%A
Net investment income (loss)	.18%	1.19%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,151	$ 6,818
Portfolio turnover rateG	87%	80%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Europe Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 36.32	$ 37.92	$ 30.15	$ 27.67	$ 30.83
Income from Investment Operations
Net investment income (loss) B	.48	.94E	.61	.64	.48
Net realized and unrealized gain (loss)	1.30	(2.00)	7.87	2.45	(2.97)
Total from investment operations	1.78	(1.06)	8.48	3.09	(2.49)
Distributions from net investment income	(.91)	(.52)	(.70)	(.60)	(.67)
Distributions from net realized gain	-	(.02)	(.01)	(.02)	-
Total distributions	(.91)	(.54)	(.71)	(.61) I	(.67)
Redemption fees added to paid in capitalB, H	-	-	-	-	-
Net asset value, end of period	$ 37.19	$ 36.32	$ 37.92	$ 30.15	$ 27.67
Total Return A	4.97%	(2.82)%	28.71%	11.53%	(8.32)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.03%	.97%	1.06%	.83%	1.10%
Expenses net of fee waivers, if any	1.03%	.97%	1.05%	.83%	1.10%
Expenses net of all reductions	1.01%	.96%	1.02%	.80%	1.06%
Net investment income (loss)	1.28%	2.43%E	1.82%	2.33%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,384,134	$ 1,237,047	$ 957,048	$ 602,520	$ 621,778
Portfolio turnover rateD	87%	80%G	59%	127%	117%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GThe portfolio turnover rate does not include the assets acquired in the merger. HAmount represents less than $.005 per share. ITotal distributions of $.61 per share is comprised of distributions from net investment income of $.595 and distributions from net realized gain of $.017 per share.

Financial Highlights - Fidelity Europe Fund Class I

Years ended October 31,	2015	2014 G
Selected Per-Share Data
Net asset value, beginning of period	$ 36.32	$ 39.45
Income from Investment Operations
Net investment income (loss) D	.50	.56
Net realized and unrealized gain (loss)	1.30	(3.69)
Total from investment operations	1.80	(3.13)
Distributions from net investment income	(.91)	-
Redemption fees added to paid in capitalD, J	-	-
Net asset value, end of period	$ 37.21	$ 36.32
Total ReturnB, C	5.02%	(7.93)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.98%	.97%A
Expenses net of fee waivers, if any	.98%	.97%A
Expenses net of all reductions	.96%	.96%A
Net investment income (loss)	1.33%	2.33%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,552	$ 5,666
Portfolio turnover rateF	87%	80%I

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period March 18, 2014 (commencement of sale of shares) to October 31, 2014. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Europe and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 138,842,139
Gross unrealized depreciation	(83,135,977)
Net unrealized appreciation (depreciation) on securities	$ 55,706,162
Tax Cost	$ 1,404,851,306

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 21,804,337
Capital loss carryforward	$ (228,371,583)
Net unrealized appreciation (depreciation) on securities and other investments	$ 55,923,345

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (29,326,707)
2017	(199,044,876)
Total capital loss carryforward	$ (228,371,583)

The Fund acquired $27,783,139 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $13,187,073 per year.

In addition, due to large redemptions in a prior period, $199,044,876 of capital losses that existed in the Fund prior to the mergers will be limited to approximately $32,029,274 per year.

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 31,603,696	$ 13,885,066

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,313,859,833 and $1,189,248,991, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 66,329	$ 2,913
Class T	.25%	.25%	66,616	328
Class B	.75%	.25%	8,617	6,637
Class C	.75%	.25%	88,745	29,623
			$ 230,307	$ 39,501

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,090
Class T	5,193
Class BA	281
Class C A	6,136
$ 34,700

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 60,801.23
Class T	35,189.26
Class B	2,566.30
Class C	25,900.29
Europe	2,522,706.19
Class I	8,376.13
	$ 2,655,538

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $36 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,546,818.37%		$ 963

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,988 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $924,214. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $274,757 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,201 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 87
Class T	44
Class B	2
Class C	30
Europe	28,324
Class I	26
$ 28,513

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 549,660	$ -
Class T	299,142	-
Class B	18,443	-
Class C	108,670	-
Europe	30,497,764	13,272,490
Class I	130,017	-
Total	$ 31,603,696	$ 13,272,490
From net realized gain
Europe	$ -	$ 612,576

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014A	2015	2014A
Class A
Shares sold	402,890	302,227	$ 15,313,815	$ 12,108,972
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	483,084	-	18,719,498
Reinvestment of distributions	14,493	-	527,143	-
Shares redeemed	(438,670)	(133,151)	(16,388,542)	(5,066,903)
Net increase (decrease)	(21,287)	652,160	$ (547,584)	$ 25,761,567
Class T
Shares sold	101,998	196,712	$ 3,848,880	$ 7,929,579
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	218,383	-	8,462,341
Reinvestment of distributions	8,153	-	296,280	-
Shares redeemed	(227,511)	(36,984)	(8,571,443)	(1,400,101)
Net increase (decrease)	(117,360)	378,111	$ (4,426,283)	$ 14,991,819
Class B
Shares sold	7,973	16,454	$ 306,370	$ 662,209
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	19,997	-	774,699
Reinvestment of distributions	481	-	17,468	-
Shares redeemed	(23,568)	(6,913)	(877,823)	(266,573)
Net increase (decrease)	(15,114)	29,538	$ (553,985)	$ 1,170,335
Class C
Shares sold	197,774	43,185	$ 7,494,390	$ 1,703,471
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	183,082	-	7,092,587
Reinvestment of distributions	2,632	-	95,708	-
Shares redeemed	(86,511)	(37,236)	(3,194,278)	(1,401,102)
Net increase (decrease)	113,895	189,031	$ 4,395,820	$ 7,394,956
Europe
Shares sold	10,168,406	8,548,440	$ 387,319,779	$ 332,957,735
Issued in exchange for shares of Fidelity Europe Capital Appreciation Fund	-	9,559,313	-	370,423,391
Reinvestment of distributions	803,462	358,728	29,241,922	13,351,865
Shares redeemed	(7,807,853)	(9,647,960)	(290,372,067)	(370,706,278)
Net increase (decrease)	3,164,015	8,818,521	$ 126,189,634	$ 346,026,713
Class I
Shares sold	130,676	33,328	$ 4,946,083	$ 1,310,054
Issued in exchange for shares of Fidelity Advisor Europe Capital Appreciation Fund	-	214,439	-	8,309,529
Reinvestment of distributions	2,526	-	91,940	-
Shares redeemed	(113,122)	(91,772)	(4,289,576)	(3,497,677)
Net increase (decrease)	20,080	155,995	$ 748,447	$ 6,121,906

A Share transactions for Class A, Class T, Class B, Class C and Class I are for the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

Annual Report

11. Prior Fiscal Year Merger Information.

On March 21, 2014, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Europe Capital Appreciation Fund and Fidelity Advisor Europe Capital Appreciation Fund ("Target Funds") pursuant to Agreements and Plans of Reorganization approved by the Board of Trustees ("The Board") on September 18, 2013. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Funds at their net asset value on the acquisition date. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on March 18, 2014. The reorganization provides shareholders of the Target Funds access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Funds' net assets of $370,423,391, including securities of $369,430,411 and unrealized appreciation of $56,486,181 for Fidelity Europe Capital Appreciation Fund; and net assets of $43,358,654, including securities of $43,267,919 and unrealized appreciation of $4,301,890 for Fidelity Advisor Europe Capital Appreciation Fund; were combined with the Fund's net assets of $1,103,858,646 for total net assets after the acquisition of $1,517,640,691.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2014, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net Investment income (loss)	$ 36,003,400
Total net realized gain (loss)	70,453,821
Total change in net unrealized appreciation (depreciation)	(148,729,606)
Net increase (decrease) in net assets resulting from operations	$ (42,272,385)

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's accompanying Statement of Operations since March 21, 2014.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	2.66%	4.51%	0.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.
Annual Report

Fidelity Japan Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Kirk Neureiter: For the year, the fund's share classes (excluding sales charges, if applicable) posted modest single-digit gains but fell considerably short of the 10.61% gain of the benchmark Tokyo Stock Price Index (TOPIX). A downward fair-value adjustment significantly detracted from performance versus the benchmark. Stock selection in health care, information technology, consumer staples and industrials were other meaningful negatives. At the stock level, a large overweighting in Hitachi was the fund's largest relative detractor. This large industrial electronics firm was undergoing a restructuring that I thought was going well, but exposure to a slowing Chinese economy hurt its Hitachi Construction Machinery segment. Other noteworthy detractors included Japan Tobacco; Sanken Electric, a supplier of the power-related integrated circuits for the consumer electronics and auto industries; and drug stock Astellas Pharma, the fund's largest holding at period end. Conversely, stock picking in consumer discretionary and financials lifted relative performance. E-commerce giant Rakuten was the fund's top contributor. As the share price of Rakuten increased, I sold most of our position, although we still ended the period with an overweighting. Other contributors were Shimadzu, a maker of measuring equipment, medical equipment, space equipment and industrial machinery; and East Japan Railway, the fund's second-largest position at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Class A	1.09%
Actual		$ 1,000.00	$ 962.70	$ 5.39
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55
Class T	1.42%
Actual		$ 1,000.00	$ 961.10	$ 7.02
HypotheticalA		$ 1,000.00	$ 1,018.05	$ 7.22
Class B	1.90%
Actual		$ 1,000.00	$ 958.60	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.80%
Actual		$ 1,000.00	$ 959.30	$ 8.89
HypotheticalA		$ 1,000.00	$ 1,016.13	$ 9.15
Japan	.79%
Actual		$ 1,000.00	$ 964.40	$ 3.91
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Class I	.80%
Actual		$ 1,000.00	$ 965.10	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	92.5
Short-Term Investments and Net Other Assets (Liabilities)p	1.4	7.5
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Astellas Pharma, Inc. (Pharmaceuticals)	4.9	4.7
East Japan Railway Co. (Road & Rail)	4.2	4.1
Mitsubishi UFJ Financial Group, Inc. (Banks)	4.0	4.1
KDDI Corp. (Wireless Telecommunication Services)	3.3	3.4
Hoya Corp. (Health Care Equipment & Supplies)	3.3	3.2
ORIX Corp. (Diversified Financial Services)	3.0	3.1
Honda Motor Co. Ltd. (Automobiles)	3.0	3.2
Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	2.9	2.9
SoftBank Corp. (Wireless Telecommunication Services)	2.8	3.1
Sony Corp. (Household Durables)	2.6	1.4
	34.0
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.3	20.0
Financials	19.0	19.2
Information Technology	13.8	16.8
Industrials	13.8	12.1
Health Care	13.3	10.0
Telecommunication Services	7.2	7.5
Consumer Staples	7.0	3.8
Materials	5.2	3.1

Annual Report

Fidelity Japan Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 19.3%
Auto Components - 3.3%
Bridgestone Corp.	236,400	$ 8,669,005
NGK Spark Plug Co. Ltd.	195,200	4,763,862
Sumitomo Electric Industries Ltd.	351,900	4,802,717
		18,235,584
Automobiles - 9.2%
Fuji Heavy Industries Ltd.	57,600	2,227,601
Honda Motor Co. Ltd.	495,700	16,397,977
Isuzu Motors Ltd.	306,800	3,583,277
Mazda Motor Corp.	276,900	5,435,348
Suzuki Motor Corp.	314,900	10,310,916
Toyota Motor Corp.	200,700	12,295,772
		50,250,891
Hotels, Restaurants & Leisure - 0.6%
Skylark Co. Ltd.	250,300	3,255,648
Household Durables - 4.0%
Casio Computer Co. Ltd. (d)	205,400	3,869,605
Rinnai Corp.	49,700	3,940,019
Sony Corp.	496,700	14,118,910
		21,928,534
Internet & Catalog Retail - 0.5%
Rakuten, Inc.	177,700	2,461,712
Media - 0.4%
Proto Corp.	174,000	2,257,590
Multiline Retail - 0.4%
Don Quijote Holdings Co. Ltd.	55,000	2,020,379
Specialty Retail - 0.9%
United Arrows Ltd.	119,700	5,156,785
TOTAL CONSUMER DISCRETIONARY		105,567,123
CONSUMER STAPLES - 7.0%
Beverages - 1.2%
Asahi Group Holdings	193,100	5,956,400
Coca-Cola Central Japan Co. Ltd.	32,500	456,767
		6,413,167
Food & Staples Retailing - 4.0%
Ain Holdings, Inc.	38,100	1,803,608
San-A Co. Ltd.	47,900	2,034,107
Seven & i Holdings Co. Ltd.	208,600	9,475,617
Sundrug Co. Ltd.	56,600	2,981,659
Tsuruha Holdings, Inc.	24,800	1,964,757
Welcia Holdings Co. Ltd.	78,500	3,868,891
		22,128,639
Tobacco - 1.8%
Japan Tobacco, Inc.	276,100	9,556,315
TOTAL CONSUMER STAPLES		38,098,121

	Shares	Value
FINANCIALS - 19.0%
Banks - 8.0%
Mitsubishi UFJ Financial Group, Inc.	3,380,400	$ 21,862,854
Seven Bank Ltd.	1,358,900	6,191,903
Shinsei Bank Ltd.	3,139,000	6,581,771
Sumitomo Mitsui Financial Group, Inc.	232,500	9,275,278
		43,911,806
Capital Markets - 0.8%
Monex Group, Inc.	1,462,000	4,109,708
Diversified Financial Services - 3.0%
ORIX Corp.	1,141,000	16,662,914
Insurance - 2.2%
Tokio Marine Holdings, Inc.	310,700	11,971,797
Real Estate Investment Trusts - 1.3%
Invincible Investment Corp.	2,648	1,570,091
Nippon Prologis REIT, Inc.	942	1,656,583
Parkway Life REIT	1,347,000	2,217,993
Sekisui House (REIT), Inc.	1,502	1,548,369
		6,993,036
Real Estate Management & Development - 3.7%
AEON MALL Co. Ltd.	252,100	4,217,058
Mitsui Fudosan Co. Ltd.	590,000	16,056,055
		20,273,113
TOTAL FINANCIALS		103,922,374
HEALTH CARE - 13.3%
Health Care Equipment & Supplies - 4.9%
Hoya Corp.	430,200	17,752,968
Olympus Corp.	259,400	8,749,907
		26,502,875
Health Care Providers & Services - 3.5%
Message Co. Ltd. (d)	243,700	6,006,654
Miraca Holdings, Inc.	104,100	4,633,000
Ship Healthcare Holdings, Inc.	357,400	8,657,380
		19,297,034
Pharmaceuticals - 4.9%
Astellas Pharma, Inc.	1,852,400	26,886,627
TOTAL HEALTH CARE		72,686,536
INDUSTRIALS - 13.8%
Airlines - 0.8%
Japan Airlines Co. Ltd.	120,600	4,543,380
Building Products - 1.3%
Daikin Industries Ltd.	72,800	4,677,471
LIXIL Group Corp.	107,700	2,305,862
		6,983,333
Construction & Engineering - 1.0%
Toshiba Plant Systems & Services Corp.	508,800	5,449,983
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.6%
Mitsubishi Electric Corp.	641,000	$ 6,675,849
Nidec Corp.	99,000	7,460,255
		14,136,104
Machinery - 2.7%
IHI Corp.	1,110,000	3,131,774
Kubota Corp.	334,000	5,177,488
Makita Corp.	117,000	6,410,761
		14,720,023
Professional Services - 0.4%
Funai Soken Holdings, Inc.	145,800	2,236,793
Road & Rail - 4.2%
East Japan Railway Co.	240,300	22,846,664
Trading Companies & Distributors - 0.8%
Misumi Group, Inc.	349,200	4,547,318
TOTAL INDUSTRIALS		75,463,598
INFORMATION TECHNOLOGY - 13.8%
Electronic Equipment & Components - 6.8%
Azbil Corp.	207,200	5,227,489
Hitachi Ltd.	2,128,000	12,275,993
OMRON Corp.	123,900	4,102,684
Shimadzu Corp.	792,000	12,285,888
TDK Corp.	54,800	3,490,565
		37,382,619
Internet Software & Services - 4.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	46,900	3,931,627
DeNA Co. Ltd.	250,900	4,025,511
Kakaku.com, Inc. (d)	500,500	9,336,956
NAVER Corp.	8,563	4,499,855
		21,793,949
Semiconductors & Semiconductor Equipment - 1.3%
Sanken Electric Co. Ltd.	750,000	2,606,671
Sumco Corp.	442,800	4,463,736
		7,070,407
Software - 0.2%
COLOPL, Inc. (d)	81,000	1,323,234
Technology Hardware, Storage & Peripherals - 1.5%
NEC Corp.	1,043,000	3,217,637
Samsung Electronics Co. Ltd.	4,206	5,054,111
		8,271,748
TOTAL INFORMATION TECHNOLOGY		75,841,957
MATERIALS - 5.2%
Chemicals - 4.9%
Daicel Chemical Industries Ltd.	261,500	3,455,563

	Shares	Value
Hitachi Chemical Co. Ltd.	155,500	$ 2,458,082
JSR Corp.	289,800	4,576,898
Kansai Paint Co. Ltd.	232,000	3,536,560
Shin-Etsu Chemical Co. Ltd.	132,600	7,885,613
Toray Industries, Inc.	584,000	5,094,934
		27,007,650
Metals & Mining - 0.3%
Yamato Kogyo Co. Ltd.	58,400	1,555,608
TOTAL MATERIALS		28,563,258
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 1.1%
Nippon Telegraph & Telephone Corp.	162,200	5,946,479
Wireless Telecommunication Services - 6.1%
KDDI Corp.	738,000	17,858,371
SoftBank Corp.	277,200	15,530,937
		33,389,308
TOTAL TELECOMMUNICATION SERVICES		39,335,787
TOTAL COMMON STOCKS (Cost $530,190,692)		539,478,754
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.18% (b)	5,556,318	5,556,318
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	12,649,386	12,649,386
TOTAL MONEY MARKET FUNDS (Cost $18,205,704)		18,205,704
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $548,396,396)		557,684,458
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(10,360,116)
NET ASSETS - 100%		$ 547,324,342
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,597
Fidelity Securities Lending Cash Central Fund	71,632
Total	$ 92,229
Other Information

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 105,567,123	$ -	$ 105,567,123	$ -
Consumer Staples	38,098,121	-	38,098,121	-
Financials	103,922,374	-	103,922,374	-
Health Care	72,686,536	-	72,686,536	-
Industrials	75,463,598	-	75,463,598	-
Information Technology	75,841,957	13,485,593	62,356,364	-
Materials	28,563,258	-	28,563,258	-
Telecommunication Services	39,335,787	-	39,335,787	-
Money Market Funds	18,205,704	18,205,704	-	-
Total Investments in Securities:	$ 557,684,458	$ 31,691,297	$ 525,993,161	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $12,036,815) - See accompanying schedule: Unaffiliated issuers (cost $530,190,692)	$ 539,478,754
Fidelity Central Funds (cost $18,205,704)	18,205,704
Total Investments (cost $548,396,396)		$ 557,684,458
Receivable for investments sold		574,282
Receivable for fund shares sold		516,884
Dividends receivable		3,045,252
Distributions receivable from Fidelity Central Funds		8,242
Prepaid expenses		1,495
Other receivables		1,228
Total assets		561,831,841

Liabilities
Payable for investments purchased	$ 1,066,235
Payable for fund shares redeemed	356,790
Accrued management fee	229,677
Distribution and service plan fees payable	21,782
Other affiliated payables	106,395
Other payables and accrued expenses	77,234
Collateral on securities loaned, at value	12,649,386
Total liabilities		14,507,499

Net Assets		$ 547,324,342
Net Assets consist of:
Paid in capital		$ 717,255,617
Undistributed net investment income		3,017,018
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(182,218,023)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,269,730
Net Assets		$ 547,324,342

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($23,917,721 ÷ 2,014,446 shares)	$ 11.87

Maximum offering price per share (100/94.25 of $11.87)	$ 12.59
Class T: Net Asset Value and redemption price per share ($4,808,761 ÷ 405,871 shares)	$ 11.85

Maximum offering price per share (100/96.50 of $11.85)	$ 12.28
Class B: Net Asset Value and offering price per share ($347,681 ÷ 29,411 shares)A	$ 11.82

Class C: Net Asset Value and offering price per share ($18,490,533 ÷ 1,571,218 shares)A	$ 11.77

Japan: Net Asset Value, offering price and redemption price per share ($485,803,076 ÷ 40,792,237 shares)	$ 11.91

Class I: Net Asset Value, offering price and redemption price per share ($13,956,570 ÷ 1,174,263 shares)	$ 11.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 8,050,801
Income from Fidelity Central Funds		92,229
Income before foreign taxes withheld		8,143,030
Less foreign taxes withheld		(808,062)
Total income		7,334,968

Expenses
Management fee
Basic fee	$ 3,498,174
Performance adjustment	(907,813)
Transfer agent fees	962,727
Distribution and service plan fees	222,835
Accounting and security lending fees	260,372
Custodian fees and expenses	52,192
Independent trustees' compensation	2,143
Registration fees	82,981
Audit	73,136
Legal	1,206
Miscellaneous	3,718
Total expenses before reductions	4,251,671
Expense reductions	(28,886)	4,222,785
Net investment income (loss)		3,112,183
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,164)
Foreign currency transactions	(365,218)
Total net realized gain (loss)		(392,382)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,912,886
Assets and liabilities in foreign currencies	24,355
Total change in net unrealized appreciation (depreciation)		1,937,241
Net gain (loss)		1,544,859
Net increase (decrease) in net assets resulting from operations		$ 4,657,042

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,112,183	$ 3,447,815
Net realized gain (loss)	(392,382)	(3,239,373)
Change in net unrealized appreciation (depreciation)	1,937,241	(11,748,802)
Net increase (decrease) in net assets resulting from operations	4,657,042	(11,540,360)
Distributions to shareholders from net investment income	(3,310,432)	(4,561,447)
Distributions to shareholders from net realized gain	-	(402,380)
Total distributions	(3,310,432)	(4,963,827)
Share transactions - net increase (decrease)	70,904,089	(48,052,746)
Redemption fees	139,156	110,748
Total increase (decrease) in net assets	72,389,855	(64,446,185)

Net Assets
Beginning of period	474,934,487	539,380,672
End of period (including undistributed net investment income of $3,017,018 and undistributed net investment income of $3,240,458, respectively)	$ 547,324,342	$ 474,934,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 12.00	$ 9.30	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.04	.05	.08	.09	.09
Net realized and unrealized gain (loss)	.23	(.31)	2.80	(.15)	(1.39)
Total from investment operations	.27	(.26)	2.88	(.06)	(1.30)
Distributions from net investment income	(.05)	(.08)	(.11)	(.13)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	(.05)	(.09)	(.19)	(.18)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.87	$ 11.65	$ 12.00	$ 9.30	$ 9.54
Total ReturnB, C, D	2.31%	(2.18)%	31.58%	(.64)%	(11.91)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.10%	1.23%	1.26%	1.42%	1.20%A
Expenses net of fee waivers, if any	1.10%	1.23%	1.26%	1.38%	1.20%A
Expenses net of all reductions	1.09%	1.23%	1.25%	1.36%	1.16%A
Net investment income (loss)	.37%	.41%	.75%	.94%	1.02%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,918	$ 21,352	$ 20,520	$ 9,495	$ 13,208
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Japan Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.62	$ 11.96	$ 9.28	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	-K	.01	.05	.06	.07
Net realized and unrealized gain (loss)	.23	(.30)	2.78	(.13)	(1.40)
Total from investment operations	.23	(.29)	2.83	(.07)	(1.33)
Distributions from net investment income	-	(.04)	(.08)	(.11)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	-	(.05)	(.16)	(.16)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.85	$ 11.62	$ 11.96	$ 9.28	$ 9.51
Total ReturnB, C, D	1.98%	(2.42)%	31.04%	(.75)%	(12.19)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.43%	1.54%	1.55%	1.70%	1.48%A
Expenses net of fee waivers, if any	1.43%	1.54%	1.55%	1.66%	1.48%A
Expenses net of all reductions	1.42%	1.54%	1.53%	1.64%	1.44%A
Net investment income (loss)	.04%	.10%	.46%	.66%	.74%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,809	$ 4,104	$ 5,357	$ 3,934	$ 4,643
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 12.00	$ 9.26	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	(.05)	(.04)	-K	.02	.02
Net realized and unrealized gain (loss)	.22	(.31)	2.80	(.14)	(1.39)
Total from investment operations	.17	(.35)	2.80	(.12)	(1.37)
Distributions from net investment income	-	-	-	(.04)	-
Distributions from net realized gain	-	-	(.07)	(.05)	-
Total distributions	-	-	(.07)	(.09)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.82	$ 11.65	$ 12.00	$ 9.26	$ 9.47
Total ReturnB, C, D	1.46%	(2.92)%	30.52%	(1.24)%	(12.56)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.91%	2.02%	2.02%	2.17%	1.95%A
Expenses net of fee waivers, if any	1.91%	2.02%	2.02%	2.13%	1.95%A
Expenses net of all reductions	1.91%	2.02%	2.01%	2.11%	1.91%A
Net investment income (loss)	(.45)%	(.37)%	(.02)%	.19%	.27%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 348	$ 452	$ 874	$ 1,012	$ 1,458
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share.

Financial Highlights - Fidelity Japan Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 11.96	$ 9.25	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	(.04)	(.03)	-K	.02	.03
Net realized and unrealized gain (loss)	.23	(.32)	2.79	(.14)	(1.39)
Total from investment operations	.19	(.35)	2.79	(.12)	(1.36)
Distributions from net investment income	-	(.03)	(.01)	(.06)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	-	(.03) L	(.09)	(.11)	-
Redemption fees added to paid in capitalE	-K	-K	.01	-K	.01
Net asset value, end of period	$ 11.77	$ 11.58	$ 11.96	$ 9.25	$ 9.48
Total ReturnB, C, D	1.64%	(2.90)%	30.55%	(1.27)%	(12.47)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.81%	1.93%	1.97%	2.15%	1.92%A
Expenses net of fee waivers, if any	1.81%	1.93%	1.97%	2.11%	1.92%A
Expenses net of all reductions	1.80%	1.93%	1.95%	2.09%	1.88%A
Net investment income (loss)	(.34)%	(.29)%	.04%	.21%	.30%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,491	$ 13,162	$ 11,824	$ 7,015	$ 8,750
Portfolio turnover rateG	35%	112%	68%	52%	134%J

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JThe portfolio turnover rate does not include the assets acquired in the merger. KAmount represents less than $.005 per share. LTotal distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Japan Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 11.69	$ 12.03	$ 9.34	$ 9.57	$ 10.57
Income from Investment Operations
Net investment income (loss) B	.08	.09	.12	.12	.15
Net realized and unrealized gain (loss)	.23	(.32)	2.79	(.14)	(.75)
Total from investment operations	.31	(.23)	2.91	(.02)	(.60)
Distributions from net investment income	(.09)	(.11)	(.15)	(.16)	(.20)
Distributions from net realized gain	-	(.01)	(.08)	(.05)	(.21)
Total distributions	(.09)	(.11) H	(.23)	(.21)	(.41)
Redemption fees added to paid in capitalB	-G	-G	.01	-G	.01
Net asset value, end of period	$ 11.91	$ 11.69	$ 12.03	$ 9.34	$ 9.57
Total Return A	2.66%	(1.90)%	31.92%	(.19)%	(6.00)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.80%	.90%	.93%	1.09%	.86%
Expenses net of fee waivers, if any	.80%	.90%	.93%	1.06%	.84%
Expenses net of all reductions	.79%	.90%	.91%	1.04%	.80%
Net investment income (loss)	.67%	.74%	1.08%	1.26%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 485,803	$ 415,612	$ 480,773	$ 353,550	$ 450,417
Portfolio turnover rateD	35%	112%	68%	52%	134%F

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FThe portfolio turnover rate does not include the assets acquired in the merger. GAmount represents less than $.005 per share. HTotal distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

Financial Highlights - Fidelity Japan Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.67	$ 12.02	$ 9.33	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.08	.09	.13	.12	.13
Net realized and unrealized gain (loss)	.23	(.32)	2.78	(.14)	(1.40)
Total from investment operations	.31	(.23)	2.91	(.02)	(1.27)
Distributions from net investment income	(.09)	(.12)	(.15)	(.17)	-
Distributions from net realized gain	-	(.01)	(.08)	(.05)	-
Total distributions	(.09)	(.12) K	(.23)	(.22)	-
Redemption fees added to paid in capitalD	-J	-J	.01	-J	.01
Net asset value, end of period	$ 11.89	$ 11.67	$ 12.02	$ 9.33	$ 9.57
Total ReturnB, C	2.72%	(1.90)%	32.04%	(.18)%	(11.63)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.80%	.89%	.90%	1.03%	.79%A
Expenses net of fee waivers, if any	.80%	.89%	.90%	1.01%	.79%A
Expenses net of all reductions	.79%	.89%	.88%	.99%	.75%A
Net investment income (loss)	.67%	.76%	1.11%	1.31%	1.43%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,957	$ 20,253	$ 20,033	$ 1,488	$ 2,715
Portfolio turnover rateF	35%	112%	68%	52%	134%I

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JAmount represents less than $.005 per share. KTotal distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive-foreign investment companies (PFIC), expiring capital loss carryforwards, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 49,425,970
Gross unrealized depreciation	(44,535,187)
Net unrealized appreciation (depreciation) on securities	$ 4,890,783
Tax Cost	$ 552,793,675

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,215,209
Capital loss carryforward	$ (178,019,200)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,872,858

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (3,870,588)
2017	(41,604,070)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(171,168,558)
No expiration
Short-term	(6,850,642)
Total capital loss carryforward	$ (178,019,200)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 3,310,432	$ 4,963,827

Due to large redemptions in a prior period, $141,955,883 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $18,885,324 per year.

The Fund acquired $5,487,891 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,371,973 per year.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $242,746,871 and $168,418,077, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 50,273	$ 1,164
Class T	.25%	.25%	21,808	36
Class B	.75%	.25%	4,103	3,078
Class C	.75%	.25%	146,651	44,718
			$ 222,835	$ 48,996

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45,946
Class T	1,710
Class B A	8
Class C A	4,518
$ 52,182

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 47,937.24
Class T	13,899.32
Class B	1,223.30
Class C	29,557.20
Japan	841,695.19
Class I	28,416.19
	$ 962,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $704 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $71,632. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,341 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,192 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 400
Class T	8
Class B	1
Class C	278
Japan	11,320
Class I	346
$ 12,353

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 79,823	$ 141,802
Class T	-	19,055
Class C	-	25,435
Japan	3,066,127	4,169,355
Class I	164,482	205,800
Total	$ 3,310,432	$ 4,561,447
From net realized gain
Class A	$ -	$ 15,756
Class T	-	3,988
Class C	-	9,157
Japan	-	357,373
Class I	-	16,106
Total	$ -	$ 402,380

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	1,104,408	952,008	$ 13,420,485	$ 11,244,440
Reinvestment of distributions	6,565	11,439	74,452	136,237
Shares redeemed	(929,216)	(840,548)	(10,724,499)	(9,766,930)
Net increase (decrease)	181,757	122,899	$ 2,770,438	$ 1,613,747
Class T
Shares sold	180,232	64,476	$ 2,170,519	$ 752,702
Reinvestment of distributions	-	1,875	-	22,328
Shares redeemed	(127,640)	(160,810)	(1,490,023)	(1,872,832)
Net increase (decrease)	52,592	(94,459)	$ 680,496	$ (1,097,802)
Class B
Shares sold	711	818	$ 8,779	$ 10,000
Shares redeemed	(10,106)	(34,849)	(116,253)	(406,096)
Net increase (decrease)	(9,395)	(34,031)	$ (107,474)	$ (396,096)
Class C
Shares sold	747,753	496,705	$ 8,932,993	$ 5,806,151
Reinvestment of distributions	-	2,168	-	25,821
Shares redeemed	(312,924)	(351,222)	(3,580,602)	(4,038,883)
Net increase (decrease)	434,829	147,651	$ 5,352,391	$ 1,793,089
Japan
Shares sold	18,408,352	4,922,211	$ 225,875,166	$ 57,652,164
Reinvestment of distributions	262,630	370,099	2,980,854	4,407,882
Shares redeemed	(13,426,033)	(9,716,469)	(161,325,584)	(112,632,153)
Net increase (decrease)	5,244,949	(4,424,159)	$ 67,530,436	$ (50,572,107)
Class I
Shares sold	1,688,546	916,937	$ 20,578,143	$ 10,668,831
Reinvestment of distributions	14,222	13,570	161,134	161,488
Shares redeemed	(2,263,385)	(862,451)	(26,061,475)	(10,223,896)
Net increase (decrease)	(560,617)	68,056	$ (5,322,198)	$ 606,423

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 23% of the total outstanding shares of the Fund. Mutual Funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Annual Report

Fidelity Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	6.93%	12.97%	1.91%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small CapTM Index performed over the same period.
Annual Report

Fidelity Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager David Jenkins: For the year, the fund lagged the 13.83% return of the benchmark Russell/Nomura Mid Small Cap Index by a sizable margin. Most of the underperformance came in the first half of the period when the higher-quality and smaller-cap companies favored by the fund lagged the more speculative and larger-cap securities that led the index. Security selection, particularly in the industrials and health care sectors, and a small cash position detracted from relative performance, as did a downward fair-value pricing adjustment of 2.40 percentage points. Individual disappointments included Toshiba Plant Systems & Services, a comprehensive engineering company pressured by an accounting scandal at its parent company. An investment in large-cap capital goods company Komatsu declined as the economic slowdown in China pressured demand for mining, construction and farming equipment. Shares of ERI Holdings, which provides building-inspection services, declined as Japan's slower-than-expected real estate recovery hindered earnings. Komatsu and ERI were out-of-index investments that were not in the portfolio at period end. By contrast, stock picks in six out of 10 sectors aided relative performance, with the biggest gains coming from consumer discretionary, consumer staples and information technology. Standouts included Kotobuki Spirits, a confections company and top holding, and VT Holdings, which operates car dealerships.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Smaller Companies Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Actual	.97%	$ 1,000.00	$ 1,002.20	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Smaller Companies Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.2	91.1
Investment Companies	0.0	3.9
Short-Term Investments and Net Other Assets (Liabilities)	3.8	5.0
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Shinsei Bank Ltd. (Banks)	1.8	1.5
Tokyo Gas Co. Ltd. (Gas Utilities)	1.7	1.5
Lintec Corp. (Chemicals)	1.7	1.6
Kotobuki Spirits Co. Ltd. (Food Products)	1.6	1.0
Amano Corp. (Electronic Equipment & Components)	1.6	1.5
SRA Holdings, Inc. (Software)	1.6	1.1
Daiichikosho Co. Ltd. (Media)	1.5	1.6
Kuraray Co. Ltd. (Chemicals)	1.5	1.5
ORIX Corp. (Diversified Financial Services)	1.5	0.7
Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	1.5	1.5
	16.0
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	21.4	22.7
Consumer Discretionary	17.6	20.2
Financials	12.0	10.6
Information Technology	11.6	11.1
Consumer Staples	10.2	6.7
Materials	9.2	8.3
Health Care	7.1	5.5
Utilities	3.8	3.6
Energy	2.1	1.7
Telecommunication Services	1.2	0.7
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Japan Smaller Companies Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
CONSUMER DISCRETIONARY - 17.6%
Auto Components - 3.2%
Bridgestone Corp.	148,300	$ 5,438,297
Hi-Lex Corp.	100,000	3,064,495
Kinugawa Rubber Industrial Co. Ltd.	1,319,000	7,357,486
		15,860,278
Distributors - 2.0%
Central Automotive Products Ltd.	695,000	5,059,916
Chori Co. Ltd.	353,700	4,984,929
		10,044,845
Diversified Consumer Services - 1.2%
Asante, Inc.	492,000	6,138,208
Hotels, Restaurants & Leisure - 1.9%
Koshidaka Holdings Co. Ltd. (d)	286,600	5,188,297
St. Marc Holdings Co. Ltd.	152,300	4,527,389
		9,715,686
Media - 2.4%
Daiichikosho Co. Ltd.	230,900	7,700,987
Proto Corp.	345,400	4,481,446
		12,182,433
Specialty Retail - 6.2%
Arc Land Sakamoto Co. Ltd.	262,300	5,741,846
Asahi Co. Ltd.	668,800	6,569,085
Fuji Corp.	224,200	4,223,247
Nitori Holdings Co. Ltd.	91,600	7,142,870
VT Holdings Co. Ltd.	1,176,600	7,276,130
		30,953,178
Textiles, Apparel & Luxury Goods - 0.7%
Hagihara Industries, Inc.	197,400	3,435,852
TOTAL CONSUMER DISCRETIONARY		88,330,480
CONSUMER STAPLES - 10.2%
Food & Staples Retailing - 5.4%
Kato Sangyo	251,300	6,116,128
Mitsubishi Shokuhin Co. Ltd.	275,000	6,994,971
San-A Co. Ltd.	158,900	6,747,800
Sogo Medical Co. Ltd.	191,200	7,086,120
		26,945,019
Food Products - 4.1%
Kotobuki Spirits Co. Ltd. (d)	228,000	7,954,095
Rokko Butter Co. Ltd.	229,100	3,185,539
S Foods, Inc. (d)	244,000	4,241,385
Toyo Suisan Kaisha Ltd.	136,000	5,011,298
		20,392,317
Tobacco - 0.7%
Japan Tobacco, Inc.	108,800	3,765,763
TOTAL CONSUMER STAPLES		51,103,099

	Shares	Value
ENERGY - 2.1%
Energy Equipment & Services - 1.0%
Shinko Plantech Co. Ltd.	619,000	$ 4,974,947
Oil, Gas & Consumable Fuels - 1.1%
San-Ai Oil Co. Ltd.	716,000	5,468,864
TOTAL ENERGY		10,443,811
FINANCIALS - 12.0%
Banks - 4.0%
Fukuoka Financial Group, Inc.	1,178,000	6,198,813
Shinsei Bank Ltd.	4,262,000	8,936,449
Sumitomo Mitsui Financial Group, Inc.	131,900	5,261,975
		20,397,237
Consumer Finance - 1.2%
ACOM Co. Ltd. (a)(d)	1,084,700	5,938,505
Diversified Financial Services - 2.8%
Fuyo General Lease Co. Ltd.	147,900	6,630,745
ORIX Corp.	513,300	7,496,121
		14,126,866
Insurance - 1.4%
Tokio Marine Holdings, Inc.	184,900	7,124,510
Real Estate Management & Development - 2.6%
Daito Trust Construction Co. Ltd.	68,500	7,414,874
Leopalace21 Corp. (a)	1,060,600	5,650,797
		13,065,671
TOTAL FINANCIALS		60,652,789
HEALTH CARE - 7.1%
Health Care Equipment & Supplies - 3.3%
Fukuda Denshi Co. Ltd.	106,800	5,211,374
Medikit Co. Ltd.	183,800	5,480,523
Paramount Bed Holdings Co. Ltd.	184,600	5,921,074
		16,612,971
Health Care Providers & Services - 2.7%
A/S One Corp.	192,500	6,833,116
Miraca Holdings, Inc.	155,100	6,902,769
		13,735,885
Pharmaceuticals - 1.1%
Astellas Pharma, Inc.	376,500	5,464,702
TOTAL HEALTH CARE		35,813,558
INDUSTRIALS - 21.4%
Building Products - 3.3%
Bunka Shutter Co. Ltd.	614,400	4,769,700
Sekisui Jushi Corp.	471,600	6,318,715
Sinko Industries Ltd.	509,800	5,408,461
		16,496,876
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.3%
Aeon Delight Co. Ltd.	222,800	$ 6,418,478
Asia Securities Printing Co. Ltd.	710,000	5,233,043
		11,651,521
Construction & Engineering - 2.1%
Hokuriku Electrical Construction Co. Ltd.	587,000	5,074,395
Toshiba Plant Systems & Services Corp.	519,200	5,561,382
		10,635,777
Electrical Equipment - 1.1%
Aichi Electric Co. Ltd.	699,000	2,082,679
Denyo Co. Ltd.	225,200	3,652,132
		5,734,811
Machinery - 2.5%
Daiwa Industries Ltd.	566,100	3,745,133
Kokusai Co. Ltd. (d)	232,500	2,866,871
Oiles Corp.	357,280	5,680,154
		12,292,158
Professional Services - 3.7%
Funai Soken Holdings, Inc.	270,500	4,149,880
Meitec Corp.	71,900	2,611,241
Weathernews, Inc.	205,100	6,600,669
Yamada Consulting Group Co. Ltd. (d)	179,200	5,245,052
		18,606,842
Trading Companies & Distributors - 5.2%
Daiichi Jitsugyo Co. Ltd.	679,000	2,896,994
Inaba Denki Sangyo Co. Ltd.	110,500	3,447,934
Maruka Machinery Co. Ltd.	195,300	2,857,850
Mitani Shoji Co. Ltd.	269,200	6,668,575
Yamazen Co. Ltd.	727,600	6,497,693
Yuasa Trading Co. Ltd.	164,400	3,832,198
		26,201,244
Transportation Infrastructure - 1.2%
Kamigumi Co. Ltd.	712,000	6,117,260
TOTAL INDUSTRIALS		107,736,489
INFORMATION TECHNOLOGY - 11.6%
Electronic Equipment & Components - 5.3%
Amano Corp.	602,400	7,824,379
Japan Aviation Electronics Industry Ltd.	162,000	2,869,684
Macnica Fuji Electronics Holdings, Inc.	467,200	6,285,417
OMRON Corp.	134,900	4,466,925
Siix Corp. (d)	188,900	5,316,101
		26,762,506
IT Services - 1.0%
TKC Corp.	204,900	4,829,803
Software - 3.1%
Broadleaf Co. Ltd.	321,500	3,682,651

	Shares	Value
Oracle Corp. Japan	87,100	$ 3,961,377
SRA Holdings, Inc.	378,200	7,767,872
		15,411,900
Technology Hardware, Storage & Peripherals - 2.2%
Elecom Co. Ltd.	600,600	7,284,191
Hitachi Maxell Ltd.	225,400	3,865,606
		11,149,797
TOTAL INFORMATION TECHNOLOGY		58,154,006
MATERIALS - 9.2%
Chemicals - 9.2%
C. Uyemura & Co. Ltd.	113,400	5,909,342
JSR Corp.	403,700	6,375,755
Kuraray Co. Ltd.	623,000	7,684,004
Lintec Corp.	361,200	8,461,124
Sakata INX Corp.	618,300	5,639,673
SK Kaken Co. Ltd.	67,000	6,525,468
Tokyo Ohka Kogyo Co. Ltd.	183,500	5,864,877
		46,460,243
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
KDDI Corp.	249,800	6,044,744
UTILITIES - 3.8%
Electric Utilities - 2.1%
Hokuriku Electric Power Co., Inc.	331,900	4,950,571
The Okinawa Electric Power Co., Inc.	230,750	5,664,445
		10,615,016
Gas Utilities - 1.7%
Tokyo Gas Co. Ltd.	1,710,000	8,462,551
TOTAL UTILITIES		19,077,567
TOTAL COMMON STOCKS (Cost $433,699,437)		483,816,786
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	15,805,705	$ 15,805,705
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	9,114,456	9,114,456
TOTAL MONEY MARKET FUNDS (Cost $24,920,161)		24,920,161
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $458,619,598)		508,736,947
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(5,895,233)
NET ASSETS - 100%		$ 502,841,714
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,781
Fidelity Securities Lending Cash Central Fund	46,909
Total	$ 69,690
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Eri Holdings Co. Ltd.	$ 4,702,074	$ -	$ 2,982,350	$ 101,535	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 88,330,480	$ -	$ 88,330,480	$ -
Consumer Staples	51,103,099	-	51,103,099	-
Energy	10,443,811	-	10,443,811	-
Financials	60,652,789	-	60,652,789	-
Health Care	35,813,558	-	35,813,558	-
Industrials	107,736,489	-	107,736,489	-
Information Technology	58,154,006	-	58,154,006	-
Materials	46,460,243	-	46,460,243	-
Telecommunication Services	6,044,744	-	6,044,744	-
Utilities	19,077,567	-	19,077,567	-
Money Market Funds	24,920,161	24,920,161	-	-
Total Investments in Securities:	$ 508,736,947	$ 24,920,161	$ 483,816,786	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $8,655,070) - See accompanying schedule: Unaffiliated issuers (cost $433,699,437)	$ 483,816,786
Fidelity Central Funds (cost $24,920,161)	24,920,161
Total Investments (cost $458,619,598)		$ 508,736,947
Foreign currency held at value (cost $29,117)		29,117
Receivable for investments sold		816,517
Receivable for fund shares sold		628,359
Dividends receivable		3,099,133
Distributions receivable from Fidelity Central Funds		9,963
Prepaid expenses		1,351
Other receivables		4,191
Total assets		513,325,578

Liabilities
Payable for investments purchased	$ 821,503
Payable for fund shares redeemed	101,520
Accrued management fee	286,761
Other affiliated payables	96,310
Other payables and accrued expenses	63,314
Collateral on securities loaned, at value	9,114,456
Total liabilities		10,483,864

Net Assets		$ 502,841,714
Net Assets consist of:
Paid in capital		$ 466,405,346
Undistributed net investment income		3,344,679
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,008,272)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,099,961
Net Assets, for 36,551,222 shares outstanding		$ 502,841,714
Net Asset Value, offering price and redemption price per share ($502,841,714 ÷ 36,551,222 shares)		$ 13.76

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 8,472,122
Income from Fidelity Central Funds		69,690
Income before foreign taxes withheld		8,541,812
Less foreign taxes withheld		(847,212)
Total income		7,694,600

Expenses
Management fee	$ 3,081,911
Transfer agent fees	831,110
Accounting and security lending fees	228,934
Custodian fees and expenses	89,705
Independent trustees' compensation	1,929
Registration fees	28,967
Audit	60,361
Legal	1,070
Miscellaneous	3,677
Total expenses before reductions	4,327,664
Expense reductions	(39,803)	4,287,861
Net investment income (loss)		3,406,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,633,706)
Foreign currency transactions	(650,766)
Total net realized gain (loss)		(13,284,472)
Change in net unrealized appreciation (depreciation) on: Investment securities	34,189,892
Assets and liabilities in foreign currencies	60,129
Total change in net unrealized appreciation (depreciation)		34,250,021
Net gain (loss)		20,965,549
Net increase (decrease) in net assets resulting from operations		$ 24,372,288

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Smaller Companies Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,406,739	$ 3,540,086
Net realized gain (loss)	(13,284,472)	83,877,484
Change in net unrealized appreciation (depreciation)	34,250,021	(114,800,346)
Net increase (decrease) in net assets resulting from operations	24,372,288	(27,382,776)
Distributions to shareholders from net investment income	(991,819)	(796,313)
Distributions to shareholders from net realized gain	(5,888,929)	(14,582,161)
Total distributions	(6,880,748)	(15,378,474)
Share transactions
Proceeds from sales of shares	181,245,784	122,963,906
Reinvestment of distributions	6,645,506	14,883,766
Cost of shares redeemed	(118,682,976)	(340,912,183)
Net increase (decrease) in net assets resulting from share transactions	69,208,314	(203,064,511)
Redemption fees	90,331	432,103
Total increase (decrease) in net assets	86,790,185	(245,393,658)

Net Assets
Beginning of period	416,051,529	661,445,187
End of period (including undistributed net investment income of $3,344,679 and undistributed net investment income of $979,566, respectively)	$ 502,841,714	$ 416,051,529
Other Information Shares
Sold	13,218,734	9,257,514
Issued in reinvestment of distributions	539,846	1,115,725
Redeemed	(8,966,998)	(26,335,365)
Net increase (decrease)	4,791,582	(15,962,126)

Financial Highlights - Fidelity Japan Smaller Companies Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 13.10	$ 13.86	$ 9.12	$ 8.62	$ 8.23
Income from Investment Operations
Net investment income (loss) B	.10	.09	.02	.06	.08
Net realized and unrealized gain (loss)	.78	(.53)	4.91	.55	.45
Total from investment operations	.88	(.44)	4.93	.61	.53
Distributions from net investment income	(.03)	(.02)	(.07)	(.08)	(.05)
Distributions from net realized gain	(.19)	(.31)	(.15)	(.03)	(.10)
Total distributions	(.22)	(.33)	(.22)	(.11)	(.14) G
Redemption fees added to paid in capitalB	-F	.01	.03	-F	-F
Net asset value, end of period	$ 13.76	$ 13.10	$ 13.86	$ 9.12	$ 8.62
Total ReturnA	6.93%	(3.16)%	55.79%	7.13%	6.44%
Ratios to Average Net AssetsC, E
Expenses before reductions	.98%	1.00%	1.01%	1.05%	1.05%
Expenses net of fee waivers, if any	.98%	1.00%	1.01%	1.05%	1.05%
Expenses net of all reductions	.97%	1.00%	.98%	1.02%	1.01%
Net investment income (loss)	.77%	.70%	.18%	.67%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 502,842	$ 416,052	$ 661,445	$ 237,893	$ 303,619
Portfolio turnover rateD	41%	112%	91%	86%	133%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FAmount represents less than $.005 per share. GTotal distributions of $.14 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $.095 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and capital losses carryforwards.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 60,631,113
Gross unrealized depreciation	(17,665,194)
Net unrealized appreciation (depreciation) on securities	$ 42,965,919
Tax Cost	$ 465,771,028

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,269,366
Capital loss carryforward	$ (13,781,708)
Net unrealized appreciation (depreciation) on securities and other investments	$ 42,948,727

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (8,159,164)
Long-term	(5,622,544)
Total capital loss carryforward	$ (13,781,708)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 991,819	$ 15,378,474
Long-term Capital Gains	5,888,929	-
Total	$ 6,880,748	$ 15,378,474

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $227,597,178 and $176,047,292, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $620 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

Annual Report

7. Security Lending - continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $46,909. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $25,893 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $13,910.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 16% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 40% of the total outstanding shares of the Fund.

Annual Report

Fidelity Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	-34.45%	-13.72%	0.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund, a class of the fund, on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Annual Report

Fidelity Latin America Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Lead Portfolio Manager Adam Kutas: For the year, the fund's share classes (excluding sales charges, if applicable) posted double-digit negative results, roughly in line with the -34.64% return of the benchmark MSCI EM (Emerging Markets) Latin America Index. Lower commodity prices weighed heavily on the region's oil-rich countries, including Mexico, Columbia and Brazil. The fund's top individual contributor versus the benchmark was Chile-based beverage producer Compania Cervecerias Unidas. A sizable stake in one of the fastest-growing convenience store chains, Fomento Economico Mexicano, was another notable contributor. I viewed it as a good defensive company that could grow even in a tough economic environment, which was exactly what happened. On the downside, the biggest detractor was Companhia Brasileira de Distri (CBD), a Brazilian company with exposure to supermarkets and a stake in a consumer technology retail chain. Avoiding Grupo Financiero Banorte, one of Mexico's largest banks and a benchmark component, also proved detrimental.

Note to shareholders: Will Pruett was named Co-Portfolio Manager of the fund, effective October 1, 2015, joining Lead Portfolio Manager Adam Kutas.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period C May 1, 2015 to October 31, 2015
Class A	1.40%
Actual		$ 1,000.00	$ 768.50	$ 6.24
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Class T	1.67%
Actual		$ 1,000.00	$ 767.40	$ 7.44
HypotheticalA		$ 1,000.00	$ 1,016.79	$ 8.49
Class B	2.14%
Actual		$ 1,000.00	$ 765.40	$ 9.52
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Class C	2.15%
Actual		$ 1,000.00	$ 765.50	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,014.37	$ 10.92
Latin America	1.13%
Actual		$ 1,000.00	$ 769.00	$ 5.04
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75
Class I	1.07%
Actual		$ 1,000.00	$ 769.40	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	99.1
Short-Term Investments and Net Other Assets (Liabilities)	2.8	0.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil S.A.B. de CV Series L (Mexico, Wireless Telecommunication Services)	6.4	6.6
Ambev SA sponsored ADR (Brazil, Beverages)	6.1	6.1
Fomento Economico Mexicano S.A.B. de CV (Mexico, Beverages)	5.5	4.1
Itau Unibanco Holding SA (Brazil, Banks)	4.7	6.5
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	4.4	2.7
Grupo Financiero Inbursa S.A.B. de CV Series O (Mexico, Banks)	2.8	2.3
Grupo de Inversiones Suramerica SA (Colombia, Diversified Financial Services)	2.3	2.5
Banco Bradesco SA (PN) (Brazil, Banks)	2.0	3.1
Grupo Televisa SA de CV (Mexico, Media)	1.9	1.6
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	1.8	3.3
	37.9
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	28.0	23.8
Financials	26.9	30.3
Telecommunication Services	8.5	9.9
Consumer Discretionary	8.1	7.7
Materials	7.8	7.4
Industrials	5.8	6.7
Energy	5.0	7.3
Utilities	4.6	3.4
Health Care	1.4	0.7
Information Technology	1.1	1.9
Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2015, the fund did not have more than 25% of its total assets invested in any one industry.

Annual Report

Fidelity Latin America Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 77.6%
	Shares	Value
Belgium - 0.9%
Euronav NV	226,900	$ 3,352,175
Euronav NV	80,600	1,205,776
TOTAL BELGIUM		4,557,951
Brazil - 20.5%
Banco Bradesco SA	185,580	1,127,950
BB Seguridade Participacoes SA	772,600	5,328,898
BM&F BOVESPA SA	2,767,900	8,181,940
Brasil Brokers Participacoes SA	2,701,800	1,050,862
Brasil Foods SA	156,300	2,435,760
CCR SA	2,052,300	6,449,774
Cielo SA	577,440	5,481,604
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	1,700,000	7,379,134
Cyrela Brazil Realty SA	287,300	667,490
Equatorial Energia SA	566,900	5,055,215
Fibria Celulose SA	578,700	7,898,969
FPC Par Corretora de Seguros	1,272,700	3,560,808
Hypermarcas SA (a)	1,021,400	4,634,842
Industrias Romi SA	3,235,900	1,485,147
Itausa-Investimentos Itau SA	7	14
M. Dias Branco SA	515,600	9,345,254
MAHLE Metal Leve SA	424,300	2,575,583
Multiplus SA	778,100	6,928,460
Ouro Fino Saude Animal LTDA	176,200	1,576,253
Petroleo Brasileiro SA - Petrobras (ON) (a)	3,237,328	7,873,912
Porto Seguro SA	365,400	3,063,199
QGEP Participacoes SA (a)	2,477,700	3,829,094
TIM Participacoes SA	1,707,595	3,741,473
Vale SA	1,064,100	4,707,198
TOTAL BRAZIL		104,378,833
Canada - 0.3%
Tahoe Resources, Inc.	209,434	1,749,021
Chile - 11.7%
Aguas Andinas SA	9,955,798	5,208,025
Banco de Chile	76,030,132	8,037,832
Banmedica SA	1,523,867	2,490,015
Colbun SA	21,984,938	5,849,510
Compania Cervecerias Unidas SA	782,126	9,357,351
CorpBanca SA	630,371,201	5,783,682
Empresa Nacional de Telecomunicaciones SA (ENTEL)	297,791	2,755,886
Forus SA	705,249	2,039,618
Inversiones La Construccion SA	753,300	8,561,836
S.A.C.I. Falabella	576,071	3,873,516
Sociedad Matriz SAAM SA	60,278,930	3,928,525
Vina San Pedro SA	238,206,744	1,877,960
TOTAL CHILE		59,763,756

	Shares	Value
Colombia - 5.3%
Bolsa de Valores de Colombia	334,500,111	$ 1,905,161
Cemex Latam Holdings SA (a)	852,530	2,966,345
Empresa de Telecomunicaciones de Bogota	22,051,614	4,529,068
Grupo de Inversiones Suramerica SA	953,406	12,104,340
Inversiones Argos SA	924,188	5,678,476
TOTAL COLOMBIA		27,183,390
Mexico - 33.2%
America Movil S.A.B. de CV:
Series L	7,165,300	6,398,441
Series L sponsored ADR (d)	1,476,073	26,288,860
Banregio Grupo Financiero S.A.B. de CV	339,814	1,833,224
Consorcio ARA S.A.B. de CV (a)	20,756,305	7,778,368
Controladora Commercial Mexicana S.A.B. de CV unit	1,308,500	3,832,546
Fomento Economico Mexicano S.A.B. de CV:
unit	95,200	940,427
sponsored ADR	275,305	27,279,972
Gruma S.A.B. de CV Series B	358,009	5,524,737
Grupo Aeroportuario del Pacifico SA de CV:
Series B	43,100	388,187
sponsored ADR	33,400	3,041,738
Grupo Aeroportuario del Sureste SA de CV Series B	254,820	3,946,534
Grupo Carso SA de CV Series A1	1,414,100	6,304,370
Grupo Financiero Inbursa S.A.B. de CV Series O	7,110,519	14,296,113
Grupo Financiero Santander Mexico S.A.B. de CV	2,505,855	4,604,287
Grupo Televisa SA de CV	199,400	1,160,223
Grupo Televisa SA de CV (CPO) sponsored ADR	293,300	8,546,762
Industrias Penoles SA de CV	277,923	3,694,916
Kimberly-Clark de Mexico SA de CV Series A	2,382,100	5,748,375
Medica Sur SA de CV	1,038,334	3,143,076
Megacable Holdings S.A.B. de CV unit	1,954,829	7,449,932
Qualitas Controladora S.A.B. de CV (a)	2,877,400	3,585,035
Unifin Financiera SAPI de CV (a)	308,300	935,849
Wal-Mart de Mexico SA de CV Series V	8,591,848	22,668,439
TOTAL MEXICO		169,390,411
Panama - 1.6%
Banco Latinoamericano de Comercio Exterior SA Series E	303,070	8,191,982
Peru - 3.0%
Alicorp SA Class C (a)	4,973,812	8,451,240
Compania de Minas Buenaventura SA sponsored ADR	1,073,736	6,882,648
TOTAL PERU		15,333,888
Common Stocks - continued
	Shares	Value
Spain - 0.7%
Prosegur Compania de Seguridad SA (Reg.)	789,254	$ 3,515,008
United States of America - 0.4%
First Cash Financial Services, Inc. (a)	52,766	2,013,023
TOTAL COMMON STOCKS (Cost $443,903,418)		396,077,263
Nonconvertible Preferred Stocks - 19.6%

Brazil - 18.5%
Ambev SA sponsored ADR	6,385,447	31,097,125
Banco Bradesco SA (PN)	1,909,460	10,397,547
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	413,125	5,435,418
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	62,800	275,692
Itau Unibanco Holding SA	3,462,695	23,766,718
Itausa-Investimentos Itau SA (PN)	4,034,325	7,531,898
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	4,687,871	9,371,974
Vale SA (PN-A)	1,859,800	6,765,890
TOTAL BRAZIL		94,642,262
Chile - 0.8%
Embotelladora Andina SA Class A	1,355,910	3,980,186
Colombia - 0.3%
Grupo de Inversiones Suramerica SA	105,961	1,329,907
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $90,870,783)		99,952,355
Money Market Funds - 3.2%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	14,023,624	$ 14,023,624
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	2,529,375	2,529,375
TOTAL MONEY MARKET FUNDS (Cost $16,552,999)		16,552,999
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $551,327,200)		512,582,617
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,020,347)
NET ASSETS - 100%		$ 510,562,270
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,272
Fidelity Securities Lending Cash Central Fund	36,119
Total	$ 51,391
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $2,537,925) - See accompanying schedule: Unaffiliated issuers (cost $534,774,201)	$ 496,029,618
Fidelity Central Funds (cost $16,552,999)	16,552,999
Total Investments (cost $551,327,200)		$ 512,582,617
Foreign currency held at value (cost $517,954)		518,167
Receivable for investments sold		793,751
Receivable for fund shares sold		321,934
Dividends receivable		393,206
Distributions receivable from Fidelity Central Funds		3,558
Prepaid expenses		1,769
Other receivables		2,262
Total assets		514,617,264

Liabilities
Payable for investments purchased	$ 110,516
Payable for fund shares redeemed	837,033
Accrued management fee	301,708
Distribution and service plan fees payable	10,860
Other affiliated payables	148,116
Other payables and accrued expenses	117,386
Collateral on securities loaned, at value	2,529,375
Total liabilities		4,054,994

Net Assets		$ 510,562,270
Net Assets consist of:
Paid in capital		$ 630,184,258
Undistributed net investment income		7,012,875
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,850,607)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(38,784,256)
Net Assets		$ 510,562,270

Statement of Assets and Liabilities - continued

October 31, 2015

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($16,424,313 ÷ 908,008 shares)	$ 18.09

Maximum offering price per share (100/94.25 of $18.09)	$ 19.19
Class T: Net Asset Value and redemption price per share ($5,283,521 ÷ 291,781 shares)	$ 18.11

Maximum offering price per share (100/96.50 of $18.11)	$ 18.77
Class B: Net Asset Value and offering price per share ($627,760 ÷ 34,367 shares)A	$ 18.27

Class C: Net Asset Value and offering price per share ($5,393,798 ÷ 296,770 shares)A	$ 18.18

Latin America: Net Asset Value, offering price and redemption price per share ($481,004,802 ÷ 26,598,317 shares)	$ 18.08

Class I: Net Asset Value, offering price and redemption price per share ($1,828,076 ÷ 101,089 shares)	$ 18.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 19,692,387
Interest		12,841
Income from Fidelity Central Funds		51,391
Income before foreign taxes withheld		19,756,619
Less foreign taxes withheld		(1,513,669)
Total income		18,242,950
Expenses
Management fee	$ 4,826,856
Transfer agent fees	1,963,217
Distribution and service plan fees	183,965
Accounting and security lending fees	339,670
Custodian fees and expenses	490,458
Independent trustees' compensation	2,918
Registration fees	81,216
Audit	72,583
Legal	2,191
Interest	444
Miscellaneous	4,345
Total expenses before reductions	7,967,863
Expense reductions	(66,025)	7,901,838
Net investment income (loss)		10,341,112
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(86,779,565)
Foreign currency transactions	(639,828)
Total net realized gain (loss)		(87,419,393)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $64,167)	(231,007,007)
Assets and liabilities in foreign currencies	(35,988)
Total change in net unrealized appreciation (depreciation)		(231,042,995)
Net gain (loss)		(318,462,388)
Net increase (decrease) in net assets resulting from operations		$ (308,121,276)

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,341,112	$ 20,578,749
Net realized gain (loss)	(87,419,393)	80,758,455
Change in net unrealized appreciation (depreciation)	(231,042,995)	(221,687,609)
Net increase (decrease) in net assets resulting from operations	(308,121,276)	(120,350,405)
Distributions to shareholders from net investment income	(12,592,762)	(23,599,176)
Distributions to shareholders from net realized gain	(66,395,306)	(209,492,273)
Total distributions	(78,988,068)	(233,091,449)
Share transactions - net increase (decrease)	(98,503,600)	(61,704,730)
Redemption fees	127,133	197,877
Total increase (decrease) in net assets	(485,485,811)	(414,948,707)

Net Assets
Beginning of period	996,048,081	1,410,996,788
End of period (including undistributed net investment income of $7,012,875 and undistributed net investment income of $11,771,382, respectively)	$ 510,562,270	$ 996,048,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.31	$ 40.71	$ 48.95	$ 52.38	$ 57.48
Income from Investment Operations
Net investment income (loss) C	.28	.49	.72	.92	1.15
Net realized and unrealized gain (loss)	(10.11)	(4.08)	(4.73)	(3.66)	(5.87)
Total from investment operations	(9.83)	(3.59)	(4.01)	(2.74)	(4.72)
Distributions from net investment income	(.31)	(.57)	(.79)	(.70)	(.19)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.39)	(6.82)	(4.24)	(.70)	(.39)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.09	$ 30.31	$ 40.71	$ 48.95	$ 52.38
Total ReturnA, B	(34.60)%	(9.06)%	(8.93)%	(5.23)%	(8.26)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.40%	1.38%	1.37%	1.35%	1.34%
Expenses net of fee waivers, if any	1.40%	1.38%	1.37%	1.35%	1.34%
Expenses net of all reductions	1.39%	1.38%	1.35%	1.35%	1.34%
Net investment income (loss)	1.26%	1.52%	1.66%	1.80%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,424	$ 34,898	$ 48,464	$ 69,654	$ 91,407
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.33	$ 40.68	$ 48.88	$ 52.27	$ 57.47
Income from Investment Operations
Net investment income (loss) C	.22	.40	.61	.78	.99
Net realized and unrealized gain (loss)	(10.13)	(4.08)	(4.74)	(3.65)	(5.85)
Total from investment operations	(9.91)	(3.68)	(4.13)	(2.87)	(4.86)
Distributions from net investment income	(.23)	(.43)	(.63)	(.53)	(.15)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.31)	(6.68)	(4.08)	(.53)	(.35)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.11	$ 30.33	$ 40.68	$ 48.88	$ 52.27
Total ReturnA, B	(34.78)%	(9.30)%	(9.17)%	(5.49)%	(8.50)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.67%	1.65%	1.63%	1.61%	1.61%
Expenses net of fee waivers, if any	1.67%	1.65%	1.63%	1.61%	1.61%
Expenses net of all reductions	1.66%	1.65%	1.61%	1.61%	1.61%
Net investment income (loss)	.99%	1.25%	1.40%	1.54%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,284	$ 9,761	$ 12,705	$ 19,334	$ 26,020
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.46	$ 40.63	$ 48.72	$ 52.06	$ 57.44
Income from Investment Operations
Net investment income (loss) C	.12	.25	.40	.53	.72
Net realized and unrealized gain (loss)	(10.23)	(4.08)	(4.74)	(3.63)	(5.84)
Total from investment operations	(10.11)	(3.83)	(4.34)	(3.10)	(5.12)
Distributions from net investment income	-	(.10)	(.31)	(.25)	(.07)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.08)	(6.35)	(3.76)	(.25)	(.27)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.27	$ 30.46	$ 40.63	$ 48.72	$ 52.06
Total ReturnA, B	(35.09)%	(9.73)%	(9.60)%	(5.95)%	(8.94)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.16%	2.14%	2.12%	2.10%	2.10%
Expenses net of fee waivers, if any	2.15%	2.14%	2.12%	2.10%	2.10%
Expenses net of all reductions	2.15%	2.13%	2.10%	2.10%	2.10%
Net investment income (loss)	.50%	.76%	.91%	1.05%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 628	$ 2,211	$ 4,764	$ 9,492	$ 14,114
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.37	$ 40.59	$ 48.73	$ 52.05	$ 57.44
Income from Investment Operations
Net investment income (loss) C	.11	.25	.40	.54	.73
Net realized and unrealized gain (loss)	(10.17)	(4.07)	(4.74)	(3.64)	(5.84)
Total from investment operations	(10.06)	(3.82)	(4.34)	(3.10)	(5.11)
Distributions from net investment income	(.05)	(.16)	(.36)	(.23)	(.09)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.13)	(6.41)	(3.81)	(.23)	(.29)
Redemption fees added to paid in capitalC	-G	.01	.01	.01	.01
Net asset value, end of period	$ 18.18	$ 30.37	$ 40.59	$ 48.73	$ 52.05
Total ReturnA, B	(35.08)%	(9.74)%	(9.62)%	(5.94)%	(8.93)%
Ratios to Average Net AssetsD, F
Expenses before reductions	2.15%	2.13%	2.12%	2.10%	2.08%
Expenses net of fee waivers, if any	2.15%	2.13%	2.12%	2.10%	2.08%
Expenses net of all reductions	2.15%	2.13%	2.10%	2.10%	2.08%
Net investment income (loss)	.51%	.77%	.91%	1.06%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,394	$ 11,349	$ 15,185	$ 27,405	$ 35,203
Portfolio turnover rateE	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Latin America Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.34	$ 40.80	$ 49.09	$ 52.48	$ 57.50
Income from Investment Operations
Net investment income (loss) B	.34	.59	.87	1.09	1.34
Net realized and unrealized gain (loss)	(10.11)	(4.10)	(4.74)	(3.67)	(5.88)
Total from investment operations	(9.77)	(3.51)	(3.87)	(2.58)	(4.54)
Distributions from net investment income	(.41)	(.71)	(.98)	(.82)	(.29)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.49)	(6.96)	(4.43)	(.82)	(.49)
Redemption fees added to paid in capitalB	- F	.01	.01	.01	.01
Net asset value, end of period	$ 18.08	$ 30.34	$ 40.80	$ 49.09	$ 52.48
Total ReturnA	(34.45)%	(8.79)%	(8.63)%	(4.91)%	(7.96)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.13%	1.08%	1.04%	1.02%	1.00%
Expenses net of fee waivers, if any	1.12%	1.08%	1.04%	1.02%	1.00%
Expenses net of all reductions	1.12%	1.07%	1.03%	1.02%	1.00%
Net investment income (loss)	1.53%	1.83%	1.99%	2.14%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 481,005	$ 933,298	$ 1,324,748	$ 2,274,601	$ 2,884,301
Portfolio turnover rateD	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

Financial Highlights - Fidelity Latin America Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 30.35	$ 40.79	$ 49.07	$ 52.51	$ 57.49
Income from Investment Operations
Net investment income (loss) B	.36	.60	.87	1.08	1.32
Net realized and unrealized gain (loss)	(10.13)	(4.07)	(4.74)	(3.67)	(5.88)
Total from investment operations	(9.77)	(3.47)	(3.87)	(2.59)	(4.56)
Distributions from net investment income	(.42)	(.73)	(.97)	(.86)	(.23)
Distributions from net realized gain	(2.08)	(6.25)	(3.45)	-	(.20)
Total distributions	(2.50)	(6.98)	(4.42)	(.86)	(.43)
Redemption fees added to paid in capitalB	- F	.01	.01	.01	.01
Net asset value, end of period	$ 18.08	$ 30.35	$ 40.79	$ 49.07	$ 52.51
Total ReturnA	(34.42)%	(8.69)%	(8.63)%	(4.93)%	(7.98)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.06%	1.04%	1.03%	1.04%	1.04%
Expenses net of fee waivers, if any	1.06%	1.04%	1.03%	1.04%	1.04%
Expenses net of all reductions	1.05%	1.04%	1.01%	1.04%	1.04%
Net investment income (loss)	1.60%	1.86%	2.00%	2.12%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,828	$ 4,531	$ 5,131	$ 7,928	$ 9,603
Portfolio turnover rateD	30%	30%	23%	23%	11%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 111,202,419
Gross unrealized depreciation	(153,035,114)
Net unrealized appreciation (depreciation) on securities	$ (41,832,695)
Tax Cost	$ 554,415,312

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,013,225
Capital loss carryforward	$ (84,762,495)
Net unrealized appreciation (depreciation) on securities and other investments	$ (41,872,368)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (34,655,095)
Long-term	(50,107,400)
Total capital loss carryforward	$ (84,762,495)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 13,610,992	$ 23,599,177
Long-term Capital Gains	65,377,076	209,492,272
Total	$ 78,988,068	$ 233,091,449

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $206,464,209 and $379,227,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 59,273	$ 647
Class T	.25%	.25%	34,910	81
Class B	.75%	.25%	12,707	9,534
Class C	.75%	.25%	77,075	10,716
			$ 183,965	$ 20,978

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,285
Class T	1,542
Class BA	1,183
Class CA	1,816
$ 12,826

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 70,425.30
Class T	22,003.32
Class B	3,759.30
Class C	22,931.30
Latin America	1,838,665.28
Class I	5,434.21
	$ 1,963,217

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,354 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an

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5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,893,750.34%		$ 444

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,072 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $36,119, including $28 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,806 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $36.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,673 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 60
Class T	14
Class B	2
Class C	40
Latin America	43,294
Class I	100
$ 43,510

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$ 341,444	$ 667,095
Class T	71,167	136,327
Class B	-	12,098

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Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2015	2014
From net investment income
Class C	$ 18,114	$ 60,991
Latin America	12,109,807	22,631,305
Class I	52,230	91,360
Total	$ 12,592,762	$ 23,599,176
From net realized gain
Class A	$ 2,330,553	$ 7,249,224
Class T	658,521	1,918,455
Class B	144,042	684,975
Class C	754,025	2,282,110
Latin America	62,251,897	196,577,505
Class I	256,268	780,004
Total	$ 66,395,306	$ 209,492,273

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	218,330	256,161	$ 4,910,163	$ 8,113,294
Reinvestment of distributions	103,775	229,379	2,587,573	7,071,806
Shares redeemed	(565,352)	(524,684)	(12,518,797)	(16,539,013)
Net increase (decrease)	(243,247)	(39,144)	$ (5,021,061)	$ (1,353,913)
Class T
Shares sold	29,946	47,965	$ 658,518	$ 1,548,211
Reinvestment of distributions	28,508	65,609	713,357	2,028,652
Shares redeemed	(88,493)	(104,082)	(1,990,592)	(3,252,264)
Net increase (decrease)	(30,039)	9,492	$ (618,717)	$ 324,599
Class B
Shares sold	116	1,044	$ 2,989	$ 32,892
Reinvestment of distributions	5,261	18,939	133,376	590,702
Shares redeemed	(43,584)	(64,672)	(982,322)	(2,061,800)
Net increase (decrease)	(38,207)	(44,689)	$ (845,957)	$ (1,438,206)
Class C
Shares sold	48,350	91,764	$ 1,099,271	$ 2,901,440
Reinvestment of distributions	25,875	69,412	652,617	2,158,720
Shares redeemed	(151,109)	(161,581)	(3,411,105)	(5,151,621)
Net increase (decrease)	(76,884)	(405)	$ (1,659,217)	$ (91,461)
Latin America
Shares sold	2,736,036	4,529,614	$ 60,647,605	$ 143,961,705
Reinvestment of distributions	2,862,287	6,820,938	71,197,829	209,950,213
Shares redeemed	(9,758,242)	(13,065,128)	(221,025,945)	(413,931,096)
Net increase (decrease)	(4,159,919)	(1,714,576)	$ (89,180,511)	$ (60,019,178)
Class I
Shares sold	41,136	125,962	$ 906,993	$ 4,086,454
Reinvestment of distributions	11,139	21,472	276,862	660,492
Shares redeemed	(100,491)	(123,906)	(2,361,992)	(3,873,517)
Net increase (decrease)	(48,216)	23,528	$ (1,178,137)	$ 873,429

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	3.76%	9.27%	7.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period. Returns shown for the FTSE® Capped Nordic Index for periods prior to October 1, 2009 (its inception date) are returns of the uncapped FTSE Nordic Index.

Annual Report

Fidelity Nordic Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Stefan Lindblad: For the year, the fund delivered a single-digit gain, handily outpacing the -1.25% return of the FTSE Capped Nordic Index. Amid a volatile investment environment, stock selection in the transportation and capital goods segments of industrials helped drive the fund's performance relative to the benchmark. On an individual basis, an out-of-index stake in Swedish online gambling company Unibet Group was the most beneficial. During the period, the stock benefited from the announcement of several strategic acquisitions. Given my positive outlook for the company's long-term prospects, I added to the fund's stake during the period. Also aiding were positions in freight-forwarding company DSV in Denmark and Sweden-based Eltel, an infrastructure network services supplier that was not in the benchmark. On the downside, stock selection in consumer discretionary's retailing group and the food, beverage & tobacco area of consumer staples was unfavorable. Among individual stocks, an out-of-index position in Kambi Group, a Malta-based company that provides sport betting infrastructure to the gaming industry, was detrimental to the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Nordic Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Actual	.99%	$ 1,000.00	$ 967.50	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Nordic Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	99.8
Short-Term Investments and Net Other Assets (Liabilities)	1.1	0.2
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	6.5	8.8
Svenska Cellulosa AB (SCA) (B Shares) (Sweden, Household Products)	5.6	4.4
Carlsberg A/S Series B (Denmark, Beverages)	4.9	3.9
Nordea Bank AB (Sweden, Banks)	4.7	2.6
Unibet Group PLC unit (Malta, Hotels, Restaurants & Leisure)	4.6	3.0
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	4.2	3.7
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	4.1	0.0
DSV de Sammensluttede Vognmaend A/S (Denmark, Road & Rail)	4.1	4.2
Sandvik AB (Sweden, Machinery)	3.8	2.2
Eltel AB (Sweden, Construction & Engineering)	3.5	3.2
	46.0
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.0	30.0
Consumer Discretionary	19.8	10.8
Health Care	17.4	19.4
Financials	17.0	20.8
Consumer Staples	13.8	12.8
Materials	4.2	2.4
Information Technology	1.7	1.5
Energy	0.0	2.1
Market Sectors may include more than one industry category.

The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2015, the fund did not have more than 25% of its assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Nordic Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Bermuda - 1.4%
Vostok Emerging Finance Ltd. (depository receipt) (a)(d)	851,779	$ 239,276
Vostok New Ventures Ltd. SDR (a)(d)	851,779	5,433,567
TOTAL BERMUDA		5,672,843
Denmark - 22.6%
Alm. Brand A/S	1,198,354	6,802,455
Carlsberg A/S Series B	241,400	19,789,365
DSV de Sammensluttede Vognmaend A/S	410,200	16,632,141
NNIT A/S	131,374	3,021,717
Novo Nordisk A/S Series B	493,405	26,201,534
Novozymes A/S Series B	166,400	7,716,028
William Demant Holding A/S (a)	131,500	11,419,862
TOTAL DENMARK		91,583,102
Finland - 15.2%
Amer Group PLC (A Shares)	475,100	13,332,764
Cramo Oyj (B Shares)	472,100	8,669,718
Huhtamaki Oyj	257,577	9,092,150
Olvi PLC (A Shares)	323,500	7,843,996
Raisio Group PLC (V Shares)	1,234,000	5,821,393
Vaisala Oyj	250,200	6,682,967
Valmet Corp.	968,885	10,217,516
TOTAL FINLAND		61,660,504
Malta - 6.9%
Kambi Group PLC (a)(d)	1,418,983	9,342,462
Unibet Group PLC unit	210,451	18,548,449
TOTAL MALTA		27,890,911
Norway - 2.7%
Schibsted ASA (B Shares) (a)	100,000	3,118,840
Zalaris ASA (A Shares) (e)	1,823,800	7,941,931
TOTAL NORWAY		11,060,771
Sweden - 50.1%
AddTech AB (B Shares)	631,600	8,982,144
Bravida AB	2,000,000	10,300,168
CDON Group AB (a)(d)	429,543	432,381
Coor Service Management Holding AB (a)	908,700	3,711,997
Dustin Group AB (a)(d)	792,693	5,404,588
East Capital Explorer AB (a)	1,005,000	5,881,630
Elekta AB (B Shares) (d)	1,216,785	9,406,938

	Shares	Value
Eltel AB	1,286,300	$ 14,152,454
Getinge AB (B Shares)	688,200	17,230,072
H&M Hennes & Mauritz AB (B Shares)	430,136	16,730,070
Hemfosa Fastigheter AB	1,293,658	14,044,136
Kungsleden AB	726,300	5,440,736
Lifco AB (d)	156,400	3,474,518
Mekonomen AB	350,400	8,305,213
Nordea Bank AB	1,709,135	18,904,701
Pandox AB (a)	321,600	5,262,412
Sandvik AB	1,636,700	15,306,556
Svenska Cellulosa AB (SCA) (B Shares)	766,800	22,585,312
Svenska Handelsbanken AB (A Shares)	866,800	11,772,427
Systemair AB	456,779	6,108,351
TOTAL SWEDEN		203,436,804
TOTAL COMMON STOCKS (Cost $386,699,823)		401,304,935
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 0.18% (b)	3,941,433	3,941,433
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	10,869,981	10,869,981
TOTAL MONEY MARKET FUNDS (Cost $14,811,414)		14,811,414
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $401,511,237)		416,116,349
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(10,389,874)
NET ASSETS - 100%		$ 405,726,475
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,029
Fidelity Securities Lending Cash Central Fund	602,202
Total	$ 617,231
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kambi Group PLC	$ 14,369,373	$ -	$ 708,576	$ -	$ -
Zalaris ASA (A Shares)	8,355,202	-	-	136,209	7,941,931
Total	$ 22,724,575	$ -	$ 708,576	$ 136,209	$ 7,941,931
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 80,477,179	$ 80,477,179	$ -	$ -
Consumer Staples	56,040,066	33,454,754	22,585,312	-
Financials	68,518,928	56,746,501	11,772,427	-
Health Care	70,754,641	44,553,107	26,201,534	-
Industrials	102,022,976	102,022,976	-	-
Information Technology	6,682,967	6,682,967	-	-
Materials	16,808,178	16,808,178	-	-
Money Market Funds	14,811,414	14,811,414	-	-
Total Investments in Securities:	$ 416,116,349	$ 355,557,076	$ 60,559,273	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 26,635,843
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Nordic Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $10,361,916) - See accompanying schedule: Unaffiliated issuers (cost $379,679,459)	$ 393,363,004
Fidelity Central Funds (cost $14,811,414)	14,811,414
Other affiliated issuers (cost $7,020,364)	7,941,931
Total Investments (cost $401,511,237)		$ 416,116,349
Receivable for investments sold		1,558,633
Receivable for fund shares sold		1,076,215
Distributions receivable from Fidelity Central Funds		9,215
Prepaid expenses		1,162
Other receivables		616
Total assets		418,762,190

Liabilities
Payable to custodian	$ 191
Payable for investments purchased	1,482,011
Payable for fund shares redeemed	300,396
Accrued management fee	235,437
Other affiliated payables	85,754
Other payables and accrued expenses	61,945
Collateral on securities loaned, at value	10,869,981
Total liabilities		13,035,715

Net Assets		$ 405,726,475
Net Assets consist of:
Paid in capital		$ 413,144,013
Undistributed net investment income		5,079,232
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,098,413)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,601,643
Net Assets, for 9,018,168 shares outstanding		$ 405,726,475
Net Asset Value, offering price and redemption price per share ($405,726,475 ÷ 9,018,168 shares)		$ 44.99

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends (including $136,209 earned from other affiliated issuers)		$ 10,628,747
Income from Fidelity Central Funds (including $602,202 from security lending)		617,231
Income before foreign taxes withheld		11,245,978
Less foreign taxes withheld		(1,414,501)
Total income		9,831,477

Expenses
Management fee	$ 3,051,393
Transfer agent fees	876,597
Accounting and security lending fees	230,304
Custodian fees and expenses	71,739
Independent trustees' compensation	1,899
Registration fees	32,317
Audit	96,700
Legal	1,223
Miscellaneous	4,612
Total expenses before reductions	4,366,784
Expense reductions	(41,464)	4,325,320
Net investment income (loss)		5,506,157
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(405,353)
Other affiliated issuers	512,725
Foreign currency transactions	13,081
Total net realized gain (loss)		120,453
Change in net unrealized appreciation (depreciation) on: Investment securities	10,096,284
Assets and liabilities in foreign currencies	(2,381)
Total change in net unrealized appreciation (depreciation)		10,093,903
Net gain (loss)		10,214,356
Net increase (decrease) in net assets resulting from operations		$ 15,720,513

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Nordic Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,506,157	$ 8,686,306
Net realized gain (loss)	120,453	97,749,419
Change in net unrealized appreciation (depreciation)	10,093,903	(88,825,375)
Net increase (decrease) in net assets resulting from operations	15,720,513	17,610,350
Distributions to shareholders from net investment income	-	(8,604,710)
Distributions to shareholders from net realized gain	-	(18,652,188)
Total distributions	-	(27,256,898)
Share transactions
Proceeds from sales of shares	67,283,706	233,249,793
Reinvestment of distributions	-	26,169,902
Cost of shares redeemed	(164,909,842)	(201,622,510)
Net increase (decrease) in net assets resulting from share transactions	(97,626,136)	57,797,185
Redemption fees	50,450	284,341
Total increase (decrease) in net assets	(81,855,173)	48,434,978

Net Assets
Beginning of period	487,581,648	439,146,670
End of period (including undistributed net investment income of $5,079,232 and 0, respectively)	$ 405,726,475	$ 487,581,648
Other Information Shares
Sold	1,529,284	5,097,695
Issued in reinvestment of distributions	-	618,820
Redeemed	(3,755,142)	(4,474,614)
Net increase (decrease)	(2,225,858)	1,241,901

Financial Highlights

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 43.36	$ 43.91	$ 30.60	$ 29.60	$ 32.27
Income from Investment Operations
Net investment income (loss) B	.56	.71	.90	.70E	.47
Net realized and unrealized gain (loss)	1.06	1.35	13.04	.91	(2.86)
Total from investment operations	1.62	2.06	13.94	1.61	(2.39)
Distributions from net investment income	-	(.83)	(.63)	(.61)	(.29)
Distributions from net realized gain	-	(1.80)	-	-	-
Total distributions	-	(2.63)	(.63)	(.61)	(.29)
Redemption fees added to paid in capitalB	.01	.02	-G	-G	.01
Net asset value, end of period	$ 44.99	$ 43.36	$ 43.91	$ 30.60	$ 29.60
Total ReturnA	3.76%	4.88%	46.42%	5.69%	(7.49)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.00%	.99%	1.04%	1.08%	1.05%
Expenses net of fee waivers, if any	1.00%	.99%	1.04%	1.08%	1.05%
Expenses net of all reductions	.99%	.98%	1.02%	1.04%	.99%
Net investment income (loss)	1.26%	1.56%	2.50%	2.40%E	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 405,726	$ 487,582	$ 439,147	$ 296,951	$ 360,900
Portfolio turnover rateD	80%	103%	61%	193%	265%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.83%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 41,082,807
Gross unrealized depreciation	(29,666,176)
Net unrealized appreciation (depreciation) on securities	$ 11,416,631
Tax Cost	$ 404,699,718

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,543,816
Capital loss carryforward	$ (24,374,515)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,413,162

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (24,086,581)
No expiration
Short-term	(287,934)
Total capital loss carryforward	$ (24,374,515)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ -	$ 27,256,898

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $339,704,041 and $431,172,628, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,789.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $642 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $6,560. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,413 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26,766 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $14,698.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	-0.29%	7.28%	7.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Annual Report

Fidelity Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager John Dance: For the year, the fund finished just below break-even but considerably outpaced the -2.72% return of its benchmark, the MSCI AC (All Country) Pacific Index. Versus the benchmark, the fund's performance was bolstered in roughly equal measures by stock selection and sector/industry positioning. Geographically, our picks in Japan, India and Australia were noteworthy positives. The fund's top relative contributor was India-based Britannia Industries, a purveyor of cookies and related food products. Our non-index position in this stock - which almost doubled during the period - was a play on the growth of India's middle class and its increasing disposable income. Also lifting our relative results were China-based pharmaceutical firm Jiangsu Hengrui Medical, which I bought in the first half of the period; Medy-Tox, a South Korea-based maker of biopharmaceutical products; and not owning metals and energy miner BHP Billiton, an index component hurt by slowing economic activity in China and weakening demand for iron ore. Conversely, a downward fair-value adjustment of 1.37 percentage points detracted from performance versus the benchmark. Among individual holdings, South Korea's Samsung Electronics was the largest relative detractor, mostly because of unfortunate timing on my part. Israel-based Sarine Technologies - a manufacturer of processing equipment for diamonds and gemstones - also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Pacific Basin Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Actual	1.17%	$ 1,000.00	$ 926.90	$ 5.68
HypotheticalA		$ 1,000.00	$ 1,019.31	$ 5.96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Pacific Basin Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	97.4
Short-Term Investments and Net Other Assets (Liabilities)	1.2	2.6
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.6	2.5
Naspers Ltd. Class N (South Africa, Media)	2.2	1.9
AIA Group Ltd. (Hong Kong, Insurance)	2.1	1.8
Commonwealth Bank of Australia (Australia, Banks)	2.0	2.2
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.9	1.6
Cheung Kong Infrastructure Holdings Ltd. (Bermuda, Electric Utilities)	1.7	1.4
Fuji Heavy Industries Ltd. (Japan, Automobiles)	1.6	1.2
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.6	1.5
Japan Tobacco, Inc. (Japan, Tobacco)	1.5	1.3
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.4	1.2
	18.6
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	23.5
Consumer Discretionary	17.5	18.3
Health Care	15.7	12.8
Consumer Staples	11.7	9.1
Industrials	9.4	9.1
Information Technology	9.0	12.1
Telecommunication Services	4.3	3.8
Materials	3.9	4.7
Utilities	2.4	2.2
Energy	2.0	1.8

Annual Report

Fidelity Pacific Basin Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 12.3%
1-Page Ltd. (a)(d)	724,045	$ 2,435,668
Amcor Ltd.	732,177	7,071,959
Ansell Ltd.	303,164	4,314,017
ARB Corp. Ltd.	289,695	3,036,522
Asaleo Care Ltd.	2,645,270	3,301,061
Australia & New Zealand Banking Group Ltd.	482,778	9,337,074
Commonwealth Bank of Australia	240,378	13,052,042
CSL Ltd.	132,081	8,779,465
Invocare Ltd. (d)	319,066	2,511,611
Magellan Financial Group Ltd.	251,802	4,010,138
realestate.com.au Ltd.	123,597	4,200,551
Sydney Airport unit	1,171,376	5,353,315
Transurban Group unit	961,847	7,127,331
Woodside Petroleum Ltd.	294,064	6,167,393
TOTAL AUSTRALIA		80,698,147
Bermuda - 4.3%
Brilliance China Automotive Holdings Ltd.	2,248,000	3,117,175
Cheung Kong Infrastructure Holdings Ltd.	1,211,000	11,234,420
Hongkong Land Holdings Ltd.	982,000	7,363,226
PAX Global Technology Ltd.	4,667,000	6,102,856
TOTAL BERMUDA		27,817,677
Cayman Islands - 3.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	55,600	4,660,953
China High Precision Automation Group Ltd. (a)	1,875,000	0
China Metal Recycling (Holdings) Ltd. (a)	2,572,200	0
ENN Energy Holdings Ltd.	778,000	4,456,885
International Housewares Retail Co. Ltd.	17,378,000	3,627,187
Sands China Ltd.	911,600	3,282,631
Sino Biopharmaceutical Ltd.	5,512,000	6,849,764
Vipshop Holdings Ltd. ADR (a)(d)	139,500	2,862,540
TOTAL CAYMAN ISLANDS		25,739,960
China - 4.4%
Industrial & Commercial Bank of China Ltd. (H Shares)	14,414,000	9,142,884
Jiangsu Hengrui Medicine Co. Ltd.	882,081	7,318,602
Kweichow Moutai Co. Ltd.	261,750	8,837,671
Weifu High-Technology Co. Ltd. (B Shares)	1,382,213	3,524,065
TOTAL CHINA		28,823,222
Hong Kong - 4.7%
AIA Group Ltd.	2,358,600	13,829,253
China Resources Beer Holdings Co. Ltd.	1,528,000	2,885,124
Lenovo Group Ltd.	3,310,000	3,075,443

	Shares	Value
Magnificent Estates Ltd.	90,048,000	$ 2,550,899
Techtronic Industries Co. Ltd.	2,202,000	8,049,802
TOTAL HONG KONG		30,390,521
India - 6.6%
Asian Paints India Ltd.	433,057	5,488,157
Bharti Infratel Ltd.	1,443,623	8,574,139
Britannia Industries Ltd.	113,710	5,607,931
Housing Development Finance Corp. Ltd.	229,506	4,396,208
Lupin Ltd.	162,563	4,786,407
Page Industries Ltd.	21,955	4,718,872
Petronet LNG Ltd.	1,866,633	5,532,137
Sun Pharmaceutical Industries Ltd.	295,972	4,021,996
TOTAL INDIA		43,125,847
Indonesia - 3.0%
PT Bank Central Asia Tbk	8,610,900	8,089,314
PT Bank Rakyat Indonesia Tbk	8,236,100	6,303,549
PT Gudang Garam Tbk	1,709,800	5,351,948
TOTAL INDONESIA		19,744,811
Israel - 0.5%
Sarine Technologies Ltd.	3,174,400	3,528,420
Japan - 39.6%
Arcland Service Co. Ltd.	128,700	5,135,664
Asahi Group Holdings	186,400	5,749,731
Asia Securities Printing Co. Ltd.	270,900	1,996,664
Astellas Pharma, Inc.	876,300	12,719,039
Broadleaf Co. Ltd.	151,351	1,733,664
Calbee, Inc.	101,100	3,663,033
Century Tokyo Leasing Corp.	91,500	3,103,813
Coca-Cola Central Japan Co. Ltd.	227,400	3,195,965
Create SD Holdings Co. Ltd.	70,600	4,156,958
Daito Trust Construction Co. Ltd.	61,800	6,689,623
Dentsu, Inc.	91,900	5,166,447
East Japan Railway Co.	93,800	8,918,090
Fuji Heavy Industries Ltd.	265,400	10,263,980
Hamakyorex Co. Ltd.	108,800	2,196,842
Harmonic Drive Systems, Inc. (d)	115,100	1,950,248
Hoya Corp.	209,400	8,641,263
Japan Exchange Group, Inc.	222,000	3,572,194
Japan Tobacco, Inc.	290,600	10,058,186
KDDI Corp.	392,100	9,488,167
Keyence Corp.	12,300	6,403,485
Miraca Holdings, Inc.	85,800	3,818,553
Misumi Group, Inc.	300,900	3,918,350
Mitsubishi Pencil Co. Ltd.	107,200	4,799,941
Mitsui Fudosan Co. Ltd.	216,000	5,878,149
Nakanishi, Inc.	138,400	4,718,949
NGK Spark Plug Co. Ltd.	240,700	5,874,291
Nihon M&A Center, Inc.	90,100	3,716,475
Nihon Parkerizing Co. Ltd.	426,800	3,796,500
Nitori Holdings Co. Ltd.	103,700	8,086,415
OMRON Corp.	108,800	3,602,679
Common Stocks - continued
	Shares	Value
Japan - continued
Open House Co. Ltd.	268,900	$ 4,905,363
ORIX Corp.	532,200	7,772,132
Pigeon Corp.	137,600	3,855,398
Rakuten, Inc.	432,400	5,990,120
Seven Bank Ltd.	1,931,900	8,802,810
SHIMANO, Inc.	27,800	4,380,407
Shinsei Bank Ltd.	2,507,000	5,256,611
Ship Healthcare Holdings, Inc.	147,200	3,565,658
SK Kaken Co. Ltd.	51,000	4,967,148
SoftBank Corp.	181,300	10,157,861
Sony Financial Holdings, Inc.	253,700	4,546,961
Sosei Group Corp. (d)	101,800	3,612,875
Sundrug Co. Ltd.	85,500	4,504,096
Sysmex Corp.	99,000	5,658,721
The Suruga Bank Ltd.	223,500	4,400,047
Toshiba Plant Systems & Services Corp.	423,100	4,532,012
VT Holdings Co. Ltd.	572,200	3,538,502
Welcia Holdings Co. Ltd.	105,600	5,204,521
TOTAL JAPAN		258,664,601
Korea (South) - 2.3%
KEPCO Plant Service & Engineering Co. Ltd.	73,544	6,698,876
LG Household & Health Care Ltd.	4,670	3,873,363
Medy-Tox, Inc.	10,750	4,584,264
TOTAL KOREA (SOUTH)		15,156,503
Malaysia - 0.4%
Bursa Malaysia Bhd	1,145,100	2,259,819
Netherlands - 0.5%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (a)(e)	600,000	3,268,915
New Zealand - 2.3%
EBOS Group Ltd.	633,901	5,859,209
Ryman Healthcare Group Ltd.	1,695,247	9,057,219
TOTAL NEW ZEALAND		14,916,428
Philippines - 0.6%
D&L Industries, Inc.	20,046,200	4,170,124
Singapore - 1.9%
Ezion Holdings Ltd.	2,670,000	1,329,393
Parkway Life REIT	2,675,000	4,404,701
United Overseas Bank Ltd.	459,700	6,675,206
TOTAL SINGAPORE		12,409,300
South Africa - 2.2%
Naspers Ltd. Class N	99,300	14,544,483
Taiwan - 5.6%
Advantech Co. Ltd.	573,000	4,121,223
CTCI Corp.	1,631,000	2,130,122
eMemory Technology, Inc.	162,000	1,671,646

	Shares	Value
King Slide Works Co. Ltd.	404,000	$ 5,307,439
Lung Yen Life Service Co. Ltd.	1,305,000	2,604,774
Merida Industry Co. Ltd.	674,750	3,959,337
Taiwan Semiconductor Manufacturing Co. Ltd.	4,007,000	16,883,390
TOTAL TAIWAN		36,677,931
Thailand - 0.8%
Thai Beverage PCL	11,431,700	5,497,146
United Kingdom - 0.5%
Standard Chartered PLC (Hong Kong)	282,000	3,099,783
United States of America - 2.4%
China Biologic Products, Inc. (a)	43,200	4,922,208
Cognizant Technology Solutions Corp. Class A (a)	100,600	6,851,866
GI Dynamics, Inc. CDI (a)	5,561,290	122,401
Yum! Brands, Inc.	51,200	3,630,592
TOTAL UNITED STATES OF AMERICA		15,527,067
TOTAL COMMON STOCKS (Cost $584,667,450)		646,060,705
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 0.18% (b)	7,590,261	7,590,261
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	11,403,029	11,403,029
TOTAL MONEY MARKET FUNDS (Cost $18,993,290)		18,993,290
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $603,660,740)		665,053,995
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(11,021,735)
NET ASSETS - 100%		$ 654,032,260
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,268,915 or 0.5% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,551
Fidelity Securities Lending Cash Central Fund	195,406
Total	$ 207,957
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
GI Dynamics, Inc. CDI	$ 1,385,909	$ -	$ -	$ -	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 114,656,867	$ 27,601,726	$ 87,055,141	$ -
Consumer Staples	75,742,132	3,873,363	71,868,769	-
Energy	13,028,923	-	13,028,923	-
Financials	150,159,815	-	150,159,815	-
Health Care	103,350,610	24,422,900	78,927,710	-
Industrials	62,174,125	14,136,437	48,037,688	-
Information Technology	57,542,873	17,305,688	40,237,185	-
Materials	25,493,888	-	25,493,888	-
Telecommunication Services	28,220,167	-	28,220,167	-
Utilities	15,691,305	-	15,691,305	-
Money Market Funds	18,993,290	18,993,290	-	-
Total Investments in Securities:	$ 665,053,995	$ 106,333,404	$ 558,720,591	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 18,614,496

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $10,834,103) - See accompanying schedule: Unaffiliated issuers (cost $584,667,450)	$ 646,060,705
Fidelity Central Funds (cost $18,993,290)	18,993,290
Total Investments (cost $603,660,740)		$ 665,053,995
Foreign currency held at value (cost $674,433)		674,434
Receivable for investments sold		1,337,579
Receivable for fund shares sold		188,606
Dividends receivable		1,292,065
Distributions receivable from Fidelity Central Funds		20,970
Prepaid expenses		1,977
Other receivables		29,444
Total assets		668,599,070

Liabilities
Payable for investments purchased	$ 1,521,782
Payable for fund shares redeemed	815,979
Accrued management fee	491,914
Other affiliated payables	127,929
Other payables and accrued expenses	206,177
Collateral on securities loaned, at value	11,403,029
Total liabilities		14,566,810

Net Assets		$ 654,032,260
Net Assets consist of:
Paid in capital		$ 568,802,308
Undistributed net investment income		7,437,966
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		16,456,122
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		61,335,864
Net Assets, for 24,215,461 shares outstanding		$ 654,032,260
Net Asset Value, offering price and redemption price per share ($654,032,260 ÷ 24,215,461 shares)		$ 27.01

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 15,804,068
Special dividends		2,425,068
Interest		57
Income from Fidelity Central Funds		207,957
Income before foreign taxes withheld		18,437,150
Less foreign taxes withheld		(969,920)
Total income		17,467,230

Expenses
Management fee
Basic fee	$ 4,863,077
Performance adjustment	1,340,612
Transfer agent fees	1,297,121
Accounting and security lending fees	343,187
Custodian fees and expenses	190,461
Independent trustees' compensation	2,991
Registration fees	42,289
Audit	78,355
Legal	1,944
Miscellaneous	5,818
Total expenses before reductions	8,165,855
Expense reductions	(42,269)	8,123,586
Net investment income (loss)		9,343,644
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,312,123
Foreign currency transactions	(276,610)
Total net realized gain (loss)		28,035,513
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $524,196)	(45,986,656)
Assets and liabilities in foreign currencies	20,158
Total change in net unrealized appreciation (depreciation)		(45,966,498)
Net gain (loss)		(17,930,985)
Net increase (decrease) in net assets resulting from operations		$ (8,587,341)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,343,644	$ 7,675,522
Net realized gain (loss)	28,035,513	50,734,532
Change in net unrealized appreciation (depreciation)	(45,966,498)	(20,718,497)
Net increase (decrease) in net assets resulting from operations	(8,587,341)	37,691,557
Distributions to shareholders from net investment income	(4,307,962)	(4,153,037)
Distributions to shareholders from net realized gain	(38,224,213)	(90,299,349)
Total distributions	(42,532,175)	(94,452,386)
Share transactions
Proceeds from sales of shares	132,445,887	106,431,054
Reinvestment of distributions	40,866,947	90,804,572
Cost of shares redeemed	(165,448,385)	(163,049,316)
Net increase (decrease) in net assets resulting from share transactions	7,864,449	34,186,310
Redemption fees	85,778	100,999
Total increase (decrease) in net assets	(43,169,289)	(22,473,520)

Net Assets
Beginning of period	697,201,549	719,675,069
End of period (including undistributed net investment income of $7,437,966 and undistributed net investment income of $3,615,295, respectively)	$ 654,032,260	$ 697,201,549
Other Information Shares
Sold	4,689,033	3,756,614
Issued in reinvestment of distributions	1,545,649	3,309,282
Redeemed	(6,127,983)	(5,824,547)
Net increase (decrease)	106,699	1,241,349

Financial Highlights

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 28.92	$ 31.47	$ 24.85	$ 22.96	$ 25.11
Income from Investment Operations
Net investment income (loss) B	.37E	.31	.12	.30	.21
Net realized and unrealized gain (loss)	(.49)	1.25	7.26	1.79	(1.51)
Total from investment operations	(.12)	1.56	7.38	2.09	(1.30)
Distributions from net investment income	(.18)	(.18)	(.29)	(.12)	(.20)
Distributions from net realized gain	(1.61)	(3.93)	(.47)	(.08)	(.66)
Total distributions	(1.79)	(4.11)	(.76)	(.20)	(.86)
Redemption fees added to paid in capitalB	-G	-G	-G	-G	.01
Net asset value, end of period	$ 27.01	$ 28.92	$ 31.47	$ 24.85	$ 22.96
Total ReturnA	(.29)%	5.68%	30.58%	9.22%	(5.44)%
Ratios to Average Net AssetsC, F
Expenses before reductions	1.17%	1.18%	1.23%	1.28%	1.14%
Expenses net of fee waivers, if any	1.17%	1.18%	1.22%	1.28%	1.13%
Expenses net of all reductions	1.17%	1.18%	1.21%	1.26%	1.10%
Net investment income (loss)	1.34%E	1.09%	.42%	1.29%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 654,032	$ 697,202	$ 719,675	$ 581,254	$ 722,453
Portfolio turnover rateD	36%	30%	82%	26%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 118,681,238
Gross unrealized depreciation	(63,708,001)
Net unrealized appreciation (depreciation) on securities	$ 54,973,237
Tax Cost	$ 610,080,758

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,439,981
Undistributed long-term capital gain	$ 22,876,141
Net unrealized appreciation (depreciation) on securities and other investments	$ 54,994,788

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 8,734,926	$ 25,206,814
Long-term Capital Gains	33,797,249	69,245,572
Total	$ 42,532,175	$ 94,452,386

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $249,302,013 and $270,519,318, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .89% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $617 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,000 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $195,406, including $2,826 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $21,409 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $12.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $20,848.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund	12/07/15	12/04/15	$0.613	$0.060
Fidelity China Region Fund	12/07/15	12/04/15	$0.345	$3.588
Fidelity Emerging Markets Fund	12/07/15	12/04/15	$0.110	$0.000
Fidelity Europe Fund	12/07/15	12/04/15	$0.425	$0.154
Fidelity Japan Fund	12/07/15	12/04/15	$0.069	$0.006
Fidelity Japan Smaller Companies Fund	12/07/15	12/04/15	$0.091	$0.107
Fidelity Latin America Fund	12/07/15	12/04/15	$0.347	$0.000
Fidelity Nordic Fund	12/07/15	12/04/15	$0.565	$0.052
Fidelity Pacific Basin Fund	12/07/15	12/04/15	$0.362	$0.951
Fidelity Emerging Asia Fund	12/07/15	12/04/15	$0.132	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$2,181,885
Fidelity China Region Fund	$202,354,150
Fidelity Pacific Basin Fund	$25,531,429

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 5, 2014	December 26, 2014
Fidelity Canada Fund	100%	-
Fidelity China Region Fund	71%	-
Fidelity Emerging Markets Fund	100%	100%
Fidelity Europe Fund	100%	100%
Fidelity Japan Fund	100%	-
Fidelity Japan Smaller Companies Fund	100%	-
Fidelity Latin America Fund	53%	59%
Fidelity Nordic Fund	-	-
Fidelity Pacific Basin Fund	95%	-
Fidelity Emerging Asia Fund	100%	-

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	December 5, 2014	December 26, 2014
Fidelity Canada Fund	3%	-
Fidelity China Region Fund	-	-
Fidelity Emerging Markets Fund	5%	19%
Fidelity Europe Fund	1%	-
Fidelity Japan Fund	-	-
Fidelity Japan Smaller Companies Fund	-	-
Fidelity Latin America Fund	-	-
Fidelity Nordic Fund	-	-
Fidelity Pacific Basin Fund	-	-
Fidelity Emerging Asia Fund	1%	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Canada Fund	12/08/2014	$0.8223	$0.1363
Fidelity China Region Fund	12/08/2014	$0.4188	$0.0608
Fidelity Emerging Markets Fund	12/08/2014	$0.2058	$0.0478
Fidelity Emerging Markets Fund	12/29/2014	$0.0100	$0.0000
Fidelity Europe Fund	12/08/2014	$0.9375	$0.0715
Fidelity Europe Fund	12/29/2014	$0.0480	$0.0000
Fidelity Japan Fund	12/08/2014	$0.1133	$0.0263
Fidelity Japan Smaller Companies Fund	12/08/2014	$0.0652	$0.0332
Fidelity Latin America Fund	12/08/2014	$0.4945	$0.0895
Fidelity Latin America Fund	12/29/2014	$0.0300	$0.0000
Fidelity Pacific Basin Fund	12/08/2014	$0.4094	$0.0424
Fidelity Emerging Asia Fund	12/08/2014	$0.4379	$0.1439

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Fidelity Canada Fund in January 2014 and September 2014, for Fidelity Emerging Markets Fund in October 2012, for Fidelity Europe Fund in December 2013 and September 2014, for Fidelity Japan Fund in March 2014, for Fidelity Japan Smaller Companies Fund in March 2014, for Fidelity Nordic Fund in September 2014, and for Fidelity Pacific Basin Fund in October 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. For Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund, a peer group is not shown below because the funds do not generally utilize a peer group for performance comparison purposes. For Fidelity Emerging Asia Fund, Fidelity Europe Fund, and Fidelity Pacific Basin Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Canada Fund

Fidelity China Region Fund

Annual Report

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

Fidelity Japan Fund

Annual Report

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

The Board has discussed each of Fidelity Japan Fund's and Fidelity Latin America Fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate these funds' underperformance.

The Board also considered that each of Fidelity Canada Fund's, Fidelity Emerging Asia Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, and Fidelity Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Japan Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Fidelity Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders of Fidelity Emerging Asia Fund approved a change in the index used to calculate the fund's performance adjustment, beginning December 1, 2010. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to December 1, 2010 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2010 through 2013 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Annual Report

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Fidelity Nordic Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Latin America Fund). In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Canada Fund's, Fidelity Europe Fund's, and Fidelity Japan Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For each of Fidelity Canada Fund and Fidelity Japan Fund, the Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and the retail class of the funds ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. For Fidelity Europe Fund, the Board noted that the total expense ratio of each of Class A, Class B, Class I, and the retail class ranked below its competitive median for 2014 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the funds offer multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

The Board noted that the total expense ratio of each class of Fidelity China Region Fund, Fidelity Emerging Markets Fund, and Fidelity Latin America Fund ranked below its competitive median for 2014.

Total Expense Ratio (for Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund). In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Emerging Asia Fund's and Fidelity Pacific Basin Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T of each of Fidelity Canada Fund, Fidelity Europe Fund, and Fidelity Japan Fund and Class C of Fidelity Europe Fund were above the median of the universe presented for comparison, the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors
FIL Investment Advisors
(UK) Limited
FIL Investments (Japan) Limited

Fidelity China Region Fund, Fidelity Emerging Asia Fund,
Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Pacific Basin Fund

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Emerging Markets Fund, Fidelity Japan Fund,
Fidelity Pacific Basin Fund

Brown Brothers Harriman & Co.
Boston, MA

Fidelity China Region Fund, Fidelity Latin America Fund,
Fidelity Nordic Fund

State Street Bank and Trust Company
Quincy, MA

Fidelity Canada Fund, Fidelity Europe Fund

The Northern Trust Company
Chicago, IL

Fidelity Emerging Asia Fund,
Fidelity Japan Smaller Companies Fund

Fidelity's International Equity Funds

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Discovery Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity Global Equity Income Fund

Fidelity Global Strategies Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Total Emerging Markets Fund

Fidelity Total International Equity Fund

Fidelity Worldwide Fund

Corporate Headquarters

245 Summer St.,
Boston, MA 02210
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments October 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Emerging Markets
Fund -

Class K

Annual Report

October 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class K A	-10.60%	-1.43%	5.37%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund - Class K on October 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities suffered a moderate setback for the 12 months ending October 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -4.55% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-1%), the world's second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -15% this period. Canada, a significant energy producer, returned roughly -17%. Net energy consumer Japan (+9%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Ireland (+19%) - the EU's fastest-growing economy - and Israel (+17%) proved top performers; Greece (-56%) and Brazil (-46%), among the worst. As for sectors, energy (-25%) and materials (-16%) declined sharply, whereas the two consumer sectors each gained about 6%.

Comments from Portfolio Manager Sammy Simnegar: For the year, the fund's share classes recorded low-double-digit declines but handily topped the -14.22% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, sector and industry positioning - especially a sizable underweighting in energy - drove the fund's success, with stock selection also adding value. Geographically, non-benchmark exposure to the U.S. bolstered relative results, as did positioning in India and picks in Mexico. The fund's top relative contributor was Brazil-based oil producer Petroleo Brasileiro. This weak-performing index name helped our relative results because the fund didn't own it, as did Brazilian metals miner Vale, also an index stock. Two other contributors - both out-of-benchmark positions established during the period - were health care holdings China Biologic Products and Jiangsu Hengrui Medicine. Conversely, stock selection in consumer discretionary detracted most. Underweighting China was a negative, along with stock picking in Russia. The fund's first- and fourth-biggest relative detractors were China Life Insurance and Ping An Insurance Group. In both cases, the fund didn't own the stock early on, when China-based stocks were flying higher, but we built positions later.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During PeriodC May 1, 2015 to October 31, 2015
Emerging Markets	1.04%
Actual		$ 1,000.00	$ 887.10	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Class K	.84%
Actual		$ 1,000.00	$ 887.60	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Asset Allocation as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	99.1
Short-Term Investments and Net Other Assets (Liabilities)	0.7	0.9
Top Ten Stocks as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.5	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.4	3.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.2	3.0
Naspers Ltd. Class N (South Africa, Media)	2.2	2.0
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4	0.0
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.1
Ambev SA sponsored ADR (Brazil, Beverages)	1.0	1.1
Tata Consultancy Services Ltd. (India, IT Services)	1.0	0.8
Fomento Economico Mexicano S.A.B. de CV unit (Mexico, Beverages)	0.9	0.8
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	0.9	0.8
	19.8
Market Sectors as of October 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	22.3
Financials	19.8	23.3
Consumer Discretionary	18.5	16.6
Industrials	11.3	11.5
Consumer Staples	8.5	7.3
Health Care	8.4	7.5
Materials	4.7	5.2
Utilities	2.5	2.0
Telecommunication Services	1.4	2.3
Energy	1.1	1.1
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 0.9%
Amcor Ltd.	1,413,962	$ 13,657,192
Sydney Airport unit	3,533,823	16,149,952
TOTAL AUSTRALIA		29,807,144
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	2,557,969	14,094,409
Bermuda - 2.2%
China Gas Holdings Ltd.	10,812,000	17,207,484
China Resource Gas Group Ltd.	5,532,000	15,174,528
Credicorp Ltd. (United States)	196,932	22,288,764
PAX Global Technology Ltd.	13,512,000	17,669,120
TOTAL BERMUDA		72,339,896
Brazil - 5.3%
BB Seguridade Participacoes SA	2,871,620	19,806,587
Brasil Foods SA	1,631,400	25,423,537
Cetip SA - Mercados Organizado	1,794,600	15,868,032
Cielo SA	2,273,412	21,581,365
FPC Par Corretora de Seguros	1,420,100	3,973,209
Kroton Educacional SA	7,962,460	20,357,536
Qualicorp SA	4,405,800	18,507,205
Smiles SA	1,781,800	13,906,777
Ultrapar Participacoes SA	1,134,400	19,707,977
Weg SA	4,121,390	15,388,888
TOTAL BRAZIL		174,521,113
British Virgin Islands - 0.5%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	827,800	16,142,100
Cayman Islands - 7.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	255,200	21,393,416
ENN Energy Holdings Ltd.	3,380,000	19,362,815
Fu Shou Yuan International Group Ltd. (d)	21,161,000	14,428,296
Hengan International Group Co. Ltd.	2,147,000	23,184,227
Shenzhou International Group Holdings Ltd.	3,500,000	17,247,902
Sino Biopharmaceutical Ltd.	14,108,000	17,532,016
TAL Education Group ADR (a)	447,600	17,210,220
Tencent Holdings Ltd.	5,606,000	105,669,618
Vipshop Holdings Ltd. ADR (a)(d)	819,500	16,816,140
TOTAL CAYMAN ISLANDS		252,844,650
China - 8.0%
Beijing Capital International Airport Co. Ltd. (H Shares)	16,734,000	17,911,220
China Life Insurance Co. Ltd. (H Shares)	5,307,000	19,137,490
China Pacific Insurance (Group) Co. Ltd. (H Shares)	7,045,600	28,065,418
Fuyao Glass Industries Group Co. Ltd. (a)	6,752,000	14,434,559
Inner Mongoli Yili Industries Co. Ltd.	6,148,408	15,465,595
Jiangsu Hengrui Medicine Co. Ltd.	2,121,471	17,601,786
Kweichow Moutai Co. Ltd.	523,692	17,681,825

	Shares	Value
PICC Property & Casualty Co. Ltd. (H Shares)	9,962,783	$ 22,606,257
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	8,063,000	45,259,635
Shanghai International Airport Co. Ltd.	3,738,100	17,832,199
Weifu High-Technology Co. Ltd. (B Shares)	4,781,169	12,189,979
Zhengzhou Yutong Bus Co. Ltd.	4,986,250	17,174,145
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	2,733,000	17,691,920
TOTAL CHINA		263,052,028
Denmark - 0.5%
Novo Nordisk A/S Series B sponsored ADR	288,300	15,331,794
Egypt - 0.6%
Commercial International Bank SAE sponsored GDR	3,192,800	18,677,880
France - 0.9%
LVMH Moet Hennessy - Louis Vuitton SA	84,820	15,790,891
Safran SA	194,500	14,773,065
TOTAL FRANCE		30,563,956
Germany - 1.0%
Bayer AG	111,600	14,892,186
Wirecard AG (d)	321,863	16,636,792
TOTAL GERMANY		31,528,978
Hong Kong - 2.0%
AIA Group Ltd.	2,766,800	16,222,665
CSPC Pharmaceutical Group Ltd.	18,282,000	17,021,388
Guangdong Investment Ltd.	12,007,000	16,886,181
Techtronic Industries Co. Ltd.	4,338,000	15,858,329
TOTAL HONG KONG		65,988,563
India - 10.6%
Adani Ports & Special Economic Zone (a)	3,790,935	17,116,405
Amara Raja Batteries Ltd. (a)	1,033,523	14,248,543
Asian Paints India Ltd.	1,407,300	17,834,797
Axis Bank Ltd. (a)	1,917,184	13,885,181
Bharti Infratel Ltd.	2,849,419	16,923,611
Colgate-Palmolive (India)	956,144	13,938,522
Exide Industries Ltd. (a)	6,028,470	13,752,893
HCL Technologies Ltd.	1,794,539	23,885,735
HDFC Bank Ltd. (a)	905,707	18,165,469
Housing Development Finance Corp. Ltd.	2,205,895	42,254,117
IndusInd Bank Ltd.	1,062,557	14,783,992
LIC Housing Finance Ltd. (a)	2,204,392	16,095,379
Lupin Ltd.	671,367	19,767,324
Maruti Suzuki India Ltd. (a)	221,498	15,064,835
Sun Pharmaceutical Industries Ltd.	2,018,117	27,424,412
Tata Consultancy Services Ltd.	857,789	32,681,725
Common Stocks - continued
	Shares	Value
India - continued
Titan Co. Ltd. (a)	2,900,773	$ 15,736,582
Zee Entertainment Enterprises Ltd.	2,611,321	16,273,826
TOTAL INDIA		349,833,348
Indonesia - 4.0%
PT ACE Hardware Indonesia Tbk	344,934,400	16,791,994
PT Bank Central Asia Tbk	28,257,400	26,545,771
PT Bank Rakyat Indonesia Tbk	32,333,500	24,746,641
PT Matahari Department Store Tbk	14,434,800	17,379,323
PT Media Nusantara Citra Tbk	115,858,500	15,032,785
PT Surya Citra Media Tbk	74,100,300	15,757,718
PT Tower Bersama Infrastructure Tbk (a)	31,912,000	16,620,076
TOTAL INDONESIA		132,874,308
Isle of Man - 0.5%
Playtech Ltd.	1,262,213	16,656,284
Israel - 0.9%
Check Point Software Technologies Ltd. (a)	181,500	15,416,610
Teva Pharmaceutical Industries Ltd. sponsored ADR	243,200	14,395,008
TOTAL ISRAEL		29,811,618
Kenya - 0.4%
Safaricom Ltd.	105,631,300	14,853,593
Korea (South) - 8.6%
AMOREPACIFIC Corp.	78,534	25,965,462
Coway Co. Ltd.	225,406	16,820,017
KEPCO Plant Service & Engineering Co. Ltd.	171,480	15,619,538
LG Chemical Ltd.	100,788	26,879,272
LG Household & Health Care Ltd.	27,486	22,797,273
NAVER Corp.	53,154	27,932,421
Samsung Electronics Co. Ltd.	122,494	147,194,067
TOTAL KOREA (SOUTH)		283,208,050
Luxembourg - 0.9%
Eurofins Scientific SA	44,300	16,039,247
Samsonite International SA	4,980,900	14,709,780
TOTAL LUXEMBOURG		30,749,027
Mexico - 6.8%
Banregio Grupo Financiero S.A.B. de CV	2,397,993	12,936,660
Fomento Economico Mexicano S.A.B. de CV unit	2,963,767	29,277,377
Gruma S.A.B. de CV Series B	1,188,600	18,342,282
Grupo Aeroportuario del Pacifico SA de CV Series B	1,923,857	17,327,502
Grupo Aeroportuario del Sureste SA de CV Series B	1,163,120	18,013,861

	Shares	Value
Grupo Aeroportuario Norte S.A.B. de CV	2,958,700	$ 15,218,198
Grupo Financiero Banorte S.A.B. de CV Series O	5,314,500	28,619,112
Grupo GICSA SA de CV (a)(d)	15,490,617	15,098,798
Infraestructura Energetica Nova S.A.B. de CV	3,104,000	14,967,708
Megacable Holdings S.A.B. de CV unit	4,248,052	16,189,497
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	1,510,600	18,940,801
Tenedora Nemak SA de CV (a)	12,221,200	17,675,748
TOTAL MEXICO		222,607,544
Netherlands - 0.4%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Arbitrage Warrant Program) warrants 10/21/16 (a)	2,723,000	14,832,508
Philippines - 4.1%
Ayala Corp.	1,041,090	17,338,254
GT Capital Holdings, Inc.	566,585	15,899,709
International Container Terminal Services, Inc.	9,583,880	16,897,010
Jollibee Food Corp.	3,667,160	16,117,554
Robinsons Land Corp.	24,039,500	15,714,689
SM Investments Corp.	912,552	17,036,552
SM Prime Holdings, Inc.	38,634,500	17,789,293
Universal Robina Corp.	4,102,270	17,578,020
TOTAL PHILIPPINES		134,371,081
Russia - 0.7%
Magnit OJSC (a)	141,707	24,719,783
South Africa - 7.4%
Aspen Pharmacare Holdings Ltd.	932,390	20,940,540
Bidvest Group Ltd.	803,398	20,550,827
Discovery Ltd.	1,685,585	18,026,344
FirstRand Ltd.	7,028,500	25,795,037
Mr Price Group Ltd.	1,162,288	17,847,113
Naspers Ltd. Class N	481,612	70,541,768
Sanlam Ltd.	4,931,200	22,277,825
Steinhoff International Holdings Ltd.	4,253,900	26,038,577
Woolworths Holdings Ltd.	2,762,400	20,463,997
TOTAL SOUTH AFRICA		242,482,028
Spain - 0.5%
Amadeus IT Holding SA Class A	364,000	15,514,566
Switzerland - 0.9%
Compagnie Financiere Richemont SA Series A	183,508	15,735,365
Sika AG (Bearer)	3,880	12,733,795
TOTAL SWITZERLAND		28,469,160
Taiwan - 6.7%
Advantech Co. Ltd.	2,277,000	16,377,006
Catcher Technology Co. Ltd.	2,015,000	19,861,389
Common Stocks - continued
	Shares	Value
Taiwan - continued
ECLAT Textile Co. Ltd.	1,153,000	$ 17,011,767
Giant Manufacturing Co. Ltd.	2,042,000	15,441,583
Largan Precision Co. Ltd.	317,000	24,752,657
Merida Industry Co. Ltd.	2,759,600	16,192,940
Taiwan Semiconductor Manufacturing Co. Ltd.	26,570,000	111,952,013
TOTAL TAIWAN		221,589,355
Thailand - 1.5%
Airports of Thailand PCL (For. Reg.)	2,259,200	18,884,754
Bangkok Dusit Medical Services PCL (For. Reg.)	28,040,800	14,951,533
Thai Beverage PCL	29,426,500	14,150,280
TOTAL THAILAND		47,986,567
Turkey - 2.1%
Koc Holding A/S	4,087,000	18,458,439
TAV Havalimanlari Holding A/S	2,192,000	17,217,809
Tofas Turk Otomobil Fabrikasi A/S	2,303,731	15,211,231
Tupras Turkiye Petrol Rafinelleri A/S (a)	653,000	17,246,690
TOTAL TURKEY		68,134,169
United Arab Emirates - 1.0%
DP World Ltd.	875,334	17,690,500
First Gulf Bank PJSC	4,610,350	15,501,721
TOTAL UNITED ARAB EMIRATES		33,192,221
United Kingdom - 1.9%
Al Noor Hospitals Group PLC	75,025	1,360,144
InterContinental Hotel Group PLC	383,700	15,332,443
Mondi PLC	811,600	18,817,485
NMC Health PLC	1,092,200	12,830,065
Prudential PLC	671,258	15,678,234
TOTAL UNITED KINGDOM		64,018,371
United States of America - 8.4%
A.O. Smith Corp.	220,400	16,931,128
Alphabet, Inc. Class C	24,105	17,134,075
Apple, Inc.	143,300	17,124,350
China Biologic Products, Inc. (a)	167,478	19,082,443
Cognizant Technology Solutions Corp. Class A (a)	229,600	15,638,056
Ecolab, Inc.	131,700	15,850,095
Facebook, Inc. Class A (a)	140,600	14,336,982
International Flavors & Fragrances, Inc.	133,410	15,483,565
MasterCard, Inc. Class A	158,500	15,689,915
McGraw Hill Financial, Inc.	172,200	15,952,608
MercadoLibre, Inc. (d)	160,600	15,798,222
Mettler-Toledo International, Inc. (a)	53,200	16,544,668
Moody's Corp.	164,500	15,818,320
NIKE, Inc. Class B	111,800	14,649,154
PPG Industries, Inc.	157,056	16,374,659

	Shares	Value
Sherwin-Williams Co.	64,400	$ 17,183,852
Visa, Inc. Class A	207,300	16,082,334
TOTAL UNITED STATES OF AMERICA		275,674,426
TOTAL COMMON STOCKS (Cost $3,038,534,777)		3,236,470,518
Nonconvertible Preferred Stocks - 1.0%

Brazil - 1.0%
Ambev SA sponsored ADR (Cost $51,333,349)	7,027,680	34,224,802
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.18% (b)	20,235,573	20,235,573
Fidelity Securities Lending Cash Central Fund, 0.19% (b)(c)	41,335,000	41,335,000
TOTAL MONEY MARKET FUNDS (Cost $61,570,573)		61,570,573
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $3,151,438,699)	3,332,265,893
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(39,291,465)
NET ASSETS - 100%	$ 3,292,974,428
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 60,957
Fidelity Securities Lending Cash Central Fund	314,677
Total	$ 375,634
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 610,009,119	$ 332,374,065	$ 277,635,054	$ -
Consumer Staples	282,748,985	180,750,516	101,998,469	-
Energy	36,954,667	36,954,667	-	-
Financials	635,661,599	228,363,072	407,298,527	-
Health Care	278,316,168	164,017,709	114,298,459	-
Industrials	377,073,256	172,899,052	204,174,204	-
Information Technology	763,120,818	471,262,607	291,858,211	-
Materials	154,814,712	123,322,723	31,491,989	-
Telecommunication Services	48,397,280	14,853,593	33,543,687	-
Utilities	83,598,716	14,967,708	68,631,008	-
Money Market Funds	61,570,573	61,570,573	-	-
Total Investments in Securities:	$ 3,332,265,893	$ 1,801,336,285	$ 1,530,929,608	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 59,835,425
Level 2 to Level 1	$ 26,402,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015

Assets
Investment in securities, at value (including securities loaned of $40,686,767) - See accompanying schedule: Unaffiliated issuers (cost $3,089,868,126)	$ 3,270,695,320
Fidelity Central Funds (cost $61,570,573)	61,570,573
Total Investments (cost $3,151,438,699)		$ 3,332,265,893
Cash		1,673,531
Foreign currency held at value (cost $11,224,220)		11,217,793
Receivable for investments sold		23,933,070
Receivable for fund shares sold		22,530,197
Dividends receivable		2,169,756
Distributions receivable from Fidelity Central Funds		12,992
Prepaid expenses		9,184
Other receivables		1,901,903
Total assets		3,395,714,319

Liabilities
Payable for investments purchased	$ 50,795,978
Payable for fund shares redeemed	6,937,787
Accrued management fee	1,882,234
Other affiliated payables	666,377
Other payables and accrued expenses	1,122,515
Collateral on securities loaned, at value	41,335,000
Total liabilities		102,739,891

Net Assets		$ 3,292,974,428
Net Assets consist of:
Paid in capital		$ 3,359,240,649
Undistributed net investment income		15,496,040
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(261,563,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		179,801,549
Net Assets		$ 3,292,974,428

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,738,933,655 ÷ 121,470,383 shares)		$ 22.55

Class K: Net Asset Value, offering price and redemption price per share ($554,040,773 ÷ 24,533,490 shares)		$ 22.58

Statement of Operations

	Year ended October 31, 2015

Investment Income
Dividends		$ 63,932,125
Interest		147
Income from Fidelity Central Funds		375,634
Income before foreign taxes withheld		64,307,906
Less foreign taxes withheld		(6,043,871)
Total income		58,264,035

Expenses
Management fee	$ 22,451,101
Transfer agent fees	6,767,826
Accounting and security lending fees	1,376,420
Custodian fees and expenses	1,736,316
Independent trustees' compensation	13,489
Registration fees	95,824
Audit	119,135
Legal	7,815
Interest	4,273
Miscellaneous	23,203
Total expenses before reductions	32,595,402
Expense reductions	(574,024)	32,021,378
Net investment income (loss)		26,242,657
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,309,017)	(229,416,969)
Foreign currency transactions	(2,322,602)
Total net realized gain (loss)		(231,739,571)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,167,103)	(191,854,165)
Assets and liabilities in foreign currencies	(90,515)
Total change in net unrealized appreciation (depreciation)		(191,944,680)
Net gain (loss)		(423,684,251)
Net increase (decrease) in net assets resulting from operations		$ (397,441,594)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,242,657	$ 21,069,375
Net realized gain (loss)	(231,739,571)	19,330,340
Change in net unrealized appreciation (depreciation)	(191,944,680)	67,110,574
Net increase (decrease) in net assets resulting from operations	(397,441,594)	107,510,289
Distributions to shareholders from net investment income	(18,114,621)	(2,412,320)
Distributions to shareholders from net realized gain	(2,942,055)	-
Total distributions	(21,056,676)	(2,412,320)
Share transactions - net increase (decrease)	716,596,433	100,101,946
Redemption fees	519,430	450,436
Total increase (decrease) in net assets	298,617,593	205,650,351

Net Assets
Beginning of period	2,994,356,835	2,788,706,484
End of period (including undistributed net investment income of $15,496,040 and undistributed net investment income of $16,555,118, respectively)	$ 3,292,974,428	$ 2,994,356,835

Financial Highlights - Fidelity Emerging Markets Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.44	$ 24.43	$ 22.15	$ 22.23	$ 25.72
Income from Investment Operations
Net investment income (loss) B	.19	.17	.20	.33	.35
Net realized and unrealized gain (loss)	(2.91)	.86	2.38	(.11)	(3.48)
Total from investment operations	(2.72)	1.03	2.58	.22	(3.13)
Distributions from net investment income	(.14)	(.02)	(.30)	(.30)	(.24)
Distributions from net realized gain	(.03)	-	-	-	(.13)
Total distributions	(.17)	(.02)	(.30)	(.30)	(.37)
Redemption fees added to paid in capitalB	- F	- F	- F	- F	.01
Net asset value, end of period	$ 22.55	$ 25.44	$ 24.43	$ 22.15	$ 22.23
Total ReturnA	(10.76)%	4.22%	11.78%	1.03%	(12.33)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.05%	1.07%	1.08%	1.09%	1.07%
Expenses net of fee waivers, if any	1.05%	1.07%	1.08%	1.09%	1.07%
Expenses net of all reductions	1.03%	1.07%	1.03%	1.03%	1.01%
Net investment income (loss)	.78%	.71%	.85%	1.50%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,738,934	$ 2,370,927	$ 2,241,338	$ 2,203,756	$ 2,907,884
Portfolio turnover rateD	107%	94%	119%	176%	122%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Emerging Markets Fund Class K

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.48	$ 24.42	$ 22.15	$ 22.23	$ 25.75
Income from Investment Operations
Net investment income (loss) B	.24	.23	.25	.37	.40
Net realized and unrealized gain (loss)	(2.92)	.86	2.38	(.10)	(3.48)
Total from investment operations	(2.68)	1.09	2.63	.27	(3.08)
Distributions from net investment income	(.20)	(.03)	(.36)	(.35)	(.32)
Distributions from net realized gain	(.03)	-	-	-	(.13)
Total distributions	(.22) G	(.03)	(.36)	(.35)	(.45)
Redemption fees added to paid in capitalB	- F	- F	- F	- F	.01
Net asset value, end of period	$ 22.58	$ 25.48	$ 24.42	$ 22.15	$ 22.23
Total ReturnA	(10.60)%	4.47%	12.01%	1.25%	(12.17)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.85%	.86%	.87%	.87%	.87%
Expenses net of fee waivers, if any	.85%	.85%	.87%	.87%	.87%
Expenses net of all reductions	.83%	.85%	.82%	.81%	.80%
Net investment income (loss)	.98%	.92%	1.07%	1.72%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 554,041	$ 623,430	$ 547,369	$ 607,919	$ 497,821
Portfolio turnover rateD	107%	94%	119%	176%	122%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.005 per share. GTotal distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 378,134,375
Gross unrealized depreciation	(220,237,005)
Net unrealized appreciation (depreciation) on securities	$ 157,897,370
Tax Cost	$ 3,174,368,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,537,050
Capital loss carryforward	$ (238,633,987)
Net unrealized appreciation (depreciation) on securities and other investments	$ 157,194,348

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (24,838,920)
No expiration
Short-term	(189,293,193)
Long-term	(24,501,874)
Total no expiration	(213,795,067)
Total capital loss carryforward	$ (238,633,987)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$ 21,056,676	$ 2,412,320

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,100,863,386 and $3,362,222,832, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$ 6,491,538.25
Class K	276,288.05
	$ 6,767,826

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,868 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,684,552.36%		$ 4,273

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,547 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $314,677, including $2,907 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $498,851 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $662.

Annual Report

8. Expense Reductions - continued

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,121 and a portion of class-level operating expenses as follows:

Amount
Emerging Markets	$ 60,390

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Emerging Markets	$ 13,346,829	$ 1,743,046
Class K	4,767,792	669,274
Total	$ 18,114,621	$ 2,412,320
From net realized gain
Emerging Markets	$ 2,332,143	$ -
Class K	609,912	-
Total	$ 2,942,055	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2015	2014	2015	2014
Emerging Markets
Shares sold	55,410,811	21,791,321	$ 1,332,719,199	$ 537,287,996
Reinvestment of distributions	546,115	57,233	13,577,228	1,363,124
Shares redeemed	(27,685,404)	(20,408,773)	(631,200,476)	(492,243,181)
Net increase (decrease)	28,271,522	1,439,781	$ 715,095,951	$ 46,407,939
Class K
Shares sold	8,915,876	8,911,150	$ 215,741,410	$ 221,271,615
Reinvestment of distributions	216,324	28,071	5,377,704	669,274
Shares redeemed	(9,064,709)	(6,884,435)	(219,618,632)	(168,246,882)
Net increase (decrease)	67,491	2,054,786	$ 1,500,482	$ 53,694,007

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Emerging Markets Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders:

	December 5, 2014	December 26, 2014
Class K	4%	19%

A percentage the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	December 5, 2014	December 26, 2014
Class K	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United
States are as follows:

	Pay Date	Income	Taxes
Class K	12/08/2014	$0.2578	$0.0478
	12/29/2014	$0.0100	$0.0000

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management (U.K.) Limited
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Discovery Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity Global Equity Income Fund

Fidelity Global Strategies Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Total Emerging Markets Fund

Fidelity Total International Equity Fund

Fidelity Worldwide Fund

Corporate Headquarters

245 Summer St.,
Boston, MA 02210
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EMF-K-UANN-1215
1.863014.107

Item 2. Code of Ethics

As of the end of the period, October 31, 2015, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (the "Funds"):

Services Billed by PwC

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$65,000	$-	$5,200	$2,400
Fidelity China Region Fund	$63,000	$-	$5,200	$2,300
Fidelity Emerging Asia Fund	$65,000	$-	$5,200	$2,100
Fidelity Emerging Markets Fund	$81,000	$-	$5,900	$2,900
Fidelity Europe Fund	$70,000	$-	$15,400	$2,200
Fidelity Japan Fund	$64,000	$-	$7,600	$1,900
Fidelity Japan Smaller Companies Fund	$54,000	$-	$5,200	$1,900
Fidelity Latin America Fund	$64,000	$-	$5,200	$2,000
Fidelity Nordic Fund	$54,000	$-	$37,600	$1,900
Fidelity Pacific Basin Fund	$65,000	$-	$5,400	$2,000

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$63,000	$-	$5,300	$2,500
Fidelity China Region Fund	$61,000	$-	$5,300	$2,200
Fidelity Emerging Asia Fund	$62,000	$-	$5,300	$2,000
Fidelity Emerging Markets Fund	$78,000	$-	$5,500	$2,600
Fidelity Europe Fund	$64,000	$-	$6,400	$2,100
Fidelity Japan Fund	$62,000	$-	$5,300	$1,800
Fidelity Japan Smaller Companies Fund	$52,000	$-	$5,300	$1,800
Fidelity Latin America Fund	$63,000	$-	$5,300	$2,100
Fidelity Nordic Fund	$51,000	$-	$10,300	$1,800
Fidelity Pacific Basin Fund	$62,000	$-	$5,500	$1,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$3,465,000	$4,430,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2015 A	October 31, 2014 A
PwC	$4,885,000	$5,720,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2015